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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06463

                         AIM International Mutual Funds
               (Exact name of registrant as specified in charter)

                11 Greenway Plaza, Suite 100 Houston, Texas 77046
               (Address of principal executive offices) (Zip code)

       Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/08

Item 1. Reports to Stockholders.

[INVESCO AIM LOGO]      AIM ASIA PACIFIC GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM ASIA PACIFIC GROWTH FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of
     [CROCKETT     Trustees believes in the wisdom of a long-term perspective and consistent
      PHOTO]       investment discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
   Bruce Crockett  the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM ASIA PACIFIC GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       spared as all Asian markets experienced
                                                                                          double-digit declines.(1) Emerging Asia
The volatility and weakness experienced by Asian equities over the fiscal year was        saw some of the largest declines with
reflected in the performance of the Fund. For the fiscal year ended October 31, 2008,     markets like China, as represented by the
Class A shares of AIM Asia Pacific Growth Fund, at net asset value, delivered a return    MSCI China Index, and India, as
of -56.60%. This is compared with the MSCI All Country Asia Pacific Ex-Japan Index        represented by the MSCI India Index, which
which returned -57.26%.(triangle) Stock selection in China and an overweight exposure     returned -65% and -62%, respectively.(1)
in Malaysia contributed favorably to relative results.
                                                                                             Despite the volatility in equity
   Your Fund's long-term performance appears later in this report.                        markets, economic data from the region was
                                                                                          relatively robust. Growth in China and
FUND VS. INDEXES                                                                          India slowed from last year but remained
                                                                                          relatively strong and export figures
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     remained resilient. Over the fiscal year,
not include applicable contingent deferred sales charges (CDSC) or front-end sales        inflationary pressures moderated,
charges, which would have reduced performance.                                            relieving the pressure to continue
                                                                                          tightening monetary policy. The easing of
Class A Shares                                                                  -56.60%   inflation provided Asian policy makers
Class B Shares                                                                  -56.93    with greater freedom to adopt measures
Class C Shares                                                                  -56.91    designed to stimulate economic activity.
Class Y Shares*                                                                 -56.60    The clearest sign of this shift in focus
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62    was the first interest-rate cut in six
MSCI All Country Asia Pacific Ex-Japan Index(triangle) (Style-Specific Index)   -57.26    years for China, where reserve
Lipper Pacific Region Ex-Japan Funds Index(triangle) (Peer Group Index)         -55.95    requirements for medium and smaller banks
                                                                                          were reduced.(2)
(triangle) Lipper Inc.
                                                                                             Within this environment, the Fund
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     performed in line with its style-specific
   of Fund performance.                                                                   index, but trailed its Lipper peer group
=======================================================================================   benchmark.(1) The Fund's Class A shares,
                                                                                          at net asset value, returned -56.60% for
HOW WE INVEST                                                                             the fiscal year, while the MSCI All
                                                                                          Country Asia Pacific Ex-Japan Index
When selecting stocks for your Fund, we      companies rather than sectors, countries     returned -57.26%.(1) The Lipper Pacific
employ a disciplined investment strategy     or market-cap trends.                        Region Ex-Japan Funds Index returned
that emphasizes fundamental research,                                                     -55.95%.(1)
supported by both quantitative analysis         We believe disciplined sell decisions
and portfolio construction techniques. Our   are key to successful investing. We             In geographical terms, stock selection
"EQV" (Earnings, Quality, Valuation)         consider selling a stock for one of the      in China and a large overweight
strategy focuses primarily on identifying    following reasons:                           representation in Malaysia both added
quality companies that have experienced,                                                  value versus the Fund's style-specific
or exhibit the potential for, accelerating   o  A company's fundamentals deteriorate or   index. Stock selection and an underweight
or above average earnings growth but whose      it posts disappointing earnings.          in India helped as well. In contrast,
stock prices do not fully reflect these                                                   stock section in Singapore, Korea and Hong
attributes.                                  o  A stock's price seems overvalued.         Kong were the principal detractors from
                                                                                          both relative and absolute results. The
   While research responsibilities within    o  A more attractive opportunity becomes     largest stock level detractors included
the portfolio management team are focused       available.                                Singapore based oil and gas equipment
by market capitalization, such as large-                                                  company EZRA HOLDINGS and marine rig
or mid/ small-cap stocks, we select          MARKET CONDITIONS AND YOUR FUND
investments for the Fund by using a
bottom-up investment approach. This means    Asian equity markets experienced a
that we construct the Fund primarily on a    volatile 12 months ending October 31,
stock-by-stock basis. We focus on the        2008, as global issues dominated the
strengths of individual                      investment landscape. Domestic economic
                                             and corporate news was largely overshadowed
                                             by the deepening troubles experienced by
                                             developed markets, which undermined
                                             equities globally. During the fiscal
                                             year, no country was
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Financials                           20.5%   1. Australia                         16.1%    1. CSL Ltd.                          3.9%
Consumer Discretionary               17.4    2. China                             12.2     2. SM Investments Corp.              3.2
Industrials                          12.9    3. Hong Kong                         11.8     3. Siam Commercial Bank PCL          3.1
Information Technology               11.9    4. Malaysia                          10.4     4. Infosys Technologies Ltd.         3.0
Telecommunication Services            8.0    5. Taiwan                             9.1     5. BHP Billiton Ltd.                 2.9
Health Care                           7.6    ==========================================    6. Cheung Kong (Holdings) Ltd.       2.7
Consumer Staples                      7.1                                                  7. United Overseas Bank Ltd.         2.7
Materials                             7.0    ==========================================    8. Hutchison Whampoa Ltd.            2.6
Energy                                2.4    Total Net Assets           $258.1 million     9. CNOOC Ltd.-ADR                    2.4
Utilities                             1.4                                                 10. Philippine Long Distance
Money Market Funds Plus Other                Total Number of Holdings*              74           Telephone Co.                  2.4
Assets Less Liabilities               3.8    ==========================================   ==========================================
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM ASIA PACIFIC GROWTH FUND

builder KEPPEL CORP. Ezra Holdings was no    decade-low valuations are increasingly                    SHUXIN CAO
longer held at the end of the fiscal year.   more available in these consumer-related                  Chartered Financial Analyst,
                                             sectors.                                        [CAO      senior portfolio  manager, is
   In terms of sectors, the underweight                                                     PHOTO]     co-manager of AIM Asia
position in financials versus the MSCI All      From a country perspective, exposure to                Pacific Growth Fund. Mr. Cao
Country Asia Pacific Ex-Japan Index          China was increased incrementally through    joined Invesco Aim in 1997. He graduated
benefited relative results as the global     selective buying on market weakness. These   from Tianjin Foreign Language Institute
credit crisis led to pressures on            additions were very cautious and gradual     with a B.A. in English. Mr. Cao also
financial institutions. In addition, stock   as we believed earnings may continue to      earned an M.B.A. from Texas A&M University
selection and an underweight exposure in     display further downside risks. In           and is a certified public accountant.
the materials sector helped as commodity     contrast, the Fund's exposure in Hong
prices came under pressure on worries that   Kong, South Korea and India saw a decline.                MARK JASON
a global economic slowdown would lead to                                                               Chartered Financial Analyst,
weaker demand.                                  Volatile markets can test an investor's     [JASON     portfolio manager, is
                                             resolve, and 2008 has so far been one of        PHOTO]    co-manager of AIM Asia
   The Fund's results were also hurt by      the most turbulent periods in many years.                 Pacific Growth Fund. Mr.
the Fund's all-cap flexibility. An           However, it's always worth remembering       Jason joined Invesco Aim in 2001 as a
overweight exposure in small-cap stocks,     that market turbulence can create            senior equity analyst. He spent more than
which were hard hit over the period,         investment opportunities.                    five years focusing on Asian and Latin
detracted from relative results versus the                                                American stocks before assuming his
larger-cap biased style-specific index.         We welcome any new investors who have     current duties in 2007. Mr. Jason earned
Broadly speaking, a flight to liquidity      joined the Fund during the fiscal year,      both a B.S. in real estate and a B.S. in
and safety continued, regardless of          and to all of our shareholders we would      Finance from the University of California
fundamentals, and negatively affected        like to express our appreciation for your    at Northridge.
small-cap returns.                           continued investment in AIM Asia Pacific
                                             Growth Fund.                                              BARRETT SIDES
   Our overall "EQV" focused strategy                                                                  Senior portfolio manager, is
remained the same, despite the volatile      (1) Lipper Inc.                                [SIDES     co-manager of AIM Asia
nature of markets. We continued to favor                                                     PHOTO]    Pacific Growth Fund. Mr.
sectors that may benefit from the region's   (2) Bloomberg L.P.                                        Sides joined Invesco Aim in
domestic demand, while aiming to minimize                                                              1990. He graduated with a
exposure to cyclical sectors that are        The views and opinions expressed in          B.S. in economics from Bucknell Univer-
vulnerable amid the weak global              management's discussion of Fund              sity. Mr. Sides also earned an M.B.A. in
environment.                                 performance are those of Invesco Aim         international business from the University
                                             Advisors, Inc. These views and opinions      of St. Thomas.
   Over the fiscal year, our exposure to     are subject to change at any time based on
the telecommunication services and health    factors such as market and economic          Assisted by the Asia Pacific/Latin America
care sectors increased markedly as stocks    conditions. These views and opinions may     Teams
with robust growth and reasonable            not be relied upon as investment advice or
valuations were added to the portfolio. In   recommendations, or as an offer for a
contrast, our exposure to the industrials    particular security. The information is
and energy sectors saw a significant         not a complete analysis of every aspect of
reduction.                                   any market, country, industry, security or
                                             the Fund. Statements of fact are from
   One of our larger exposures was to the    sources considered reliable, but Invesco
consumer via consumer discretionary and      Aim Advisors, Inc. makes no representation
consumer staples, segments of the market     or warranty as to their completeness or
that are focused on domestic consumption.    accuracy. Although historical performance
We were keenly aware of the challenges       is no guarantee of future results, these
consumers faced, but strong local            insights may help you understand our
franchises trading at                        investment management philosophy.

                                             See important Fund and index disclosures
                                             later in this report.


5               AIM ASIA PACIFIC GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    early years shown in the chart. The
comparable future results.                   fund expenses and management fees;           vertical axis, the one that indicates the
                                             performance of a market index does not.      dollar value of an investment, is
   The data shown in the chart include       Performance shown in the chart and           constructed with each segment representing
reinvested distributions, applicable sales   table(s) does not reflect deduction of       a percent change in the value of the
charges and Fund expenses including          taxes a shareholder would pay on Fund        investment. In this chart, each segment
management fees. Results for Class B         distributions or sale of Fund shares.        represents a doubling, or 100% change, in
shares are calculated as if a hypothetical                                                the value of the investment. In other
shareholder had liquidated his entire           This chart, which is a logarithmic        words, the space between $5,000 and
investment in the Fund at the close of the   chart, presents the fluctuations in the      $10,000 is the same size as the space
reporting period and paid the applicable     value of the Fund and its indexes. We        between $ 10,000 and $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the


6               AIM ASIA PACIFIC GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES)
Index data from 10/31/97, Fund data from 11/3/97

                 AIM Asia          AIM Asia           AIM Asia
             Pacific Growth     Pacific Growth     Pacific Growth                             Lipper Pacific
              Fund-Class A       Fund-Class B       Fund-Class C                             Region Ex-Japan
  Date           Shares             Shares             Shares         MSCI EAFE Index(1)      Funds Index(1)

10/31/97                                                                    $10000                $10000
   11/97         $ 8401             $ 8890             $ 8890                 9898                  9650
   12/97           8174               8650               8650                 9984                  9400
    1/98           7834               8280               8290                10441                  8511
    2/98           9346               9879               9880                11111                  9823
    3/98           9167               9690               9690                11453                  9751
    4/98           8713               9199               9200                11544                  9170
    5/98           7759               8189               8190                11488                  8065
    6/98           6814               7189               7180                11575                  7196
    7/98           6682               7039               7030                11692                  7014
    8/98           5633               5939               5920                10244                  6163
    9/98           6474               6809               6800                 9929                  6787
   10/98           7267               7629               7610                10965                  7760
   11/98           7475               7848               7820                11526                  8133
   12/98           7477               7848               7820                11981                  8185
    1/99           7305               7668               7640                11946                  7981
    2/99           7201               7558               7540                11661                  7790
    3/99           7714               8078               8061                12148                  8516
    4/99           9138               9580               9553                12640                  9786
    5/99           9395               9841               9813                11989                  9562
    6/99          10867              11372              11345                12456                 11093
    7/99          10459              10932              10914                12827                 11082
    8/99          10440              10902              10884                12873                 11339
    9/99           9946              10371              10353                13003                 10767
   10/99          10232              10662              10642                13490                 11026
   11/99          11628              12114              12085                13959                 12606
   12/99          12560              13074              13045                15212                 14314
    1/00          12085              12574              12544                14245                 14151
    2/00          13282              13815              13786                14628                 14382
    3/00          15126              15707              15689                15196                 14927
    4/00          13502              14016              14007                14396                 13032
    5/00          12447              12914              12906                14044                 12199
    6/00          13321              13805              13798                14594                 13150
    7/00          12456              12915              12906                13982                 12397
    8/00          12419              12864              12856                14103                 12459
    9/00          11183              11573              11564                13416                 11173
   10/00          10167              10511              10502                13099                 10169
   11/00           9872              10211              10202                12608                  9678
   12/00           9743              10065              10065                13056                  9617
    1/01          10810              11160              11160                13050                 10806
    2/01          10201              10527              10528                12071                 10249
    3/01           9123               9402               9402                11267                  9082
    4/01           9685               9985               9985                12050                  9401
    5/01           9772              10076              10066                11624                  9401
    6/01           9600               9885               9885                11149                  9206
    7/01           9285               9554               9554                10946                  8850
    8/01           8731               8982               8981                10669                  8553
    9/01           7797               8017               8017                 9588                  7334
   10/01           8188               8419               8409                 9834                  7669
   11/01           8712               8951               8951                10196                  8605
   12/01           9179               9422               9413                10257                  9174
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    1/02           9407               9653               9645                 9712                  9537
    2/02           9465               9713               9695                 9780                  9645
    3/02           9931              10185              10167                10356                 10286
    4/02           9969              10225              10208                10377                 10359
    5/02           9921              10165              10147                10509                 10308
    6/02           9502               9733               9715                10090                  9790
    7/02           9092               9311               9294                 9094                  9352
    8/02           8882               9080               9062                 9074                  9127
    9/02           8044               8227               8208                 8099                  8124
   10/02           8130               8307               8289                 8534                  8344
   11/02           8454               8629               8611                 8922                  8887
   12/02           8187               8358               8339                 8622                  8377
    1/03           8339               8508               8490                 8262                  8437
    2/03           8177               8337               8320                 8072                  8091
    3/03           7796               7945               7928                 7914                  7714
    4/03           8063               8216               8199                 8689                  8117
    5/03           8654               8819               8792                 9216                  8842
    6/03           9178               9341               9304                 9439                  9389
    7/03           9712               9883               9847                 9667                 10064
    8/03          10493              10667              10640                 9900                 10776
    9/03          10646              10828              10791                10206                 10912
   10/03          11513              11692              11656                10842                 11793
   11/03          11522              11703              11666                11083                 11701
   12/03          12266              12446              12409                11949                 12571
    1/04          12627              12808              12761                12118                 13080
    2/04          13066              13250              13202                12397                 13489
    3/04          12913              13079              13041                12467                 13228
    4/04          12236              12396              12358                12185                 12622
    5/04          12112              12266              12217                12226                 12390
    6/04          11807              11945              11905                12494                 12276
    7/04          11655              11784              11745                12088                 12003
    8/04          12207              12336              12297                12142                 12503
    9/04          12731              12858              12809                12459                 13012
   10/04          13074              13200              13151                12884                 13201
   11/04          14036              14165              14106                13764                 14339
   12/04          14493              14617              14569                14368                 14826
    1/05          14550              14667              14620                14104                 14904
    2/05          15321              15440              15383                14714                 15702
    3/05          14749              14847              14800                14344                 15051
    4/05          14673              14766              14720                14007                 14930
    5/05          14768              14857              14801                14014                 15403
    6/05          15226              15308              15263                14200                 15738
    7/05          15960              16041              15986                14635                 16837
    8/05          16046              16112              16056                15005                 16743
    9/05          16723              16786              16729                15673                 17792
   10/05          15628              15671              15623                15215                 16809
   11/05          16658              16696              16639                15587                 18132
   12/05          17496              17524              17466                16313                 19212
    1/06          19021              19035              18966                17314                 20594
    2/06          19107              19114              19048                17276                 20464
    3/06          19923              19919              19844                17845                 21181
    4/06          21112              21096              21023                18698                 22310
    5/06          19721              19698              19623                17971                 20535
    6/06          19490              19455              19381                17970                 20271
    7/06          19509              19455              19391                18148                 20294
    8/06          20124              20059              19984                18647                 20932
    9/06          20718              20632              20568                18676                 21732
   10/06          21888              21779              21705                19402                 22573
   11/06          23499              23380              23296                19982                 24186
   12/06          24178              24037              23953                20609                 25646
    1/07          24377              24225              24140                20749                 25466
    2/07          24964              24787              24703                20916                 25491
    3/07          25830              25629              25547                21450                 26023
    4/07          27093              26870              26779                22402                 27195
    5/07          28646              28391              28300                22795                 29280
    6/07          29431              29160              29050                22823                 30528
    7/07          30635              30327              30226                22487                 32205
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    8/07          30068              29753              29643                22135                 31834
    9/07          32437              32065              31958                23320                 35042
   10/07          35016              34598              34479                24236                 39010
   11/07          32267              31869              31759                23439                 35904
   12/07          32109              31687              31578                22911                 35743
    1/08          28998              28601              28499                20795                 31643
    2/08          29267              28847              28747                21093                 32095
    3/08          28097              27670              27580                20871                 30158
    4/08          28636              28198              28098                22004                 32421
    5/08          29097              28621              28523                22218                 31963
    6/08          26118              25676              25599                20401                 28377
    7/08          25454              25006              24928                19746                 27665
    8/08          24230              23793              23714                18946                 26104
    9/08          20544              20165              20093                16207                 22348
   10/08          15204              15234              14855                12936                 17182
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (11/3/97)                  3.89%   CLASS A SHARES
10 Years                             7.05    Inception (11/3/97)                  6.83%
 5 Years                             4.53    10 Years                            11.61
 1 Year                            -58.99     5 Years                            12.78
                                              1 Year                            -40.15
CLASS B SHARES
Inception (11/3/97)                  3.90%   CLASS B SHARES
10 Years                             7.08    Inception (11/3/97)                  6.85%
 5 Years                             4.64    10 Years                            11.63
 1 Year                            -58.84     5 Years                            13.00
                                              1 Year                            -39.89
CLASS C SHARES
Inception (11/3/97)                  3.67%   CLASS C SHARES
10 Years                             6.92    Inception (11/3/97)                  6.61%
 5 Years                             4.97    10 Years                            11.44
 1 Year                            -57.29     5 Years                            13.24
                                              1 Year                            -37.68
CLASS Y SHARES                               ==========================================
10 Years                             7.66%
 5 Years                             5.71    PRESENTED IN OTHER SECTIONS OF THIS REPORT
 1 Year                            -56.60    THAT ARE BASED ON EXPENSES INCURRED DURING
==========================================   THE PERIOD COVERED BY THIS REPORT.

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       CLASS A SHARE PERFORMANCE REFLECTS THE
3, 2008; RETURNS SINCE THAT DATE ARE         MAXIMUM 5.50% SALES CHARGE, AND CLASS B
ACTUAL RETURNS. ALL OTHER RETURNS ARE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      APPLICABLE CONTINGENT DEFERRED SALES
PERFORMANCE AND RESTATED CLASS A SHARE       CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
PERFORMANCE (FOR PERIODS PRIOR TO THE        CDSC ON CLASS B SHARES DECLINES FROM 5%
INCEPTION DATE OF CLASS Y SHARES) AT NET     BEGINNING AT THE TIME OF PURCHASE TO 0% AT
ASSET VALUE. THE RESTATED CLASS A SHARE      THE BEGINNING OF THE SEVENTH YEAR. THE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
APPLICABLE TO CLASS A SHARES AS WELL AS      YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    HAVE A FRONT-END SALES CHARGE OR A CDSC;
RECEIVED BY CLASS A SHARES. CLASS A SHARES   THEREFORE, PERFORMANCE IS AT NET ASSET
INCEPTION DATE IS NOVEMBER 3, 1997.          VALUE.

   THE PERFORMANCE DATA QUOTED REPRESENT        THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        CLASSES WILL DIFFER PRIMARILY DUE TO
COMPARABLE FUTURE RESULTS; CURRENT           DIFFERENT SALES CHARGE STRUCTURES AND
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   CLASS EXPENSES.
VISIT INVESCOAIM.COM FOR THE MOST RECENT
MONTH-END PERFORMANCE. PERFORMANCE FIGURES      HAD THE ADVISOR NOT WAIVED FEES AND/OR
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    REIMBURSED EXPENSES IN THE PAST,
IN NET ASSET VALUE AND THE EFFECT OF THE     PERFORMANCE WOULD HAVE BEEN LOWER.
MAXIMUM SALES CHARGE UNLESS OTHERWISE
STATED. INVESTMENT RETURN AND PRINCIPAL         A REDEMPTION FEE OF 2% WILL BE IMPOSED
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
A GAIN OR LOSS WHEN YOU SELL SHARES.         THE FUND WITHIN 31 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
   THE TOTAL ANNUAL FUND OPERATING EXPENSE   LISTED IN THE FUND'S PROSPECTUS.
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C AND CLASS Y
SHARES WAS 1.62%, 2.37%, 2.37% AND 1.37%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
ABOVE MAY VARY FROM THE EXPENSE RATIOS


10              AIM ASIA PACIFIC GROWTH FUND

AIM ASIA PACIFIC GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The MSCI EAFE--REGISTERED TRADEMARK--     o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       INDEX is a free float-adjusted market        TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      capitalization index that is designed        TRADEMARK--) designation is a globally
   of any AIM fund.                             to measure developed market equity           recognized standard for measuring the
                                                performance, excluding the U.S. and          competence and integrity of investment
o  Class Y shares are available only to         Canada.                                      professionals.
   certain investors. Please see the
   prospectus for more information.          o  The MSCI ALL COUNTRY ASIA PACIFIC         o  The returns shown in management's
                                                EX-JAPAN INDEX measures the performance      discussion of Fund performance are
PRINCIPAL RISKS OF INVESTING IN THE FUND        of securities listed on stock exchanges      based on net asset values calculated
                                                of 12 countries in the Asia-Pacific          for shareholder transactions. Generally
o  Investing in developing countries can        region including developed and emerging      accepted accounting principles require
   add additional risk, such as high rates      countries but excluding Japan.               adjustments to be made to the net
   of inflation or sharply devalued                                                          assets of the Fund at period end for
   currencies against the U.S. dollar.       o  The LIPPER PACIFIC REGION EX-JAPAN           financial reporting purposes, and as
   Transaction costs are often higher, and      FUNDS INDEX is an equally weighted           such, the net asset values for
   there may be delays in settlement            representation of the largest funds in       shareholder transactions and the
   procedures.                                  the Lipper Pacific Region Ex-Japan           returns based on those net asset values
                                                Funds category. These funds seek to          may differ from the net asset values
o  Prices of equity securities change in        concentrate their investments in equity      and returns reported in the Financial
   response to many factors, including the      securities with primary trading markets      Highlights.
   historical and prospective earnings of       or operations concentrated in the
   the issuer, the value of its assets,         Pacific region (including Asian           o  Industry classifications used in this
   general economic conditions, interest        countries) and that specifically do not      report are generally according to the
   rates, investor perceptions and market       invest in Japan.                             Global Industry Classification
   liquidity.                                                                                Standard, which was developed by and is
                                             o  The MSCI CHINA INDEX is a free               the exclusive property and a service
o  Foreign securities have additional           float-adjusted market capitalization         mark of MSCI Inc. and Standard &
   risks, including exchange rate changes,      index that is designed to measure            Poor's.
   political and economic upheaval,             equity market performance in China.
   relative lack of information,
   relatively low market liquidity, and      o  The MSCI INDIA INDEX is an unmanaged
   the potential lack of strict financial       index considered representative of
   and accounting controls and standards.       Indian stocks.

o  Investing in a Fund that invests in       o  The Fund is not managed to track the
   smaller companies involves risks not         performance of any particular index,
   associated with investing in more            including the indexes defined here, and
   established companies, such as business      consequently, the performance of the
   risk, stock price fluctuations and           Fund may deviate significantly from the
   illiquidity.                                 performance of the indexes.

o  Although the Fund's returns during        o  A direct investment cannot be made in
   certain periods were positively              an index. Unless otherwise indicated,
   affected by its investments in initial       index results include reinvested
   public offerings (IPOs), there can be        dividends, and they do not reflect
   no assurance that the Fund will have         sales charges. Performance of an index
   favorable IPO investment opportunities       of funds reflects fund expenses;
   in the future.                               performance of a market index does not.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       ASIAX
=======================================================================================   Class B Shares                       ASIBX
                                                                                          Class C Shares                       ASICX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class Y Shares                       ASIYX
                                                                                          ==========================================


11              AIM ASIA PACIFIC GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2008




                                                        SHARES          VALUE
--------------------------------------------------------------------------------

FOREIGN COMMON STOCKS & OTHER EQUITY INTERESTS-96.19%

AUSTRALIA-16.08%

BHP Billiton Ltd.                                        392,900    $  7,547,615
--------------------------------------------------------------------------------
Coca-Cola Amatil Ltd.                                    685,000       3,663,943
--------------------------------------------------------------------------------
Cochlear Ltd.                                            133,000       5,060,911
--------------------------------------------------------------------------------
Computershare Ltd.                                       667,841       3,743,484
--------------------------------------------------------------------------------
CSL Ltd.(a)                                              192,000       4,678,977
--------------------------------------------------------------------------------
CSL Ltd.                                                 225,923       5,505,669
--------------------------------------------------------------------------------
QBE Insurance Group Ltd.                                 243,000       4,189,032
--------------------------------------------------------------------------------
Toll Holdings Ltd.                                       768,600       3,070,217
--------------------------------------------------------------------------------
Woolworths Ltd.                                          217,200       4,022,900
================================================================================
                                                                      41,482,748
================================================================================


CHINA-12.21%

China Green (Holdings) Ltd.                            2,382,000       1,832,935
--------------------------------------------------------------------------------
China Mobile Ltd.                                        311,235       2,730,883
--------------------------------------------------------------------------------
CNOOC Ltd.-ADR                                            76,600       6,257,454
--------------------------------------------------------------------------------
Haitian International Holdings Ltd.                    8,673,000       1,134,304
--------------------------------------------------------------------------------
Kingdee International Software Group Co. Ltd.(b)      28,882,000       4,210,048
--------------------------------------------------------------------------------
Mingyuan Medicare Development Co. Ltd.                30,800,000       2,272,508
--------------------------------------------------------------------------------
Minth Group Ltd.                                       3,624,000       1,269,555
--------------------------------------------------------------------------------
Stella International Holdings Ltd.                     4,792,000       4,047,922
--------------------------------------------------------------------------------
Xinyi Glass Holdings Co. Ltd.                         13,650,000       3,872,515
--------------------------------------------------------------------------------
Xiwang Sugar Holdings Co. Ltd.                        12,484,000       1,514,824
--------------------------------------------------------------------------------
Yantai North Andre Juice Co. Ltd.-Class H             65,021,000       2,370,051
================================================================================
                                                                      31,512,999
================================================================================


HONG KONG-11.75%

Champion Real Estate Investment Trust(a)               3,000,000         712,759
--------------------------------------------------------------------------------
Champion Real Estate Investment Trust                  1,800,000         427,655
--------------------------------------------------------------------------------
Cheung Kong (Holdings) Ltd.                              724,000       7,050,334
--------------------------------------------------------------------------------
Dickson Concepts (International) Ltd.                  5,426,000       1,206,541
--------------------------------------------------------------------------------
Esprit Holdings Ltd.                                     557,000       3,127,018
--------------------------------------------------------------------------------
eSun Holdings Ltd.(c)                                  6,044,000         211,367
--------------------------------------------------------------------------------
Hongkong Land Holdings Ltd.                            1,162,000       3,116,701
--------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                 1,202,000       6,579,601
--------------------------------------------------------------------------------
Li & Fung Ltd.                                         1,752,200       3,523,299
--------------------------------------------------------------------------------
Paliburg Holdings Ltd.                                11,613,240         837,003
--------------------------------------------------------------------------------
Paliburg Holdings Ltd.-Wts., expiring
  11/08/10(a)(c)                                      12,903,600          16,650
--------------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.              11,344,000       2,124,463
--------------------------------------------------------------------------------
Wing Hang Bank Ltd.                                      295,500       1,382,440
================================================================================
                                                                      30,315,831
================================================================================


INDIA-4.30%

Bharat Heavy Electricals Ltd.                            129,076       3,423,773
--------------------------------------------------------------------------------
Infosys Technologies Ltd.                                269,380       7,669,907
================================================================================
                                                                      11,093,680
================================================================================


INDONESIA-5.30%

PT Astra International Tbk                             5,216,000       4,471,550
--------------------------------------------------------------------------------
PT Bank Central Asia Tbk                              13,459,000       3,342,657
--------------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk                     6,064,000       1,985,988
--------------------------------------------------------------------------------
PT Summarecon Agung Tbk                              133,892,500       2,618,948
--------------------------------------------------------------------------------
PT Telekomunikasi Indonesia                            2,534,500       1,258,301
================================================================================
                                                                      13,677,444
================================================================================


MALAYSIA-10.36%

Bumiputra-Commerce Holdings Berhad                     1,034,100       1,796,299
--------------------------------------------------------------------------------
Digi.com Berhad                                          970,000       5,049,573
--------------------------------------------------------------------------------
Goldis Berhad                                          6,047,000       2,130,125
--------------------------------------------------------------------------------
Kossan Rubber Industries Berhad                        7,048,900       4,385,248
--------------------------------------------------------------------------------
Parkson Holdings Berhad                                5,097,500       4,801,042
--------------------------------------------------------------------------------
Public Bank Berhad                                     1,378,000       3,264,167
--------------------------------------------------------------------------------
SP Setia Berhad                                        2,477,400       1,952,413
--------------------------------------------------------------------------------
WCT Berhad                                             3,713,066       1,338,526
--------------------------------------------------------------------------------
YTL Cement Berhad                                      3,272,300       2,022,206
================================================================================
                                                                      26,739,599
================================================================================


PHILIPPINES-8.76%

First Gen Corp.(a)(c)                                  1,962,600         555,467
--------------------------------------------------------------------------------
First Gen Corp.(c)                                     1,573,900         445,454
--------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR(a)(b)                           1,468,000         126,002
--------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR(b)                             51,811,000       4,447,069
--------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.                   152,400       6,227,863
--------------------------------------------------------------------------------
PNOC Energy Development Corp.                         41,396,000       2,519,005
--------------------------------------------------------------------------------
PNOC Energy Development Corp.(a)                       2,335,000         142,088
--------------------------------------------------------------------------------
SM Investments Corp.                                   2,007,595       8,150,467
================================================================================
                                                                      22,613,415
================================================================================


SINGAPORE-4.54%

Keppel Corp. Ltd.                                      1,484,000       4,571,305
--------------------------------------------------------------------------------
Singapore Technologies Engineering Ltd.                  125,000         197,862
--------------------------------------------------------------------------------
United Overseas Bank Ltd.                                780,000       6,946,828
================================================================================
                                                                      11,715,995
================================================================================


SOUTH KOREA-7.66%

CJ CheilJedang Corp.(c)                                   13,148       1,487,521
--------------------------------------------------------------------------------
CJ Corp.(c)                                               91,870       2,445,762
--------------------------------------------------------------------------------
Daegu Bank                                               359,940       1,818,562
--------------------------------------------------------------------------------
Daegu Department Store Co., Ltd.                         347,300       2,056,878
--------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM ASIA PACIFIC GROWTH FUND

                                                        SHARES          VALUE
--------------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

Hyundai Department Store Co., Ltd.                        59,700    $  2,814,916
--------------------------------------------------------------------------------
Hyundai Development Co.                                   87,900       2,365,675
--------------------------------------------------------------------------------
Hyundai H&S Co., Ltd.                                     40,710       1,349,767
--------------------------------------------------------------------------------
Lotte Confectionery Co., Ltd.                              4,034       3,376,503
--------------------------------------------------------------------------------
TechnoSemiChem Co., Ltd.                                 194,076       2,039,243
================================================================================
                                                                      19,754,827
================================================================================


TAIWAN-9.07%

Delta Electronics Inc.                                 2,163,675       4,993,942
--------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                   1,077,798       2,614,746
--------------------------------------------------------------------------------
Hung Poo Real Estate Development Corp.                 5,434,436       2,899,308
--------------------------------------------------------------------------------
Taiwan Mobile Co., Ltd.                                3,870,298       5,387,057
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.            2,941,756       4,353,662
--------------------------------------------------------------------------------
Wistron Corp.                                          3,896,848       3,165,762
================================================================================
                                                                      23,414,477
================================================================================


THAILAND-6.16%

Kasikornbank PCL                                       2,210,200       3,222,454
--------------------------------------------------------------------------------
Major Cineplex Group PCL(d)                           11,001,900       1,956,820
--------------------------------------------------------------------------------
Siam Commercial Bank PCL(d)                            5,241,400       8,062,560
--------------------------------------------------------------------------------
Thai Stanley Electric PCL-Class F(d)                   1,260,100       2,661,290
================================================================================
                                                                      15,903,124
================================================================================
     Total Foreign Common Stocks & Other Equity
       Interests (Cost $363,132,641)                                 248,224,139
================================================================================



MONEY MARKET FUNDS-2.70%

Liquid Assets Portfolio-Institutional Class(e)         3,488,762       3,488,762
--------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(e)               3,488,762       3,488,762
================================================================================
     Total Money Market Funds (Cost $6,977,524)                        6,977,524
================================================================================
TOTAL INVESTMENTS(f)-98.89% (Cost $370,110,165)                      255,201,663
================================================================================
OTHER ASSETS LESS LIABILITIES-1.11%                                    2,859,438
================================================================================
NET ASSETS-100.00%                                                  $258,061,101
________________________________________________________________________________
================================================================================



Investment Abbreviations:

ADR   - American Depositary Receipt
PDR   - Philippine Deposit Receipts
Wts.  - Warrants


Notes to Schedule of Investments:

(a) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $6,231,943, which represented 2.41% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered illiquid at October 31, 2008.
(b) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of October 31, 2008 was $8,783,119, which represented 3.40% of the Fund's Net Assets. See Note 3.
(c)   Non-income producing security.
(d) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2008 was $12,680,670, which represented 4.91% of the Fund's Net Assets. See Note 1A.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM ASIA PACIFIC GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $351,551,674)                           $ 243,651,068
-------------------------------------------------------
Investments in affiliates, at value
  (Cost $18,558,491)                         11,550,595
=======================================================
     Total investments (Cost
       $370,110,165)                        255,201,663
=======================================================
Foreign currencies, at value (Cost
  $5,375,688)                                 5,228,410
-------------------------------------------------------
Receivables for:
  Investments sold                              199,527
-------------------------------------------------------
  Fund shares sold                              481,824
-------------------------------------------------------
  Dividends                                     142,986
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              24,936
-------------------------------------------------------
Other assets                                     40,628
=======================================================
     Total assets                           261,319,974
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       1,349,057
-------------------------------------------------------
  Fund shares reacquired                        965,206
-------------------------------------------------------
  Accrued fees to affiliates                    312,145
-------------------------------------------------------
  Accrued other operating expenses              578,357
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                               54,108
=======================================================
     Total liabilities                        3,258,873
=======================================================
Net assets applicable to shares
  outstanding                             $ 258,061,101
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 369,065,116
-------------------------------------------------------
Undistributed net investment income           5,252,340
-------------------------------------------------------
Undistributed net realized gain (loss)       (1,208,694)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (115,047,661)
=======================================================
                                          $ 258,061,101
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                   $ 189,402,711
_______________________________________________________
=======================================================
Class B                                   $  26,677,723
_______________________________________________________
=======================================================
Class C                                   $  37,629,573
_______________________________________________________
=======================================================
Class Y                                   $   4,351,094
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      14,009,540
_______________________________________________________
=======================================================
Class B                                       2,108,756
_______________________________________________________
=======================================================
Class C                                       2,987,705
_______________________________________________________
=======================================================
Class Y                                         321,837
_______________________________________________________
=======================================================
Class A:
  Net asset value per share               $       13.52
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $13.52 divided
     by 94.50%)                           $       14.31
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                            $       12.65
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                            $       12.59
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                            $       13.52
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM ASIA PACIFIC GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,771,686)                         $  16,525,002
------------------------------------------------------------------------------------------------
Dividends from affiliates (includes securities lending income of $122,388)             1,382,507
================================================================================================
     Total investment income                                                          17,907,509
================================================================================================


EXPENSES:

Advisory fees                                                                          5,448,769
------------------------------------------------------------------------------------------------
Administrative services fees                                                             157,444
------------------------------------------------------------------------------------------------
Custodian fees                                                                           904,459
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              1,100,022
------------------------------------------------------------------------------------------------
  Class B                                                                                630,822
------------------------------------------------------------------------------------------------
  Class C                                                                                910,775
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                    1,507,839
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 32,361
------------------------------------------------------------------------------------------------
Other                                                                                    441,922
================================================================================================
     Total expenses                                                                   11,134,413
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (85,387)
================================================================================================
     Net expenses                                                                     11,049,026
================================================================================================
Net investment income                                                                  6,858,483
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of foreign taxes of $243,209)                            (1,176,181)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,271,683)
================================================================================================
                                                                                      (2,447,864)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of foreign taxes on holdings of $3,091,991)            (421,484,833)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (329,976)
================================================================================================
                                                                                    (421,814,809)
================================================================================================
Net realized and unrealized gain (loss)                                             (424,262,673)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(417,404,190)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM ASIA PACIFIC GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   6,858,483    $  4,020,571
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                     (2,447,864)     85,045,460
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (421,814,809)    198,165,403
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (417,404,190)    287,231,434
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (3,795,249)     (1,443,028)
---------------------------------------------------------------------------------------------------------
  Class B                                                                         (99,294)             --
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (143,490)             --
=========================================================================================================
     Total distributions from net investment income                            (4,038,033)     (1,443,028)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (61,909,244)    (11,106,619)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (9,486,893)     (2,104,538)
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (13,709,431)     (2,181,651)
=========================================================================================================
     Total distributions from net realized gains                              (85,105,568)    (15,392,808)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (82,788,560)    152,873,003
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (12,163,274)      7,256,325
---------------------------------------------------------------------------------------------------------
  Class C                                                                     (16,048,978)     37,850,716
---------------------------------------------------------------------------------------------------------
  Class Y                                                                       5,629,069              --
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (105,371,743)    197,980,044
=========================================================================================================
     Net increase (decrease) in net assets                                   (611,919,534)    468,375,642
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           869,980,635     401,604,993
=========================================================================================================
  End of year (includes undistributed net investment income of $5,252,340
     and $3,921,823, respectively)                                          $ 258,061,101    $869,980,635
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM ASIA PACIFIC GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Asia Pacific Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM ASIA PACIFIC GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

15        AIM ASIA PACIFIC GROWTH FUND
      combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $41,476.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $10,886.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such

16        AIM ASIA PACIFIC GROWTH FUND
classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $158,213 in front-end sales commissions from the sale of Class A shares and $36,388, $140,173 and $60,924 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2008.

                                                                                   CHANGE IN
                                                                                  UNREALIZED
                                    VALUE         PURCHASES       PROCEEDS       APPRECIATION         VALUE       DIVIDEND
                                   10/31/07        AT COST       FROM SALES     (DEPRECIATION)      10/31/08       INCOME
--------------------------------------------------------------------------------------------------------------------------
GMA Holdings, Inc.-PDR           $ 9,499,447     $  961,935     $        --       $(5,888,311)     $4,573,071     $197,004
--------------------------------------------------------------------------------------------------------------------------
Kingdee International Software
  Group Co. Ltd.(a)                5,749,960        878,754      (1,261,542)       (1,017,903)      4,210,048       95,994
==========================================================================================================================
  Total Investments in Other
     Affiliates                  $15,249,407     $1,840,689     $(1,261,542)      $(6,906,214)     $8,783,119     $292,998
__________________________________________________________________________________________________________________________
==========================================================================================================================

                                   REALIZED
                                 GAIN (LOSS)
--------------------------------------------
GMA Holdings, Inc.-PDR            $      --
--------------------------------------------
Kingdee International Software
  Group Co. Ltd.(a)                (139,221)
============================================
  Total Investments in Other
     Affiliates                   $(139,221)
____________________________________________
============================================




(a) As of October 31, 2008, the security is no longer considered an affiliate of the Fund.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $22,616.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $33,025.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $4,258 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM ASIA PACIFIC GROWTH FUND

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $20,571,142     $ 1,443,028
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        68,572,459      15,392,808
========================================================================================================
Total distributions                                                          $89,143,601     $16,835,836
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   5,316,192
------------------------------------------------------------------------------------------------
Net appreciation (depreciation)-investments                                         (115,152,905)
------------------------------------------------------------------------------------------------
Net appreciation (depreciation)-other investments                                       (139,159)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (63,852)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                               (964,291)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        369,065,116
================================================================================================
Total net assets                                                                   $ 258,061,101
________________________________________________________________________________________________
================================================================================================



The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                     $964,291
_______________________________________________________________________________________________
===============================================================================================



* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2008, undistributed net investment income was decreased by $1,489,933, undistributed net realized gain (loss) was increased by $1,530,808 and shares of beneficial interest decreased by $40,875. This reclassification had no effect on the net assets of the Fund.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $142,380,352 and $263,375,685, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  25,461,024
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (140,613,929)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(115,152,905)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $370,354,568.




18        AIM ASIA PACIFIC GROWTH FUND

NOTE 11--SHARE INFORMATION


                                                 SUMMARY OF SHARE ACTIVITY
--------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            --------------------------------------------------------------
                                                                       2008(a)                            2007
                                                            -----------------------------     ----------------------------
                                                               SHARES           AMOUNT          SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     4,613,156     $ 121,544,675     10,858,212     $ 301,941,372
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       433,222        10,960,605      1,194,028        31,212,042
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       884,628        22,316,753      2,298,857        61,390,243
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                    329,465         5,747,508             --                --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                     2,141,494        59,983,256        454,156        10,877,024
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       340,688         8,987,340         87,633         1,993,643
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       485,504        12,749,319         91,497         2,073,315
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       466,651        11,453,713        308,975         8,171,565
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (496,690)      (11,453,713)      (325,015)       (8,171,565)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (11,605,998)     (275,770,204)    (6,057,329)     (168,116,958)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (949,454)      (20,657,506)      (667,453)      (17,777,795)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (2,344,095)      (51,115,050)      (974,472)      (25,612,842)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     (7,628)         (118,439)            --                --
==========================================================================================================================
  Net increase (decrease) in share activity                  (5,709,057)    $(105,371,743)     7,269,089     $ 197,980,044
__________________________________________________________________________________________________________________________
==========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

CLASS                                                                       SHARES         AMOUNT
---------------------------------------------------------------------------------------------------
Class Y                                                                     326,848     $ 5,710,032
---------------------------------------------------------------------------------------------------
Class A                                                                    (326,848)     (5,710,032)
___________________________________________________________________________________________________
===================================================================================================




(c) Net of redemption fees of $64,912 and $95,566 allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM ASIA PACIFIC GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                            NET GAINS
                   NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                     VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                   BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                   OF PERIOD   (LOSS)(A)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(B)
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08           $35.16     $ 0.34       $(18.36)      $(18.02)    $(0.21)       $(3.41)        $(3.62)       $13.52
Year ended
  10/31/07            22.82       0.24         13.00         13.24      (0.10)        (0.80)         (0.90)        35.16
Year ended
  10/31/06            16.41       0.14          6.39          6.53      (0.12)           --          (0.12)        22.82
Year ended
  10/31/05            13.72       0.14          2.55          2.69         --            --             --         16.41
Year ended
  10/31/04            12.07      (0.01)         1.66          1.65         --            --             --         13.72
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08            33.19       0.14        (17.23)       (17.09)     (0.04)        (3.41)         (3.45)        12.65
Year ended
  10/31/07            21.65       0.02         12.32         12.34         --         (0.80)         (0.80)        33.19
Year ended
  10/31/06            15.61      (0.01)         6.08          6.07      (0.03)           --          (0.03)        21.65
Year ended
  10/31/05            13.14       0.03          2.44          2.47         --            --             --         15.61
Year ended
  10/31/04            11.64      (0.09)         1.59          1.50         --            --             --         13.14
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08            33.06       0.14        (17.16)       (17.02)     (0.04)        (3.41)         (3.45)        12.59
Year ended
  10/31/07            21.56       0.02         12.28         12.30         --         (0.80)         (0.80)        33.06
Year ended
  10/31/06            15.55      (0.01)         6.05          6.04      (0.03)           --          (0.03)        21.56
Year ended
  10/31/05            13.09       0.03          2.43          2.46         --            --             --         15.55
Year ended
  10/31/04            11.60      (0.09)         1.58          1.49         --            --             --         13.09
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)         17.47       0.02         (3.97)        (3.95)        --            --             --         13.52
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                   RATIO OF          RATIO OF
                                                   EXPENSES          EXPENSES
                                                  TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                  NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                 NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                     TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                   RETURN(C)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(D)
------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08           (56.58)%     $189,403           1.67%(f)          1.68%(f)        1.34%(f)       25%
Year ended
  10/31/07            59.90        646,720           1.61              1.63            0.84           41
Year ended
  10/31/06            39.97        292,771           1.83              1.85            0.68           58
Year ended
  10/31/05            19.61        156,379           2.01              2.03            0.85           36
Year ended
  10/31/04            13.67        106,129           2.23              2.25           (0.09)          68
------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08           (56.91)        26,678           2.42(f)           2.43(f)         0.59(f)        25
Year ended
  10/31/07            58.70         92,295           2.36              2.38            0.09           41
Year ended
  10/31/06            38.96         53,936           2.58              2.60           (0.07)          58
Year ended
  10/31/05            18.80         35,600           2.69              2.71            0.17           36
Year ended
  10/31/04            12.89         29,174           2.88              2.90           (0.74)          68
------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08           (56.92)        37,630           2.42(f)           2.43(f)         0.59(f)        25
Year ended
  10/31/07            58.77        130,965           2.36              2.38            0.09           41
Year ended
  10/31/06            38.92         54,898           2.58              2.60           (0.07)          58
Year ended
  10/31/05            18.79         26,626           2.69              2.71            0.17           36
Year ended
  10/31/04            12.84         11,220           2.88              2.90           (0.74)          68
------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(e)        (22.61)         4,351           1.52(f)(g)        1.52(f)(g)      1.49(f)(g)     25
____________________________________________________________________________________________________________
============================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)  Commencement date of October 3, 2008.
(f) Ratios are based on average daily net assets (000's omitted) of $440,009, $63,082, $91,078, and $4,577 for Class A, Class B, Class C, and Class Y shares, respectively
(g)  Annualized.


20        AIM ASIA PACIFIC GROWTH FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES



  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


21        AIM ASIA PACIFIC GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Asia Pacific Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Asia Pacific Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM ASIA PACIFIC GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $530.60        $6.62       $1,016.49       $ 8.72       1.72%
---------------------------------------------------------------------------------------------------
        B            1,000.00        528.40         9.49        1,012.72        12.50       2.47
---------------------------------------------------------------------------------------------------
        C            1,000.00        528.70         9.49        1,012.72        12.50       2.47
---------------------------------------------------------------------------------------------------
        Y            1,000.00        773.90         1.07        1,017.50         7.71       1.52
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares) after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM ASIA PACIFIC GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
International Mutual Funds is required       renewal process, the Trustees receive        from one another and attributed different
under the Investment Company Act of 1940     comparative performance and fee data         weight to the various factors. The
to approve annually the renewal of the AIM   regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Asia Pacific Growth Fund's (the Fund)        independent company, Lipper, Inc.            arrangements and resulting advisory fees
investment advisory agreement with Invesco   (Lipper), under the direction and            for the Fund and the other AIM Funds are
Aim Advisors, Inc. (Invesco Aim). During     supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
strategies and limitations of these funds.   investment advisory agreement and            fixed income trading operations. The Board
                                             sub-advisory agreements were considered      concluded that the nature, extent and
   In addition to their meetings             separately, although the Board also          quality of the advisory services provided
throughout the year, the Sub-Committees      considered the common interests of all of    to the Fund by Invesco Aim were
meet at designated contract renewal          the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meetings each year to conduct an in-depth    Board considered all of the information      is providing satisfactory advisory
review of the performance, fees and          provided to them and did not identify any    services in accordance with the terms of
expenses of                                  particular factor that was controlling.      the Fund's investment advisory agreement.
                                             Each Trustee may have evalu-                 In addition, based on their ongoing
                                                                                          meetings throughout the year with the

                                                                                                                           continued


24              AIM ASIA PACIFIC GROWTH FUND

Fund's portfolio manager or managers, the    on fund performance. Although the            the Fund shares directly in economies of
Board concluded that these individuals are   independent written evaluation of the        scale through lower fees charged by third
competent and able to continue to carry      Fund's Senior Officer only considered Fund   party service providers based on the
out their responsibilities under the         performance through the most recent          combined size of all of the AIM Funds and
Fund's investment advisory agreement.        calendar year, the Board also reviewed       affiliates.
                                             more recent Fund performance and this
   In determining whether to continue the    review did not change their conclusions.        E. Profitability and Financial
Fund's investment advisory agreement, the                                                       Resources of Invesco Aim
Board considered the prior relationship         C. Advisory Fees and Fee Waivers
between Invesco Aim and the Fund, as well                                                 The Board reviewed information from
as the Board's knowledge of Invesco Aim's    The Board compared the Fund's contractual    Invesco Aim concerning the costs of the
operations, and concluded that it was        advisory fee rate to the contractual         advisory and other services that Invesco
beneficial to maintain the current           advisory fee rates of funds in the Fund's    Aim and its affiliates provide to the Fund
relationship, in part, because of such       expense group that are not managed by        and the profitability of Invesco Aim and
knowledge. The Board also considered the     Invesco Aim, at a common asset level and     its affiliates in providing these
steps that Invesco Aim and its affiliates    as of the end of the past calendar year.     services. The Board also reviewed
have taken over the last several years to    The Board noted that the Fund's              information concerning the financial
improve the quality and efficiency of the    contractual advisory fee rate was below      condition of Invesco Aim and its
services they provide to the AIM Funds in    the median contractual advisory fee rate     affiliates. The Board also reviewed with
the areas of investment performance,         of funds in its expense group. The Board     Invesco Aim the methodology used to
product line diversification,                also reviewed the methodology used by        prepare the profitability information. The
distribution, fund operations, shareholder   Lipper in determining contractual fee        Board considered the overall profitability
services and compliance. The Board           rates. The Board noted that Invesco Aim      of Invesco Aim, as well as the
concluded that the quality and efficiency    does not serve as an advisor to other        profitability of Invesco Aim in connection
of the services Invesco Aim and its          mutual funds or other clients with           with managing the Fund. The Board noted
affiliates provide to the AIM Funds in       investment strategies comparable to those    that Invesco Aim continues to operate at a
each of these areas have generally           of the Fund.                                 net profit, although increased expenses in
improved, and support the Board's approval                                                recent years have reduced the
of the continuance of the Fund's                The Board noted that Invesco Aim has      profitability of Invesco Aim and its
investment advisory agreement.               not proposed any advisory fee waivers or     affiliates. The Board concluded that the
                                             expense limitations for the Fund. Based      Fund's fees were fair and reasonable, and
   B. Fund Performance                       upon amendments to the Fund's contractual    that the level of profits realized by
                                             advisory fee schedule in recent years, the   Invesco Aim and its affiliates from
The Board compared the Fund's performance    Board concluded that it was not necessary    providing services to the Fund was not
during the past one, three and five          at this time to discuss with Invesco Aim     excessive in light of the nature, quality
calendar years to the performance of funds   whether to amend the contractual advisory    and extent of the services provided. The
in the Fund's performance group that are     fee schedule or implement any fee waivers    Board considered whether Invesco Aim is
not managed by Invesco Aim, and against      or expense limitations for the Fund.         financially sound and has the resources
the performance of all funds in the Lipper                                                necessary to perform its obligations under
Pacific Ex Japan Funds Index. The Board         After taking account of the Fund's        the Fund's investment advisory agreement,
also reviewed the criteria used by Invesco   contractual advisory fee rate, as well as    and concluded that Invesco Aim has the
Aim to identify the funds in the Fund's      the comparative advisory fee information     financial resources necessary to fulfill
performance group for inclusion in the       discussed above, the Board concluded that    these obligations.
Lipper reports. The Board noted that the     the Fund's advisory fees were fair and
Fund's performance was in the fifth          reasonable.                                     F. Independent Written Evaluation of
quintile of its performance group for the                                                       the Fund's Senior Officer
one year period and the fourth quintile         D. Economies of Scale and Breakpoints
for the three and five year periods (the                                                  The Board noted that, at their direction,
first quintile being the best performing     The Board considered the extent to which     the Senior Officer of the Fund, who is
funds and the fifth quintile being the       there are economies of scale in Invesco      independent of Invesco Aim and Invesco
worst performing funds). The Board noted     Aim's provision of advisory services to      Aim's affiliates, had prepared an
that the Fund's performance was below the    the Fund. The Board also considered          independent written evaluation to assist
performance of the Index for the one,        whether the Fund benefits from such          the Board in determining the
three and five year periods. The Board       economies of scale through contractual       reasonableness of the proposed management
noted that Invesco Aim acknowledges the      breakpoints in the Fund's advisory fee       fees of the AIM Funds, including the Fund.
Fund's underperformance because of shorter   schedule or through advisory fee waivers     The Board noted that they had relied upon
term performance results and continues to    or expense limitations. The Board noted      the Senior Officer's written evaluation
monitor the Fund. The Board also             that the Fund's contractual advisory fee     instead of a competitive bidding process.
considered the steps Invesco Aim has taken   schedule includes seven breakpoints and      In determining whether to continue the
over the last several years to improve the   that the level of the Fund's advisory        Fund's investment advisory agreement, the
quality and efficiency of the services       fees, as a percentage of the Fund's net      Board considered the Senior Officer's
that Invesco Aim provides to the AIM         assets, has decreased as net assets          written evaluation.
Funds. The Board concluded that Invesco      increased because of the breakpoints.
Aim continues to be responsive to the        Based on this information, the Board            G. Collateral Benefits to Invesco Aim
Board's focus                                concluded that the Fund's advisory fees            and its Affiliates
                                             appropriately reflect economies of scale
                                             at current asset levels. The Board also      The Board considered various other
                                             noted that                                   benefits received by Invesco Aim and its

                                                                                                                           continued


25              AIM ASIA PACIFIC GROWTH FUND

affiliates resulting from Invesco Aim's      cash collateral. The Board considered the    pursuant to the sub-advisory agreements
relationship with the Fund, including the    contractual nature of this fee waiver and    and the services to be provided by Invesco
fees received by Invesco Aim and its         noted that it remains in effect until at     Aim pursuant to the Fund's investment
affiliates for their provision of            least June 30, 2009. The Board concluded     advisory agreement, as well as the
administrative, transfer agency and          that the Fund's investment of uninvested     allocation of fees between Invesco Aim and
distribution services to the Fund. The       cash and cash collateral from any            the Affiliated Sub-Advisers pursuant to
Board considered the performance of          securities lending arrangements in the       the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            affiliated money market funds is in the      noted that the sub-advisory fees have no
providing these services and the             best interests of the Fund and its           direct effect on the Fund or its
organizational structure employed by         shareholders.                                shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affiliated Sub-Advisers, and
these services. The Board also considered    II. Sub-Advisory Agreements                  that Invesco Aim and the Affiliated
that these services are provided to the                                                   Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which        A. Nature, Extent and Quality of          account of the Fund's contractual
are reviewed and approved on an annual             Services Provided by Affiliated        sub-advisory fee rate, as well as other
basis by the Board. The Board concluded            Sub-Advisers                           relevant factors, the Board concluded that
that Invesco Aim and its affiliates were                                                  the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   The Board reviewed the services to be        reasonable.
manner and in accordance with the terms of   provided by Invesco Trimark Ltd., Invesco
their contracts, and were qualified to       Asset Management Deutschland, GmbH,             D. Financial Resources of the
continue to provide these services to the    Invesco Asset Management Limited, Invesco          Affiliated Sub-Advisers
Fund.                                        Asset Management (Japan) Limited, Invesco
                                             Australia Limited, Invesco Global Asset      The Board considered whether each
   The Board considered the benefits         Management (N.A.), Inc., Invesco Hong Kong   Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Limited, Invesco Institutional (N.A.),       sound and has the resources necessary to
portfolio brokerage transactions executed    Inc. and Invesco Senior Secured              perform its obligations under its
through "soft dollar" arrangements. Under    Management, Inc. (collectively, the          respective sub-advisory agreement, and
these arrangements, portfolio brokerage      "Affiliated Sub-Advisers") under the         concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    sub-advisory agreements and the              has the financial resources necessary to
funds advised by Invesco Aim are used to     credentials and experience of the officers   fulfill these obligations.
pay for research and execution services.     and employees of the Affiliated
The Board noted that soft dollar             Sub-Advisers who will provide these
arrangements shift the payment obligation    services. The Board concluded that the
for the research and execution services      nature, extent and quality of the services
from Invesco Aim to the funds and            to be provided by the Affiliated
therefore may reduce Invesco Aim's           Sub-Advisers were appropriate. The Board
expenses. The Board also noted that          noted that the Affiliated Sub-Advisers,
research obtained through soft dollar        which have offices and personnel that are
arrangements may be used by Invesco Aim in   geographically dispersed in financial
making investment decisions for the Fund     centers around the world, have been formed
and may therefore benefit Fund               in part for the purpose of researching and
shareholders. The Board concluded that       compiling information and making
Invesco Aim's soft dollar arrangements       recommendations on the markets and
were appropriate. The Board also concluded   economies of various countries and
that, based on their review and              securities of companies located in such
representations made by Invesco Aim, these   countries or on various types of
arrangements were consistent with            investments and investment techniques, and
regulatory requirements.                     providing investment advisory services.
                                             The Board concluded that the sub-advisory
   The Board considered the fact that the    agreements will benefit the Fund and its
Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
from any securities lending arrangements     utilize the additional resources and
may be invested in money market funds        talent of the Affiliated Sub-Advisers in
advised by Invesco Aim pursuant to           managing the Fund.
procedures approved by the Board. The
Board noted that Invesco Aim will receive       B. Fund Performance
advisory fees from these affiliated money
market funds attributable to such            The Board did not view Fund performance as
investments, although Invesco Aim has        a relevant factor in considering whether
contractually agreed to waive through at     to approve the sub-advisory agreements for
least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
payable by the Fund in an amount equal to    currently manages any portion of the
100% of the net advisory fees Invesco Aim    Fund's assets.
receives from the affiliated money market
funds with respect to the Fund's                C. Sub-Advisory Fees
investment of uninvested cash, but not
                                             The Board considered the services to be
                                             provided by the Affiliated Sub-Advisers


26              AIM ASIA PACIFIC GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                  $    68,572,459
     Qualified Dividend Income*                                 30.15%
     Corporate Dividends Received
       Deduction*                                                   0%
     Foreign Taxes                                      0.06 per share
     Foreign Source Income                              1.04 per share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008, and October 31, 2008 were 99.81%, 99.54%, 99.94%, and 99.84%, respectively.


27        AIM ASIA PACIFIC GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM ASIA PACIFIC GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.


OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM ASIA PACIFIC GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   APG-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM EUROPEAN GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM EUROPEAN GROWTH FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
   Bruce Crockett  the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM EUROPEAN GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       financial market history.(1) Governments
                                                                                          and central banks in Europe and the U.S.
The volatility and weakness experienced by European equities over the fiscal year was     found themselves bailing out banks,
reflected in the performance of the Fund's Class A shares at net asset value, which       shoring up depositors' confidence in their
returned -49.14%. This is compared with the MSCI Europe Growth Index which returned       savings accounts and pumping liquidity
-43.98%.(triangle) Weak stock selection in the consumer discretionary sector was the      into the financial system as the fallout
key driver of these relative results.                                                     from the financial crisis continued to
                                                                                          spread. Away from the financial crisis,
   Your Fund's long-term performance appears later in this report.                        investor sentiment remained fragile as
                                                                                          weak corporate earnings offered little
FUND VS. INDEXES                                                                          support to equity markets.

Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does        Within this environment, the Fund's
not include applicable contingent deferred sales charges (CDSC) or front-end sales        Class A shares at net asset value returned
charges, which would have reduced performance.                                            -49.14% for the 12-months ending October
                                                                                          31, 2008, versus its style-specific
Class A Shares                                                                  -49.14%   benchmark, the MSCI Europe Growth Index,
Class B Shares                                                                  -49.53    which returned -43.98%.(2)
Class C Shares                                                                  -49.51
Class R Shares                                                                  -49.26       Detracting from both absolute and
Class Y Shares*                                                                 -49.14    relative returns was our stock selection
Investor Class Shares                                                           -49.12    in the consumer discretionary sector.
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62    Significant declines in several of our
MSCI Europe Growth Index(triangle) (Style-Specific Index)                       -43.98    holdings, predominantly in the automobile,
Lipper European Funds Index(triangle) (Peer Group Index)                        -49.06    hotels and leisure and media industries,
                                                                                          negatively affected both absolute and
(triangle) Lipper Inc.                                                                    relative results. Fund holdings such as
                                                                                          German automobile company PORSCHE, Greek
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     gaming systems manufacturer INTRALOT, and
   of Fund performance.                                                                   U.K. based INCHCAPE were each down more
=======================================================================================   than 65% for the period. The Fund's lack
                                                                                          of exposure to Volkswagen (not a Fund
HOW WE INVEST                                primarily on a stock-by-stock basis. We      holding) was a drag on relative results as
                                             focus on the strengths of individual         well. Volkswagen rose by about 130% over
When selecting stocks for your Fund, we      companies rather than sectors, countries     the period, strongly outperforming the
employ a disciplined investment strategy     or market-cap trends.                        declining European market. We believe this
that emphasizes fundamental research,                                                     strong performance was not driven by
supported by both quantitative analysis         We believe disciplined sell decisions     fundamental reasons. We are active,
and portfolio construction techniques. Our   are key to successful investing. We          long-term investors and therefore do not
"EQV" (Earnings, Quality, Valuation)         consider selling a stock for one of the      focus on the index weightings of
strategy focuses primarily on identifying    following reasons:                           individual stocks.
quality companies that have experienced,
or exhibit the potential for, accelerating   o  A company's fundamentals deteriorate,        Elsewhere, energy stocks including
or above average earnings growth but whose      or it posts disappointing earnings.       TOTAL (France) and ENI (Italy) also
stock prices do not fully reflect these                                                   disappointed. We believe these stocks were
attributes.                                  o  A stock's price seems overvalued.         hit disproportionately hard as they
                                                                                          offered nervous investors a chance to take
   While research responsibilities within    o  A more attractive opportunity becomes     profits during periods of market stress.
the portfolio management team are focused       available
by market capitalization, such as large-
or mid/ small-cap, we select investments     MARKET CONDITIONS AND YOUR FUND
for the Fund by using a bottom-up
investment approach, which means that we     European equities ended the period at one
construct the Fund                           of their lowest levels since January 2005,
                                             as the severity of the banking crisis
                                             heightened further at the end of one of
                                             the most turbulent years in

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE INDUSTRIES*                         TOP 10 EQUITY HOLDINGS*
By sector

Industrials                          19.1%   1. United Kingdom                    31.0%    1. Roche Holding A.G.                3.9%
Consumer Staples                     18.0    2. Switzerland                       15.9     2. Nestle S.A.                       3.4
Consumer Discretionary               14.2    3. Germany                           12.8     3. Imperial Tobacco Group PLC        3.1
Health Care                          13.7    4. France                             6.5     4. Novo Nordisk A.S.-Class B         2.5
Financials                           11.5    5. Netherlands                        5.5     5. Aryzta A.G.                       2.2
Energy                                6.3    ==========================================    6. Total S.A.                        2.2
Telecommunication Services            4.8                                                  7. Reckitt Benckiser Group PLC       2.2
Materials                             4.1    ==========================================    8. BNP Paribas                       2.1
Information Technology                1.3    Total Net Assets           $714.3 million     9. Deutsche Boerse A.G.              2.1
Utilities                             1.3    Total Number of Holdings*              71    10. Shire PLC                         2.0
Money Market Funds                           ==========================================   ==========================================
Plus Other Assets Less Liabilities    5.7
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


 4              AIM EUROPEAN GROWTH FUND

   The Fund's relative results suffered      and to all of our shareholders we would                   JASON HOLZER
earlier in the fiscal year due to its        like to express our appreciation for your                 Chartered Financial Analyst,
significant underweight in the materials     continued investment in AIM European            [HOLZER   senior portfolio manager, is
sector. In our view, underlying              Growth Fund.                                     PHOTO]   lead manager of AIM European
assumptions used to justify the sector's                                                               Growth Fund with respect to
dramatic price appreciation over the last    (1) MSCI Inc.                                the Fund's small- and mid-cap investments.
several years were unreasonably optimistic                                                Mr. Holzer joined Invesco Aim in 1996. He
and did not support extreme valuations.      (2) Lipper Inc.                              earned a B.A. in quantitative economics
The latter part of the fiscal year,                                                       and an M.S. in engineering economic
however, brought a dramatic reversal of      The views and opinions expressed in          systems from Stanford University.
this upward trend, as the sector declined    management's discussion of Fund
sharply as a result of falling commodity     performance are those of Invesco Aim                      CLAS OLSSON
prices. Our limited exposure to this         Advisors, Inc. These views and opinions                   Senior portfolio manager and
volatile sector, particularly to the         are subject to change at any time based on      [OLSSON   head of Invesco Aim's
metals and mining industry, contributed      factors such as market and economic              PHOTO]   International Investments
favorably to relative results. An            conditions. These views and opinions may                  Management Unit, is lead
underweight position in the weak             not be relied upon as investment advice or   manager of AIM European Growth Fund with
information technology sector helped as      recommendations, or as an offer for a        respect to the Fund's large-cap
well.                                        particular security. The information is      investments. Mr. Olsson joined Invesco
                                             not a complete analysis of every aspect of   Aim in 1994. He became a commissioned
   Our strategy leads us away from           any market, country, industry, security or   naval officer at the Royal Swedish
investing in what we call "glamour stocks"   the Fund. Statements of fact are from        Naval Academy in 1988. Mr. Olsson also
-- high quality stocks that are in high      sources considered reliable, but Invesco     earned a B.B.A. from The University of
demand regardless of stretched valuations.   Aim Advisors, Inc. makes no representation   Texas at Austin.
Lack of exposure to weak index stocks like   or warranty as to their completeness or
SAP AG (not a Fund holding) and limited      accuracy. Although historical performance                 MATTHEW DENNIS
exposure to NOKIA (which we added to on      is no guarantee of future results, these                  Chartered Financial Analyst,
weakness later in the period) supported      insights may help you understand our            [DENNIS   portfolio manager, is
relative results. A 6% cash position, in a   investment management philosophy.                PHOTO]   manager of AIM European
declining market, was also a plus.                                                                     Growth Fund. Mr. Dennis
                                             See important Fund and index disclosures     joined Invesco Aim in 2000. He earned a
   Our overall "EQV" focused strategy        later in this report.                        B.A. in economics from The University of
remained the same, despite the volatile                                                   Texas at Austin. Mr. Dennis also earned
nature of the markets. Over the period,                                                   an M.S. in finance from Texas A&M
our exposure to the health care and                                                       University.
consumer staples sectors, where we
remained modestly underweight on a                                                                     BORGE ENDRESEN
relative basis, increased markedly as                                                                  Chartered Financial Analyst,
stocks with robust growth and reasonable                                                  [ENDRESEN    portfolio manager, is
valuations were added to the portfolio. In                                                  PHOTO]     manager of AIM European
contrast, our exposure to the financials                                                               Growth Fund. Mr. Endresen
and materials sectors saw a significant                                                   joined Invesco Aim in 1999. He graduated
reduction. We remained overweight in                                                      summa cum laude from the University of
financials versus the MSCI Europe Growth                                                  Oregon with a B.S. in finance. Mr.
Index.                                                                                    Endresen also earned an M.B.A. from The
                                                                                          University of Texas at Austin.
   One of our largest sector weights
remained in the consumer discretionary                                                                 RICHARD NIELD
sector. We were keenly aware of the                                                                    Chartered Financial Analyst,
challenges consumers faced, but strong                                                       [NIELD    portfolio manager, is
domestically focused companies trading at                                                    PHOTO]    manager of AIM European
decade-low valuations were increasingly                                                                Growth Fund. Mr. Nield
more available in this consumer related                                                   joined Invesco Aim in 2000. He earned a
sector.                                                                                   bachelor of commerce degree in finance
                                                                                          and international business from McGill
   From a country perspective, we added to                                                University in Montreal, Canada.
our exposure in the United Kingdom and
Switzerland. We also reduced our weighting                                                Assisted by the Europe/Canada Teams
in several markets including Germany,
Ireland, Sweden and Greece.

   Volatile markets can test an investor's
resolve, and 2008 has so far been one of the most turbulent periods in many years.
However, it's always worth remembering
that market turbulence can create
investment opportunities. We welcome any new investors who have joined the Fund during the fiscal year,


5                 AIM EUROPEAN GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    shown in the chart. The vertical axis,
comparable future results.                   fund expenses and management fees;           the one that indicates the dollar value
                                             performance of a market index does not.      of an investment, is constructed with
   The data shown in the chart include       Performance shown in the chart and           each segment representing a percent
reinvested distributions, applicable sales   table(s) does not reflect deduction of       change in the value of the investment. In
charges and Fund expenses including          taxes a shareholder would pay on Fund        this chart, each segment represents a
management fees. Results for Class B         distributions or sale of Fund shares.        doubling, or 100% change, in the value of
shares are calculated as if a hypothetical                                                the investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6                 AIM EUROPEAN GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A, B AND C SHARES (OLDEST SHARE CLASSES
WITH SALES CHARGES)
Index data from 10/31/97, Fund data from 11/3/97

            AIM European     AIM European     AIM European
            Growth Fund-     Growth Fund-     Growth Fund-                           MSCI Europe     Lipper European
  Date     Class A Shares   Class B Shares   Class C Shares   MSCI EAFE Index(1)   Growth Index(1)    Funds Index(1)

10/31/97                                                            $10000              $10000            $10000
   11/97       $ 9233           $ 9770           $ 9770               9898               10139             10075
   12/97         9592            10150            10150               9984               10508             10309
    1/98        10026            10600            10600              10441               10964             10694
    2/98        10972            11590            11590              11111               11898             11575
    3/98        12172            12850            12850              11453               12431             12451
    4/98        12910            13609            13609              11544               12652             12738
    5/98        13789            14529            14538              11488               12882             13058
    6/98        13855            14599            14608              11575               13172             13096
    7/98        14535            15298            15308              11692               13270             13346
    8/98        12551            13197            13198              10244               11889             11419
    9/98        11842            12457            12458               9929               11415             10779
   10/98        12248            12867            12878              10965               12436             11533
   11/98        12900            13546            13558              11526               13065             12190
   12/98        13489            14156            14168              11981               13940             12758
    1/99        14322            15025            15038              11946               14004             12985
    2/99        13593            14245            14257              11661               13455             12605
    3/99        13063            13685            13697              12148               13166             12640
    4/99        13195            13815            13818              12640               13029             13002
    5/99        12797            13386            13388              11989               12536             12530
    6/99        13185            13786            13788              12456               12737             12849
    7/99        13904            14526            14538              12827               12607             13065
    8/99        14244            14876            14878              12873               12802             13171
    9/99        14528            15167            15169              13003               12748             13027
   10/99        15530            16196            16209              13490               13456             13468
   11/99        18594            19385            19399              13959               14279             14404
   12/99        22473            23404            23419              15212               16049             16266
    1/00        23676            24644            24669              14245               15279             15741
    2/00        29521            30712            30728              14628               16493             17911
    3/00        26852            27914            27929              15196               16722             17924
    4/00        24130            25064            25088              14396               15939             16952
    5/00        23307            24194            24218              14044               15194             16609
    6/00        24043            24944            24968              14594               15410             17002
    7/00        24375            25284            25308              13982               14788             16872
    8/00        25038            25954            25979              14103               14519             16936
    9/00        23921            24775            24799              13416               13709             16062
   10/00        22323            23115            23140              13099               13389             15574
   11/00        20082            20785            20810              12608               12682             14740
   12/00        21737            22475            22500              13056               13378             15847
    1/01        21528            22246            22270              13050               13230             15799
    2/01        19164            19805            19821              12071               11777             14466
    3/01        17064            17617            17640              11267               10773             13196
    4/01        18001            18577            18600              12050               11602             14070
    5/01        17841            18397            18419              11624               10917             13528
    6/01        17377            17917            17939              11149               10446             12977
    7/01        16970            17487            17508              10946               10416             12845
    8/01        17036            17537            17559              10669                9959             12516
    9/01        15135            15568            15589               9588                9054             11112
   10/01        15627            16068            16089               9834                9453             11501
   11/01        15996            16437            16450              10196                9896             11999
   12/01        16365            16807            16830              10257               10142             12254
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    1/02        15958            16377            16400               9712                9665             11717
    2/02        16148            16577            16591               9780                9735             11725
    3/02        16753            17187            17201              10356               10079             12312
    4/02        17028            17446            17471              10377                9962             12279
    5/02        17350            17776            17791              10509                9777             12286
    6/02        17350            17765            17780              10090                9601             11957
    7/02        15401            15767            15780               9094                8467             10708
    8/02        15515            15866            15879               9074                8406             10636
    9/02        14001            14306            14320               8099                7581              9318
   10/02        14759            15076            15091               8534                8263             10032
   11/02        14863            15176            15190               8922                8450             10506
   12/02        14779            15075            15090               8622                8261             10119
    1/03        14211            14486            14500               8262                7833              9677
    2/03        14097            14366            14369               8072                7599              9308
    3/03        14286            14555            14569               7914                7546              9194
    4/03        15459            15734            15739               8689                8457             10350
    5/03        16793            17084            17099               9216                8895             11112
    6/03        16728            17014            17029               9439                8915             11201
    7/03        16842            17115            17129               9667                8938             11415
    8/03        16870            17144            17158               9900                8856             11502
    9/03        17825            18094            18109              10206                9132             11758
   10/03        18952            19223            19248              10842                9681             12502
   11/03        19725            20003            20018              11083               10123             13052
   12/03        21163            21453            21467              11949               10853             13979
    1/04        22062            22352            22367              12118               11049             14387
    2/04        23095            23383            23398              12397               11363             14835
    3/04        22838            23111            23129              12467               10971             14357
    4/04        22489            22742            22759              12185               10820             14128
    5/04        22754            23001            23018              12226               10965             14274
    6/04        23218            23461            23478              12494               11060             14549
    7/04        22508            22722            22748              12088               10689             14040
    8/04        22963            23172            23199              12142               10638             14079
    9/04        24079            24291            24308              12459               11047             14696
   10/04        24825            25029            25047              12884               11424             15216
   11/04        26709            26909            26925              13764               12224             16309
   12/04        28133            28327            28355              14368               12696             17067
    1/05        28029            28208            28224              14104               12401             16871
    2/05        29470            29647            29664              14714               12973             17829
    3/05        28618            28766            28795              14344               12678             17313
    4/05        27719            27857            27873              14007               12468             16867
    5/05        27747            27868            27884              14014               12532             16857
    6/05        28324            28429            28453              14200               12608             17232
    7/05        29650            29748            29773              14635               13076             18074
    8/05        30625            30708            30723              15005               13283             18663
    9/05        30824            30877            30901              15673               13540             19068
   10/05        29480            29519            29532              15215               13135             18258
   11/05        30079            30097            30111              15587               13168             18625
   12/05        31811            31807            31822              16313               13651             19438
    1/06        34385            34355            34380              17314               14494             20931
    2/06        34987            34942            34968              17276               14396             21139
    3/06        36379            36312            36339              17845               15039             22039
    4/06        38453            38367            38392              18698               15821             23298
    5/06        37322            37201            37225              17971               15385             22325
    6/06        37292            37145            37173              17970               15446             22159
    7/06        37770            37605            37634              18148               15604             22384
    8/06        38990            38805            38830              18647               16057             23038
    9/06        38561            38355            38380              18676               16041             23172
   10/06        40504            40261            40283              19402               16642             24198
   11/06        42537            42250            42273              19982               17276             25241
   12/06        44332            44012            44036              20609               17838             26235
    1/07        45188            44822            44855              20749               18002             26722
    2/07        44971            44584            44618              20916               17989             26565
    3/07        47053            46635            46657              21450               18822             27753
    4/07        49373            48888            48919              22402               19948             29339
    5/07        50632            50120            50138              22795               20302             29987
    6/07        49938            49403            49421              22823               20277             29975
    7/07        49144            48583            48600              22487               19968             29285
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    8/07        48766            48175            48202              22135               19876             29035
    9/07        51014            50357            50385              23320               21035             30722
   10/07        53402            52688            52708              24236               22000             32152
   11/07        51201            50481            50500              23439               21681             30919
   12/07        50628            49885            49904              22911               21324             30677
    1/08        45287            44587            44604              20795               19276             27682
    2/08        45880            45149            45161              21093               19823             27939
    3/08        46261            45483            45496              20871               19840             27952
    4/08        47390            46566            46578              22004               20512             28988
    5/08        47982            47125            47137              22218               20929             29764
    6/08        43659            42860            42871              20401               19468             27058
    7/08        42375            41565            41577              19746               18944             26097
    8/08        40417            39624            39635              18946               18076             24805
    9/08        34836            34128            34142              16207               15389             21288
   10/08        27156            27190            26620              12936               12324             16377
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                    THE TOTAL ANNUAL FUND OPERATING EXPENSE
                                                                                          RATIO SET FORTH IN THE MOST RECENT FUND
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar      PROSPECTUS AS OF THE DATE OF THIS REPORT
applicable sales charges                     quarter-end, including maximum applicable    FOR CLASS A, CLASS B, CLASS C, CLASS R,
                                             sales charges                                CLASS Y AND INVESTOR CLASS SHARES WAS
CLASS A SHARES                       9.51%                                                1.48%, 2.23%, 2.23%, 1.73%, 1.23% AND
Inception (11/3/97)                  7.68    CLASS A SHARES                               1.48%, RESPECTIVELY. THE EXPENSE RATIOS
10 Years                             6.25    Inception (11/3/97)                 12.12%   PRESENTED ABOVE MAY VARY FROM THE EXPENSE
 5 Years                           -51.94    10 Years                            10.76    RATIOS PRESENTED IN OTHER SECTIONS OF THIS
 1 Year                                       5 Years                            13.04    REPORT THAT ARE BASED ON EXPENSES INCURRED
                                              1 Year                            -35.49    DURING THE PERIOD COVERED BY THIS REPORT.
CLASS B SHARES                       9.53%
Inception (11/3/97)                  7.69    CLASS B SHARES                                  CLASS A SHARE PERFORMANCE REFLECTS THE
10 Years                             6.39    Inception (11/3/97)                 12.13%   MAXIMUM 5.50% SALES CHARGE, AND CLASS B
 5 Years                           -51.84    10 Years                            10.77    AND CLASS C SHARE PERFORMANCE REFLECTS THE
 1 Year                                       5 Years                            13.29    APPLICABLE CONTINGENT DEFERRED SALES
                                              1 Year                            -35.33    CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
CLASS C SHARES                       9.32%                                                CDSC ON CLASS B SHARES DECLINES FROM 5%
Inception (11/3/97)                  7.53    CLASS C SHARES                               BEGINNING AT THE TIME OF PURCHASE TO 0% AT
10 Years                             6.70    Inception (11/3/97)                 11.92%   THE BEGINNING OF THE SEVENTH YEAR. THE
 5 Years                           -49.97    10 Years                            10.61    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
 1 Year                                       5 Years                            13.53    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
                                              1 Year                            -32.85    HAVE A FRONT-END SALES CHARGE; RETURNS
CLASS R SHARES                       8.09%                                                SHOWN ARE AT NET ASSET VALUE AND DO NOT
10 Years                             7.23    CLASS R SHARES                               REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
 5 Years                           -49.26    10 Years                            11.18%   ON A TOTAL REDEMPTION OF RETIREMENT PLAN
 1 Year                                       5 Years                            14.08    ASSETS WITHIN THE FIRST YEAR. CLASS Y
                                              1 Year                            -31.90    SHARES AND INVESTOR CLASS SHARES DO NOT
CLASS Y SHARES                       8.29%                                                HAVE A FRONT-END SALES CHARGE OR A CDSC;
10 Years                             7.46    INVESTOR CLASS SHARES                        THEREFORE, PERFORMANCE IS AT NET ASSET
 5 Years                           -49.14    10 Years                            11.41%   VALUE.
 1 Year                                       5 Years                            14.38
                                              1 Year                            -31.69       THE PERFORMANCE OF THE FUND'S SHARE
INVESTOR CLASS SHARES                8.31%   ==========================================   CLASSES WILL DIFFER PRIMARILY DUE TO
10 Years                             7.52                                                 DIFFERENT SALES CHARGE STRUCTURES AND
 5 Years                           -49.12       INVESTOR CLASS SHARES' INCEPTION DATE     CLASS EXPENSES.
 1 Year                                      IS SEPTEMBER 30, 2003. RETURNS SINCE THAT
==========================================   DATE ARE HISTORICAL RETURNS. ALL OTHER          A REDEMPTION FEE OF 2% WILL BE IMPOSED
                                             RETURNS ARE BLENDED RETURNS OF HISTORICAL    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    INVESTOR CLASS SHARE PERFORMANCE AND         THE FUND WITHIN 31 DAYS OF PURCHASE.
2002. RETURNS SINCE THAT DATE ARE            RESTATED CLASS A SHARE PERFORMANCE (FOR      EXCEPTIONS TO THE REDEMPTION FEE ARE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    PERIODS PRIOR TO THE INCEPTION DATE OF       LISTED IN THE FUND'S PROSPECTUS.
BLENDED RETURNS OF HISTORICAL CLASS R        INVESTOR CLASS SHARES) AT NET ASSET VALUE,
SHARE PERFORMANCE AND RESTATED CLASS A       WHICH RESTATED PERFORMANCE WILL REFLECT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      THE RULE 12B-1 FEES APPLICABLE TO CLASS A
THE INCEPTION DATE OF CLASS R SHARES) AT     SHARES FOR THE PERIOD USING BLENDED
NET ASSET VALUE, ADJUSTED TO REFLECT THE     RETURNS. CLASS A SHARES' INCEPTION DATE IS
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   NOVEMBER 3, 1997.
R SHARES. CLASS A SHARES' INCEPTION DATE
IS NOVEMBER 3, 1997.                            THE PERFORMANCE DATA QUOTED REPRESENT
                                             PAST PERFORMANCE AND CANNOT GUARANTEE
   CLASS Y SHARES' INCEPTION DATE IS         COMPARABLE FUTURE RESULTS; CURRENT
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    VISIT INVESCOAIM.COM FOR THE MOST RECENT
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      MONTH-END PERFORMANCE. PERFORMANCE FIGURES
PERFORMANCE AND RESTATED CLASS A SHARE       REFLECT REINVESTED DISTRIBUTIONS, CHANGES
PERFORMANCE (FOR PERIODS PRIOR TO THE        IN NET ASSET VALUE AND THE EFFECT OF THE
INCEPTION DATE OF CLASS Y SHARES) AT NET     MAXIMUM SALES CHARGE UNLESS OTHERWISE
ASSET VALUE. THE RESTATED CLASS A SHARE      STATED. INVESTMENT RETURN AND PRINCIPAL
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
APPLICABLE TO CLASS A SHARES AS WELL AS      A GAIN OR LOSS WHEN YOU SELL SHARES.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES
INCEPTION DATE IS NOVEMBER 3, 1997.


7               AIM EUROPEAN GROWTH FUND

AIM EUROPEAN GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          o  The prices of securities held by the      OTHER INFORMATION
                                                Fund may decline in response to market
o  Effective September 30, 2003, only           risks.                                    o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans                                                    TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares   o  Although the Fund's returns during           TRADEMARK--) designation is a globally
   of any AIM fund.                             certain periods were positively              recognized standard for measuring the
                                                affected by its investments in initial       competence and integrity of investment
o  Class R shares are available only to         public offerings (IPOs), there can be        professionals.
   certain retirement plans. Please see         no assurance that the Fund will have
   the prospectus for more information.         favorable IPO investment opportunities    o  The returns shown in management's
                                                in the future.                               discussion of Fund performance are
o  Class Y shares are available only to                                                      based on net asset values calculated
   certain investors. Please see the         ABOUT INDEXES USED IN THIS REPORT               for shareholder transactions. Generally
   prospectus for more information.                                                          accepted accounting principles require
                                             o  The MSCI EAFE--REGISTERED TRADEMARK--        adjustments to be made to the net
o  All Investor Class shares are closed to      INDEX is a free float-adjusted market        assets of the Fund at period end for
   new investors. Contact your financial        capitalization index that is designed        financial reporting purposes, and as
   advisor about purchasing our other           to measure developed market equity           such, the net asset values for
   share classes.                               performance, excluding the U.S. and          shareholder transactions and the
                                                Canada.                                      returns based on those net asset values
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                     may differ from the net asset values
                                             o  The MSCI EUROPE GROWTH INDEX is a free       and returns reported in the Financial
o  Investing in developing countries can        float-adjusted market capitalization         Highlights.
   add additional risk, such as high rates      index that represents the growth
   of inflation or sharply devalued             segment in developed equity markets in    o  Industry classifications used in this
   currencies against the U.S. dollar.          Europe.                                      report are generally according to the
   Transaction costs are often higher, and                                                   Global Industry Classification
   there may be delays in settlement         o  The LIPPER EUROPEAN FUNDS INDEX is an        Standard, which was developed by and is
   procedures.                                  equally weighted representation of the       the exclusive property and a service
                                                largest funds in the Lipper European         mark of MSCI Inc. and Standard &
o  Prices of equity securities change in        Funds category. These funds concentrate      Poor's.
   response to many factors, including the      their investments in equity securities
   historical and prospective earnings of       whose primary trading markets or
   the issuer, the value of its assets,         operations are concentrated in the
   general economic conditions, interest        European region or a single country
   rates, investor perceptions and market       within this region.
   liquidity.
                                             o  The Fund is not managed to track the
o  Foreign securities have additional           performance of any particular index,
   risks, including exchange rate changes,      including the indexes defined here, and
   political and economic upheaval,             consequently, the performance of the
   relative lack of information,                Fund may deviate significantly from the
   relatively low market liquidity, and         performance of the indexes.
   the potential lack of strict financial
   and accounting controls and standards.    o  A direct investment cannot be made in
                                                an index. Unless otherwise indicated,
o  Investing in a Fund that invests in          index results include reinvested
   smaller companies involves risks not         dividends, and they do not reflect
   associated with investing in more            sales charges. Performance of an index
   established companies, such as business      of funds reflects fund expenses;
   risk, stock price fluctuations and           performance of a market index does not.
   illiquidity.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AEDAX
=======================================================================================   Class B Shares                       AEDBX
                                                                                          Class C Shares                       AEDCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       AEDRX
                                                                                          Class Y Shares                       AEDYX
                                                                                          Investor Share Class                 EGINX
                                                                                          ==========================================


8               AIM EUROPEAN GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY
  INTERESTS-91.99%

BELGIUM-1.50%

InBev N.V.                                             265,465    $ 10,701,728
==============================================================================


CYPRUS-0.36%

Bank of Cyprus PCL                                     493,778       2,596,645
==============================================================================


DENMARK-2.47%

Novo Nordisk A.S.-Class B                              330,066      17,666,042
==============================================================================


FINLAND-1.41%

Nokia Oyj                                              214,222       3,267,154
------------------------------------------------------------------------------
Nokian Renkaat Oyj                                     517,950       6,799,979
==============================================================================
                                                                    10,067,133
==============================================================================


FRANCE-6.50%

Axa                                                    473,640       9,126,124
------------------------------------------------------------------------------
BNP Paribas                                            211,942      15,383,413
------------------------------------------------------------------------------
Cap Gemini S.A.                                        192,431       6,195,610
------------------------------------------------------------------------------
Total S.A.                                             286,292      15,722,675
==============================================================================
                                                                    46,427,822
==============================================================================


GERMANY-10.42%

Bayer AG                                               261,596      14,388,592
------------------------------------------------------------------------------
Deutsche Boerse AG                                     185,000      14,770,397
------------------------------------------------------------------------------
Merck KGaA                                              91,962       8,154,523
------------------------------------------------------------------------------
MTU Aero Engines Holding AG                            396,753       7,781,716
------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport                            72,448      12,099,492
------------------------------------------------------------------------------
Siemens AG                                             165,132       9,878,560
------------------------------------------------------------------------------
Symrise AG                                             591,080       7,312,422
==============================================================================
                                                                    74,385,702
==============================================================================


GREECE-2.38%

Intralot S.A.                                        2,226,503      11,522,770
------------------------------------------------------------------------------
OPAP S.A.(b)                                           104,000       2,278,491
------------------------------------------------------------------------------
OPAP S.A.                                              146,402       3,207,457
==============================================================================
                                                                    17,008,718
==============================================================================


IRELAND-2.06%

CRH PLC                                                341,046       7,604,326
------------------------------------------------------------------------------
Paddy Power PLC                                        417,196       7,097,856
==============================================================================
                                                                    14,702,182
==============================================================================


ITALY-2.71%

Eni S.p.A.                                             577,877      13,768,296
------------------------------------------------------------------------------
Finmeccanica S.p.A.                                    436,601       5,414,346
------------------------------------------------------------------------------
Finmeccanica S.p.A.-Rts. expiring 11/11/08(c)          436,600         178,049
==============================================================================
                                                                    19,360,691
==============================================================================
LUXEMBOURG-0.04%

Reinet Investments S.C.A.(c)                            29,795         306,805
==============================================================================


NETHERLANDS-5.53%

Aalberts Industries N.V.                             1,009,744       9,321,903
------------------------------------------------------------------------------
Heineken Holding N.V.                                  294,869       8,953,640
------------------------------------------------------------------------------
Koninklijke BAM Groep N.V.                           1,147,599      10,209,562
------------------------------------------------------------------------------
TNT N.V.                                               306,277       6,411,545
------------------------------------------------------------------------------
USG People N.V.                                        439,838       4,595,936
==============================================================================
                                                                    39,492,586
==============================================================================


NORWAY-1.33%

Petroleum Geo-Services A.S.A.(c)                       764,567       3,845,493
------------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A.(c)                  1,015,676       5,660,760
==============================================================================
                                                                     9,506,253
==============================================================================


RUSSIA-1.77%

Vimpel-Communications-ADR                              869,606      12,609,287
==============================================================================


SPAIN-2.33%

Banco Santander S.A.                                   542,048       5,862,380
------------------------------------------------------------------------------
Telefonica S.A.                                        584,407      10,808,614
==============================================================================
                                                                    16,670,994
==============================================================================


SWEDEN-2.78%

Intrum Justitia A.B.                                   987,725       9,886,218
------------------------------------------------------------------------------
Oriflame Cosmetics S.A.-SDR                            320,013       9,994,719
==============================================================================
                                                                    19,880,937
==============================================================================


SWITZERLAND-15.88%

Aryzta AG(c)                                           449,957      16,055,906
------------------------------------------------------------------------------
Bucher Industries A.G.                                  71,700       7,807,669
------------------------------------------------------------------------------
Compagnie Financiere Richemont S.A.-Class A            217,662       4,626,515
------------------------------------------------------------------------------
Dufry Group                                            142,391       2,909,010
------------------------------------------------------------------------------
Galenica AG                                             23,536       7,100,926
------------------------------------------------------------------------------
Nestle S.A.                                            622,905      24,272,673
------------------------------------------------------------------------------
Roche Holding AG                                       180,409      27,605,541
------------------------------------------------------------------------------
Sonova Holding AG                                      205,843       8,649,139
------------------------------------------------------------------------------
Syngenta AG                                             77,401      14,411,681
==============================================================================
                                                                   113,439,060
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM EUROPEAN GROWTH FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
TURKEY-1.49%

Haci Omer Sabanci Holding A.S.                       1,879,210    $  4,554,362
------------------------------------------------------------------------------
Tupras-Turkiye Petrol Rafinerileri A.S.                475,398       6,085,716
==============================================================================
                                                                    10,640,078
==============================================================================


UNITED KINGDOM-31.03%

Amlin PLC                                            2,826,229      14,552,176
------------------------------------------------------------------------------
Aviva PLC                                            1,021,046       6,120,407
------------------------------------------------------------------------------
Balfour Beatty PLC                                   1,766,700       7,077,020
------------------------------------------------------------------------------
British American Tobacco PLC                           133,065       3,652,948
------------------------------------------------------------------------------
Bunzl PLC                                            1,360,864      13,639,268
------------------------------------------------------------------------------
Capita Group PLC                                       926,604       9,537,734
------------------------------------------------------------------------------
Compass Group PLC                                    1,624,742       7,597,992
------------------------------------------------------------------------------
Homeserve PLC                                          678,386      13,860,181
------------------------------------------------------------------------------
IG Group Holdings PLC                                2,002,117       9,303,963
------------------------------------------------------------------------------
Imperial Tobacco Group PLC                             828,798      22,278,942
------------------------------------------------------------------------------
Inchcape PLC                                         2,992,827       3,823,535
------------------------------------------------------------------------------
Informa PLC                                          2,073,141       7,012,181
------------------------------------------------------------------------------
International Power PLC                              2,511,089       8,984,989
------------------------------------------------------------------------------
Mitie Group PLC                                      3,720,824      11,320,615
------------------------------------------------------------------------------
Reckitt Benckiser Group PLC                            367,839      15,444,952
------------------------------------------------------------------------------
Reed Elsevier PLC                                    1,058,525       9,280,811
------------------------------------------------------------------------------
Shire PLC                                            1,105,300      14,605,779
------------------------------------------------------------------------------
Tesco PLC                                            2,088,642      11,404,182
------------------------------------------------------------------------------
Ultra Electronics Holdings PLC                         547,110       9,721,369
------------------------------------------------------------------------------
United Business Media Ltd.                             823,027       5,319,346
------------------------------------------------------------------------------
Vodafone Group PLC                                   5,479,322      10,550,143
------------------------------------------------------------------------------
WPP Group PLC                                        1,087,128       6,558,435
==============================================================================
                                                                   221,646,968
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $779,192,072)                                         657,109,631
==============================================================================



PREFERRED STOCKS-2.33%

GERMANY-2.33%

Henkel AG & Co. KGaA-Pfd.                              189,776       5,491,947
------------------------------------------------------------------------------
Porsche Automobil Holding S.E.-Pfd.                    126,320      11,132,084
==============================================================================
     Total Preferred Stocks (Cost $15,721,472)                      16,624,031
==============================================================================



MONEY MARKET FUNDS-1.85%

Liquid Assets Portfolio-Institutional Class(d)       6,615,932       6,615,932
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             6,615,932       6,615,932
==============================================================================
     Total Money Market Funds (Cost $13,231,864)                    13,231,864
==============================================================================
TOTAL INVESTMENTS-96.17% (Cost $808,145,408)(e)                    686,965,526
==============================================================================
OTHER ASSETS LESS LIABILITIES-3.83%                                 27,328,530
==============================================================================
NET ASSETS-100.00%                                                $714,294,056
______________________________________________________________________________
==============================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred
Rts.   - Rights
SDR    - Swedish Depositary Receipt


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2008 represented 0.32% of the Fund's Net Assets.
(c)   Non-income producing security.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM EUROPEAN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $794,913,544)                          $  673,733,662
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   13,231,864
=======================================================
     Total investments (Cost
       $808,145,408)                        686,965,526
=======================================================
Foreign currencies, at value (Cost
  $7,381,765)                                 7,309,628
-------------------------------------------------------
Receivables for:
  Investments sold                           24,301,064
-------------------------------------------------------
  Fund shares sold                              324,480
-------------------------------------------------------
  Dividends                                   1,127,047
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              62,744
-------------------------------------------------------
Other assets                                     68,054
=======================================================
     Total assets                           720,158,543
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       3,250,701
-------------------------------------------------------
  Fund shares reacquired                      1,350,374
-------------------------------------------------------
  Accrued fees to affiliates                    676,047
-------------------------------------------------------
  Accrued other operating expenses              432,604
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              154,761
=======================================================
     Total liabilities                        5,864,487
=======================================================
Net assets applicable to shares
  outstanding                            $  714,294,056
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $  787,954,143
-------------------------------------------------------
Undistributed net investment income          21,880,876
-------------------------------------------------------
Undistributed net realized gain              26,112,605
-------------------------------------------------------
Unrealized appreciation (depreciation)    (121,653,568)
=======================================================
                                         $  714,294,056
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $  426,609,103
_______________________________________________________
=======================================================
Class B                                  $   48,020,734
_______________________________________________________
=======================================================
Class C                                  $   65,252,432
_______________________________________________________
=======================================================
Class R                                  $   14,030,249
_______________________________________________________
=======================================================
Class Y                                  $    5,176,644
_______________________________________________________
=======================================================
Investor Class                           $  155,204,894
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      18,659,698
_______________________________________________________
=======================================================
Class B                                       2,246,922
_______________________________________________________
=======================================================
Class C                                       3,050,896
_______________________________________________________
=======================================================
Class R                                         618,131
_______________________________________________________
=======================================================
Class Y                                         226,391
_______________________________________________________
=======================================================
Investor Class                                6,798,334
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        22.86
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $22.86
     divided by 94.50%)                  $        24.19
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        21.37
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        21.39
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        22.70
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        22.87
_______________________________________________________
=======================================================
Investor Class:
  Net asset value and offering price
     per share                           $        22.83
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM EUROPEAN GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $3,552,168)                         $  40,582,392
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $831,123)                                                                         3,710,358
================================================================================================
     Total investment income                                                          44,292,750
================================================================================================


EXPENSES:

Advisory fees                                                                         12,514,931
------------------------------------------------------------------------------------------------
Administrative services fees                                                             363,711
------------------------------------------------------------------------------------------------
Custodian fees                                                                           835,043
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,110,837
------------------------------------------------------------------------------------------------
  Class B                                                                              1,178,681
------------------------------------------------------------------------------------------------
  Class C                                                                              1,353,042
------------------------------------------------------------------------------------------------
  Class R                                                                                116,661
------------------------------------------------------------------------------------------------
  Investor Class                                                                         642,672
------------------------------------------------------------------------------------------------
Transfer agent fees                                                                    3,005,159
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 55,579
------------------------------------------------------------------------------------------------
Other                                                                                    796,202
================================================================================================
     Total expenses                                                                   22,972,518
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (196,791)
================================================================================================
     Net expenses                                                                     22,775,727
================================================================================================
Net investment income                                                                 21,517,023
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:


Net realized gain from:
  Investment securities                                                               57,487,350
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     407,723
------------------------------------------------------------------------------------------------
  Foreign currency contracts                                                                 220
================================================================================================
                                                                                      57,895,293
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (883,663,554)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (466,127)
================================================================================================
                                                                                    (884,129,681)
================================================================================================
Net realized and unrealized gain (loss)                                             (826,234,388)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(804,717,365)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM EUROPEAN GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $    21,517,023    $   18,860,666
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                            57,895,293       145,210,344
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (884,129,681)      269,707,809
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (804,717,365)      433,778,819
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (12,863,403)       (5,963,573)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                      (1,030,323)         (219,022)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (1,080,619)         (147,072)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (257,858)          (64,684)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                               (4,389,824)       (2,147,850)
===========================================================================================================
     Total distributions from net investment income                           (19,622,027)       (8,542,201)
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                     (75,070,177)      (46,910,607)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (12,762,593)      (10,134,545)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (13,385,625)       (6,805,293)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (1,824,238)         (701,284)
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (25,620,101)      (16,336,816)
===========================================================================================================
     Total distributions from net realized gains                             (128,662,734)      (80,888,545)
===========================================================================================================
Share transactions-net:
  Class A                                                                     (98,203,135)      121,519,072
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (51,206,236)      (19,627,696)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (24,754,581)       49,127,497
-----------------------------------------------------------------------------------------------------------
  Class R                                                                       4,876,993        10,250,242
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       6,361,082                --
-----------------------------------------------------------------------------------------------------------
  Investor Class                                                              (26,960,849)       40,125,267
===========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                          (189,886,726)      201,394,382
===========================================================================================================
     Net increase (decrease) in net assets                                 (1,142,888,852)      545,742,455
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,857,182,908     1,311,440,453
===========================================================================================================
  End of year (includes undistributed net investment income of
     $21,880,876 and $19,476,052, respectively)                           $   714,294,056    $1,857,182,908
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM EUROPEAN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM EUROPEAN GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


15        AIM EUROPEAN GROWTH FUND

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
===================================================================
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $120,856.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $19,744.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.


16        AIM EUROPEAN GROWTH FUND

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $151,395 in front-end sales commissions from the sale of Class A shares and $26,874, $168,871, $52,705 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $56,191.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $6,242 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                             2008             2007
-------------------------------------------------------------------------------------------------------------
Ordinary income                                                          $ 19,622,027     $ 8,542,201
-------------------------------------------------------------------------------------------------------------
Long-term capital gain                                                    128,662,734      80,888,545
=============================================================================================================
Total distributions                                                      $148,284,761     $89,430,746
_____________________________________________________________________________________________________________
=============================================================================================================





17        AIM EUROPEAN GROWTH FUND

TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $  22,039,792
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                          41,701,927
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (121,179,882)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (473,686)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (158,916)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (15,589,322)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        787,954,143
================================================================================================
Total net assets                                                                   $ 714,294,056
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $15,589,322 of capital loss carryforward in the fiscal year ended October 31, 2009.

  The Fund utilized $15,612,870 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2009                                                                   $15,589,322
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO European Growth Fund into the Fund, are realized on securities held on such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $239,682,728 and $511,966,096, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $ 106,398,858
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (227,578,740)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(121,179,882)
________________________________________________________________________________________________
================================================================================================
Cost of investments is the same for tax and financial statement purposes.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of expired built in gains, proxy costs and foreign currency transactions, on October 31, 2008, undistributed net investment income was increased by $509,828, undistributed net realized gain was increased by $2,040,255 and shares of beneficial interest decreased by $2,550,083. This reclassification had no effect on the net assets of the Fund.


18        AIM EUROPEAN GROWTH FUND

NOTE 9--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    3,185,613     $ 125,356,023      7,429,428     $ 326,433,361
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      349,883        12,996,414        805,068        33,359,939
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      572,829        21,478,824      1,737,422        72,577,972
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                      331,350        12,586,181        330,881        14,633,542
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   227,374         6,384,402             --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               371,888        14,365,709      2,049,154        89,305,816
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    1,929,620        80,986,148      1,142,498        46,054,107
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      326,385        12,892,190        256,770         9,795,785
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      334,603        13,223,510        167,911         6,410,837
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                       49,697         2,075,369         18,964           761,034
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               690,306        28,923,829        441,910        17,782,444
=========================================================================================================================
  Automatic conversion of Class B shares to Class A
     shares:
  Class A                                                    1,063,394        39,797,527        635,482        27,596,460
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,133,401)      (39,797,527)      (673,170)      (27,596,460)
=========================================================================================================================
Reacquired:(c)
  Class A(b)                                                (9,785,932)     (344,342,833)    (6,243,240)     (278,564,856)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,121,151)      (37,297,313)      (852,461)      (35,186,960)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (1,790,312)      (59,456,915)      (725,001)      (29,861,312)
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (276,798)       (9,784,557)      (115,806)       (5,144,334)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (983)          (23,320)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                         (1,932,319)      (70,250,387)    (1,523,014)      (66,962,993)
=========================================================================================================================
  Net increase (decrease) in share activity                 (6,607,954)    $(189,886,726)     4,882,796     $ 201,394,382
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

      CLASS                                                                        SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------
      Class Y                                                                      226,468     $ 6,361,494
----------------------------------------------------------------------------------------------------------
      Class A                                                                     (216,596)     (6,084,195)
----------------------------------------------------------------------------------------------------------
      Investor Class                                                                (9,886)       (277,299)
__________________________________________________________________________________________________________
==========================================================================================================




(c) Net of redemption fees of $52,812 and $92,948 allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM EUROPEAN GROWTH FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                   NET GAINS
                                                  (LOSSES) ON
                          NET ASSET      NET      SECURITIES                DIVIDENDS  DISTRIBUTIONS
                            VALUE,   INVESTMENT      (BOTH     TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                          BEGINNING    INCOME    REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                          OF PERIOD   (LOSS)(a)   UNREALIZED)  OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(b)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         $49.22     $ 0.63       $(23.02)     $(22.39)    $(0.58)       $(3.39)        $(3.97)       $22.86
Year ended 10/31/07          39.83       0.56         11.52        12.08      (0.31)        (2.38)         (2.69)        49.22
Year ended 10/31/06          31.11       0.31         10.70        11.01      (0.21)        (2.08)         (2.29)        39.83
Year ended 10/31/05          26.23       0.21          4.70         4.91      (0.03)           --          (0.03)        31.11
Year ended 10/31/04          20.02       0.05          6.17         6.22      (0.01)           --          (0.01)        26.23
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08          46.29       0.33        (21.59)      (21.26)     (0.27)        (3.39)         (3.66)        21.37
Year ended 10/31/07          37.63       0.22         10.87        11.09      (0.05)        (2.38)         (2.43)        46.29
Year ended 10/31/06          29.53       0.04         10.15        10.19      (0.01)        (2.08)         (2.09)        37.63
Year ended 10/31/05          25.03       0.01          4.49         4.50         --            --             --         29.53
Year ended 10/31/04          19.23      (0.10)         5.90         5.80         --            --             --         25.03
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08          46.31       0.33        (21.59)      (21.26)     (0.27)        (3.39)         (3.66)        21.39
Year ended 10/31/07          37.65       0.22         10.87        11.09      (0.05)        (2.38)         (2.43)        46.31
Year ended 10/31/06          29.54       0.04         10.16        10.20      (0.01)        (2.08)         (2.09)        37.65
Year ended 10/31/05          25.05       0.01          4.48         4.49         --            --             --         29.54
Year ended 10/31/04          19.24      (0.10)         5.91         5.81         --            --             --         25.05
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08          48.90       0.53        (22.86)      (22.33)     (0.48)        (3.39)         (3.87)        22.70
Year ended 10/31/07          39.60       0.45         11.45        11.90      (0.22)        (2.38)         (2.60)        48.90
Year ended 10/31/06          30.96       0.22         10.66        10.88      (0.16)        (2.08)         (2.24)        39.60
Year ended 10/31/05          26.13       0.16          4.68         4.84      (0.01)           --          (0.01)        30.96
Year ended 10/31/04          19.98       0.01          6.14         6.15         --            --             --         26.13
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)       28.09       0.03         (5.25)       (5.22)        --            --             --         22.87
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08          49.14       0.64        (22.98)      (22.34)     (0.58)        (3.39)         (3.97)        22.83
Year ended 10/31/07          39.78       0.56         11.50        12.06      (0.32)        (2.38)         (2.70)        49.14
Year ended 10/31/06          31.08       0.32         10.69        11.01      (0.23)        (2.08)         (2.31)        39.78
Year ended 10/31/05          26.22       0.24          4.69         4.93      (0.07)           --          (0.07)        31.08
Year ended 10/31/04          20.01       0.09          6.15         6.24      (0.03)           --          (0.03)        26.22
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                                         RATIO OF
                                                         RATIO OF      EXPENSES TO
                                                         EXPENSES      AVERAGE NET
                                                        TO AVERAGE        ASSETS
                                                        NET ASSETS     WITHOUT FEE   RATIO OF NET
                                                     WITH FEE WAIVERS    WAIVERS      INVESTMENT
                                       NET ASSETS,        AND/OR          AND/OR    INCOME (LOSS)
                            TOTAL     END OF PERIOD      EXPENSES        EXPENSES     TO AVERAGE    PORTFOLIO
                          RETURN(c)  (000S OMITTED)      ABSORBED        ABSORBED     NET ASSETS   TURNOVER(d)
--------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08         (49.17)%   $  426,609          1.49%(e)        1.50%(e)      1.66%(e)       18%
Year ended 10/31/07          31.84      1,095,988          1.47            1.49          1.28           20
Year ended 10/31/06          37.44        768,769          1.58            1.60          0.87           28
Year ended 10/31/05          18.74        496,328          1.70            1.72          0.71           48
Year ended 10/31/04          31.06        407,566          1.87            1.87          0.19           60
--------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08         (49.56)        48,021          2.24(e)         2.25(e)       0.91(e)        18
Year ended 10/31/07          30.87        177,053          2.22            2.24          0.53           20
Year ended 10/31/06          36.39        161,405          2.33            2.35          0.12           28
Year ended 10/31/05          17.98        144,211          2.39            2.41          0.02           48
Year ended 10/31/04          30.16        130,863          2.52            2.52         (0.46)          60
--------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08         (49.53)        65,252          2.24(e)         2.25(e)       0.91(e)        18
Year ended 10/31/07          30.84        182,178          2.22            2.24          0.53           20
Year ended 10/31/06          36.41        103,675          2.33            2.35          0.12           28
Year ended 10/31/05          17.92         63,806          2.39            2.41          0.02           48
Year ended 10/31/04          30.20         45,222          2.52            2.52         (0.46)          60
--------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08         (49.28)        14,030          1.74(e)         1.75(e)       1.41(e)        18
Year ended 10/31/07          31.53         25,129          1.72            1.74          1.03           20
Year ended 10/31/06          37.11         11,081          1.83            1.85          0.62           28
Year ended 10/31/05          18.52          4,767          1.89            1.91          0.52           48
Year ended 10/31/04          30.78          2,131          2.02            2.02          0.04           60
--------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)      (18.58)         5,177          1.34(e)(g)      1.35(e)(g)    1.81(e)(g)     18
--------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08         (49.14)       155,205          1.47(e)         1.48(e)       1.69(e)        18
Year ended 10/31/07          31.80        376,835          1.47            1.49          1.28           20
Year ended 10/31/06          37.50        266,510          1.55            1.57          0.91           28
Year ended 10/31/05          18.82        202,323          1.63            1.65          0.78           48
Year ended 10/31/04          31.20        184,832          1.71            1.74          0.35           60
______________________________________________________________________________________________________________
==============================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $844,335, $117,868, $135,304, $23,332, $5,178 and $283,145 for Class A, Class B,
     Class C, Class R, Class Y and Investor Class shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


20        AIM EUROPEAN GROWTH FUND

NOTE 11--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM EUROPEAN GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM European Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas



22        AIM EUROPEAN GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $573.20        $6.09       $1,017.39       $ 7.81       1.54%
---------------------------------------------------------------------------------------------------
        B            1,000.00        571.00         9.04        1,013.62        11.59       2.29
---------------------------------------------------------------------------------------------------
        C            1,000.00        571.30         9.04        1,013.62        11.59       2.29
---------------------------------------------------------------------------------------------------
        R            1,000.00        572.60         7.08        1,016.14         9.07       1.79
---------------------------------------------------------------------------------------------------
        Y            1,000.00        814.20         0.96        1,018.40         6.80       1.34
---------------------------------------------------------------------------------------------------
    Investor         1,000.00        573.40         5.89        1,017.65         7.56       1.49
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM EUROPEAN GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
International Mutual Funds is required       renewal process, the Trustees receive        from one another and attributed different
under the Investment Company Act of 1940     comparative performance and fee data         weight to the various factors. The
to approve annually the renewal of the AIM   regarding the AIM Funds prepared by an       Trustees recognized that the advisory
European Growth Fund's (the Fund)            independent company, Lipper, Inc.            arrangements and resulting advisory fees
investment advisory agreement with Invesco   (Lipper), under the direction and            for the Fund and the other AIM Funds are
Aim Advisors, Inc. (Invesco Aim). During     supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that are    reasonable. Accordingly, the Senior          limitations and/or fee waivers.
responsible for overseeing the management    Officer must either supervise a
of a number of the series portfolios of      competitive bidding process or prepare an    I. Investment Advisory Agreement
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior
structure permits the Trustees to focus on   Officer has recommended that an                 A. Nature, Extent and Quality of
the performance of the AIM Funds that have   independent written evaluation be provided         Services Provided by Invesco Aim
been assigned to them. The Sub-Committees    and, at the direction of the Board, has
meet throughout the year to review the       prepared an independent written              The Board reviewed the advisory services
performance of their assigned funds, and     evaluation.                                  provided to the Fund by Invesco Aim under
the Sub-Committees review monthly and                                                     the Fund's investment advisory agreement,
quarterly comparative performance               During the annual contract renewal        the performance of Invesco Aim in
information and periodic asset flow data     process, the Board considered the factors    providing these services, and the
for their assigned funds. These materials    discussed below under the heading "Factors   credentials and experience of the officers
are prepared under the direction and         and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    these services. The Board's review of the
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Sub-Committees meet with portfolio           investment advisory agreement and            these services included the Board's
managers for their assigned funds and        sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
other members of management and review       renewal meetings and at their meetings       and product review process, various back
with these individuals the performance,      throughout the year as part of their         office support functions provided by
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
strategies and limitations of these funds.   investment advisory agreement and            fixed income trading operations. The Board
                                             sub-advisory agreements were considered      concluded that the nature, extent and
   In addition to their meetings             separately, although the Board also          quality of the advisory services provided
throughout the year, the Sub-Committees      considered the common interests of all of    to the Fund by Invesco Aim were
meet at designated contract renewal          the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meetings each year to conduct an in-depth    Board considered all of the information      is providing satisfactory advisory
review of the performance, fees and          provided to them and did not identify any    services in accordance with the terms of
expenses of                                  particular factor that was controlling.      the Fund's investment advisory agreement.
                                             Each Trustee may have evalu-                 In addition, based on their ongoing
                                                                                          meetings throughout the year with the

                                                                                                                           continued


24              AIM EUROPEAN GROWTH FUND

Fund's portfolio manager or managers, the    Fund performance through the most recent     schedule or through advisory fee waivers
Board concluded that these individuals are   calendar year, the Board also reviewed       or expense limitations. The Board noted
competent and able to continue to carry      more recent Fund performance and this        that the Fund's contractual advisory fee
out their responsibilities under the         review did not change their conclusions.     schedule includes seven breakpoints and
Fund's investment advisory agreement.                                                     that the level of the Fund's advisory
                                                C. Advisory Fees and Fee Waivers          fees, as a percentage of the Fund's net
   In determining whether to continue the                                                 assets, has decreased as net assets
Fund's investment advisory agreement, the    The Board compared the Fund's contractual    increased because of the breakpoints.
Board considered the prior relationship      advisory fee rate to the contractual         Based on this information, the Board
between Invesco Aim and the Fund, as well    advisory fee rates of funds in the Fund's    concluded that the Fund's advisory fees
as the Board's knowledge of Invesco Aim's    expense group that are not managed by        appropriately reflect economies of scale
operations, and concluded that it was        Invesco Aim, at a common asset level and     at current asset levels. The Board also
beneficial to maintain the current           as of the end of the past calendar year.     noted that the Fund shares directly in
relationship, in part, because of such       The Board noted that the Fund's              economies of scale through lower fees
knowledge. The Board also considered the     contractual advisory fee rate was above      charged by third party service providers
steps that Invesco Aim and its affiliates    the median contractual advisory fee rate     based on the combined size of all of the
have taken over the last several years to    of funds in its expense group. The Board     AIM Funds and affiliates.
improve the quality and efficiency of the    also reviewed the methodology used by
services they provide to the AIM Funds in    Lipper and noted that the contractual fee       E. Profitability and Financial
the areas of investment performance,         rates shown by Lipper in determining               Resources of Invesco Aim
product line diversification,                contractual fee rates.
distribution, fund operations, shareholder                                                The Board reviewed information from
services and compliance. The Board              The Board also compared the Fund's        Invesco Aim concerning the costs of the
concluded that the quality and efficiency    effective fee rate (the advisory fee after   advisory and other services that Invesco
of the services Invesco Aim and its          any advisory fee waivers and before any      Aim and its affiliates provide to the Fund
affiliates provide to the AIM Funds in       expense limitations/waivers) to the          and the profitability of Invesco Aim and
each of these areas have generally           advisory fee rates of other clients of       its affiliates in providing these
improved, and support the Board's approval   Invesco Aim and its affiliates with          services. The Board also reviewed
of the continuance of the Fund's             investment strategies comparable to those    information concerning the financial
investment advisory agreement.               of the Fund, including one mutual fund       condition of Invesco Aim and its
                                             advised by Invesco Aim. The Board noted      affiliates. The Board also reviewed with
   B. Fund Performance                       that the Fund's rate was below the rate      Invesco Aim the methodology used to
                                             for the other mutual fund.                   prepare the profitability information. The
The Board compared the Fund's performance                                                 Board considered the overall profitability
during the past one, three and five             The Board noted that Invesco Aim has      of Invesco Aim, as well as the
calendar years to the performance of funds   not proposed any advisory fee waivers or     profitability of Invesco Aim in connection
in the Fund's performance group that are     expense limitations for the Fund; however    with managing the Fund. The Board noted
not managed by Invesco Aim, and against      Invesco Aim informed the Board that it had   that Invesco Aim continues to operate at a
the performance of all funds in the Lipper   analyzed the total expenses of the Fund,     net profit, although increased expenses in
European Region Funds Index. The Board       which are impacted by transfer agent and     recent years have reduced the
also reviewed the criteria used by Invesco   other fees being above the median, and       profitability of Invesco Aim and its
Aim to identify the funds in the Fund's      determined that the total expenses are       affiliates. The Board concluded that the
performance group for inclusion in the       currently appropriate. Based upon            Fund's fees were fair and reasonable, and
Lipper reports. The Board noted that the     amendments to the Fund's contractual         that the level of profits realized by
Fund's performance was in the third          advisory fee schedule in recent years, the   Invesco Aim and its affiliates from
quintile of its performance group for the    Board concluded that it was not necessary    providing services to the Fund was not
one year period and the second quintile      at this time to discuss with Invesco Aim     excessive in light of the nature, quality
for the three and five year periods (the     whether to amend the contractual advisory    and extent of the services provided. The
first quintile being the best performing     fee schedule or implement any fee waivers    Board considered whether Invesco Aim is
funds and the fifth quintile being the       or expense limitations for the Fund.         financially sound and has the resources
worst performing funds). The Board noted                                                  necessary to perform its obligations under
that the Fund's performance was below the       After taking account of the Fund's        the Fund's investment advisory agreement,
performance of the Index for the one year    contractual advisory fee rate, as well as    and concluded that Invesco Aim has the
period and above the performance for the     the comparative advisory fee information     financial resources necessary to fulfill
three and five year periods. The Board       discussed above, the Board concluded that    these obligations.
also considered the steps Invesco Aim has    the Fund's advisory fees were fair and
taken over the last several years to         reasonable.                                     F. Independent Written Evaluation of
improve the quality and efficiency of the                                                       the Fund's Senior Officer
services that Invesco Aim provides to the       D. Economies of Scale and Breakpoints
AIM Funds. The Board concluded that                                                       The Board noted that, at their direction,
Invesco Aim continues to be responsive to    The Board considered the extent to which     the Senior Officer of the Fund, who is
the Board's focus on fund performance.       there are economies of scale in Invesco      independent of Invesco Aim and Invesco
Although the independent written             Aim's provision of advisory services to      Aim's affiliates, had prepared an
evaluation of the Fund's Senior Officer      the Fund. The Board also considered          independent written evaluation to assist
only considered                              whether the Fund benefits from such          the Board in determining the
                                             economies of scale through contractual       reasonableness of the proposed management
                                             breakpoints in the Fund's advisory fee       fees of the AIM Funds, including the Fund.
                                                                                          The

                                                                                                                           continued


25              AIM EUROPEAN GROWTH FUND

Board noted that they had relied upon the    to procedures approved by the Board. The        B. Fund Performance
Senior Officer's written evaluation          Board noted that Invesco Aim will receive
instead of a competitive bidding process.    advisory fees from these affiliated money    The Board did not view Fund performance as
In determining whether to continue the       market funds attributable to such            a relevant factor in considering whether
Fund's investment advisory agreement, the    investments, although Invesco Aim has        to approve the sub-advisory agreements for
Board considered the Senior Officer's        contractually agreed to waive through at     the Fund, as no Affiliated Sub-Adviser
written evaluation.                          least June 30, 2009, the advisory fees       manages any portion of the Fund's assets.
                                             payable by the Fund in an amount equal to
   G. Collateral Benefits to Invesco Aim     100% of the net advisory fees Invesco Aim       C. Sub-Advisory Fees
      and its Affiliates                     receives from the affiliated money market
                                             funds with respect to the Fund's             The Board considered the services to be
The Board considered various other           investment of uninvested cash, but not       provided by the Affiliated Sub-Advisers
benefits received by Invesco Aim and its     cash collateral. The Board considered the    pursuant to the sub-advisory agreements
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    and the services to be provided by Invesco
relationship with the Fund, including the    noted that it remains in effect until at     Aim pursuant to the Fund's investment
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     advisory agreement, as well as the
affiliates for their provision of            that the Fund's investment of uninvested     allocation of fees between Invesco Aim and
administrative, transfer agency and          cash and cash collateral from any            the Affiliated Sub-Advisers pursuant to
distribution services to the Fund. The       securities lending arrangements in the       the sub-advisory agreements. The Board
Board considered the performance of          affiliated money market funds is in the      noted that the sub-advisory fees have no
Invesco Aim and its affiliates in            best interests of the Fund and its           direct effect on the Fund or its
providing these services and the             shareholders.                                shareholders, as they are paid by Invesco
organizational structure employed by                                                      Aim to the Affiliated Sub-Advisers, and
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  that Invesco Aim and the Affiliated
these services. The Board also considered                                                 Sub-Advisers are affiliates. After taking
that these services are provided to the         A. Nature, Extent and Quality of          account of the Fund's contractual
Fund pursuant to written contracts which           Services Provided by Affiliated        sub-advisory fee rate, as well as other
are reviewed and approved on an annual             Sub-Advisers                           relevant factors, the Board concluded that
basis by the Board. The Board concluded                                                   the Fund's sub-advisory fees were fair and
that Invesco Aim and its affiliates were     The Board reviewed the services to be        reasonable.
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,             D. Financial Resources of the
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco          Affiliated Sub-Advisers
continue to provide these services to the    Asset Management (Japan) Limited, Invesco
Fund.                                        Australia Limited, Invesco Global Asset      The Board considered whether each
                                             Management (N.A.), Inc., Invesco Hong Kong   Affiliated Sub-Adviser is financially
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),       sound and has the resources necessary to
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured              perform its obligations under its
portfolio brokerage transactions executed    Management, Inc. (collectively, the          respective sub-advisory agreement, and
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         concluded that each Affiliated Sub-Adviser
these arrangements, portfolio brokerage      sub-advisory agreements and the              has the financial resources necessary to
commissions paid by the Fund and/or other    credentials and experience of the officers   fulfill these obligations.
funds advised by Invesco Aim are used to     and employees of the Affiliated
pay for research and execution services.     Sub-Advisers who will provide these
The Board noted that soft dollar             services. The Board concluded that the
arrangements shift the payment obligation    nature, extent and quality of the services
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements       economies of various countries and
were appropriate. The Board also concluded   securities of companies located in such
that, based on their review and              countries or on various types of
representations made by Invesco Aim, these   investments and investment techniques, and
arrangements were consistent with            providing investment advisory services.
regulatory requirements.                     The Board concluded that the sub-advisory
                                             agreements will benefit the Fund and its
   The Board considered the fact that the    shareholders by permitting Invesco Aim to
Fund's uninvested cash and cash collateral   utilize the additional resources and
from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
may be invested in money market funds        managing the Fund.
advised by Invesco Aim pursuant


26              AIM EUROPEAN GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $128,662,734
     Qualified Dividend Income*                                  100%
     Corporate Dividends Received Deduction*                       0%
     Foreign Taxes                                               0.06 per Share
     Foreign Source Income                                       1.51 per Share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.89%, 99.84%, 99.97%, and 96.69%, respectively.


27        AIM EUROPEAN GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM EUROPEAN GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM EUROPEAN GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   EGR-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM GLOBAL GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                         [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
       PHOTO]      MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2                AIM GLOBAL GROWTH FUND

                   Dear Fellow Shareholders:

                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
     [CROCKETT     discipline. We continue to put your interests first in the effort to improve
       PHOTO]      investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM GLOBAL GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       availability. Additionally, record high
                                                                                          crude oil prices, falling home values and
The performance of global equity markets for the fiscal year ended October 31, 2008,      the weak U.S. dollar placed significant
was extremely turbulent, with most markets registering double-digit losses as global      pressure on the purchasing power of the
growth slowed and a number of financial institutions worldwide fell victim to the         U.S. consumer.
broadening scope of the credit crisis.(triangle) AIM Global Growth Fund was affected by
this decline, modestly trailing its style-specific benchmark, the MSCI World Growth       European equities remained under
Index. Stock selection across the consumer discretionary sector was a key driver of both  pressure over the period as further
relative and absolute results.                                                            weakness in the macroeconomic outlook
                                                                                          manifested itself and financial sector
   Your Fund's long-term performance appears later in this report.                        turmoil continued. Asian equities were
                                                                                          volatile as well, falling sharply toward
FUND VS. INDEXES                                                                          the end of the period.(1) While there were
                                                                                          sporadic attempts to rally, the dominant
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     trend during the period remained one of
not include applicable contingent deferred sales charges (CDSC) or front-end sales        weakness.
charges, which would have reduced performance.
                                                                                             The rise in concern over the economic
Class A Shares                                                                  -41.08%   outlook was evident from the widespread
Class B Shares                                                                  -41.52    measures implemented by Asian
Class C Shares                                                                  -41.51    policy-makers, who just a few months ago
Class Y Shares*                                                                 -41.04    were predominantly focused upon the threat
MSCI World Index(triangle) (Broad Market Index)                                 -41.85    of inflation. Emerging markets stocks and
MSCI World Growth Index(triangle) (Style-Specific Index)                        -40.86    currencies tumbled from the record highs
Lipper Global Large-Cap Growth Funds Index(triangle) (Peer Group Index)         -44.98    as global recession concerns deepened and
                                                                                          commodity prices fell sharply.(1) There
(triangle)Lipper Inc.                                                                     were mounting concerns that some countries
                                                                                          could start to default on their foreign
* Share class incepted during the fiscal year. See page 7 for a detailed explanation      loans.
  of Fund performance.
=======================================================================================      AIM Global Growth Fund did not go
                                                                                          unscathed from this global downturn,
HOW WE INVEST                                We focus on the strengths of individual      ending the period at NAV modestly behind
                                             companies rather than sectors, countries     the MSCI World Growth Index.(1) However,
When selecting stocks for your Fund, we      or market-cap trends.                        the Fund fared somewhat better at NAV than
employ a disciplined investment strategy                                                  its Lipper peer group.(1)
that emphasizes fundamental research,           We believe disciplined sell decisions
supported by both quantitative analysis      are key to successful investing. We             Detracting from returns versus the MSCI
and portfolio construction techniques. Our   consider selling a stock for any of the      World Growth Index was our stock selection
"EQV" (Earnings, Quality, Valuation)         following reasons:                           across the consumer discretionary and
strategy focuses primarily on identifying                                                 consumer staples sectors. Fund holdings
quality companies that have experienced,     o  A company's fundamentals deteriorate,     such as German automobile company PORSCHE,
or exhibit the potential for, accelerating      or it posts disappointing earnings.       sports apparel firm PUMA and Belgium
or above average earnings growth but whose                                                brewer INBEV, all experienced double digit
stock prices do not fully reflect these      o  A stock's price seems overvalued.         declines over the period. The Fund's lack
attributes.                                                                               of direct exposure to Volkswagen was a
                                             o  A more attractive opportunity becomes     drag on relative results as well. We are
   While research responsibilities within       available.                                active, long-term investors, and therefore
the portfolio management team are focused                                                 we
by geographic region, we select              MARKET CONDITIONS AND YOUR FUND
investments for the Fund by using a
bottom-up investment approach, which means   Many factors contributed to the negative
that we construct the Fund primarily on a    performance of most major market indexes
stock-by-stock basis.                        for the fiscal year ended October 31,
                                             2008.(1) The chief catalyst was primarily
                                             the ongoing subprime loan crisis and its
                                             far-reaching effects on overall credit

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*
By sector
                                             1. United States                     29.2%    1. Roche Holding AG                  3.2%
Consumer Staples                     20.9%   2. United Kingdom                    11.7     2. Teva Pharmaceutical Industries
Health Care                          19.3    3. Switzerland                        9.2        Ltd                               3.0
Information Technology               11.7    4. Germany                            7.8     3. Johnson & Johnson                 3.0
Consumer Discretionary               10.8    5. France                             6.6     4. Imperial Tobacco Group PLC        2.9
Energy                               10.2    ==========================================    5. Nestle S.A.                       2.8
Industrials                           7.3                                                  6. Total S.A.                        2.4
Financials                            6.9    ==========================================    7. BNP Paribas                       2.1
Materials                             5.4    Total Net Assets            $230.3 million    8. Novo Nordisk                      2.1
Telecommunication Services            2.9                                                  9. Eni S.p.A.                        2.0
Money Market Funds Plus                      Total Number of Holdings*               81   10. Colgate-Palmolive Co.             2.0
Other Assets Less Liabilities         4.6    ==========================================   ==========================================
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM GLOBAL GROWTH FUND

do not focus on the index weightings of         Volatile markets can test an investor's                MATTHEW DENNIS
individual stocks. We believe Volkswagen's   resolve, and 2008 was one of the most                     Chartered Financial Analyst,
strong performance was not supported by      turbulent periods in many years. However,      [DENNIS    portfolio manager, is lead
company fundamentals.                        it's always worth remembering that market       PHOTO]    manager of AIM Global Growth
                                             turbulence can create investment                          Fund with respect to the
   Being overweight the financials sector    opportunities. We welcome any new            Fund's investments in Europe and Canada.
earlier in the year, particularly in the     investors who have invested in the Fund      He has been in the investment business
weak commercial banking industry,            during the reporting period, and to all of   since 1994. Mr. Dennis earned a B.A. in
detracted from relative performance as       our shareholders we would like to express    economics from The University of Texas at
well. The latter part of the period saw a    our appreciation for your continued          Austin. He also earned an M.S. in finance
rebound in Fund holdings like BNP PARIBAS    investment in AIM Global Growth Fund.        from Texas A&M University.
(France) and STANDARD BANK (South Africa).
However, weakness earlier in the period      (1) Lipper Inc.                                           ROBERT LLOYD
offset this upswing. In addition, being                                                                Chartered Financial Analyst,
underweight in the U.S. proved detrimental   The views and opinions expressed in            [LLOYD     senior portfolio manager, is
as the domestic market was more resilient,   management's discussion of Fund                PHOTO]     lead manager of AIM Global
primarily due to the dollar's appreciation   performance are those of Invesco Aim                      Growth Fund with respect to
against a number of other major              Advisors, Inc. These views and opinions      the Fund's domestic investments. He joined
currencies.                                  are subject to change at any time based on   Invesco Aim in 2000. Mr. Lloyd earned a
                                             factors such as market and economic          B.B.A. from the University of Notre Dame
   The Fund's relative results suffered      conditions. These views and opinions may     and an M.B.A. from the University of
earlier in the fiscal year due to the        not be relied upon as investment advice or   Chicago.
Fund's significant underweight in the        recommendations, or as an offer for a
materials sector. In our view, underlying    particular security. The information is                   BARRETT SIDES
assumptions used to justify the sector's     not a complete analysis of every aspect of                Senior portfolio manager, is
dramatic price appreciation over the last    any market, country, industry, security or     [SIDES     lead manager of AIM Global
several years were unreasonably optimistic   the Fund. Statements of fact are from          PHOTO]     Growth Fund with respect to
and did not support extreme valuations.      sources considered reliable, but Invesco                  the Fund's investments in
The latter part of the fiscal year,          Aim Advisors, Inc. makes no representation   Asia Pacific and Latin America. He joined
however, brought a dramatic reversal of      or warranty as to their completeness or      Invesco Aim in 1990. Mr. Sides graduated
this upward trend as the sector declined     accuracy. Although historical performance    with a B.S. in economics from Bucknell
sharply as a result of falling commodity     is no guarantee of future results, these     University. He also earned a master's in
prices. Our limited exposure to this         insights may help you understand our         international business from the University
volatile sector, particularly to the         investment management philosophy.            of St. Thomas.
metals and mining industry, contributed
favorably to relative results.               See important Fund and index disclosures                  CLAS OLSSON
                                             later in this report.                                     Senior portfolio manager
   Our overall EQV focused strategy has                                                     [OLSSON    and head of Invesco Aim's
remained the same, despite the volatile                                                      PHOTO]    International Investment
nature of markets. Over the period, our                                                                Management Unit, is manager
exposure to the health care and consumer                                                               of AIM Global Growth Fund.
staples sectors, where we were overweight,                                                He joined Invesco Aim in 1994. Mr. Olsson
increased markedly as stocks with robust                                                  became a commissioned naval officer at
growth and reasonable valuations were                                                     the Royal Swedish Naval Academy in 1988.
added to the portfolio. In contrast, our                                                  He earned a B.B.A. from The University of
exposure to the financials and industrials                                                Texas at Austin.
sectors, where we were underweight on a
relative basis, witnessed a significant                                                   Assisted by the Asia Pacific/Latin
reduction. In the wake of the sharp                                                       American Team, Europe/Canada Team and
underperformance of most banks, we                                                        Large/ Multi-Cap Growth Team
remained underweight in financials as we
feel the sector has many headwinds still
to overcome.

   From a regional perspective, we reduced
our exposure in Europe, where we were
overweight on a relative basis, as we
trimmed back our exposure in Germany and Ireland. We did, however, add to our exposure in the U.K. Stock selection led to an increase in exposure in the Asia
Pacific region. Select additions also
resulted in an increase in our U.S.
exposure.


5               AIM GLOBAL GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable sales   effective than other types of charts in
charges and Fund expenses including          illustrating changes in value during the
management fees. Results for Class B         early years shown in the chart. The
shares are calculated as if a hypothetical   vertical axis, the one that indicates the
shareholder had liquidated his entire        dollar value of an investment, is
investment in the Fund at the close of the   constructed with each segment representing
reporting period and paid the applicable     a percent change in the value of the
contingent deferred sales charges. Index     investment. In this chart, each segment
results include reinvested dividends, but    represents a doubling, or 100% change, in
they do not reflect sales charges.           the value of the investment. In other
Performance of an index of funds reflects    words, the space between $5,000 and
fund expenses and management fees;           $10,000 is the same size as the space
performance of a market index does not.      between $10,000 and $20,000, and so on.
Performance shown in the chart and
table(s) does not reflect deduction of
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.


6               AIM GLOBAL GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A AND B SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Index data from 8/31/94, Fund data from 9/15/94

           AIM Global Growth
              Fund-Class A       AIM Global Growth                            MSCI World Growth
  Date          Shares          Fund-Class B Shares    MSCI World Index(1)        Index(1)
8/31/94                                                       $10000                $10000
   9/94          $ 9289                $ 9830                   9735                  9770
  10/94            9667                 10220                  10010                 10004
  11/94            9261                  9790                   9573                  9605
  12/94            9227                  9750                   9664                  9749
   1/95            8991                  9490                   9516                  9600
   2/95            9332                  9849                   9653                  9747
   3/95            9710                 10239                  10116                 10222
   4/95           10013                 10549                  10466                 10601
   5/95           10287                 10840                  10553                 10685
   6/95           10750                 11330                  10548                 10698
   7/95           11487                 12109                  11073                 11222
   8/95           11384                 11989                  10824                 10906
   9/95           11658                 12270                  11137                 11288
  10/95           11649                 12260                  10959                 11165
  11/95           11876                 12490                  11337                 11520
  12/95           12005                 12616                  11666                 11782
   1/96           12217                 12840                  11875                 11991
   2/96           12477                 13104                  11945                 12077
   3/96           12698                 13339                  12141                 12253
   4/96           13141                 13796                  12424                 12508
   5/96           13391                 14050                  12432                 12581
   6/96           13429                 14081                  12493                 12667
   7/96           12746                 13359                  12049                 12195
   8/96           13093                 13715                  12185                 12296
   9/96           13612                 14254                  12659                 12856
  10/96           13660                 14296                  12745                 12894
  11/96           14353                 15018                  13457                 13547
  12/96           14391                 15048                  13239                 13281
   1/97           14681                 15343                  13396                 13466
   2/97           14691                 15343                  13547                 13615
   3/97           14325                 14967                  13277                 13296
   4/97           14517                 15149                  13708                 13906
   5/97           15459                 16127                  14552                 14717
   6/97           16190                 16880                  15275                 15528
   7/97           17191                 17918                  15976                 16245
   8/97           16094                 16767                  14905                 15036
   9/97           17287                 18008                  15712                 15901
  10/97           16016                 16676                  14883                 14884
  11/97           16199                 16859                  15144                 15261
  12/97           16383                 17044                  15326                 15400
   1/98           16580                 17232                  15750                 16002
   2/98           17834                 18538                  16813                 17131
   3/98           18772                 19498                  17520                 17722
   4/98           19029                 19760                  17689                 17824
   5/98           18939                 19655                  17465                 17624
   6/98           19284                 19999                  17876                 18377
   7/98           19531                 20249                  17845                 18345
   8/98           16640                 17242                  15463                 16195
   9/98           16897                 17502                  15734                 16556
  10/98           17686                 18306                  17153                 17994
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  11/98           18694                 19340                  18171                 19152
  12/98           20002                 20682                  19055                 20549
   1/99           20804                 21509                  19470                 21271
   2/99           20003                 20673                  18949                 20423
   3/99           20663                 21338                  19735                 21175
   4/99           20907                 21575                  20511                 21137
   5/99           20178                 20814                  19758                 20397
   6/99           21538                 22210                  20677                 21649
   7/99           21589                 22252                  20612                 21407
   8/99           21620                 22275                  20573                 21668
   9/99           22056                 22716                  20371                 21702
  10/99           23781                 24476                  21427                 23121
  11/99           26216                 26968                  22027                 24474
  12/99           30450                 31310                  23807                 27273
   1/00           28848                 29657                  22441                 25562
   2/00           31774                 32646                  22499                 26448
   3/00           31624                 32476                  24051                 28022
   4/00           29126                 29894                  23031                 26140
   5/00           27140                 27847                  22445                 24588
   6/00           29276                 30019                  23198                 26089
   7/00           28400                 29100                  22543                 24775
   8/00           30814                 31568                  23273                 25652
   9/00           28540                 29225                  22033                 23378
  10/00           26511                 27142                  21661                 22395
  11/00           22614                 23135                  20343                 20666
  12/00           23706                 24237                  20670                 20275
   1/01           23417                 23931                  21068                 20887
   2/01           19459                 19882                  19285                 18221
   3/01           17566                 17944                  18015                 16745
   4/01           18882                 19282                  19343                 18095
   5/01           18689                 19078                  19091                 17730
   6/01           18315                 18692                  18490                 17110
   7/01           17845                 18193                  18243                 16856
   8/01           17042                 17366                  17364                 15816
   9/01           15063                 15358                  15832                 14501
  10/01           15598                 15880                  16134                 15118
  11/01           16379                 16674                  17086                 16266
  12/01           16582                 16868                  17192                 16345
   1/02           16111                 16380                  16670                 15811
   2/02           15929                 16198                  16523                 15853
   3/02           16700                 16970                  17284                 16244
   4/02           16380                 16628                  16664                 15548
   5/02           16219                 16470                  16692                 15464
   6/02           15567                 15802                  15677                 14570
   7/02           14133                 14339                  14354                 13542
   8/02           14070                 14271                  14378                 13538
   9/02           12808                 12978                  12795                 12194
  10/02           13545                 13727                  13738                 13142
  11/02           13803                 13977                  14477                 13619
  12/02           13289                 13455                  13773                 13093
   1/03           12893                 13046                  13354                 12620
   2/03           12776                 12921                  13120                 12484
   3/03           12786                 12921                  13077                 12591
   4/03           13524                 13669                  14235                 13489
   5/03           14306                 14453                  15046                 14044
   6/03           14542                 14691                  15304                 14241
   7/03           14702                 14838                  15613                 14516
   8/03           14927                 15065                  15949                 14807
   9/03           15034                 15167                  16045                 14891
  10/03           15954                 16087                  16995                 15777
  11/03           16243                 16370                  17252                 16000
  12/03           16863                 16982                  18333                 16769
   1/04           17120                 17243                  18627                 17112
   2/04           17387                 17504                  18939                 17320
   3/04           17387                 17493                  18814                 17146
   4/04           17130                 17220                  18428                 16804
   5/04           17344                 17436                  18582                 16970
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/04           17644                 17730                  18978                 17200
   7/04           16851                 16925                  18358                 16376
   8/04           16841                 16903                  18439                 16324
   9/04           17409                 17471                  18788                 16652
  10/04           17827                 17880                  19248                 17060
  11/04           18864                 18924                  20259                 17922
  12/04           19496                 19549                  21032                 18597
   1/05           19079                 19117                  20558                 18096
   2/05           19764                 19786                  21210                 18557
   3/05           19347                 19366                  20800                 18202
   4/05           18759                 18754                  20345                 17802
   5/05           19036                 19026                  20706                 18264
   6/05           19432                 19413                  20885                 18349
   7/05           20223                 20195                  21615                 19110
   8/05           20458                 20411                  21778                 19280
   9/05           20812                 20752                  22344                 19706
  10/05           20352                 20275                  21801                 19287
  11/05           20983                 20899                  22528                 19913
  12/05           21765                 21660                  23027                 20347
   1/06           23047                 22931                  24055                 21285
   2/06           22854                 22727                  24019                 21067
   3/06           23478                 23329                  24548                 21591
   4/06           24102                 23931                  25293                 22091
   5/06           23015                 22842                  24429                 21240
   6/06           23004                 22820                  24422                 21205
   7/06           23112                 22911                  24574                 21033
   8/06           23844                 23614                  25212                 21592
   9/06           24059                 23820                  25513                 21782
  10/06           24706                 24444                  26449                 22558
  11/06           25623                 25329                  27097                 23127
  12/06           26281                 25964                  27648                 23429
   1/07           26736                 26406                  27974                 23799
   2/07           26271                 25930                  27828                 23650
   3/07           27201                 26828                  28338                 24105
   4/07           28509                 28099                  29588                 25163
   5/07           29213                 28779                  30417                 25896
   6/07           29105                 28656                  30182                 25790
   7/07           28209                 27747                  29514                 25475
   8/07           28121                 27645                  29491                 25536
   9/07           29364                 28847                  30894                 26927
  10/07           30477                 29926                  31841                 27984
  11/07           29298                 28756                  30540                 27087
  12/07           28937                 28382                  30146                 26888
   1/08           26478                 25941                  27842                 24593
   2/08           26337                 25793                  27681                 24833
   3/08           26240                 25680                  27415                 24524
   4/08           27368                 26769                  28856                 25883
   5/08           27866                 27245                  29296                 26725
   6/08           25687                 25101                  26960                 24994
   7/08           25112                 24521                  26301                 24221
   8/08           24451                 23852                  25932                 23790
   9/08           21828                 21288                  22847                 20528
  10/08           17949                 18192                  18515                 16549
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (9/15/94)                  4.23%   Inception (9/15/94)                  5.71%
10 Years                            -0.42    10 Years                            -2.01
 5 Years                             1.24     5 Years                             6.52
 1 Year                            -44.32     1 Year                            -29.75

CLASS B SHARES                               CLASS B SHARES
Inception (9/15/94)                  4.33%   Inception (9/15/94)                  5.81%
10 Years                            -0.30    10 Years                            -2.12
 5 Years                             1.31     5 Years                             6.70
 1 Year                            -44.45     1 Year                            -29.89

CLASS C SHARES                               CLASS C SHARES
Inception (8/4/97)                  -0.10%   Inception (8/4/97)                  -1.67%
10 Years                            -0.45    10 Years                            -1.97
 5 Years                             1.70     5 Years                             6.99
 1 Year                            -42.09     1 Year                            -26.97
                                             ==========================================
CLASS Y SHARES
10 Years                             0.15%
 5 Years                             2.41
 1 Year                            -41.04
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER    REPORT THAT ARE BASED ON EXPENSES INCURRED
3, 2008; RETURNS SINCE THAT DATE ARE         DURING THE PERIOD COVERED BY THIS REPORT.
ACTUAL RETURNS. ALL OTHER RETURNS ARE
BLENDED RETURNS OF ACTUAL CLASS Y SHARE         CLASS A SHARE PERFORMANCE REFLECTS THE
PERFORMANCE AND RESTATED CLASS A SHARE       MAXIMUM 5.50% SALES CHARGE, AND CLASS B
PERFORMANCE (FOR PERIODS PRIOR TO THE        AND CLASS C SHARE PERFORMANCE REFLECTS THE
INCEPTION DATE OF CLASS Y SHARES) AT NET     APPLICABLE CONTINGENT DEFERRED SALES
ASSET VALUE. THE RESTATED CLASS A SHARE      CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     CDSC ON CLASS B SHARES DECLINES FROM 5%
APPLICABLE TO CLASS A SHARES AS WELL AS      BEGINNING AT THE TIME OF PURCHASE TO 0% AT
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS    THE BEGINNING OF THE SEVENTH YEAR. THE
RECEIVED BY CLASS A SHARES. CLASS A SHARES   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
INCEPTION DATE IS SEPTEMBER 15, 1994.        YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT
                                             HAVE A FRONT-END SALES CHARGE OR A CDSC;
   THE PERFORMANCE DATA QUOTED REPRESENT     THEREFORE, PERFORMANCE IS AT NET ASSET
PAST PERFORMANCE AND CANNOT GUARANTEE        VALUE.
COMPARABLE FUTURE RESULTS; CURRENT
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE      THE PERFORMANCE OF THE FUND'S SHARE
VISIT INVESCOAIM.COM FOR THE MOST RECENT     CLASSES WILL DIFFER PRIMARILY DUE TO
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   DIFFERENT SALES CHARGE STRUCTURES AND
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    CLASS EXPENSES.
IN NET ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE           A REDEMPTION FEE OF 2% WILL BE IMPOSED
STATED. INVESTMENT RETURN AND PRINCIPAL      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    THE FUND WITHIN 31 DAYS OF PURCHASE.
A GAIN OR LOSS WHEN YOU SELL SHARES.         EXCEPTIONS TO THE REDEMPTION FEE ARE
                                             LISTED IN THE FUND'S PROSPECTUS.
   THE TOTAL ANNUAL FUND OPERATING EXPENSE
RATIO SET FORTH IN THE MOST RECENT FUND
PROSPECTUS AS OF THE DATE OF THIS REPORT
FOR CLASS A, CLASS B, CLASS C AND CLASS Y
SHARES WAS 1.54%, 2.29%, 2.29% AND 1.29%,
RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
ABOVE MAY VARY FROM THE EXPENSE RATIOS
PRESENTED IN OTHER SECTIONS OF THIS


7               AIM GLOBAL GROWTH FUND

AIM GLOBAL GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The MSCI WORLD INDEX--SERVICE MARK-- is   o  The Chartered Financial Analyst--REGIS-
   previously established qualified plans       a free float-adjusted market                 TERED TRADEMARK-- (CFA--REGISTERED
   are eligible to purchase Class B shares      capitalization index that is designed        TRADEMARK--) designation is a globally
   of any AIM fund.                             to measure global developed market           recognized standard for measuring the
                                                equity performance.                          competence and integrity of investment
o  Class Y shares are available to only                                                      professionals.
   certain investors. Please see the         o  The MSCI WORLD GROWTH INDEX is a free
   prospectus for more information.             float-adjusted market capitalization      o  The returns shown in management's
                                                index that represents the growth             discussion of Fund performance are
PRINCIPAL RISKS OF INVESTING IN THE FUND        segment in global developed market           based on net asset values calculated
                                                equity performance.                          for shareholder transactions. Generally
o  Investing in developing countries can                                                     accepted accounting principles require
   add additional risk, such as high rates   o  The LIPPER GLOBAL LARGE-CAP GROWTH           adjustments to be made to the net
   of inflation or sharply devalued             FUNDS INDEX is an equally weighted           assets of the Fund at period end for
   currencies against the U.S. dollar.          representation of the largest funds in       financial reporting purposes, and as
   Transaction costs are often higher, and      the Lipper Global Large-Cap Growth           such, the net asset values for
   there may be delays in settlement            Funds category. These funds typically        shareholder transactions and the
   procedures.                                  have an above-average price-to-cash          returns based on those net asset values
                                                flow ratio, price-to-book ratio, and         may differ from the net asset values
o  Prices of equity securities change in        three-year sales-per-share growth            and returns reported in the Financial
   response to many factors, including the      value, compared to the S&P/Citigroup         Highlights.
   historical and prospective earnings of       World BMI.
   the issuer, the value of its assets,                                                   o  Industry classifications used in this
   general economic conditions, interest     o  The Fund is not managed to track the         report are generally according to the
   rates, investor perceptions and market       performance of any particular index,         Global Industry Classification
   liquidity.                                   including the indexes defined here, and      Standard, which was developed by and is
                                                consequently, the performance of the         the exclusive property and a service
o  Foreign securities have additional           Fund may deviate significantly from the      mark of MSCI Inc. and Standard &
   risks, including exchange rate changes,      performance of the indexes.                  Poor's.
   political and economic upheaval,
   relative lack of information,             o  A direct investment cannot be made in
   relatively low market liquidity, and         an index. Unless otherwise indicated,
   the potential lack of strict financial       index results include reinvested
   and accounting controls and standards.       dividends, and they do not reflect
                                                sales charges. Performance of an index
o  The prices of securities held by the         of funds reflects fund expenses;
   Fund may decline in response to market       performance of a market index does not.
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AGGAX
=======================================================================================   Class B Shares                       AGGBX
                                                                                          Class C Shares                       AGGCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class Y Shares                       AGGYX
                                                                                          ==========================================


8               AIM GLOBAL GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES         VALUE
------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY
  INTERESTS-92.67%

AUSTRALIA-2.30%

BHP Billiton Ltd.                                      164,874    $  3,167,232
------------------------------------------------------------------------------
Cochlear Ltd.                                           55,915       2,127,675
==============================================================================
                                                                     5,294,907
==============================================================================


BELGIUM-1.21%

InBev N.V.                                              60,843       2,452,773
------------------------------------------------------------------------------
KBC Groep N.V.                                           7,689         332,903
==============================================================================
                                                                     2,785,676
==============================================================================


CANADA-1.10%

Suncor Energy, Inc.                                    106,300       2,541,775
==============================================================================


CHINA-0.88%

China Mobile Ltd.                                      232,000       2,035,648
==============================================================================


DENMARK-2.05%

Novo Nordisk A.S.-Class B                               87,998       4,709,896
==============================================================================


FRANCE-6.55%

Axa                                                    129,748       2,499,992
------------------------------------------------------------------------------
BNP Paribas                                             66,139       4,800,575
------------------------------------------------------------------------------
Cap Gemini S.A.                                         69,602       2,240,943
------------------------------------------------------------------------------
Total S.A.                                             100,746       5,532,801
==============================================================================
                                                                    15,074,311
==============================================================================


GERMANY-5.12%

Bayer AG                                                76,475       4,206,362
------------------------------------------------------------------------------
Merck KGaA                                              30,475       2,702,302
------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport                            11,184       1,867,832
------------------------------------------------------------------------------
Siemens AG                                              50,516       3,021,979
==============================================================================
                                                                    11,798,475
==============================================================================


GREECE-0.51%

OPAP S.A.                                               53,755       1,177,695
==============================================================================


HONG KONG-1.74%

Hutchison Whampoa Ltd.                                 400,000       2,189,551
------------------------------------------------------------------------------
Li & Fung Ltd.                                         906,000       1,821,772
==============================================================================
                                                                     4,011,323
==============================================================================


INDIA-2.12%

Infosys Technologies Ltd.                               41,466       1,180,638
------------------------------------------------------------------------------
Infosys Technologies Ltd.-ADR                          125,837       3,689,541
==============================================================================
                                                                     4,870,179
==============================================================================


INDONESIA-0.27%

PT Astra International Tbk                             714,500         612,523
==============================================================================


IRELAND-0.87%

CRH PLC                                                 90,251       2,012,333
==============================================================================


ISRAEL-3.01%

Teva Pharmaceutical Industries Ltd.-ADR                161,554       6,927,436
==============================================================================


ITALY-2.80%

Eni S.p.A.                                             193,560       4,611,693
------------------------------------------------------------------------------
Finmeccanica S.p.A.                                    144,186       1,788,069
------------------------------------------------------------------------------
Finmeccanica S.p.A.-Rts. expiring 11/11/08(b)          126,325          51,517
==============================================================================
                                                                     6,451,279
==============================================================================


JAPAN-6.17%

Hoya Corp.                                              82,900       1,536,547
------------------------------------------------------------------------------
Keyence Corp.                                           17,500       3,379,213
------------------------------------------------------------------------------
Nidec Corp.                                             72,800       3,745,694
------------------------------------------------------------------------------
Nintendo Co., Ltd.                                       5,200       1,639,940
------------------------------------------------------------------------------
Toyota Motor Corp.                                      99,300       3,914,283
==============================================================================
                                                                    14,215,677
==============================================================================


LUXEMBOURG-0.04%

Reinet Investments S.C.A.(b)                             7,953          81,889
==============================================================================


MEXICO-1.30%

Grupo Televisa S.A.-ADR                                169,199       2,988,054
==============================================================================


NETHERLANDS-1.02%

TNT N.V.                                               112,312       2,351,118
==============================================================================


SINGAPORE-0.74%

United Overseas Bank Ltd.                              191,000       1,701,082
==============================================================================


SOUTH AFRICA-0.18%

Standard Bank Group Ltd.                                50,734         405,391
==============================================================================


SPAIN-1.75%

Banco Santander S.A.                                   152,813       1,652,709
------------------------------------------------------------------------------
Telefonica S.A.                                        128,704       2,380,382
==============================================================================
                                                                     4,033,091
==============================================================================


SWITZERLAND-9.17%

Compagnie Financiere Richemont S.A.-Class A             58,096       1,234,860
------------------------------------------------------------------------------
Nestle S.A.                                            165,800       6,460,711
------------------------------------------------------------------------------
Roche Holding AG                                        48,744       7,458,633
------------------------------------------------------------------------------
Sonova Holding AG                                       37,853       1,590,512
------------------------------------------------------------------------------
Syngenta AG                                             23,508       4,377,072
==============================================================================
                                                                    21,121,788
==============================================================================


TAIWAN-0.81%

Taiwan Semiconductor Manufacturing Co. Ltd.          1,257,387       1,860,874
==============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL GROWTH FUND

                                                       SHARES         VALUE
------------------------------------------------------------------------------
UNITED KINGDOM-11.74%

Aviva PLC                                              333,200    $  1,997,285
------------------------------------------------------------------------------
British American Tobacco PLC                            35,516         974,998
------------------------------------------------------------------------------
Compass Group PLC                                      452,190       2,114,635
------------------------------------------------------------------------------
Imperial Tobacco Group PLC                             250,357       6,729,853
------------------------------------------------------------------------------
Reckitt Benckiser Group PLC                            106,299       4,463,320
------------------------------------------------------------------------------
Reed Elsevier PLC                                      298,411       2,616,373
------------------------------------------------------------------------------
Tesco PLC                                              552,970       3,019,268
------------------------------------------------------------------------------
Vodafone Group PLC                                   1,196,550       2,303,893
------------------------------------------------------------------------------
WPP Group PLC                                          464,707       2,803,488
==============================================================================
                                                                    27,023,113
==============================================================================


UNITED STATES-29.22%

Apple Inc.(b)                                            9,270         997,359
------------------------------------------------------------------------------
Baxter International Inc.                               21,233       1,284,384
------------------------------------------------------------------------------
Chubb Corp. (The)                                       46,976       2,447,450
------------------------------------------------------------------------------
Cisco Systems, Inc.(b)                                  64,549       1,147,036
------------------------------------------------------------------------------
Coca-Cola Co. (The)                                     67,100       2,956,426
------------------------------------------------------------------------------
Colgate-Palmolive Co.                                   72,667       4,560,581
------------------------------------------------------------------------------
Exxon Mobil Corp.                                       25,895       1,919,338
------------------------------------------------------------------------------
Foster Wheeler Ltd.(b)                                  37,284       1,021,582
------------------------------------------------------------------------------
General Dynamics Corp.                                  36,231       2,185,454
------------------------------------------------------------------------------
Gilead Sciences, Inc.(b)                                70,846       3,248,289
------------------------------------------------------------------------------
Google Inc.-Class A(b)                                   3,259       1,171,154
------------------------------------------------------------------------------
Johnson & Johnson                                      111,882       6,862,842
------------------------------------------------------------------------------
Kellogg Co.                                             43,368       2,186,615
------------------------------------------------------------------------------
Kroger Co. (The)                                       154,228       4,235,101
------------------------------------------------------------------------------
Microsoft Corp.                                        198,280       4,427,593
------------------------------------------------------------------------------
Monsanto Co.                                             9,535         848,424
------------------------------------------------------------------------------
Mosaic Co. (The)                                        49,935       1,967,938
------------------------------------------------------------------------------
National-Oilwell Varco Inc.(b)                          65,671       1,962,906
------------------------------------------------------------------------------
Occidental Petroleum Corp.                              49,684       2,759,449
------------------------------------------------------------------------------
Peabody Energy Corp.                                    79,383       2,739,507
------------------------------------------------------------------------------
PepsiCo, Inc.                                           59,332       3,382,517
------------------------------------------------------------------------------
Precision Castparts Corp.                                2,592         167,988
------------------------------------------------------------------------------
Procter & Gamble Co. (The)                              62,397       4,027,102
------------------------------------------------------------------------------
Raytheon Co.                                            80,546       4,116,706
------------------------------------------------------------------------------
St. Jude Medical, Inc.(b)                               86,105       3,274,573
------------------------------------------------------------------------------
Valero Energy Corp.                                     67,579       1,390,776
==============================================================================
                                                                    67,289,090
==============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost 241,850,421)                                          213,374,623
==============================================================================



FOREIGN PREFERRED STOCKS-2.69%

GERMANY-2.69%

Henkel AG & Co. KGaA-Pfd.                               87,817       2,541,345
------------------------------------------------------------------------------
Porsche Automobil Holding S.E.-Pfd.                     41,370       3,645,775
==============================================================================
     Total Foreign Preferred Stocks (Cost
       $7,157,240)                                                   6,187,120
==============================================================================



MONEY MARKET FUNDS-1.53%

Liquid Assets Portfolio-Institutional Class(c)       1,764,965       1,764,965
------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(c)             1,764,965       1,764,965
==============================================================================
     Total Money Market Funds (Cost $3,529,930)                      3,529,930
==============================================================================
TOTAL INVESTMENTS-96.89% (Cost $252,537,591)                       223,091,673
==============================================================================
OTHER ASSETS LESS LIABILITIES-3.11%                                  7,159,742
==============================================================================
NET ASSETS-100.00%                                                $230,251,415
______________________________________________________________________________
==============================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred
Rts.   - Rights


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost $249,007,661)                           $ 219,561,743
---------------------------------------------------------------------------------
Investments in affiliated money market funds, at value and cost         3,529,930
=================================================================================
     Total investments (Cost $252,537,591)                            223,091,673
=================================================================================
Cash                                                                    1,528,735
---------------------------------------------------------------------------------
Foreign currencies, at value (Cost $5,437,898)                          5,390,088
---------------------------------------------------------------------------------
Receivables for:
  Investments sold                                                      2,846,458
---------------------------------------------------------------------------------
  Fund shares sold                                                         46,867
---------------------------------------------------------------------------------
  Dividends                                                               480,636
---------------------------------------------------------------------------------
Investment for trustee deferred compensation and retirement plans          35,979
---------------------------------------------------------------------------------
Other assets                                                               46,469
=================================================================================
     Total assets                                                     233,466,905
_________________________________________________________________________________
=================================================================================


LIABILITIES:

Payables for:
  Investments purchased                                                 2,400,974
---------------------------------------------------------------------------------
  Fund shares reacquired                                                  330,646
---------------------------------------------------------------------------------
  Accrued fees to affiliates                                              242,183
---------------------------------------------------------------------------------
  Accrued other operating expenses                                        153,734
---------------------------------------------------------------------------------
Trustee deferred compensation and retirement plans                         87,953
=================================================================================
     Total liabilities                                                  3,215,490
=================================================================================
Net assets applicable to shares outstanding                         $ 230,251,415
_________________________________________________________________________________
=================================================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                                       $ 457,580,876
---------------------------------------------------------------------------------
Undistributed net investment income                                     2,594,148
---------------------------------------------------------------------------------
Undistributed net realized gain (loss)                               (200,396,528)
---------------------------------------------------------------------------------
Unrealized appreciation (depreciation)                                (29,527,081)
=================================================================================
                                                                    $ 230,251,415
_________________________________________________________________________________
=================================================================================



NET ASSETS:

Class A                                                             $ 190,275,384
_________________________________________________________________________________
=================================================================================
Class B                                                             $  25,426,318
_________________________________________________________________________________
=================================================================================
Class C                                                             $  12,719,179
_________________________________________________________________________________
=================================================================================
Class Y                                                             $     820,896
_________________________________________________________________________________
=================================================================================
Institutional Class                                                 $   1,009,638
_________________________________________________________________________________
=================================================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                                                11,487,531
_________________________________________________________________________________
=================================================================================
Class B                                                                 1,649,271
_________________________________________________________________________________
=================================================================================
Class C                                                                   824,798
_________________________________________________________________________________
=================================================================================
Class Y                                                                    49,527
_________________________________________________________________________________
=================================================================================
Institutional Class                                                        60,641
_________________________________________________________________________________
=================================================================================
Class A:
  Net asset value per share                                         $       16.56
---------------------------------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $16.56 divided by 94.50%)                  $       17.52
_________________________________________________________________________________
=================================================================================
Class B:
  Net asset value and offering price per share                      $       15.42
_________________________________________________________________________________
=================================================================================
Class C:
  Net asset value and offering price per share                      $       15.42
_________________________________________________________________________________
=================================================================================
Class Y:
  Net asset value and offering price per share                      $       16.57
_________________________________________________________________________________
=================================================================================
Institutional Class:
  Net asset value and offering price per share                      $       16.65
_________________________________________________________________________________
=================================================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $768,579)                           $   8,703,344
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $212,587)                                                                           744,501
================================================================================================
     Total investment income                                                           9,447,845
================================================================================================


EXPENSES:

Advisory fees                                                                          2,896,085
------------------------------------------------------------------------------------------------
Administrative services fees                                                             114,633
------------------------------------------------------------------------------------------------
Custodian fees                                                                           131,964
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                725,816
------------------------------------------------------------------------------------------------
  Class B                                                                                529,575
------------------------------------------------------------------------------------------------
  Class C                                                                                212,343
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C and Y                                                   1,296,476
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         308
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 26,383
------------------------------------------------------------------------------------------------
Other                                                                                    428,440
================================================================================================
     Total expenses                                                                    6,362,023
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                 (60,112)
================================================================================================
     Net expenses                                                                      6,301,911
================================================================================================
Net investment income                                                                  3,145,934
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                               13,848,765
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (124,603)
================================================================================================
                                                                                      13,724,162
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (191,846,647)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (110,956)
================================================================================================
                                                                                    (191,957,603)
================================================================================================
Net realized and unrealized gain (loss)                                             (178,233,441)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(175,087,507)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $   3,145,934    $  1,328,399
---------------------------------------------------------------------------------------------------------
  Net realized gain                                                            13,724,162      64,580,076
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (191,957,603)     26,312,419
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (175,087,507)     92,220,894
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                        (734,900)     (1,365,758)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                                 (24)             --
=========================================================================================================
     Total distributions from net investment income                              (734,924)     (1,365,758)
=========================================================================================================
Share transactions-net:
  Class A                                                                     (24,085,270)    (22,677,884)
---------------------------------------------------------------------------------------------------------
  Class B                                                                     (29,896,760)    (28,690,594)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,039,894)     (1,902,382)
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         942,705              --
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                           1,394,081          10,000
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                           (56,685,138)    (53,260,860)
=========================================================================================================
     Net increase (decrease) in net assets                                   (232,507,569)     37,594,276
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

  Beginning of year                                                           462,758,984     425,164,708
=========================================================================================================
  End of year (includes undistributed net investment income of $2,594,148
     and $(203,635), respectively)                                          $ 230,251,415    $462,758,984
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM GLOBAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM GLOBAL GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, or exchanges of shares, within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The

15        AIM GLOBAL GROWTH FUND
      combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $20,797.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $11,170.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares

16        AIM GLOBAL GROWTH FUND
of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $26,823 in front-end sales commissions from the sale of Class A shares and $3,486, $48,456 and $1,705 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $1,283,888.

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $28,145.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $3,625 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                2008          2007
-----------------------------------------------------------------------------------------------------
Ordinary income                                                               $734,924     $1,365,758
_____________________________________________________________________________________________________
=====================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   2,696,161
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (29,457,777)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                          (81,163)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (102,013)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                           (200,384,669)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        457,580,876
================================================================================================
Total net assets                                                                   $ 230,251,415
________________________________________________________________________________________________
================================================================================================





17        AIM GLOBAL GROWTH FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund utilized $13,347,657 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2009                                                                   $ 88,020,792
-----------------------------------------------------------------------------------------------
October 31, 2010                                                                    101,042,257
-----------------------------------------------------------------------------------------------
October 31, 2011                                                                     11,321,620
===============================================================================================
Total capital loss carryforward                                                    $200,384,669
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $175,243,259 and $219,024,572, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                          $ 27,036,455
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                         (56,494,232)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                 $(29,457,777)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $252,549,450.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of passive foreign investment companies, foreign currency transactions and proxy costs, on October 31, 2008, undistributed net investment income was increased by $386,773, undistributed net realized gain (loss) was decreased by $332,010 and shares of beneficial interest decreased by $54,763. This reclassification had no effect on the net assets of the Fund.


18        AIM GLOBAL GROWTH FUND

NOTE 10--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,497,410     $ 38,052,010      1,492,884     $ 38,189,676
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       165,799        3,692,774        318,141        7,617,739
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        92,945        2,106,168        179,687        4,375,879
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     50,102          951,733             --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                         63,782        1,460,315            369           10,000
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        26,223          694,393         52,921        1,281,756
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 1               24             --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       883,035       20,709,283        607,071       15,540,256
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (945,599)     (20,709,283)      (646,541)     (15,540,256)
========================================================================================================================
Reacquired:(d)
  Class A(b)                                                 (3,536,798)     (83,540,956)    (3,047,532)     (77,689,572)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (579,696)     (12,880,251)      (866,955)     (20,768,077)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (325,092)      (7,146,062)      (262,395)      (6,278,261)
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                       (575)          (9,028)            --               --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                         (3,511)         (66,258)            --               --
========================================================================================================================
  Net increase (decrease) in share activity                  (2,611,974)    $(56,685,138)    (2,172,350)    $(53,260,860)
________________________________________________________________________________________________________________________
========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and or Invesco Aim affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                        SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
Class Y                                                                      49,496     $  940,433
--------------------------------------------------------------------------------------------------
Class A                                                                     (49,496)     ($940,433)
__________________________________________________________________________________________________
==================================================================================================




(c)  Commencement date was September 28, 2007.
(d) Net of redemption fees of $2,905 and $8,957 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively


19        AIM GLOBAL GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                             NET GAINS
                                              (LOSSES)
                    NET ASSET      NET     ON SECURITIES               DIVIDENDS
                      VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET     NET ASSET                NET ASSETS,
                    BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT   VALUE, END     TOTAL     END OF PERIOD
                    OF PERIOD   (LOSS)(a)   UNREALIZED)   OPERATIONS    INCOME    OF PERIOD(b)  RETURN(c)  (000S OMITTED)
-------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08            $28.18     $ 0.24       $(11.80)      $(11.56)    $(0.06)      $16.56       (41.11)%    $190,275
Year ended
  10/31/07             22.94       0.12          5.22          5.34      (0.10)       28.18        23.35       355,538
Year ended
  10/31/06             19.02       0.06          3.99          4.05      (0.13)       22.94        21.39       310,028
Year ended
  10/31/05             16.65       0.08(f)       2.29          2.37         --        19.02        14.23       284,122
Year ended
  10/31/04             14.91      (0.04)         1.78          1.74         --        16.65        11.67       286,068
-------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08             26.37       0.06        (11.01)       (10.95)        --        15.42       (41.52)       25,426
Year ended
  10/31/07             21.54      (0.07)         4.90          4.83         --        26.37        22.42        79,333
Year ended
  10/31/06             17.87      (0.09)         3.76          3.67         --        21.54        20.54        90,571
Year ended
  10/31/05             15.76      (0.04)(f)      2.15          2.11         --        17.87        13.39       105,368
Year ended
  10/31/04             14.18      (0.11)         1.69          1.58         --        15.76        11.14       139,061
-------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08             26.38       0.06        (11.02)       (10.96)        --        15.42       (41.55)       12,719
Year ended
  10/31/07             21.55      (0.07)         4.90          4.83         --        26.38        22.41        27,878
Year ended
  10/31/06             17.88      (0.09)         3.76          3.67         --        21.55        20.52        24,565
Year ended
  10/31/05             15.77      (0.04)(f)      2.15          2.11         --        17.88        13.38        23,619
Year ended
  10/31/04             14.18      (0.11)         1.70          1.59         --        15.77        11.21        27,649
-------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(g)          19.00       0.01         (2.44)        (2.43)        --        16.57       (12.79)          821
-------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08             28.19       0.30        (11.77)       (11.47)     (0.07)       16.65       (40.79)        1,010
Year ended
  10/31/07(g)          27.11       0.02          1.06          1.08         --        28.19         3.98            10
_________________________________________________________________________________________________________________________
=========================================================================================================================

                        RATIO OF          RATIO OF
                        EXPENSES          EXPENSES
                       TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                       NET ASSETS      ASSETS WITHOUT    INVESTMENT
                    WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                     AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                        ABSORBED          ABSORBED       NET ASSETS   TURNOVER(d)
---------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08                1.59%(e)          1.60%(e)        1.00%(e)       48%
Year ended
  10/31/07                1.53              1.57            0.47           38
Year ended
  10/31/06                1.62              1.68            0.28           42
Year ended
  10/31/05                1.77              1.82            0.44(f)        51
Year ended
  10/31/04                1.96              1.97           (0.24)          56
---------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08                2.34(e)           2.35(e)         0.25(e)        48
Year ended
  10/31/07                2.28              2.32           (0.28)          38
Year ended
  10/31/06                2.37              2.43           (0.47)          42
Year ended
  10/31/05                2.43              2.48           (0.22)(f)       51
Year ended
  10/31/04                2.46              2.47           (0.74)          56
---------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08                2.34(e)           2.35(e)         0.25(e)        48
Year ended
  10/31/07                2.28              2.32           (0.28)          38
Year ended
  10/31/06                2.37              2.43           (0.47)          42
Year ended
  10/31/05                2.43              2.48           (0.22)(f)       51
Year ended
  10/31/04                2.46              2.47           (0.74)          56
---------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(g)             1.45(e)(h)        1.46(e)(h)      1.14(e)(h)     48
---------------------------------------------------------------------------------
INSTITUTIONAL
  CLASS
Year ended
  10/31/08                1.08(e)           1.09(e)         1.51(e)        48
Year ended
  10/31/07(g)             1.05(h)           1.05(h)         0.94(h)        38
_________________________________________________________________________________
=================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest, which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $290,326, $52,957, $21,234, $798 and $308 for Class A, Class B, Class C, Class Y and Institutional Class shares, respectively.
(f) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $0.05 and 0.27%, $(0.07) and (0.39)% and $(0.07) and (0.39)% for Class A,
     Class B, and Class C shares, respectively.
(g) Commencement date for Class Y and Institutional Class shares was October 3, 2008 and September 28, 2007, respectively.
(h)  Annualized.



20        AIM GLOBAL GROWTH FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM GLOBAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




22        AIM GLOBAL GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $656.20        $ 6.99      $1,016.69       $ 8.52       1.68%
---------------------------------------------------------------------------------------------------
        B            1,000.00        653.70         10.10       1,012.92        12.30       2.43
---------------------------------------------------------------------------------------------------
        C            1,000.00        653.80         10.10       1,012.92        12.30       2.43
---------------------------------------------------------------------------------------------------
        Y            1,000.00        872.60          1.08       1,017.85         7.35       1.45
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM GLOBAL GROWTH FUND

Supplement to Annual Report dated 10/31/08

AIM GLOBAL GROWTH FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this
prepared to provide Institutional Class      10 Years                             0.21%   supplement for Institutional Class shares
shareholders with a performance overview      5 Years                             2.53    was 1.04%. The expense ratios presented
specific to their holdings. Institutional     1 Year                            -40.79    above may vary from the expense ratios
Class shares are offered exclusively to      ==========================================   presented in other sections of the actual
institutional investors, including defined                                                report that are based on expenses incurred
contribution plans that meet certain         ==========================================   during the period covered by the report.
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 9/30/08, most recent          A redemption fee of 2% will be imposed
                                             calendar quarter-end                         on certain redemptions or exchanges out of
                                                                                          the Fund within 31 days of purchase.
                                             10 Years                             2.65%   Exceptions to the redemption fee are
                                              5 Years                             7.88    listed in the Fund's prospectus.
                                              1 Year                            -25.19
                                             ==========================================      Please note that past performance is
                                                                                          not indicative of future results. More
                                             Institutional Class shares' inception date   recent returns may be more or less than
                                             is September 28, 2007. Returns since that    those shown. All returns assume
                                             date are historical returns. All other       reinvestment of distributions at NAV.
                                             returns are blended returns of historical    Investment return and principal value will
                                             Institutional Class share performance and    fluctuate so your shares, when redeemed,
                                             restated Class A share performance (for      may be worth more or less than their
                                             periods prior to the inception date of       original cost. See full report for
                                             Institutional Class shares) at net asset     information on comparative benchmarks.
                                             value (NAV) and reflect the Rule 12b-1       Please consult your Fund prospectus for
                                             fees applicable to Class A shares. Class A   more information. For the most current
                                             shares' inception date is September 15,      month-end performance, please call 800 451
                                             1994.                                        4246 or visit invescoaim.com.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        GGAIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   GLG-INS-1   Invesco Aim Distributors, Inc.                                                       -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $656.30        $4.66       $1,019.51       $5.69        1.12%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM GLOBAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
International Mutual Funds is required       renewal process, the Trustees receive        from one another and attributed different
under the Investment Company Act of 1940     comparative performance and fee data         weight to the various factors. The
to approve annually the renewal of the AIM   regarding the AIM Funds prepared by an       Trustees recognized that the advisory
Global Growth Fund's (the Fund) investment   independent company, Lipper, Inc.            arrangements and resulting advisory fees
advisory agreement with Invesco Aim          (Lipper), under the direction and            for the Fund and the other AIM Funds are
Advisors, Inc. (Invesco Aim). During         supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board
   The independent Trustees met separately   whether to approve the continuance of each   The discussion below serves as a summary
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     of the Senior Officer's independent
investment advisory agreement with           and sub-advisory agreements for another      written evaluation with respect to the
independent legal counsel from whom they     year.                                        Fund's investment advisory agreement as
received independent legal advice, and the                                                well as a discussion of the material
independent Trustees also received              The independent Trustees are assisted     factors and related conclusions that
assistance during their deliberations from   in their annual evaluation of the Fund's     formed the basis for the Board's approval
the independent Senior Officer, a            investment advisory agreement by the         of the Fund's investment advisory
full-time officer of the AIM Funds who       independent Senior Officer. One              agreement and sub-advisory agreements.
reports directly to the independent          responsibility of the Senior Officer is to   Unless otherwise stated, information set
Trustees.                                    manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
                                             proposed management fees are negotiated      does not reflect any changes that may have
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   occurred since that date, including but
                                             to ensure that they are negotiated in a      not limited to changes to the Fund's
The Board's Investments Committee has        manner that is at arms' length and           performance, advisory fees, expense
established three Sub-Committees that        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
are responsible for overseeing the           Officer must either supervise a
management of a number of the series         competitive bidding process or prepare an    I. Investment Advisory Agreement
portfolios of the AIM Funds. This            independent written evaluation. The Senior
Sub-Committee structure permits the          Officer has recommended that an                 A. Nature, Extent and Quality of
Trustees to focus on the performance of      independent written evaluation be provided         Services Provided by Invesco Aim
the AIM Funds that have been assigned to     and, at the direction of the Board, has
them. The Sub-Committees meet throughout     prepared an independent written              The Board reviewed the advisory services
the year to review the performance of        evaluation.                                  provided to the Fund by Invesco Aim under
their assigned funds, and the                                                             the Fund's investment advisory agreement,
Sub-Committees review monthly and               During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
investment objective(s), policies,           investment advisory agreement and            fixed income trading operations. The Board
strategies and limitations of these funds.   sub-advisory agreements were considered      concluded that the nature, extent and
                                             separately, although the Board also          quality of the advisory services provided
   In addition to their meetings             considered the common interests of all of    to the Fund by Invesco Aim were
throughout the year, the Sub-Committees      the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
meet at designated contract renewal          Board considered all of the information      is providing satisfactory advisory
meetings each year to conduct an in-depth    provided to them and did not identify any    services in accordance with the terms of
review of the performance, fees and          particular factor that was controlling.      the Fund's investment advisory agreement.
expenses of                                  Each Trustee may have evalu-                 In addition, based on their ongoing
                                                                                          meetings throughout the year with the

                                                                                                                           continued


24              AIM GLOBAL GROWTH FUND

Fund's portfolio manager or managers, the    the Board also reviewed more recent Fund     reflect economies of scale at current
Board concluded that these individuals are   performance and this review did not change   asset levels. The Board also noted that
competent and able to continue to carry      their conclusions.                           the Fund shares directly in economies of
out their responsibilities under the                                                      scale through lower fees charged by third
Fund's investment advisory agreement.           C. Advisory Fees and Fee Waivers          party service providers based on the
                                                                                          combined size of all of the AIM Funds and
   In determining whether to continue the    The Board compared the Fund's contractual    affiliates.
Fund's investment advisory agreement, the    advisory fee rate to the contractual
Board considered the prior relationship      advisory fee rates of funds in the Fund's       E. Profitability and Financial
between Invesco Aim and the Fund, as well    expense group that are not managed by              Resources of Invesco Aim
as the Board's knowledge of Invesco Aim's    Invesco Aim, at a common asset level and
operations, and concluded that it was        as of the end of the past calendar year.     The Board reviewed information from
beneficial to maintain the current           The Board noted that the Fund's              Invesco Aim concerning the costs of the
relationship, in part, because of such       contractual advisory fee rate was below      advisory and other services that Invesco
knowledge. The Board also considered the     the median contractual advisory fee rate     Aim and its affiliates provide to the Fund
steps that Invesco Aim and its affiliates    of funds in its expense group. The Board     and the profitability of Invesco Aim and
have taken over the last several years to    also reviewed the methodology used by        its affiliates in providing these
improve the quality and efficiency of the    Lipper and noted that the contractual fee    services. The Board also reviewed
services they provide to the AIM Funds in    rates shown by Lipper in determining         information concerning the financial
the areas of investment performance,         contractual fee rates. The Board noted       condition of Invesco Aim and its
product line diversification,                that Invesco Aim does not serve as an        affiliates. The Board also reviewed with
distribution, fund operations, shareholder   advisor to other mutual funds or other       Invesco Aim the methodology used to
services and compliance. The Board           domestic clients with investment             prepare the profitability information. The
concluded that the quality and efficiency    strategies comparable to those of the        Board considered the overall profitability
of the services Invesco Aim and its          Fund.                                        of Invesco Aim, as well as the
affiliates provide to the AIM Funds in                                                    profitability of Invesco Aim in connection
each of these areas have generally              The Board noted that Invesco Aim has      with managing the Fund. The Board noted
improved, and support the Board's approval   not proposed any advisory fee waivers or     that Invesco Aim continues to operate at a
of the continuance of the Fund's             expense limitations for the Fund; however    net profit, although increased expenses in
investment advisory agreement.               Invesco Aim informed the Board that it had   recent years have reduced the
                                             analyzed the total expenses of the Fund,     profitability of Invesco Aim and its
   B. Fund Performance                       which are impacted by transfer agent fees,   affiliates. The Board concluded that the
                                             and determined that the total expenses are   Fund's fees were fair and reasonable, and
The Board compared the Fund's performance    currently appropriate. Based upon            that the level of profits realized by
during the past one, three and five          amendments to the Fund's contractual         Invesco Aim and its affiliates from
calendar years to the performance of funds   advisory fee schedule in recent years, the   providing services to the Fund was not
in the Fund's performance group that are     Board concluded that it was not necessary    excessive in light of the nature, quality
not managed by Invesco Aim, and against      at this time to discuss with Invesco Aim     and extent of the services provided. The
the performance of all funds in the Lipper   whether to amend the contractual advisory    Board considered whether Invesco Aim is
Global Large-Cap Growth Funds Index. The     fee schedule or implement any fee waivers    financially sound and has the resources
Board also reviewed the criteria used by     or expense limitations for the Fund.         necessary to perform its obligations under
Invesco Aim to identify the funds in the                                                  the Fund's investment advisory agreement,
Fund's performance group for inclusion in       After taking account of the Fund's        and concluded that Invesco Aim has the
the Lipper reports. The Board noted that     contractual advisory fee rate, as well as    financial resources necessary to fulfill
the Fund's performance was in the third      the comparative advisory fee information     these obligations.
quintile for the one and three year          discussed above, the Board concluded that
periods and the fourth quintile for the      the Fund's advisory fees were fair and          F. Independent Written Evaluation of
five year period (the first quintile being   reasonable.                                        the Fund's Senior Officer
the best performing funds and the fifth
quintile being the worst performing             D. Economies of Scale and Breakpoints     The Board noted that, at their direction,
funds). The Board noted that the Fund's                                                   the Senior Officer of the Fund, who is
performance was below the performance of     The Board considered the extent to which     independent of Invesco Aim and Invesco
the Index for the one, three and five year   there are economies of scale in Invesco      Aim's affiliates, had prepared an
periods. The Board also considered the       Aim's provision of advisory services to      independent written evaluation to assist
steps Invesco Aim has taken over the last    the Fund. The Board also considered          the Board in determining the
several years to improve the quality and     whether the Fund benefits from such          reasonableness of the proposed management
efficiency of the services that Invesco      economies of scale through contractual       fees of the AIM Funds, including the Fund.
Aim provides to the AIM Funds. The Board     breakpoints in the Fund's advisory fee       The Board noted that they had relied upon
concluded that Invesco Aim continues to be   schedule or through advisory fee waivers     the Senior Officer's written evaluation
responsive to the Board's focus on fund      or expense limitations. The Board noted      instead of a competitive bidding process.
performance. Although the independent        that the Fund's contractual advisory fee     In determining whether to continue the
written evaluation of the Fund's Senior      schedule includes seven breakpoints and      Fund's investment advisory agreement, the
Officer only considered Fund performance     that the level of the Fund's advisory        Board considered the Senior Officer's
through the most recent calendar year,       fees, as a percentage of the Fund's net      written evaluation.
                                             assets, has decreased as net assets
                                             increased because of the breakpoints.
                                             Based on this information, the Board
                                             concluded that the Fund's advisory fees
                                             appropriately

                                                                                                                           continued


25              AIM GLOBAL GROWTH FUND

   G. Collateral Benefits to Invesco Aim     to 100% of the net advisory fees Invesco        C. Sub-Advisory Fees
      and its Affiliates                     Aim receives from the affiliated money
                                             market funds with respect to the Fund's      The Board considered the services to be
The Board considered various other           investment of uninvested cash, but not       provided by the Affiliated Sub-Advisers
benefits received by Invesco Aim and its     cash collateral. The Board considered the    pursuant to the sub-advisory agreements
affiliates resulting from Invesco Aim's      contractual nature of this fee waiver and    and the services to be provided by Invesco
relationship with the Fund, including the    noted that it remains in effect until at     Aim pursuant to the Fund's investment
fees received by Invesco Aim and its         least June 30, 2009. The Board concluded     advisory agreement, as well as the
affiliates for their provision of            that the Fund's investment of uninvested     allocation of fees between Invesco Aim and
administrative, transfer agency and          cash and cash collateral from any            the Affiliated Sub-Advisers pursuant to
distribution services to the Fund. The       securities lending arrangements in the       the sub-advisory agreements. The Board
Board considered the performance of          affiliated money market funds is in the      noted that the sub-advisory fees have no
Invesco Aim and its affiliates in            best interests of the Fund and its           direct effect on the Fund or its
providing these services and the             shareholders.                                shareholders, as they are paid by Invesco
organizational structure employed by                                                      Aim to the Affiliated Sub-Advisers, and
Invesco Aim and its affiliates to provide    II. Sub-Advisory Agreements                  that Invesco Aim and the Affiliated
these services. The Board also considered                                                 Sub-Advisers are affiliates. After taking
that these services are provided to the         A. Nature, Extent and Quality of          account of the Fund's contractual
Fund pursuant to written contracts which           Services Provided by Affiliated        sub-advisory fee rate, as well as other
are reviewed and approved on an annual             Sub-Advisers                           relevant factors, the Board concluded that
basis by the Board. The Board concluded                                                   the Fund's sub-advisory fees were fair and
that Invesco Aim and its affiliates were     The Board reviewed the services to be        reasonable.
providing these services in a satisfactory   provided by Invesco Trimark Ltd., Invesco
manner and in accordance with the terms of   Asset Management Deutschland, GmbH,             D. Financial Resources of the
their contracts, and were qualified to       Invesco Asset Management Limited, Invesco          Affiliated Sub-Advisers
continue to provide these services to the    Asset Management (Japan) Limited, Invesco
Fund.                                        Australia Limited, Invesco Global Asset      The Board considered whether each
                                             Management (N.A.), Inc., Invesco Hong Kong   Affiliated Sub-Adviser is financially
   The Board considered the benefits         Limited, Invesco Institutional (N.A.),       sound and has the resources necessary to
realized by Invesco Aim as a result of       Inc. and Invesco Senior Secured              perform its obligations under its
portfolio brokerage transactions executed    Management, Inc. (collectively, the          respective sub-advisory agreement, and
through "soft dollar" arrangements. Under    "Affiliated Sub-Advisers") under the         concluded that each Affiliated Sub-Adviser
these arrangements, portfolio brokerage      sub-advisory agreements and the              has the financial resources necessary to
commissions paid by the Fund and/or other    credentials and experience of the officers   fulfill these obligations.
funds advised by Invesco Aim are used to     and employees of the Affiliated
pay for research and execution services.     Sub-Advisers who will provide these
The Board noted that soft dollar             services. The Board concluded that the
arrangements shift the payment obligation    nature, extent and quality of the services
for the research and execution services      to be provided by the Affiliated
from Invesco Aim to the funds and            Sub-Advisers were appropriate. The Board
therefore may reduce Invesco Aim's           noted that the Affiliated Sub-Advisers,
expenses. The Board also noted that          which have offices and personnel that are
research obtained through soft dollar        geographically dispersed in financial
arrangements may be used by Invesco Aim in   centers around the world, have been formed
making investment decisions for the Fund     in part for the purpose of researching and
and may therefore benefit Fund               compiling information and making
shareholders. The Board concluded that       recommendations on the markets and
Invesco Aim's soft dollar arrangements       economies of various countries and
were appropriate. The Board also concluded   securities of companies located in such
that, based on their review and              countries or on various types of
representations made by Invesco Aim, these   investments and investment techniques, and
arrangements were consistent with            providing investment advisory services.
regulatory requirements.                     The Board concluded that the sub-advisory
                                             agreements will benefit the Fund and its
   The Board considered the fact that the    shareholders by permitting Invesco Aim to
Fund's uninvested cash and cash collateral   utilize the additional resources and
from any securities lending arrangements     talent of the Affiliated Sub-Advisers in
may be invested in money market funds        managing the Fund.
advised by Invesco Aim pursuant to
procedures approved by the Board. The           B. Fund Performance
Board noted that Invesco Aim will receive
advisory fees from these affiliated money    The Board did not view Fund performance as
market funds attributable to such            a relevant factor in considering whether
investments, although Invesco Aim has        to approve the sub-advisory agreements for
contractually agreed to waive through at     the Fund, as no Affiliated Sub-Adviser
least June 30, 2009, the advisory fees       currently manages any portion of the
payable by the Fund in an amount equal       Fund's assets.


26              AIM GLOBAL GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Qualified Dividend Income*                             98.78%
     Corporate Dividends Received Deduction*               100.00%



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

ADDITIONAL NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 72.11%, 75.44%, 73.30%, and 70.80%, respectively.


27        AIM GLOBAL GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM GLOBAL GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM GLOBAL GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the
investment advisors for the products and services represented by Invesco Aim; they each provide                [INVESCO AIM LOGO]
investment advisory services to individual and institutional clients and do not sell securities. Please        -- SERVICE MARK --
refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                                invescoaim.com   GLG-AR-1  Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM GLOBAL SMALL & MID CAP GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008


                        Effective May 1, 2008, AIM Global Aggressive Growth Fund was renamed AIM Global Small & Mid Cap Growth Fund.

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
  Philip Taylor    slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1)  U.S. Federal Reserve;

(2)  Lipper Inc.


2            AIM GLOBAL SMALL & MID CAP GROWTH FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
   [CROCKETT       believes in the wisdom of a long-term perspective and consistent investment
     PHOTO]        discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
 Bruce Crockett    the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3            AIM GLOBAL SMALL & MID CAP GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   MARKET CONDITIONS AND YOUR FUND
PERFORMANCE SUMMARY
                                                                                          Many factors contributed to the negative
Global equity markets for the fiscal year ended October 31, 2008, were extremely          performance of most major market indexes
turbulent, with most markets registering double-digit losses as global growth slowed      for the fiscal year ended October 31,
and a number of financial institutions worldwide fell victim to the broadening scope of   2008. The chief catalyst was primarily the
the credit crisis. Within this environment, investors' risk-averse nature caused them     ongoing subprime loan crisis and its
to shun mid- and small-cap companies.                                                     far-reaching effects on overall credit
                                                                                          availability. Additionally, record high
   AIM Global Small & Mid Cap Growth Fund underperformed the MSCI World Growth Index.     crude oil prices, falling home values and
The Fund's mid- and small-cap bias versus its style-specific index, which maintains a     the weak U.S. dollar placed significant
larger cap focus, was a key detractor from relative results.                              pressure on the purchasing power of the
                                                                                          U.S. consumer.
   Your Fund's long-term performance appears later in this report.
                                                                                             European equities remained under
FUND VS. INDEXES                                                                          pressure over the period as further
                                                                                          weakness in the macroeconomic outlook
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     manifested itself and financial sector
not include applicable contingent deferred sales charges (CDSC) or front-end sales        turmoil continued. Asian equities were
charges, which would have reduced performance.                                            volatile as well, falling sharply toward
                                                                                          the end of the period.(1) While there were
Class A Shares                                                                  -49.70%   sporadic attempts to rally, the dominant
Class B Shares                                                                  -50.07    trend during the period remained one of
Class C Shares                                                                  -50.05    weakness.
Class Y Shares*                                                                 -49.66
MSCI World Index(triangle) (Broad Market Index)                                 -41.85       Emerging markets stocks and currencies
MSCI World Growth Index(triangle) (Style-Specific Index)                        -40.86    tumbled from record highs(1) as global
Lipper Global Small/Mid-Cap Funds Category Average(triangle) (Peer Group)**     -47.25    recession concerns deepened and commodity
                                                                                          prices fell sharply.(2) There also were
(triangle) Lipper Inc.                                                                    increased concerns that some countries
                                                                                          could start to default on their foreign
*  Share class incepted during the fiscal year. See page 7 for a detailed                 loans.
   explanation of Fund performance.
                                                                                             AIM Global Small & Mid Cap Growth Fund
** The Lipper peer group benchmark changed effective May 23, 2008, in response            was not unscathed by this dramatic global
   to Lipper's refinement of its existing classifications to ensure meaningful            downturn. It sustained double digit
   peer groups. For those funds where the new Lipper index has less than a                declines over the fiscal year and lagged
   five-year history, the category average will be used until the Lipper index            its style-specific benchmark, the MSCI
   has sufficient history.                                                                World Growth Index. A flight to liquidity
=======================================================================================   and safety negatively affected the returns
                                                                                          of small and mid-cap stocks, causing the
HOW WE INVEST                                investments for the Fund by using a          Fund to underperform its large-cap
                                             bottom-up investment approach, which means   oriented style-specific index.
When selecting stocks for your Fund, we      that we construct the Fund primarily on a
employ a disciplined investment strategy     stock-by-stock basis. We focus on the           The Fund underperformed by the widest
that emphasizes fundamental research,        strengths of individual companies rather     margin in the consumer discretionary
supported by both quantitative analysis      than sectors, countries or market-cap        sector, a segment that was hard hit due to
and portfolio construction techniques. Our   trends.                                      reduced consumer spending. Our holdings in
"EQV" (Earnings, Quality, Valuation)                                                      the automobile, hotels and leisure and
strategy focuses primarily on identifying       We believe disciplined sell decisions     media industries tumbled, negatively
quality companies that have experienced,     are key to successful investing. We          affecting both absolute
or exhibit the potential for, accelerating   consider selling a stock for any of the
or above average earnings growth but whose   following reasons:
stock prices do not fully reflect these
attributes.                                  o  A company's fundamentals deteriorate,
                                                or it posts disappointing earnings.
   While research responsibilities within
the portfolio management team are focused    o  A stock's price seems overvalued.
by geographic region, we select
                                             o  A more attractive opportunity becomes
                                                available.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES*                          TOP 10 EQUITY HOLDINGS*
By sector

Consumer Discretionary               18.7%   1. United States                     33.9%    1. Deutsche Boerse AG                2.2%
Financials                           15.8    2. United Kingdom                    12.6     2. Vimpel Communications-ADR         2.1
Industrials                          14.1    3. Canada                             6.2     3. Syngenta AG                       2.0
Health Care                           7.4    4. Switzerland                        5.7     4. Homeserve PLC                     1.9
Information Technology                7.0    5. Germany                            4.4     5. Shire PLC                         1.9
Consumer Staples                      5.9    ==========================================    6. Ayala Corp.                       1.9
Materials                             5.7                                                  7. Intralot S.A.                     1.9
Telecommunication Services            5.0                                                  8. Hongkong Land Holdings Ltd.       1.6
Energy                                4.9    ==========================================    9. Siam Commercial Bank PCL          1.6
Utilities                             2.3    Total Net Assets           $547.3 million    10. International Power PLC           1.5
Money Market Funds                           Total Number of Holdings*             100    ==========================================
Plus Other Assets Less Liabilities   13.2    ==========================================
==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4            AIM GLOBAL SMALL & MID CAP GROWTH FUND

and relative results. Detractors included    sector weight remained in the consumer                    SHUXIN CAO
Finnish tire manufacturer NOKIAN RENKKAT,    discretionary sector. All changes to the                  Chartered Financial
Greek lottery and gaming systems             Fund were based on our bottom-up stock          [CAO      Analyst, portfolio manager,
manufacturer INTRALOT, German sports         selection process of identifying high           PHOTO]    is lead manager of AIM Global
apparel manufacturer PUMA and Brazilian      quality growth companies trading at what                  Small & Mid Cap Growth Fund
home builder GAFISA, which we sold. The      we believe are attractive valuations.        with respect to the Fund's investments in
Fund's lack of exposure to Volkswagen (not                                                Asia Pacific and Latin America. He joined
a Fund holding) also was a drag on              Volatile markets can test an investor's   Invesco Aim in 1997. Mr. Cao graduated
relative results. We are active, long-term   resolve and 2008 was one of the most         from Tianjin Foreign Language Institute
investors, and therefore we do not focus     turbulent periods for many years. However,   with a B.A. in English. He also earned an
on the index weightings of individual        turbulent markets can create investment      M.B.A. from Texas A&M University and is a
stocks. Volkswagen rose by about 130% over   opportunities. We welcome any new            Certified Public Accountant.
the period, strongly outperforming the       investors who invested in the Fund during
declining European market. We believe this   the reporting period, and to all of our                   JASON HOLZER
strong performance was not supported by      shareholders, we would like to express our                Chartered Financial Analyst,
fundamental factors.                         appreciation to you for your continued         [HOLZER    senior portfolio manager, is
                                             investment in AIM Global Small & Mid Cap        PHOTO]    lead manager of AIM Global
   Another area of weakness for the Fund     Growth Fund.                                              Small & Mid Cap Growth Fund
was the financials sector, where our                                                      with respect to the Fund's investments in
holdings underperformed those of the MSCI    (1) Lipper Inc.                              Europe and Canada. Mr. Holzer joined
World Growth Index. The financials sector                                                 Invesco Aim in 1996. He earned a B.A. in
was the weakest performing sector in the     (2) Bloomberg L.P.                           quantitative economics and an M.S. in
Index during the fiscal year, as the                                                      engineering economic systems from Stanford
credit crisis intensified and a liquidity    The views and opinions expressed in          University.
crisis emerged. Underperformance in the      management's discussion of Fund
health care sector was also driven by        performance are those of Invesco Aim                      PAUL RASPLICKA
stock selection. Two of the leading          Advisors, Inc. These views and opinions                   Chartered Financial Analyst,
detractors to Fund performance included      are subject to change at any time based on   [RASPLICKA   is lead manager of AIM Global
the Swiss health care equipment company      factors such as market and economic             PHOTO]    Small & Mid Cap Growth Fund
SONOVA HOLDINGS and HUMANA, one of the       conditions. These views and opinions may                  with respect to the Fund's
largest health insurers in the U.S.          not be relied upon as investment advice or   domestic investments. Mr. Rasplicka has
                                             recommendations, or as an offer for a        been associated with the advisor and/or
   In contrast, the Fund fared better than   particular security. The information is      its affiliates since 1994. He began his
the MSCI World Growth Index in the           not a complete analysis of every aspect of   investment career in 1982 as an equity
information technology sector. Relative      any market, country, industry, security or   research analyst. A native of Denver, Mr.
results were driven by a significant         the Fund. Statements of fact are from        Rasplicka is a magna cum laude graduate of
underweight across the technology hardware   sources considered reliable, but Invesco     the University of Colorado in Boulder with
and software segments of the market. An      Aim Advisors, Inc. makes no representation   a B.S. in business administration. He
underweight exposure to the materials        or warranty as to their completeness or      earned an M.B.A. from the University of
sector, particularly in the metals and       accuracy. Although historical performance    Chicago. He is a Chartered Investment
mining industry, helped as well.             is no guarantee of future results, these     Counselor.
                                             insights may help you understand our
   On a country basis, stock selection in    investment management philosophy.                         BORGE ENDRESEN
the U.S., Germany and the U.K. detracted                                                               Chartered Financial Analyst,
from both relative and absolute results.     See important Fund and index disclosures                  portfolio manager, is manager
An underweight exposure to the more          later in this report.                         [ENDRESEN   of AIM Global Small & Mid Cap
resilient U.S. market hurt as well. In                                                       PHOTO]    Growth Fund. He joined
contrast, an underweight exposure in                                                                   Invesco Aim in 1999 and
Australia helped relative results. A                                                      graduated summa cum laude from the
larger than usual cash position in a                                                      University of Oregon with a B.S. in
declining market also contributed                                                         finance. He also earned an M.B.A. from The
favorably to relative results. The level                                                  University of Texas at Austin.
of cash at the close of the fiscal year
should not be construed as a new defensive                                                Assisted by the Asia Pacific/Latin America
long-term position. Positive performing                                                   Team, Europe/Canada Team and Large/
stocks were scarce during the reporting                                                   Multi-Cap Growth Team
period. One holding that held up well in
this difficult environment was ITT
EDUCATIONAL SERVICES, one of the largest
U.S. providers of technical education.

   During the reporting period, the most
significant additions to the portfolio
were in the consumer staples and
information technology sectors.
Significant reductions were in the
financials and consumer discretionary
sectors. The Fund's largest


5               AIM GLOBAL SMALL & MID CAP GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Performance of an index of funds reflects    shown in the chart. The vertical axis, the
comparable future results.                   fund expenses and management fees;           one that indicates the dollar value of an
                                             performance of a market index does not.      investment, is constructed with each
   The data shown in the chart include       Performance shown in the chart and           segment representing a percent change in
reinvested distributions, applicable sales   table(s) does not reflect deduction of       the value of the investment. In this
charges and Fund expenses including          taxes a shareholder would pay on Fund        chart, each segment represents a doubling,
management fees. Results for Class B         distributions or sale of Fund shares.        or 100% change, in the value of the
shares are calculated as if a hypothetical                                                investment. In other words, the space
shareholder had liquidated his entire           This chart, which is a logarithmic        between $5,000 and $10,000 is the same
investment in the Fund at the close of the   chart, presents the fluctuations in the      size as the space between $10,000 and
reporting period and paid the applicable     value of the Fund and its indexes. We        $20,000, and so on.
contingent deferred sales charges. Index     believe that a logarithmic chart is more
results include reinvested dividends, but    effective than other types of charts in
they do not reflect sales charges.           illustrating changes in value during the
                                             early years


6               AIM GLOBAL SMALL & MID CAP GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A AND B SHARES (OLDEST SHARE CLASSES WITH SALES CHARGES)
Index data from 8/31/94, Fund data from 9/15/94

           AIM Global Small    AIM Global Small
           & Mid Cap Growth    & Mid Cap Growth                                              Lipper Global Small/
              Fund-Class A       Fund-Class B                                MSCI World          Mid-Cap Funds
  Date          Shares              Shares         MSCI World Index(1)    Growth Index(1)    Category Average(1)*

8/31/94                                                   $10000               $10000               $10000
   9/94         $ 9459              $10010                  9735                 9770                 9946
  10/94           9658               10210                 10010                10004                10063
  11/94           9431                9970                  9573                 9605                 9673
  12/94           9516               10060                  9664                 9749                 9695
   1/95           9185                9710                  9516                 9600                 9338
   2/95           9516               10050                  9653                 9747                 9414
   3/95           9865               10420                 10116                10222                 9604
   4/95          10224               10789                 10466                10601                 9910
   5/95          10592               11169                 10553                10685                10069
   6/95          11320               11939                 10548                10698                10381
   7/95          12415               13079                 11073                11222                11109
   8/95          12255               12909                 10824                10906                11099
   9/95          12576               13239                 11137                11288                11281
  10/95          12369               13020                 10959                11165                11015
  11/95          12426               13069                 11337                11520                11073
  12/95          12575               13217                 11666                11782                11285
   1/96          12754               13407                 11875                11991                11487
   2/96          13400               14079                 11945                12077                11851
   3/96          13684               14360                 12141                12253                12110
   4/96          14584               15304                 12424                12508                12762
   5/96          15248               15996                 12432                12581                13039
   6/96          14945               15674                 12493                12667                12895
   7/96          13901               14571                 12049                12195                12202
   8/96          14621               15314                 12185                12296                12575
   9/96          15171               15886                 12659                12856                12797
  10/96          14944               15635                 12745                12894                12634
  11/96          15380               16097                 13457                13547                12859
  12/96          15532               16237                 13239                13281                12971
   1/97          15893               16609                 13396                13466                13145
   2/97          15475               16167                 13547                13615                12978
   3/97          14925               15585                 13277                13296                12557
   4/97          14716               15363                 13708                13906                12461
   5/97          16187               16889                 14552                14717                13435
   6/97          17078               17813                 15275                15528                14001
   7/97          17770               18515                 15976                16245                14364
   8/97          16963               17672                 14905                15036                14058
   9/97          18102               18846                 15712                15901                14791
  10/97          16386               17059                 14883                14884                13816
  11/97          15930               16568                 15144                15261                13427
  12/97          16158               16798                 15326                15400                13426
   1/98          15712               16336                 15750                16002                13292
   2/98          17248               17922                 16813                17131                14477
   3/98          18225               18915                 17520                17722                15318
   4/98          18575               19286                 17689                17824                15638
   5/98          18157               18835                 17465                17624                15217
   6/98          17948               18614                 17876                18377                15101
   7/98          17645               18292                 17845                18345                14655
====================================================================================================================================

(1) Lipper Inc.

*   The Lipper peer group benchmark changed effective May 23, 2008, in response to Lipper's refinement of its existing classifications to ensure meaningful peer groups. For those funds where the new Lipper index has less than a five-year history, the category average will be used until the Lipper index has sufficient history.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   8/98          14222               14731                 15463                16195                12136
   9/98          14222               14731                 15734                16556                12061
  10/98          15046               15574                 17153                17994                12514
  11/98          15900               16447                 18171                19152                13251
  12/98          16790               17360                 19055                20549                14003
   1/99          17216               17791                 19470                21271                14243
   2/99          16051               16586                 18949                20423                13548
   3/99          16611               17158                 19735                21175                14065
   4/99          17294               17852                 20511                21137                14925
   5/99          16905               17439                 19758                20397                14807
   6/99          18260               18834                 20677                21649                15905
   7/99          18478               19045                 20612                21407                16214
   8/99          18677               19236                 20573                21668                16332
   9/99          19180               19747                 20371                21702                16441
  10/99          20810               21424                 21427                23121                17021
  11/99          24167               24865                 22027                24474                19585
  12/99          28640               29450                 23807                27273                22911
   1/00          29250               30065                 22441                25562                23021
   2/00          36758               37759                 22499                26448                27442
   3/00          33579               34485                 24051                28022                26291
   4/00          29589               30374                 23031                26140                23717
   5/00          26651               27343                 22445                24588                22212
   6/00          28919               29665                 23198                26089                24242
   7/00          28269               28985                 22543                24775                23261
   8/00          30708               31466                 23273                25652                25027
   9/00          27868               28540                 22033                23378                24136
  10/00          25858               26474                 21661                22395                22379
  11/00          21690               22203                 20343                20666                19983
  12/00          22343               22865                 20670                20275                21016
   1/01          23851               24386                 21068                20887                21588
   2/01          20056               20499                 19285                18221                19633
   3/01          18033               18428                 18015                16745                17566
   4/01          19578               20002                 19343                18095                19115
   5/01          19641               20056                 19091                17730                19402
   6/01          19226               19625                 18490                17110                19021
   7/01          18371               18738                 18243                16856                18164
   8/01          17340               17675                 17364                15816                17482
   9/01          15091               15376                 15832                14501                14986
  10/01          15808               16102                 16134                15118                15725
  11/01          16323               16626                 17086                16266                16652
  12/01          16625               16922                 17192                16345                17286
   1/02          16361               16640                 16670                15811                16946
   2/02          16109               16384                 16523                15853                16639
   3/02          16837               17124                 17284                16244                17746
   4/02          16750               17016                 16664                15548                17681
   5/02          16662               16923                 16692                15464                17589
   6/02          15909               16156                 15677                14570                16543
   7/02          14477               14689                 14354                13542                14841
   8/02          14427               14635                 14378                13538                14682
   9/02          13496               13679                 12795                12194                13591
  10/02          13823               14016                 13738                13142                13817
  11/02          14275               14460                 14477                13619                14480
  12/02          13872               14043                 13773                13093                13840
   1/03          13584               13747                 13354                12620                13530
   2/03          13320               13478                 13120                12484                13159
   3/03          13332               13478                 13077                12591                13111
   4/03          14175               14339                 14235                13489                14192
   5/03          15180               15334                 15046                14044                15495
   6/03          15506               15656                 15304                14241                16016
   7/03          15996               16154                 15613                14516                16780
   8/03          16586               16745                 15949                14807                17762
   9/03          16776               16919                 16045                14891                17834
  10/03          17945               18090                 16995                15777                19129
  11/03          18372               18521                 17252                16000                19501
  12/03          19314               19461                 18333                16769                20250
   1/04          20056               20187                 18627                17112                20902
   2/04          20710               20845                 18939                17320                21388
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   3/04          20722               20858                 18814                17146                21578
   4/04          20119               20238                 18428                16804                20977
   5/04          20395               20508                 18582                16970                20902
   6/04          20733               20830                 18978                17200                21401
   7/04          19440               19526                 18358                16376                20401
   8/04          19665               19740                 18439                16324                20362
   9/04          20495               20562                 18788                16652                21195
  10/04          21350               21423                 19248                17060                21706
  11/04          22857               22916                 20259                17922                23205
  12/04          24025               24074                 21032                18597                24221
   1/05          23722               23766                 20558                18096                24042
   2/05          24690               24721                 21210                18557                24847
   3/05          23962               23994                 20800                18202                24342
   4/05          23121               23121                 20345                17802                23392
   5/05          23687               23671                 20706                18264                24069
   6/05          24353               24329                 20885                18349                24782
   7/05          25471               25431                 21615                19110                25940
   8/05          26135               26090                 21778                19280                26268
   9/05          26927               26857                 22344                19706                26945
  10/05          25885               25793                 21801                19287                25923
  11/05          27016               26910                 22528                19913                26929
  12/05          28200               28073                 23027                20347                27954
   1/06          30334               30178                 24055                21285                29913
   2/06          30677               30504                 24019                21067                29878
   3/06          31809               31605                 24548                21591                31007
   4/06          33008               32778                 25293                22091                31991
   5/06          31282               31041                 24429                21240                30224
   6/06          30728               30476                 24422                21205                29723
   7/06          30664               30390                 24574                21033                29066
   8/06          31467               31168                 25212                21592                29814
   9/06          31599               31281                 25513                21782                30102
  10/06          33062               32707                 26449                22558                31362
  11/06          34497               34107                 27097                23127                32593
  12/06          35580               35157                 27648                23429                33358
   1/07          36093               35632                 27974                23799                33998
   2/07          36230               35746                 27828                23650                34138
   3/07          37436               36908                 28338                24105                35136
   4/07          38990               38428                 29588                25163                36278
   5/07          40889               40277                 30417                25896                37689
   6/07          40468               39834                 30182                25790                37578
   7/07          40059               39407                 29514                25475                37005
   8/07          39759               39080                 29491                25536                36291
   9/07          41989               41253                 30894                26927                37639
  10/07          44508               43687                 31841                27984                39510
  11/07          42532               41726                 30540                27087                36579
  12/07          42205               41375                 30146                26888                36522
   1/08          38031               37271                 27842                24593                33318
   2/08          37856               37062                 27681                24833                33200
   3/08          36500               35724                 27415                24524                32546
   4/08          37997               37174                 28856                25883                33945
   5/08          39076               38186                 29296                26725                34890
   6/08          35649               34825                 26960                24994                32235
   7/08          34223               33415                 26301                24221                31134
   8/08          33303               32479                 25932                23790                30569
   9/08          28780               28052                 22847                20528                26575
  10/08          22402               22691                 18515                16549                20517
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (9/15/94)                  5.88%   CLASS A SHARES
10 Years                             3.47    Inception (9/15/94)                  7.82%
5 Years                              3.35    10 Years                             6.70
1 Year                             -52.46    5 Years                             10.13
                                             1 Year                             -35.24
CLASS B SHARES
Inception (9/15/94)                  5.97%   CLASS B SHARES
10 Years                             3.58    Inception (9/15/94)                  7.92%
5 Years                              3.52    10 Years                             6.82
1 Year                             -52.21    5 Years                             10.38
                                             1 Year                             -34.91
CLASS C SHARES
Inception (8/4/97)                   1.50%   CLASS C SHARES
10 Years                             3.43    Inception (8/4/97)                   3.83%
5 Years                              3.82    10 Years                             6.66
1 Year                             -50.48    5 Years                             10.64
                                             1 Year                             -32.56
CLASS Y SHARES                               ==========================================
10 Years                             4.06%
5 Years                              4.54
1 Year                             -49.66
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       THE TOTAL ANNUAL FUND OPERATING EXPENSE      A REDEMPTION FEE OF 2% WILL BE IMPOSED
3, 2008; RETURNS SINCE THAT DATE ARE         RATIO SET FORTH IN THE MOST RECENT FUND      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
ACTUAL RETURNS. ALL OTHER RETURNS ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     THE FUND WITHIN 31 DAYS OF PURCHASE.
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FOR CLASS A, CLASS B, CLASS C AND CLASS Y    EXCEPTIONS TO THE REDEMPTION FEE ARE
PERFORMANCE AND RESTATED CLASS A SHARE       SHARES WAS 1.43%, 2.18%, 2.18% AND 1.18%,    LISTED IN THE FUND'S PROSPECTUS.
PERFORMANCE (FOR PERIODS PRIOR TO THE        RESPECTIVELY. THE EXPENSE RATIOS PRESENTED
INCEPTION DATE OF CLASS Y SHARES) AT NET     ABOVE MAY VARY FROM THE EXPENSE RATIOS
ASSET VALUE. THE RESTATED CLASS A SHARE      PRESENTED IN OTHER SECTIONS OF THIS REPORT
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     THAT ARE BASED ON EXPENSES INCURRED DURING
APPLICABLE TO CLASS A SHARES AS WELL AS      THE PERIOD COVERED BY THIS REPORT.
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS
RECEIVED BY CLASS A SHARES. CLASS A SHARES      CLASS A SHARE PERFORMANCE REFLECTS THE
INCEPTION DATE IS SEPTEMBER 15, 1994.        MAXIMUM 5.50% SALES CHARGE, AND CLASS B
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     APPLICABLE CONTINGENT DEFERRED SALES
PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE
COMPARABLE FUTURE RESULTS; CURRENT           CDSC ON CLASS B SHARES DECLINES FROM 5%
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   BEGINNING AT THE TIME OF PURCHASE TO 0% AT
VISIT INVESCOAIM.COM FOR THE MOST RECENT     THE BEGINNING OF THE SEVENTH YEAR. THE
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    YEAR AFTER PURCHASE. CLASS Y SHARES DO NOT
IN NET ASSET VALUE AND THE EFFECT OF THE     HAVE A FRONT-END SALES CHARGE OR A CDSC;
MAXIMUM SALES CHARGE UNLESS OTHERWISE        THEREFORE, PERFORMANCE IS AT NET ASSET
STATED. INVESTMENT RETURN AND PRINCIPAL      VALUE.
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE
A GAIN OR LOSS WHEN YOU SELL SHARES.            THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER PRIMARILY DUE TO
                                             DIFFERENT SALES CHARGE STRUCTURES AND
                                             CLASS EXPENSES.


7               AIM GLOBAL SMALL & MID CAP GROWTH FUND

AIM GLOBAL SMALL & MID CAP GROWTH FUND'S INVESTMENT OBJECTIVE IS ABOVE-AVERAGE, LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The MSCI WORLD INDEX--SERVICE MARK-- is   o  The Chartered Financial
   previously established qualified plans       a free float-adjusted market                 Analyst--REGISTERED TRADEMARK--
   are eligible to purchase Class B shares      capitalization index that is designed        (CFA--REGISTERED TRADEMARK--)
   of any AIM fund.                             to measure global developed market           designation is a globally recognized
                                                equity performance.                          standard for measuring the competence
o  Class Y shares are available to only                                                      and integrity of investment
   certain investors. Please see the         o  The MSCI WORLD GROWTH INDEX is a free        professionals.
   prospectus for more information.             float-adjusted market capitalization
                                                index that represents the growth          o  CPA--REGISTERED TRADEMARK-- and
PRINCIPAL RISKS OF INVESTING IN THE FUND        segment in global developed market           Certified Public Accountant--REGISTERED
                                                equity performance.                          TRADEMARK-- are trademarks owned by the
o  Investing in developing countries can                                                     American Institute of Certified Public
   add additional risk, such as high rates   o  The LIPPER GLOBAL SMALL/MID-CAP FUNDS        Accountants.
   of inflation or sharply devalued             CATEGORY AVERAGE represents an average
   currencies against the U.S. dollar.          of all of the funds in the Lipper         o  The returns shown in management's
   Transaction costs are often higher, and      Global Small/Mid-Cap Funds category.         discussion of Fund performance are
   there may be delays in settlement            These funds invest at least 75% of           based on net asset values calculated
   procedures.                                  their equity assets in companies both        for shareholder transactions. Generally
                                                inside and outside of the U.S. with          accepted accounting principles require
o  Prices of equity securities change in        market capitalizations (on a three-year      adjustments to be made to the net
   response to many factors, including the      weighted basis) below Lipper's global        assets of the Fund at period end for
   historical and prospective earnings of       large-cap floor. The Lipper peer group       financial reporting purposes, and as
   the issuer, the value of its assets,         Benchmark changed effective May 23,          such, the net asset values for
   general economic conditions, interest        2008, in response to Lipper's                shareholder transactions and the
   rates, investor perceptions and market       refinement of its existing                   returns based on those net asset values
   liquidity. o Foreign securities have         classifications to ensure meaningful         may differ from the net asset values
   additional risks, including exchange         peer groups. For those funds where the       and returns reported in the Financial
   rate changes, political and economic         new Lipper index has less than a             Highlights.
   upheaval, relative lack of information,      five-year history, the category average
   relatively low market liquidity, and         will be used until the Lipper index has   o  Industry classifications used in this
   the potential lack of strict financial       sufficient history.                          report are generally according to the
   and accounting controls and standards.                                                    Global Industry Classification
                                             o  The Fund is not managed to track the         Standard, which was developed by and is
o  Small- and mid-capitalization companies      performance of any particular index,         the exclusive property and a service
   tend to be more vulnerable to adverse        including the indexes defined here, and      mark of MSCI Inc. and Standard &
   developments and more volatile than          consequently, the performance of the         Poor's.
   larger companies. Investments in these       Fund may deviate significantly from the
   sized companies may involve special          performance of the indexes.
   risks, including those associated with
   dependence on a small management group,   o  A direct investment cannot be made in
   little or no operating history, little       an index. Unless otherwise indicated,
   or no track record of success, limited       index results include reinvested
   product lines, less publicly available       dividends, and they do not reflect
   information, illiquidity, restricted         sales charges. Performance of an index
   resale or less frequent trading.             of funds reflects fund expenses;
                                                performance of a market index does not.
o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           ==========================================
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      FUND NASDAQ SYMBOLS
=======================================================================================
                                                                                          Class A Shares                       AGAAX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class B Shares                       AGABX
                                                                                          Class C Shares                       AGACX
                                                                                          Class Y Shares                       AGAYX
                                                                                          ==========================================


8               AIM GLOBAL SMALL & MID CAP GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 2008




                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-86.83%

CANADA-6.19%

Astral Media Inc.                                       158,400    $  3,648,683
-------------------------------------------------------------------------------
Gildan Activewear Inc.(a)                               224,011       5,200,768
-------------------------------------------------------------------------------
Groupe Aeroplan, Inc.                                   633,900       5,505,107
-------------------------------------------------------------------------------
Onex Corp.                                              306,300       5,287,193
-------------------------------------------------------------------------------
Power Financial Corp.                                   263,200       6,539,455
-------------------------------------------------------------------------------
Sherritt International Corp.                            750,184       2,326,777
-------------------------------------------------------------------------------
Shoppers Drug Mart Corp.(a)(b)(c)                       138,284       5,380,158
===============================================================================
                                                                     33,888,141
===============================================================================


CYPRUS-0.32%

Bank of Cyprus PCL                                      334,163       1,757,273
===============================================================================


FINLAND-1.03%

Nokian Renkaat Oyj                                      431,050       5,659,101
===============================================================================


GERMANY-4.41%

Deutsche Boerse AG                                      150,400      12,007,934
-------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport(c)                           3,935         657,182
-------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport                             38,700       6,463,261
-------------------------------------------------------------------------------
Symrise AG                                              404,510       5,004,310
===============================================================================
                                                                     24,132,687
===============================================================================


GREECE-2.59%

Intralot S.A.                                         1,953,016      10,107,399
-------------------------------------------------------------------------------
OPAP S.A.(c)                                            185,417       4,062,220
===============================================================================
                                                                     14,169,619
===============================================================================


HONG KONG-2.16%

Hongkong Land Holdings Ltd.                           3,327,000       8,923,636
-------------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.             15,416,200       2,887,090
===============================================================================
                                                                     11,810,726
===============================================================================


INDONESIA-0.28%

PT Astra International Tbk                            1,760,500       1,509,234
===============================================================================


IRELAND-0.76%

DCC PLC                                                 267,605       4,170,868
===============================================================================


ISRAEL-1.00%

Israel Discount Bank-Class A                          5,533,781       5,501,729
===============================================================================


JAPAN-1.79%

EXEDY Corp.                                             441,600       6,282,226
-------------------------------------------------------------------------------
Suzuki Motor Corp.                                      241,400       3,496,417
===============================================================================
                                                                      9,778,643
===============================================================================


MEXICO-0.98%

America Movil S.A.B. de C.V.-Series L-ADR               173,500       5,368,090
===============================================================================


NETHERLANDS-1.75%

Koninklijke BAM Groep N.V.                              629,935       5,604,188
-------------------------------------------------------------------------------
USG People N.V.                                         378,409       3,954,055
===============================================================================
                                                                      9,558,243
===============================================================================


NORWAY-0.48%

Petroleum Geo-Services A.S.A.(a)                        526,240       2,646,795
===============================================================================


PHILIPPINES-2.61%

Ayala Corp.                                           2,125,044      10,173,908
-------------------------------------------------------------------------------
PNOC Energy Development Corp.                        62,317,000       3,792,078
-------------------------------------------------------------------------------
PNOC Energy Development Corp.(c)                      5,262,000         320,200
===============================================================================
                                                                     14,286,186
===============================================================================


RUSSIA-2.14%

Vimpel-Communications-ADR                               807,898      11,714,521
===============================================================================


SOUTH AFRICA-0.59%

Standard Bank Group Ltd.                                404,308       3,230,627
===============================================================================


SOUTH KOREA-0.57%

Hyundai Development Co.                                 114,970       3,094,217
===============================================================================


SWEDEN-1.10%

Oriflame Cosmetics S.A.-SDR                             193,275       6,036,409
===============================================================================


SWITZERLAND-5.67%

Aryzta AG(a)                                            193,713       6,912,300
-------------------------------------------------------------------------------
Galenica AG                                              19,489       5,879,927
-------------------------------------------------------------------------------
Sonova Holding AG                                       173,455       7,288,255
-------------------------------------------------------------------------------
Syngenta AG                                              58,772      10,943,053
===============================================================================
                                                                     31,023,535
===============================================================================


TAIWAN-1.27%

Taiwan Mobile Co., Ltd.                               4,984,079       6,937,326
===============================================================================


THAILAND-1.58%

Siam Commercial Bank PCL(b)                           5,621,600       8,647,401
===============================================================================


TURKEY-1.06%

Tupras-Turkiye Petrol Rafinerileri A.S.                 452,062       5,786,984
===============================================================================


UNITED KINGDOM-12.63%

Bunzl PLC                                               799,533       8,013,324
-------------------------------------------------------------------------------
Capita Group PLC                                        574,337       5,911,774
-------------------------------------------------------------------------------
Homeserve PLC                                           519,854      10,621,195
-------------------------------------------------------------------------------
IG Group Holdings PLC                                 1,623,859       7,546,175
-------------------------------------------------------------------------------
Inchcape PLC                                          1,954,720       2,497,284
-------------------------------------------------------------------------------
Informa PLC                                           1,187,305       4,015,934
-------------------------------------------------------------------------------
International Power PLC                               2,300,903       8,232,917
-------------------------------------------------------------------------------
Shire PLC                                               789,500      10,432,699
-------------------------------------------------------------------------------


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM GLOBAL SMALL & MID CAP GROWTH FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Ultra Electronics Holdings PLC                          171,071    $  3,039,689
-------------------------------------------------------------------------------
United Business Media Ltd.                              415,030       2,682,401
-------------------------------------------------------------------------------
VT Group PLC                                            766,118       6,147,052
===============================================================================
                                                                     69,140,444
===============================================================================


UNITED STATES-33.87%

Aeropostale, Inc.(a)                                    131,736       3,189,329
-------------------------------------------------------------------------------
Alliance Data Systems Corp.(a)                           72,753       3,649,291
-------------------------------------------------------------------------------
Allied Waste Industries, Inc.(a)                        394,142       4,106,960
-------------------------------------------------------------------------------
Altera Corp.                                            227,515       3,947,385
-------------------------------------------------------------------------------
Amdocs Ltd.(a)                                          172,047       3,881,380
-------------------------------------------------------------------------------
American Tower Corp.-Class A(a)                         110,500       3,570,255
-------------------------------------------------------------------------------
Amphenol Corp.-Class A                                  101,936       2,920,466
-------------------------------------------------------------------------------
ANSYS, Inc.(a)                                          133,332       3,817,295
-------------------------------------------------------------------------------
Apollo Group Inc.-Class A(a)                             77,744       5,403,985
-------------------------------------------------------------------------------
Bucyrus International, Inc.                             104,733       2,527,207
-------------------------------------------------------------------------------
Chattem, Inc.(a)                                         56,377       4,266,048
-------------------------------------------------------------------------------
Church & Dwight Co., Inc.                                84,768       5,008,941
-------------------------------------------------------------------------------
CommScope, Inc.(a)                                      123,042       1,809,948
-------------------------------------------------------------------------------
Continental Resources, Inc.(a)                           73,964       2,395,694
-------------------------------------------------------------------------------
Corrections Corp. of America(a)                         236,559       4,520,643
-------------------------------------------------------------------------------
Crown Holdings, Inc.(a)                                 254,806       5,141,985
-------------------------------------------------------------------------------
DaVita, Inc.(a)                                          63,022       3,576,499
-------------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A                    131,381       4,734,971
-------------------------------------------------------------------------------
Express Scripts, Inc.(a)                                 42,236       2,559,924
-------------------------------------------------------------------------------
Fifth Third Bancorp                                     357,890       3,883,107
-------------------------------------------------------------------------------
Flowserve Corp.                                          53,699       3,056,547
-------------------------------------------------------------------------------
FMC Technologies, Inc.(a)                                90,111       3,152,984
-------------------------------------------------------------------------------
GameStop Corp.-Class A(a)                               116,156       3,181,513
-------------------------------------------------------------------------------
Hanesbrands, Inc.(a)                                    188,658       3,295,855
-------------------------------------------------------------------------------
Humana Inc.(a)                                          108,809       3,219,658
-------------------------------------------------------------------------------
Hunt (J.B.) Transport Services, Inc.                    136,304       3,875,123
-------------------------------------------------------------------------------
IHS Inc.-Class A(a)                                      95,118       3,366,226
-------------------------------------------------------------------------------
Intersil Corp.-Class A                                  199,530       2,731,566
-------------------------------------------------------------------------------
ITT Educational Services, Inc.(a)                        47,624       4,174,244
-------------------------------------------------------------------------------
Jarden Corp.(a)                                         271,026       4,824,263
-------------------------------------------------------------------------------
Juniper Networks, Inc.(a)                               203,229       3,808,511
-------------------------------------------------------------------------------
Lam Research Corp.(a)                                   151,283       3,382,688
-------------------------------------------------------------------------------
Landstar System, Inc.                                   114,163       4,405,550
-------------------------------------------------------------------------------
LKQ Corp.(a)                                            308,537       3,529,663
-------------------------------------------------------------------------------
McAfee Inc.(a)                                          175,249       5,704,355
-------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                            137,050       3,678,422
-------------------------------------------------------------------------------
Moody's Corp.                                           157,000       4,019,200
-------------------------------------------------------------------------------
MSCI Inc.-Class A(a)                                    160,660       2,769,778
-------------------------------------------------------------------------------
NetApp, Inc.(a)                                         210,343       2,845,941
-------------------------------------------------------------------------------
Noble Corp.                                             117,372       3,780,552
-------------------------------------------------------------------------------
Owens-Illinois, Inc.(a)                                 156,856       3,588,865
-------------------------------------------------------------------------------
Pactiv Corp.(a)                                         179,241       4,222,918
-------------------------------------------------------------------------------
Pharmaceutical Product Development, Inc.                138,334       4,285,587
-------------------------------------------------------------------------------
Robert Half International, Inc.                         145,872       2,752,605
-------------------------------------------------------------------------------
Scientific Games Corp.-Class A(a)                       193,609       3,484,962
-------------------------------------------------------------------------------
Shaw Group Inc. (The)(a)                                 74,057       1,324,880
-------------------------------------------------------------------------------
SLM Corp.(a)                                            276,897       2,954,491
-------------------------------------------------------------------------------
Southwestern Energy Co.(a)                              157,093       5,595,653
-------------------------------------------------------------------------------
TD Ameritrade Holding Corp.(a)                          250,815       3,333,331
-------------------------------------------------------------------------------
Ulta Salon, Cosmetics & Fragrance, Inc.(a)              345,555       3,047,795
-------------------------------------------------------------------------------
Waters Corp.(a)                                          70,153       3,072,701
===============================================================================
                                                                    185,377,740
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $602,402,175)                                          475,226,539
===============================================================================



MONEY MARKET FUNDS-12.56%

Liquid Assets Portfolio-Institutional Class(d)       34,363,268      34,363,268
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             34,363,268      34,363,268
===============================================================================

     Total Money Market Funds (Cost $68,726,536)                     68,726,536
===============================================================================
TOTAL INVESTMENTS-99.39% (Cost $671,128,711)                        543,953,075
===============================================================================
OTHER ASSETS LESS LIABILITIES-0.61%                                   3,361,166
===============================================================================
NET ASSETS-100.00%                                                 $547,314,241
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR  - American Depositary Receipt
SDR  - Swedish Depositary Receipt


Notes to Schedule of Investments:

(a)   Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at October 31, 2008 was $14,027,559, which represented 2.56% of the Fund's Net Assets. See Note 1A.
(c) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2008 was $10,419,760, which represented 1.90% of the Fund's Net Assets.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM GLOBAL SMALL & MID CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $602,402,175)                           $ 475,226,539
-------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                   68,726,536
=======================================================
     Total investments (Cost
       $671,128,711)                        543,953,075
=======================================================
Receivables for:
  Investments sold                            7,629,435
-------------------------------------------------------
  Fund shares sold                            1,358,718
-------------------------------------------------------
  Dividends                                     651,595
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              47,338
-------------------------------------------------------
Other assets                                     63,142
=======================================================
     Total assets                           553,703,303
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                       3,938,442
-------------------------------------------------------
  Fund shares reacquired                        692,819
-------------------------------------------------------
  Amount due custodian                          491,589
-------------------------------------------------------
  Accrued fees to affiliates                    499,483
-------------------------------------------------------
  Accrued other operating expenses              602,589
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              164,140
=======================================================
     Total liabilities                        6,389,062
=======================================================
Net assets applicable to shares
  outstanding                             $ 547,314,241
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $ 626,274,483
-------------------------------------------------------
Undistributed net investment income           5,677,118
-------------------------------------------------------
Undistributed net realized gain              42,882,868
-------------------------------------------------------
Unrealized appreciation (depreciation)     (127,520,228)
=======================================================
                                          $ 547,314,241
_______________________________________________________
=======================================================







NET ASSETS:

Class A                                   $464,060,259
______________________________________________________
======================================================
Class B                                   $ 44,391,637
______________________________________________________
======================================================
Class C                                   $ 19,689,542
______________________________________________________
======================================================
Class Y                                   $  1,579,564
______________________________________________________
======================================================
Institutional Class                       $ 17,593,239
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                     36,071,224
______________________________________________________
======================================================
Class B                                      3,884,782
______________________________________________________
======================================================
Class C                                      1,722,256
______________________________________________________
======================================================
Class Y                                        122,688
______________________________________________________
======================================================
Institutional Class                          1,360,263
______________________________________________________
======================================================
Class A:
  Net asset value per share               $      12.87
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $12.87 divided
     by 94.50%)                           $      13.62
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $      11.43
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $      11.43
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price
     per share                            $      12.87
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $      12.93
______________________________________________________
======================================================






See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM GLOBAL SMALL & MID CAP GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,438,343)                         $  18,068,313
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $159,270)                                                                         2,299,463
================================================================================================
     Total investment income                                                          20,367,776
================================================================================================


EXPENSES:

Advisory fees                                                                          7,366,345
------------------------------------------------------------------------------------------------
Administrative services fees                                                             249,100
------------------------------------------------------------------------------------------------
Custodian fees                                                                           624,285
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                              2,012,557
------------------------------------------------------------------------------------------------
  Class B                                                                                941,153
------------------------------------------------------------------------------------------------
  Class C                                                                                352,269
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, and Y                                                  2,511,004
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                         877
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 43,274
------------------------------------------------------------------------------------------------
Other                                                                                    630,513
================================================================================================
     Total expenses                                                                   14,731,377
================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                (159,361)
================================================================================================
     Net expenses                                                                     14,572,016
================================================================================================
Net investment income                                                                  5,795,760
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain from:
  Investment securities (includes net gains (losses) from securities sold to
     affiliates of $(1,550,716))                                                      41,518,631
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                     714,814
================================================================================================
                                                                                      42,233,445
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of foreign taxes on holdings of $785,558)              (621,680,057)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (392,102)
================================================================================================
                                                                                    (622,072,159)
================================================================================================
Net realized and unrealized gain (loss)                                             (579,838,714)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(574,042,954)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM GLOBAL SMALL & MID CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                    $    5,795,760    $    3,913,712
-----------------------------------------------------------------------------------------------------------
  Net realized gain                                                            42,233,445       148,327,110
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (622,072,159)      164,908,934
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (574,042,954)      317,149,756
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (3,279,248)       (1,205,150)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                                 (38)               --
===========================================================================================================
     Total distributions from net investment income                            (3,279,286)       (1,205,150)
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (124,528,488)     (106,746,300)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (18,165,019)      (18,600,411)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,926,773)       (4,153,281)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                              (1,295)               --
===========================================================================================================
     Total distributions from net realized gains                             (148,621,575)     (129,499,992)
===========================================================================================================
Share transactions-net:
  Class A                                                                      54,639,250        52,827,687
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (19,773,676)      (15,509,574)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                       3,273,208         9,179,068
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       1,887,143                --
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          29,962,298            10,000
===========================================================================================================
     Net increase in net assets resulting from share transactions              69,988,223        46,507,181
===========================================================================================================
     Net increase (decrease) in net assets                                   (655,955,592)      232,951,795
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         1,203,269,833       970,318,038
===========================================================================================================
  End of year (includes undistributed net investment income of
     $5,677,118 and $3,677,140, respectively)                              $  547,314,241    $1,203,269,833
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Small & Mid Cap Growth Fund, formerly Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is above-average long-term growth of capital.

  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM GLOBAL SMALL & MID CAP GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM GLOBAL SMALL & MID CAP GROWTH FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $83,262.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $17,988.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net

16        AIM GLOBAL SMALL & MID CAP GROWTH FUND
assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $106,746 in front-end sales commissions from the sale of Class A shares and $31,676, $87,966 and $14,612 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $2,092,288 and securities sales of $13,049,932, which resulted in net realized gains (losses) of $(1,550,716).

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $58,111.

NOTE 5--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $5,022 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.


17        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                2008             2007
---------------------------------------------------------------------------------------------------------
Ordinary income                                                             $ 13,086,720     $ 18,919,147
---------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       138,814,141      111,785,995
=========================================================================================================
Total distributions                                                         $151,900,861     $130,705,142
_________________________________________________________________________________________________________
=========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   5,859,756
------------------------------------------------------------------------------------------------
Undistributed long-term gain                                                          43,980,080
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (128,272,848)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (344,592)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                          (182,638)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        626,274,483
================================================================================================
Total net assets                                                                   $ 547,314,241
________________________________________________________________________________________________
================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  The Fund does not have a capital loss carryforward at period-end.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $656,104,097 and $747,254,999, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  57,880,801
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (186,153,649)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(128,272,848)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $672,225,923.


NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and partnership investments, on October 31, 2008, undistributed net investment income was decreased by $516,496, undistributed net realized gain was increased by $729,741 and shares of beneficial interest decreased by $213,245. This reclassification had no effect on the net assets of the Fund.


18        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NOTE 10--SHARE INFORMATION


                                                SUMMARY OF SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                            -------------------------------------------------------------
                                                                       2008(a)                           2007
                                                            ----------------------------     ----------------------------
                                                              SHARES           AMOUNT          SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                    3,396,688     $  73,505,607      3,294,830     $  85,718,374
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      619,633        12,261,678        574,427        13,604,361
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      574,014        11,574,066        554,747        13,179,399
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   123,048         1,892,082             --                --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                     1,431,392        31,168,520            359            10,000
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    5,040,494       121,173,499      4,430,561       103,852,344
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      768,768        16,528,499        838,662        17,922,196
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      224,268         4,821,771        186,184         3,980,622
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                            56             1,333             --                --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                    1,373,312        28,439,129        851,037        21,773,304
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,539,739)      (28,439,129)      (934,951)      (21,773,304)
=========================================================================================================================
Reacquired:(d)
  Class A(b)                                                (8,391,072)     (168,478,985)    (6,164,601)     (158,516,335)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,082,487)      (20,124,724)    (1,078,502)      (25,262,827)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (712,803)      (13,122,629)      (340,093)       (7,980,953)
-------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (360)           (4,939)            --                --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                       (71,544)       (1,207,555)            --                --
=========================================================================================================================
Net increase in share activity                               1,753,668     $  69,988,223      2,212,660     $  46,507,181
_________________________________________________________________________________________________________________________
=========================================================================================================================



(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the
     Fund:

CLASS                                                                        SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Class Y                                                                      122,242     $ 1,880,082
----------------------------------------------------------------------------------------------------
Class A                                                                     (122,242)     (1,880,082)
____________________________________________________________________________________________________
====================================================================================================




(c)  Institutional Class shares commenced on September 28, 2007.
(d) Net of redemption fees of $22,457 and $25,122, which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                            NET GAINS
                   NET ASSET      NET     ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                     VALUE,   INVESTMENT      (BOTH      TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                   BEGINNING    INCOME     REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                   OF PERIOD    (LOSS)     UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08           $29.51     $ 0.15(d)    $(13.09)      $(12.94)    $(0.10)       $(3.60)        $(3.70)       $12.87
Year ended
  10/31/07            25.10       0.12          7.68          7.80      (0.04)        (3.35)         (3.39)        29.51
Year ended
  10/31/06            20.60       0.13(d)       5.39          5.52      (0.07)        (0.95)         (1.02)        25.10
Year ended
  10/31/05            16.99      (0.00)(d)      3.61          3.61         --            --             --         20.60
Year ended
  10/31/04            14.28      (0.13)(d)      2.84          2.71         --            --             --         16.99
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08            26.73      (0.01)(d)    (11.69)       (11.70)        --         (3.60)         (3.60)        11.43
Year ended
  10/31/07            23.15      (0.07)         7.00          6.93         --         (3.35)         (3.35)        26.73
Year ended
  10/31/06            19.18      (0.04)(d)      5.01          4.97      (0.05)        (0.95)         (1.00)        23.15
Year ended
  10/31/05            15.93      (0.12)(d)      3.37          3.25         --            --             --         19.18
Year ended
  10/31/04            13.45      (0.19)(d)      2.67          2.48         --            --             --         15.93
---------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08            26.74      (0.01)(d)    (11.70)       (11.71)        --         (3.60)         (3.60)        11.43
Year ended
  10/31/07            23.16      (0.07)         7.00          6.93         --         (3.35)         (3.35)        26.74
Year ended
  10/31/06            19.19      (0.04)(d)      5.01          4.97      (0.05)        (0.95)         (1.00)        23.16
Year ended
  10/31/05            15.93      (0.12)(d)      3.38          3.26         --            --             --         19.19
Year ended
  10/31/04            13.46      (0.19)(d)      2.66          2.47         --            --             --         15.93
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)         15.38       0.01(d)      (2.52)        (2.51)        --            --             --         12.87
---------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  10/31/08            29.53       0.23(d)     (13.12)       (12.89)     (0.11)        (3.60)         (3.71)        12.93
Year ended
  10/31/07(f)         27.82       0.02          1.69          1.71         --            --             --         29.53
___________________________________________________________________________________________________________________________
===========================================================================================================================

                                                  RATIO OF          RATIO OF
                                                  EXPENSES          EXPENSES
                                                 TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                 NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                     TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                   RETURN(b)  (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(c)
-----------------------------------------------------------------------------------------------------------
CLASS A
Year ended
  10/31/08           (49.68)%   $  464,060          1.45%(e)          1.46%(e)        0.70%(e)       74%
Year ended
  10/31/07            34.57      1,022,682          1.42              1.50            0.47           43
Year ended
  10/31/06            27.71        809,309          1.51              1.64            0.56           64
Year ended
  10/31/05            21.25        676,291          1.65              1.76           (0.02)          67
Year ended
  10/31/04            18.98        566,573          2.02              2.03           (0.81)          68
-----------------------------------------------------------------------------------------------------------
CLASS B
Year ended
  10/31/08           (50.07)        44,392          2.20(e)           2.21(e)        (0.05)(e)       74
Year ended
  10/31/07            33.58        136,818          2.17              2.25           (0.28)          43
Year ended
  10/31/06            26.80        132,391          2.26              2.39           (0.19)          64
Year ended
  10/31/05            20.40        152,878          2.31              2.42           (0.68)          67
Year ended
  10/31/04            18.44        257,230          2.52              2.53           (1.31)          68
-----------------------------------------------------------------------------------------------------------
CLASS C
Year ended
  10/31/08           (50.09)        19,690          2.20(e)           2.21(e)        (0.05)(e)       74
Year ended
  10/31/07            33.56         43,760          2.17              2.25           (0.28)          43
Year ended
  10/31/06            26.79         28,619          2.26              2.39           (0.19)          64
Year ended
  10/31/05            20.47         22,488          2.31              2.42           (0.68)          67
Year ended
  10/31/04            18.35         21,059          2.52              2.53           (1.31)          68
-----------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)        (16.32)         1,580          1.24(e)(g)        1.26(e)(g)      0.91(e)(g)     74
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended
  10/31/08           (49.46)        17,593          0.93(e)           0.94(e)         1.22(e)        74
Year ended
  10/31/07(f)          6.15             11          1.00(g)           1.00(g)         0.90(g)        43
___________________________________________________________________________________________________________
===========================================================================================================




(a) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)  Calculated using average shares outstanding.
(e) Ratios are based on average daily net assets (000's omitted) of $805,023, $94,115, $35,227, $1,571, and $15,043 for Class A, Class B, Class C, Class
     Y and Institutional Class shares, respectively.
(f) Commencement date of Class Y and Institutional Class shares was October 3, 2008 and September 28, 2007, respectively.
(g)  Annualized.


20        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.



21        AIM GLOBAL SMALL & MID CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM Global Small & Mid Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Small & Mid Cap Growth Fund, formerly known as AIM Global Aggressive Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




22        AIM GLOBAL SMALL & MID CAP GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (the date the share class commenced operations) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $589.30        $5.99       $1,017.60       $ 7.61       1.50%
---------------------------------------------------------------------------------------------------
        B            1,000.00        586.80         8.97        1,013.83        11.39       2.25
---------------------------------------------------------------------------------------------------
        C            1,000.00        587.30         8.98        1,013.83        11.39       2.25
---------------------------------------------------------------------------------------------------
        Y            1,000.00        837.50         0.90        1,018.90         6.29       1.24
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.



23        AIM GLOBAL SMALL & MID CAP GROWTH FUND

Supplement to Annual Report dated 10/31/08

AIM GLOBAL SMALL & MID CAP GROWTH FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    The total annual Fund operating expense
                                             For periods ended 10/31/08                   ratio set forth in the most recent Fund
The following information has been                                                        prospectus as of the date of this supple-
prepared to provide Institutional Class      10 Years                             4.13%   ment for Institutional Class shares was
shareholders with a performance overview      5 Years                             4.67    1.02%. The expense ratios presented above
specific to their holdings. Institutional     1 Year                            -49.43    may vary from the expense ratios presented
Class shares are offered exclusively to      ==========================================   in other sections of the actual report
institutional investors, including defined                                                that are based on expenses incurred during
contribution plans that meet certain         ==========================================   the period covered by the report.
criteria.                                    AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 9/30/08, most recent          A redemption fee of 2% will be imposed
                                             calendar quarter-end                         on certain redemptions or exchanges out of
                                                                                          the Fund within 31 days of purchase.
                                             10 Years                             7.37%   Exceptions to the redemption fee are
                                              5 Years                            11.53    listed in the Fund's prospectus.
                                              1 Year                            -31.05
                                             ==========================================      Please note that past performance is
                                                                                          not indicative of future results. More
                                             Institutional Class shares' inception date   recent returns may be more or less than
                                             is September 28, 2007. Returns since that    those shown. All returns assume
                                             date are historical returns. All other       reinvestment of distributions at NAV.
                                             returns are blended returns of historical    Investment return and principal value will
                                             Institutional Class share performance and    fluctuate so your shares, when redeemed,
                                             restated Class A share performance (for      may be worth more or less than their
                                             periods prior to the inception date of       original cost. See full report for infor-
                                             Institutional Class shares) at net asset     mation on comparative benchmarks. Please
                                             value (NAV) and reflect the Rule 12b-1       consult your Fund prospectus for more
                                             fees applicable to Class A shares. Class A   information. For the most current
                                             shares' inception date is September 15,      month-end performance, please call 800 451
                                             1994.                                        4246 or visit invescoaim.com.

                                                Institutional Class shares have no
                                             sales charge; therefore, performance is at
                                             NAV. Performance of Institutional Class
                                             shares will differ from performance of
                                             other share classes primarily due to
                                             differing sales charges and class
                                             expenses.

==========================================
NASDAQ SYMBOL                        GAIIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   GSMG-INS-1   Invesco Aim Distributors, Inc.                                                      -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $590.90        $3.80       $1,020.36       $4.82        0.95%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM GLOBAL SMALL & MID CAP GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     renewal process, the Trustees receive        from one another and attributed different
International Mutual Funds is required       comparative performance and fee data         weight to the various factors. The
under the Investment Company Act of 1940     regarding the AIM Funds prepared by an       Trustees recognized that the advisory
to approve annually the renewal of the AIM   independent company, Lipper, Inc.            arrangements and resulting advisory fees
Global Small & Mid Cap Growth Fund's (the    (Lipper), under the direction and            for the Fund and the other AIM Funds are
Fund) investment advisory agreement with     supervision of the independent Senior        the result of years of review and
Invesco Aim Advisors, Inc. (Invesco Aim).    Officer who also prepares a separate         negotiation between the Trustees and
During contract renewal meetings held on     analysis of this information for the         Invesco Aim, that the Trustees may focus
June 18-19, 2008, the Board as a whole and   Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
the disinterested or "independent"           recommendations to the Investments           these arrangements in some years than in
Trustees, voting separately, approved the    Committee regarding the performance, fees    others, and that the Trustees'
continuance of the Fund's investment         and expenses of their assigned funds. The    deliberations and conclusions in a
advisory agreement for another year,         Investments Committee considers each         particular year may be based in part on
effective July 1, 2008. In doing so, the     Sub-Committee's recommendations and makes    their deliberations and conclusions of
Board determined that the Fund's             its own recommendations regarding the        these same arrangements throughout the
investment advisory agreement is in the      performance, fees and expenses of the AIM    year and in prior years.
best interests of the Fund and its           Funds to the full Board. The Investments
shareholders and that the compensation to    Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
Invesco Aim under the Fund's investment      SubCommittee's recommendations in making     INDEPENDENT WRITTEN FEE EVALUATION
advisory agreement is fair and reasonable.   its annual recommendation to the Board
                                             whether to approve the continuance of each   The discussion below serves as a summary
   The independent Trustees met separately   AIM Fund's investment advisory agreement     of the Senior Officer's independent
during their evaluation of the Fund's        and sub-advisory agreements for another      written evaluation with respect to the
investment advisory agreement with           year.                                        Fund's investment advisory agreement as
independent legal counsel from whom they                                                  well as a discussion of the material
received independent legal advice, and the      The independent Trustees are assisted     factors and related conclusions that
independent Trustees also received           in their annual evaluation of the Fund's     formed the basis for the Board's approval
assistance during their deliberations from   investment advisory agreement by the         of the Fund's investment advisory
the independent Senior Officer, a            independent Senior Officer. One              agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       responsibility of the Senior Officer is to   Unless otherwise stated, information set
reports directly to the independent          manage the process by which the AIM Funds'   forth below is as of June 19, 2008 and
Trustees.                                    proposed management fees are negotiated      does not reflect any changes that may have
                                             during the annual contract renewal process   occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          to ensure that they are negotiated in a      not limited to changes to the Fund's
                                             manner that is at arms' length and           performance, advisory fees, expense
The Board's Investments Committee has        reasonable. Accordingly, the Senior          limitations and/or fee waivers.
established three Sub-Committees that are    Officer must either supervise a
responsible for overseeing the management    competitive bidding process or prepare an    I. Investment Advisory Agreement
of a number of the series portfolios of      independent written evaluation. The Senior
the AIM Funds. This Sub-Committee            Officer has recommended that an                 A. Nature, Extent and Quality of
structure permits the Trustees to focus on   independent written evaluation be provided
the performance of the AIM Funds that have   and, at the direction of the Board, has         Services Provided by Invesco Aim The
been assigned to them. The Sub-Committees    prepared an independent written              Board reviewed the advisory services
meet throughout the year to review the       evaluation.                                  provided to the Fund by Invesco Aim under
performance of their assigned funds, and                                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and           During the annual contract renewal        the performance of Invesco Aim in
quarterly comparative performance            process, the Board considered the factors    providing these services, and the
information and periodic asset flow data     discussed below under the heading "Factors   credentials and experience of the officers
for their assigned funds. These materials    and Conclusions and Summary of Independent   and employees of Invesco Aim who provide
are prepared under the direction and         Written Fee Evaluation" in evaluating the    these services. The Board's review of the
supervision of the independent Senior        fairness and reasonableness of the Fund's    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   investment advisory agreement and            these services included the Board's
Sub-Committees meet with portfolio           sub-advisory agreements at the contract      consideration of Invesco Aim's portfolio
managers for their assigned funds and        renewal meetings and at their meetings       and product review process, various back
other members of management and review       throughout the year as part of their         office support functions provided by
with these individuals the performance,      ongoing oversight of the Fund. The Fund's    Invesco Aim, and Invesco Aim's equity and
investment objective(s), policies,           investment advisory agreement and            fixed income trading operations. The Board
strategies and limitations of these funds.   sub-advisory agreements were considered      concluded that the nature, extent and
In addition to their meetings throughout     separately, although the Board also          quality of the advisory services provided
the year, the Sub-Committees meet at         considered the common interests of all of    to the Fund by Invesco Aim were
designated contract renewal meetings each    the AIM Funds in their deliberations. The    appropriate and that Invesco Aim currently
year to conduct an in-depth review of the    Board considered all of the information      is providing satisfactory advisory
performance, fees and expenses of their      provided to them and did not identify any    services in accordance with the terms of
assigned funds. During the contract          particular factor that was controlling.      the Fund's investment advisory agreement.
                                             Each Trustee may have evaluated the          In addition, based on their ongoing
                                             information provided differently             meetings throughout the year with the
                                                                                          Fund's portfolio manager or managers,

                                                                                                                           continued


24              AIM GLOBAL SMALL & MID CAP GROWTH FUND

the Board concluded that these individuals      C. Advisory Fees and Fee Waivers          and the profitability of Invesco Aim and
are competent and able to continue to                                                     its affiliates in providing these
carry out their responsibilities under the   The Board compared the Fund's contractual    services. The Board also reviewed
Fund's investment advisory agreement.        advisory fee rate to the contractual         information concerning the financial
                                             advisory fee rates of funds in the Fund's    condition of Invesco Aim and its
   In determining whether to continue the    expense group that are not managed by        affiliates. The Board also reviewed with
Fund's investment advisory agreement, the    Invesco Aim, at a common asset level and     Invesco Aim the methodology used to
Board considered the prior relationship      as of the end of the past calendar year.     prepare the profitability information. The
between Invesco Aim and the Fund, as well    The Board noted that the Fund's              Board considered the overall profitability
as the Board's knowledge of Invesco Aim's    contractual advisory fee rate was below      of Invesco Aim, as well as the
operations, and concluded that it was        the median contractual advisory fee rate     profitability of Invesco Aim in connection
beneficial to maintain the current           of funds in its expense group. The Board     with managing the Fund. The Board noted
relationship, in part, because of such       also reviewed the methodology used by        that Invesco Aim continues to operate at a
knowledge. The Board also considered the     Lipper in determining contractual fee        net profit, although increased expenses in
steps that Invesco Aim and its affiliates    rates. The Board noted that Invesco Aim      recent years have reduced the
have taken over the last several years to    does not serve as an advisor to other        profitability of Invesco Aim and its
improve the quality and efficiency of the    mutual funds or other clients with           affiliates. The Board concluded that the
services they provide to the AIM Funds in    investment strategies comparable to those    Fund's fees were fair and reasonable, and
the areas of investment performance,         of the Fund.                                 that the level of profits realized by
product line diversification,                                                             Invesco Aim and its affiliates from
distribution, fund operations, shareholder      The Board concluded that it was not       providing services to the Fund was not
services and compliance. The Board           necessary at this time to discuss with       excessive in light of the nature, quality
concluded that the quality and efficiency    Invesco Aim whether to implement any fee     and extent of the services provided. The
of the services Invesco Aim and its          waivers or expense limitations because the   Board considered whether Invesco Aim is
affiliates provide to the AIM Funds in       Fund's total expenses were below the         financially sound and has the resources
each of these areas have generally           median total expenses of the funds in the    necessary to perform its obligations under
improved, and support the Board's approval   Fund's Lipper expense group that are not     the Fund's investment advisory agreement,
of the continuance of the Fund's             managed by Invesco Aim.                      and concluded that Invesco Aim has the
investment advisory agreement.                                                            financial resources necessary to fulfill
                                                After taking account of the Fund's        these obligations.
   B. Fund Performance                       contractual advisory fee rate, as well as
                                             the comparative advisory fee information        F. Independent Written Evaluation of
The Board compared the Fund's performance    discussed above, the Board concluded that          the Fund's Senior Officer
during the past one, three and five          the Fund's advisory fees were fair and
calendar years to the performance of funds   reasonable.                                  The Board noted that, at their direction,
in the Fund's performance group that are                                                  the Senior Officer of the Fund, who is
not managed by Invesco Aim, and against         D. Economies of Scale and Breakpoints     independent of Invesco Aim and Invesco
the performance of all funds in the MSCI                                                  Aim's affiliates, had prepared an
World Growth Index. The Board also           The Board considered the extent to which     independent written evaluation to assist
reviewed the criteria used by Invesco Aim    there are economies of scale in Invesco      the Board in determining the
to identify the funds in the Fund's          Aim's provision of advisory services to      reasonableness of the proposed management
performance group for inclusion in the       the Fund. The Board also considered          fees of the AIM Funds, including the Fund.
Lipper reports. The Board noted that the     whether the Fund benefits from such          The Board noted that they had relied upon
Fund's performance was in the first          economies of scale through contractual       the Senior Officer's written evaluation
quintile of its performance group for the    breakpoints in the Fund's advisory fee       instead of a competitive bidding process.
one, three and five year periods (the        schedule or through advisory fee waivers     In determining whether to continue the
first quintile being the best performing     or expense limitations. The Board noted      Fund's investment advisory agreement, the
funds and the fifth quintile being the       that the Fund's contractual advisory fee     Board considered the Senior Officer's
worst performing funds). The Board noted     schedule includes seven breakpoints and      written evaluation.
that the Fund's performance was above the    that the level of the Fund's advisory
performance of the Index for the one,        fees, as a percentage of the Fund's net         G. Collateral Benefits to Invesco Aim
three and five year periods. The Board       assets, has decreased as net assets                and its Affiliates
also considered the steps Invesco Aim has    increased because of the breakpoints.
taken over the last several years to         Based on this information, the Board         The Board considered various other
improve the quality and efficiency of the    concluded that the Fund's advisory fees      benefits received by Invesco Aim and its
services that Invesco Aim provides to the    appropriately reflect economies of scale     affiliates resulting from Invesco Aim's
AIM Funds. The Board concluded that          at current asset levels. The Board also      relationship with the Fund, including the
Invesco Aim continues to be responsive to    noted that the Fund shares directly in       fees received by Invesco Aim and its
the Board's focus on fund performance.       economies of scale through lower fees        affiliates for their provision of
Although the independent written             charged by third party service providers     administrative, transfer agency and
evaluation of the Fund's Senior Officer      based on the combined size of all of the     distribution services to the Fund. The
only considered Fund performance through     AIM Funds and affiliates.                    Board considered the performance of
the most recent calendar year, the Board                                                  Invesco Aim and its affiliates in
also reviewed more recent Fund performance      E. Profitability and Financial            providing these services and the
and this review did not change their               Resources of Invesco Aim               organizational structure employed by
conclusions.                                                                              Invesco Aim and its affiliates to provide
                                             The Board reviewed information from          these services. The Board also considered
                                             Invesco Aim concerning the costs of the      that these services are provided to the
                                             advisory and other services that Invesco     Fund pursuant to written contracts
                                             Aim and its affiliates provide to the Fund

                                                                                                                           continued

25             AIM GLOBAL SMALL & MID CAP GROWTH FUND

which are reviewed and approved on an        II. Sub-Advisory Agreements                  its shareholders, as they are paid by
annual basis by the Board. The Board                                                      Invesco Aim to the Affiliated
concluded that Invesco Aim and its              A. Nature, Extent and Quality of          Sub-Advisers, and that Invesco Aim and the
affiliates were providing these services           Services Provided by Affiliated        Affiliated Sub-Advisers are affiliates.
in a satisfactory manner and in accordance         Sub-Advisers                           After taking account of the Fund's
with the terms of their contracts, and                                                    contractual sub-advisory fee rate, as well
were qualified to continue to provide        The Board reviewed the services to be        as other relevant factors, the Board
these services to the Fund.                  provided by Invesco Trimark Ltd., Invesco    concluded that the Fund's sub-advisory
                                             Asset Management Deutschland, GmbH,          fees were fair and reasonable.
   The Board considered the benefits         Invesco Asset Management Limited, Invesco
realized by Invesco Aim as a result of       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
portfolio brokerage transactions executed    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
through "soft dollar" arrangements. Under    Management (N.A.), Inc., Invesco Hong Kong
these arrangements, portfolio brokerage      Limited, Invesco Institutional (N.A.),       The Board considered whether each
commissions paid by the Fund and/or other    Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
funds advised by Invesco Aim are used to     Management, Inc. (collectively, the          sound and has the resources necessary to
pay for research and execution services.     "Affiliated Sub-Advisers") under the         perform its obligations under its
The Board noted that soft dollar             sub-advisory agreements and the              respective sub-advisory agreement, and
arrangements shift the payment obligation    credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
for the research and execution services      and employees of the Affiliated              has the financial resources necessary to
from Invesco Aim to the funds and            Sub-Advisers who will provide these          fulfill these obligations.
therefore may reduce Invesco Aim's           services. The Board concluded that the
expenses. The Board also noted that          nature, extent and quality of the services
research obtained through soft dollar        to be provided by the Affiliated
arrangements may be used by Invesco Aim in   Sub-Advisers were appropriate. The Board
making investment decisions for the Fund     noted that the Affiliated Sub-Advisers,
and may therefore benefit Fund               which have offices and personnel that are
shareholders. The Board concluded that       geographically dispersed in financial
Invesco Aim's soft dollar arrangements       centers around the world, have been formed
were appropriate. The Board also concluded   in part for the purpose of researching and
that, based on their review and              compiling information and making
representations made by Invesco Aim, these   recommendations on the markets and
arrangements were consistent with            economies of various countries and
regulatory requirements.                     securities of companies located in such
                                             countries or on various types of
   The Board considered the fact that the    investments and investment techniques, and
Fund's uninvested cash and cash collateral   providing investment advisory services.
from any securities lending arrangements     The Board concluded that the sub-advisory
may be invested in money market funds        agreements will benefit the Fund and its
advised by Invesco Aim pursuant to           shareholders by permitting Invesco Aim to
procedures approved by the Board. The        utilize the additional resources and
Board noted that Invesco Aim will receive    talent of the Affiliated Sub-Advisers in
advisory fees from these affiliated money    managing the Fund.
market funds attributable to such
investments, although Invesco Aim has           B. Fund Performance
contractually agreed to waive through at
least June 30, 2009, the advisory fees       The Board did not view Fund performance as
payable by the Fund in an amount equal to    a relevant factor in considering whether
100% of the net advisory fees Invesco Aim    to approve the sub-advisory agreements for
receives from the affiliated money market    the Fund, as no Affiliated Sub-Adviser
funds with respect to the Fund's             currently manages any portion of the
investment of uninvested cash, but not       Fund's assets.
cash collateral. The Board considered the
contractual nature of this fee waiver and       C. Sub-Advisory Fees
noted that it remains in effect until at
least June 30, 2009. The Board concluded     The Board considered the services to be
that the Fund's investment of uninvested     provided by the Affiliated Sub-Advisers
cash and cash collateral from any            pursuant to the sub-advisory agreements
securities lending arrangements in the       and the services to be provided by Invesco
affiliated money market funds is in the      Aim pursuant to the Fund's investment
best interests of the Fund and its           advisory agreement, as well as the
shareholders.                                allocation of fees between Invesco Aim and
                                             the Affiliated Sub-Advisers pursuant to
                                             the sub-advisory agreements. The Board
                                             noted that the sub-advisory fees have no
                                             direct effect on the Fund or


 26             AIM GLOBAL SMALL & MID CAP GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $138,814,141
     Qualified Dividend Income*                                80.61%
     Corporate Dividends Received Deduction*                    9.07%




     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 69.93%, 67.85%, 66.56%, and 66.26%, respectively.


27        AIM GLOBAL SMALL & MID CAP GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.


NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.





28        AIM GLOBAL SMALL & MID CAP GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






29        AIM GLOBAL SMALL & MID CAP GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

 This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the dropdown menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   GSMG-AR-1   Aim Distributors, Inc.

[INVESCO AIM LOGO]      INTERNATIONAL CORE EQUITY FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        12   Financial Statements
                        15   Notes to Financial Statements
                        21   Financial Highlights
                        23   Auditor's Report
                        24   Fund Expenses
                        25   Approval of Investment Advisory Agreement
                        28   Tax Information
                        29   Trustees and Officers

                   Dear Shareholder:

                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and
     [TAYLOR       provide some perspective and encouragement to my fellow long-term investors.
      PHOTO]
                   MARKET OVERVIEW
                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and
   Philip Taylor   slowing job growth, among others. In response, the U.S. Federal Reserve Board
                   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve; (2) Lipper Inc.


2               AIM INTERNATIONAL CORE EQUITY FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees believes in the wisdom of a long-term perspective and consistent investment
    [CROCKETT      discipline. We continue to put your interests first in the effort to improve
      PHOTO]       investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to the management of AIM Funds as the parent company of the advisors. The diverse
  Bruce Crockett   investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a Himalayan peak to symbolize stability, endurance, strength and longevity; and
a new ad campaign. Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees


3               AIM INTERNATIONAL CORE EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================   provided downside protection relative to
PERFORMANCE SUMMARY                                                                       the MSCI EAFE Index and benefited from its
                                                                                          quality orientation in stock selection.
For the fiscal year ended October 31, 2008, Class A shares of AIM International Core
Equity Fund, at net asset value, outperformed the MSCI EAFE Index and the Lipper             Our stock selection within the
International Large-Cap Core Funds Index.(triangle)                                       industrials sector of the market made the
                                                                                          largest contribution to the Fund's
   Our focus on investing in what we believe are well-established large capitalization    relative results. While financials
companies with superior financial attributes contributed to the Fund's outperformance.    detracted significantly from absolute
Stock selections in the industrials sector of the market helped relative performance      returns, our stock selection and
the most while holdings in consumer discretionary were the largest detractors.            underweight position in the sector
                                                                                          benefited Fund performance relative to the
   Your Fund's long-term performance appears later in this report.                        benchmark as did our stock selection in
                                                                                          telecommunication services. The largest
FUND VS. INDEXES                                                                          contributor to overall performance was
                                                                                          Japanese consumer staples company SEVEN &
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     I HOLDINGS CO. LTD. NTT DOCOMO INC, a
not include applicable contingent deferred sales charges (CDSC) or front-end sales        Japanese telecommunications services
charges, which would have reduced performance.                                            company, was also among the largest
                                                                                          contributors to performance during the
Class A Shares                                                                   -43.45%  fiscal year. In addition, our small cash
Class B Shares                                                                   -43.79   position helped the Fund's performance
Class C Shares                                                                   -43.80   versus the MSCI EAFE Index in a falling
Class R Shares                                                                   -43.55   market environment.
Class Y Shares*                                                                  -43.44
Investor Class Shares                                                            -43.44      On an absolute basis, all sectors
MSCI EAFE Index(triangle) (Broad Market/Style-Specific Index)                    -46.62   posted double-digit declines during the
Lipper International Large-Cap Core Funds Index(triangle) (Peer Group Index)     -46.67   period with our financials and consumer
                                                                                          discretionary holdings detracting the most
(triangle) Lipper Inc.                                                                    from overall performance. In terms of
                                                                                          relative performance, our stock selection
*  Share class incepted during the fiscal year. See page 7 for a detailed                 in the consumer discretionary sector was
   explanation of Fund performance.                                                       the largest detractor. Our underweight
=======================================================================================   position in utilities also detracted from
                                                                                          Fund results versus the MSCI EAFE Index.
HOW WE INVEST                                level of overall portfolio                   Among the largest detractors from
                                             diversification. However, individual         performance during the fiscal year were
The Fund invests primarily in the stocks     holdings are selected based on their own     global financial services company BARCLAYS
of larger-capitalization foreign companies   merits, not on projections of country or     and world leader in the cell phone
with a record of stable earnings and         sector performance.                          industry, NOKIA.
strong balance sheets. Our research
efforts target a long time horizon that      MARKET CONDITIONS AND YOUR FUND                 From a geographical perspective, all
permits return potential from individual                                                  international regions in the Fund declined
investments to be driven by a higher share   International markets declined sharply       during the period with the United Kingdom
price associated with the embedded growth    during the fiscal year as a number of        and Japan detracting the most from
of the underlying business, in addition to   financial institutions worldwide fell        absolute returns. Our stock selec-
the prospect of valuation-based multiple     victim to the broadening scope of the
expansion.                                   credit crisis.(1) All developed countries
                                             within the MSCI EAFE Index finished the
   We strive to maintain a consistent        period in negative territory while
investment discipline through varying        emerging markets like China posted even
market conditions and an appropriate         larger declines. In this environment, the
                                             Fund

==========================================   ==========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES                           TOP 10 EQUITY HOLDINGS*
By sector
                                             1. Japan                             23.3%    1. Sanofi-Aventis                    3.0%
Financials                           17.2%   2. United Kingdom                    21.8     2. Heineken N.V.                     2.7
Energy                               12.4    3. Switzerland                        9.6     3. Telefonaktiebolaget LM
Information Technology               12.1    4. France                             8.7           Ericsson-Class B               2.7
Industrials                           9.1    5. Netherlands                        7.9     4. Zurich Financial Services AG      2.5
Consumer Staples                      8.8    ==========================================    5. BP PLC                            2.5
Health Care                           8.8                                                  6. SMC Corp.                         2.5
Consumer Discretionary                8.3                                                  7. HSBC Holdings PLC-ADR             2.4
Telecommunication Services            8.0    ==========================================    8. Vodafone Group PLC                2.4
Materials                             5.8    Total Net Assets           $308.8 million     9. National Grid PLC                 2.4
Utilities                             5.0                                                 10. Unilever N.V.                     2.3
Money Market Funds Plus Other                Total Number of Holdings*              96    ==========================================
Assets Less Liabilities               4.5    ==========================================
==========================================

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.


4               AIM INTERNATIONAL CORE EQUITY FUND

tion in Germany and France hurt Fund                                                                   INGRID BAKER
performance relative to the MSCI EAFE                                                                  Chartered Financial
Index. Conversely, our stock selection and                                                  [BAKER     Analyst, portfolio manager,
overweight positions in Switzerland and                                                     PHOTO]     is manager of AIM
Japan helped Fund performance versus the                                                               International Core Equity
benchmark.                                                                                             Fund. Ms. Baker began her
                                                                                          investment career in 1990 and joined
   While extraordinary government                                                         Invesco Ltd. in 1999. She graduated with a
intervention efforts domestically and                                                     B.A. in international politics from
abroad may lead to more stability in                                                      Oberlin College and earned an M.B.A. in
capital markets, we believe the underlying                                                finance from the University of Navarra in
weakness in housing and credit conditions                                                 Spain.
may weigh on the broader global economy
for some time. Although global equity                                                                  W. LINDSAY DAVIDSON
prices have already experienced declines                                                               Portfolio manager, is
similar to prior bear markets, we cannot                                                               manager of AIM International
rule out the prospect of further declines                                                  [DAVIDSON   Core Equity Fund.
due to the severity of current conditions.                                                   PHOTO]    Mr. Davidson began his
We believe our investment methodology has                                                              investment career in 1974
provided attractive relative returns in                                                   and has served as a portfolio manager with
this type of climate, given our preference                                                Invesco Ltd. and its affiliates since
for investing in companies with proven                                                    1984. A native of St. Andrews, Scotland,
financial strength.                                                                       Mr. Davidson earned his degree in
                                                                                          economics with honors from Edinburgh
   We welcome any new investors who have                                                  University.
joined the Fund during the fiscal year,
and to all of our shareholders we would                                                                MICHELE GARREN
like to say thank you for your continued                                                               Chartered Financial
investment in AIM International Core                                                                   Analyst, portfolio manager,
Equity Fund.                                                                                [GARREN    is manager of AIM
                                                                                             PHOTO]    International Core Equity
(1) Lipper Inc.                                                                                        Fund. Ms. Garren began her
                                                                                                       investment career in 1987
The views and opinions expressed in                                                       and joined Invesco Ltd. in 1997. She
management's discussion of Fund                                                           earned a B.B.A. in finance from Southern
performance are those of Invesco Aim                                                      Methodist University and an M.B.A. in
Advisors, Inc. These views and opinions                                                   finance from New York University.
are subject to change at any time based on
factors such as market and economic                                                                    ERIK GRANADE
conditions. These views and opinions may                                                               Chartered Financial Analyst,
not be relied upon as investment advice or                                                             portfolio manager, is manager
recommendations, or as an offer for a                                                      [GRANADE    of AIM International Core
particular security. The information is                                                      PHOTO]    Equity Fund. Mr. Granade
not a complete analysis of every aspect of                                                             began his investment career
any market, country, industry, security or                                                in 1986 and has been a portfolio manager
the Fund. Statements of fact are from                                                     with Invesco Ltd. and its affiliates since
sources considered reliable, but Invesco                                                  1996. He earned a B.A. in economics from
Aim Advisors, Inc. makes no representation                                                Trinity College in Hartford, Connecticut
or warranty as to their completeness or
accuracy. Although historical performance                                                              KENT STARKE
is no guarantee of future results, these                                                               Portfolio manager, is
insights may help you understand our                                                                   manager of AIM International
investment management philosophy.                                                           [STARKE    Core Equity Fund. Mr. Starke
                                                                                             PHOTO]    began his investment career
See important Fund and index disclosures                                                               in 1983 and joined Invesco
later in this report.                                                                     Ltd. in 1992. He has been with the
                                                                                          international equity product since its
                                                                                          inception. Mr. Starke earned a B.B.A. from
                                                                                          the University of Georgia and an M.S. in
                                                                                          finance from Georgia State University.


5               AIM INTERNATIONAL CORE EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            Class C shares. The performance of the       taxes a shareholder would pay on Fund
comparable future results.                   Fund's other share classes will differ       distributions or sale of Fund shares.
                                             primarily due to different sales charge
   The performance data shown in the first   structures and class expenses and may be        Both charts above are logarithmic
chart above is that of the Fund's Investor   greater than or less than the performance    charts, which present the fluctuation in
Class shares. The performance of the         of the Fund's Class C shares. The data       the value of the Fund's share class and
Fund's other share classes will differ       shown in this chart includes reinvested      its indexes. We believe that a logarithmic
primarily due to different sales charge      distributions, applicable sales charges      chart is more effective than other types
structures and class expenses and may be     and Fund expenses including management       of charts in illustrating changes in value
greater than or less than the performance    fees. Index results include reinvested       during the early years shown in the chart.
of the Fund's Investor Class shares. The     dividends, but they do not reflect sales     The vertical axis, the one that indicates
data shown in this chart includes            charges.                                     the dollar value of an investment, is
reinvested distributions and Fund expenses                                                constructed with each segment representing
including management fees. Index results        Performance of an index of funds          a percent change in the value of the
include reinvested dividends.                reflects fund expenses and management        investment.
                                             fees; performance of a market index does
   The performance data shown in the         not. Performance shown in the charts and
second chart above is that of the Fund's     table does not reflect deduction of


6               AIM INTERNATIONAL CORE EQUITY FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- INVESTOR CLASS SHARES (OLDEST SHARE CLASS)
Fund data from 10/28/98, index data from 10/31/98

            AIM International                              Lipper
            Core Equity Fund-                           International
             Investor Class                            Large-Cap Core
  Date           Shares          MSCI EAFE Index(1)    Funds Index(1)

10/28/98          $10000
   10/98           10020               $10000              $10000
   11/98           10340                10512               10509
   12/98           10650                10927               10790
    1/99           10429                10895               10876
    2/99           10109                10635               10578
    3/99           10379                11079               10977
    4/99           10589                11528               11495
    5/99           10329                10934               11014
    6/99           10680                11361               11557
    7/99           10780                11698               11860
    8/99           10850                11741               11945
    9/99           10840                11859               11993
   10/99           11199                12303               12428
   11/99           11686                12731               13333
   12/99           13146                13873               14993
    1/00           12043                12992               14125
    2/00           12486                13342               15065
    3/00           12682                13859               15218
    4/00           12002                13130               14298
    5/00           11919                12809               14039
    6/00           12620                13310               14700
    7/00           12126                12752               14252
    8/00           12424                12862               14441
    9/00           11672                12236               13600
   10/00           11497                11947               13213
   11/00           11103                11499               12778
   12/00           11555                11908               13318
    1/01           11950                11902               13288
    2/01           11239                11009               12430
    3/01           10540                10276               11542
    4/01           11273                10990               12271
    5/01           11070                10602               11910
    6/01           10686                10168               11529
    7/01           10392                 9983               11210
    8/01           10200                 9730               10982
    9/01            9208                 8745                9859
   10/01            9228                 8969               10073
   11/01            9623                 9299               10450
   12/01            9668                 9354               10610
    1/02            9352                 8857               10105
    2/02            9566                 8920               10275
    3/02           10120                 9445               10815
    4/02           10391                 9464               10836
    5/02           10572                 9584               10963
    6/02           10154                 9203               10571
    7/02            9092                 8294                9477
    8/02            9160                 8275                9492
    9/02            8054                 7387                8488
   10/02            8303                 7784                8992
   11/02            8720                 8137                9399
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

  12/02             8529                 7863                9066
   1/03             8156                 7535                8652
   2/03             7930                 7362                8438
   3/03             7783                 7218                8255
   4/03             8461                 7925                9024
   5/03             8913                 8405                9548
   6/03             9026                 8608                9758
   7/03             9218                 8817                9996
   8/03             9388                 9030               10240
   9/03             9523                 9308               10437
  10/03             9998                 9888               11040
  11/03            10311                10108               11248
  12/03            11106                10898               12031
   1/04            11220                11052               12277
   2/04            11492                11307               12554
   3/04            11436                11370               12575
   4/04            11220                11113               12183
   5/04            11311                11151               12161
   6/04            11696                11395               12325
   7/04            11322                11025               11873
   8/04            11356                11074               11971
   9/04            11663                11363               12332
  10/04            12083                11751               12703
  11/04            12741                12553               13523
  12/04            13251                13104               14097
   1/05            12919                12864               13797
   2/05            13537                13419               14422
   3/05            13205                13082               14037
   4/05            12920                12775               13713
   5/05            12885                12781               13758
   6/05            12988                12950               13914
   7/05            13274                13347               14398
   8/05            13594                13685               14854
   9/05            14120                14294               15387
  10/05            13766                13877               14944
  11/05            14005                14216               15290
  12/05            14616                14878               16049
   1/06            15293                15791               17118
   2/06            15305                15756               17013
   3/06            15863                16275               17649
   4/06            16647                17053               18475
   5/06            16076                16391               17614
   6/06            16028                16389               17559
   7/06            16348                16552               17701
   8/06            16752                17007               18195
   9/06            16824                17033               18211
  10/06            17359                17696               18895
  11/06            17693                18224               19464
  12/06            18191                18796               20078
   1/07            18377                18924               20308
   2/07            18340                19076               20244
   3/07            18812                19563               20806
   4/07            19494                20431               21572
   5/07            19904                20790               22192
   6/07            19954                20815               22239
   7/07            19557                20509               21818
   8/07            19557                20188               21659
   9/07            20339                21268               22895
  10/07            21059                22104               23976
  11/07            20029                21377               23030
  12/07            19819                20896               22590
   1/08            18239                18966               20703
   2/08            17953                19237               20750
   3/08            17775                19035               20641
   4/08            18973                20068               21744
   5/08            19205                20264               22111
   6/08            17273                18606               20295
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   7/08            16905                18009               19520
   8/08            16578                17279               18631
   9/08            14810                14781               16220
  10/08            11906                11798               12785
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS C SHARES (OLDEST SHARE CLASS WITH SALES CHARGES)
Index data from 1/31/00, Fund data from 2/14/00

                                                           Lipper
            AIM International                           International
            Core Equity Fund-                          Large-Cap Core
  Date        Class C Shares     MSCI EAFE Index(1)    Funds Index(1)

 1/31/00                               $10000              $10000
    2/00          $10008                10269               10666
    3/00           10323                10667               10774
    4/00            9651                10106               10122
    5/00            9286                 9859                9939
    6/00           10141                10245               10407
    7/00            9635                 9815               10090
    8/00           10074                 9900               10224
    9/00            9452                 9418                9628
   10/00            9105                 9196                9354
   11/00            8955                 8851                9046
   12/00            9246                 9166                9428
    1/01            9455                 9161                9407
    2/01            9001                 8474                8800
    3/01            8420                 7909                8171
    4/01            9001                 8459                8687
    5/01            8819                 8160                8432
    6/01            8502                 7827                8162
    7/01            8257                 7684                7936
    8/01            8084                 7489                7775
    9/01            7303                 6731                6980
   10/01            7322                 6903                7132
   11/01            7621                 7158                7398
   12/01            7648                 7200                7512
    1/02            7394                 6818                7154
    2/02            7539                 6865                7274
    3/02            7984                 7270                7657
    4/02            8184                 7285                7672
    5/02            8302                 7377                7762
    6/02            7965                 7083                7484
    7/02            7121                 6384                6709
    8/02            7185                 6370                6720
    9/02            6322                 5686                6009
   10/02            6503                 5991                6366
   11/02            6812                 6263                6654
   12/02            6657                 6053                6419
    1/03            6348                 5800                6125
    2/03            6176                 5667                5974
    3/03            6058                 5555                5844
    4/03            6576                 6100                6389
    5/03            6930                 6469                6760
    6/03            7012                 6626                6908
    7/03            7157                 6786                7077
    8/03            7285                 6950                7250
    9/03            7384                 7164                7389
   10/03            7748                 7611                7816
   11/03            7987                 7780                7963
   12/03            8597                 8388                8517
    1/04            8688                 8507                8692
    2/04            8889                 8703                8888
    3/04            8844                 8752                8903
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

    4/04            8689                 8554                8625
    5/04            8752                 8583                8610
    6/04            9044                 8771                8726
    7/04            8753                 8486                8405
    8/04            8771                 8524                8475
    9/04            8999                 8746                8730
   10/04            9318                 9045                8993
   11/04            9819                 9662                9574
   12/04           10201                10086                9980
    1/05            9937                 9901                9768
    2/05           10411                10329               10210
    3/05           10146                10070                9938
    4/05            9927                 9833                9708
    5/05            9890                 9838                9740
    6/05            9964                 9968                9850
    7/05           10174                10274               10193
    8/05           10420                10533               10516
    9/05           10813                11002               10894
   10/05           10529                10681               10580
   11/05           10712                10942               10825
   12/05           11175                11451               11362
    1/06           11675                12155               12119
    2/06           11675                12128               12045
    3/06           12099                12527               12495
    4/06           12693                13126               13080
    5/06           12250                12616               12470
    6/06           12212                12615               12431
    7/06           12448                12740               12531
    8/06           12740                13090               12881
    9/06           12787                13111               12892
   10/06           13184                13620               13377
   11/06           13429                14027               13780
   12/06           13802                14468               14214
    1/07           13929                14566               14377
    2/07           13900                14683               14332
    3/07           14243                15058               14730
    4/07           14752                15726               15272
    5/07           15045                16002               15711
    6/07           15075                16022               15744
    7/07           14762                15786               15446
    8/07           14751                15539               15334
    9/07           15339                16370               16209
   10/07           15868                17014               16974
   11/07           15084                16454               16304
   12/07           14921                16084               15993
    1/08           13711                14598               14657
    2/08           13497                14807               14690
    3/08           13358                14651               14613
    4/08           14246                15447               15394
    5/08           14407                15597               15654
    6/08           12952                14321               14368
    7/08           12674                13862               13820
    8/08           12416                13300               13190
    9/08           11089                11377               11483
   10/08            8916                 9081                9051
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges
CLASS A SHARES
Inception (3/28/02)                  1.46%   CLASS A SHARES
 5 Years                             2.37    Inception (3/28/02)                  4.95%
 1 Year                            -46.57     5 Years                             7.96
                                              1 Year                            -31.10
CLASS B SHARES
Inception (3/28/02)                  1.73%   CLASS B SHARES
 5 Years                             2.46    Inception (3/28/02)                  5.22%
 1 Year                            -46.37     5 Years                             8.12
                                              1 Year                            -31.02
CLASS C SHARES
Inception (2/14/00)                 -1.31%   CLASS C SHARES
 5 Years                             2.85    Inception (2/14/00)                  1.21%
 1 Year                            -44.32     5 Years                             8.47
                                              1 Year                            -28.36
CLASS R SHARES
Inception (11/24/03)                 3.00%   CLASS R SHARES
 1 Year                            -43.55    Inception (11/24/03)                 7.78%
                                              1 Year                            -27.37
CLASS Y SHARES
10 Years                             1.74%   INVESTOR CLASS SHARES
 5 Years                             3.56    Inception (10/28/98)                 4.03%
 1 Year                            -43.44     5 Years                             9.23
                                              1 Year                            -27.19
INVESTOR CLASS SHARES                        ==========================================
Inception (10/28/98)                 1.76%
10 Years                             1.74
 5 Years                             3.56
 1 Year                            -43.44
==========================================

CLASS Y SHARES' INCEPTION DATE IS OCTOBER       THE TOTAL ANNUAL FUND OPERATING EXPENSE   WITHIN THE FIRST YEAR. CLASS Y SHARES AND
3, 2008; RETURNS SINCE THAT DATE ARE         RATIO SET FORTH IN THE MOST RECENT FUND      INVESTOR CLASS SHARES DO NOT HAVE A
ACTUAL RETURNS. ALL OTHER RETURNS ARE        PROSPECTUS AS OF THE DATE OF THIS REPORT     FRONT-END SALES CHARGE OR A CDSC;
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      FOR CLASS A, CLASS B, CLASS C, CLASS R,      THEREFORE, PERFORMANCE IS AT NET ASSET
PERFORMANCE AND RESTATED INVESTOR CLASS      CLASS Y AND INVESTOR CLASS SHARES WAS        VALUE.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      1.41%, 2.16%, 2.16%, 1.66%, 1.16% AND
THE INCEPTION DATE OF CLASS Y SHARES) AT     1.41%, RESPECTIVELY. THE EXPENSE RATIOS         THE PERFORMANCE OF THE FUND'S SHARE
NET ASSET VALUE. THE RESTATED INVESTOR       PRESENTED ABOVE MAY VARY FROM THE EXPENSE    CLASSES WILL DIFFER PRIMARILY DUE TO
CLASS SHARE PERFORMANCE REFLECTS THE RULE    RATIOS PRESENTED IN OTHER SECTIONS OF THIS   DIFFERENT SALES CHARGE STRUCTURES AND
12B-1 FEES APPLICABLE TO INVESTOR CLASS      REPORT THAT ARE BASED ON EXPENSES INCURRED   CLASS EXPENSES.
SHARES AS WELL AS ANY FEE WAIVERS OR         DURING THE PERIOD COVERED BY THIS REPORT.
EXPENSE REIMBURSEMENTS RECEIVED BY                                                           HAD THE ADVISOR NOT WAIVED FEES AND/OR
INVESTOR CLASS SHARES. INVESTOR CLASS           CLASS A SHARE PERFORMANCE REFLECTS THE    REIMBURSED EXPENSES IN THE PAST ON CLASS C
SHARES INCEPTION DATE IS OCTOBER 28, 1998.   MAXIMUM 5.50% SALES CHARGE, AND CLASS B      SHARES, PERFORMANCE WOULD HAVE BEEN LOWER.
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     APPLICABLE CONTINGENT DEFERRED SALES            A REDEMPTION FEE OF 2% WILL BE IMPOSED
PAST PERFORMANCE AND CANNOT GUARANTEE        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
COMPARABLE FUTURE RESULTS; CURRENT           CDSC ON CLASS B SHARES DECLINES FROM 5%      THE FUND WITHIN 31 DAYS OF PURCHASE.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   BEGINNING AT THE TIME OF PURCHASE TO 0% AT   EXCEPTIONS TO THE REDEMPTION FEE ARE
VISIT INVESCOAIM.COM FOR THE MOST RECENT     THE BEGINNING OF THE SEVENTH YEAR. THE       LISTED IN THE FUND'S PROSPECTUS.
MONTH-END PERFORMANCE. PERFORMANCE FIGURES   CDSC ON CLASS C SHARES IS 1% FOR THE FIRST
REFLECT REINVESTED DISTRIBUTIONS, CHANGES    YEAR AFTER PURCHASE. CLASS R SHARES DO NOT
IN NET ASSET VALUE AND THE EFFECT OF THE     HAVE A FRONT-END SALES CHARGE; RETURNS
MAXIMUM SALES CHARGE UNLESS OTHERWISE        SHOWN ARE AT NET ASSET VALUE AND DO NOT
STATED. INVESTMENT RETURN AND PRINCIPAL      REFLECT A 0.75% CDSC THAT MAY BE IMPOSED
VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE    ON A TOTAL REDEMPTION OF RETIREMENT PLAN
A GAIN OR LOSS WHEN YOU SELL SHARES.         ASSETS


7               AIM INTERNATIONAL CORE EQUITY FUND

AIM INTERNATIONAL CORE EQUITY FUND'S INVESTMENT OBJECTIVE IS TOTAL RETURN.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The MSCI EAFE--REGISTERED TRADEMARK--     o  The Chartered Financial
   previously established qualified plans       INDEX is a free float-adjusted market        Analyst--REGISTERED TRADEMARK--
   are eligible to purchase Class B shares      capitalization index that is designed        (CFA--REGISTERED TRADEMARK--)
   of any AIM fund.                             to measure developed market equity           designation is a globally recognized
                                                performance, excluding the U.S. and          standard for measuring the competence
o  Class R shares are available only to         Canada.                                      and integrity of investment
   certain retirement plans. Please see                                                      professionals.
   the prospectus for more information.      o  The LIPPER INTERNATIONAL LARGE-CAP CORE
                                                FUNDS INDEX is an equally weighted        o  The returns shown in management's
o  Class Y shares are available only to         representation of the largest funds in       discussion of Fund performance are
   certain investors. Please see the            the Lipper International Large-Cap Core      based on net asset values calculated
   prospectus for more information.             Funds category. These funds typically        for shareholder transactions. Generally
                                                have an average price-to-cash flow           accepted accounting principles require
o  All Investor Class shares are closed to      ratio, price-to-book ratio, and              adjustments to be made to the net
   new investors. Contact your financial        three-year sales-per-share growth            assets of the Fund at period end for
   advisor about purchasing our other           value, compared to the S&P/Citigroup         financial reporting purposes, and as
   share classes.                               World ex-U.S. BMI.                           such, the net asset values for
                                                                                             shareholder transactions and the
PRINCIPAL RISKS OF INVESTING IN THE FUND     o  The Fund is not managed to track the         returns based on those net asset values
                                                performance of any particular index,         may differ from the net asset values
o  Investing in developing countries can        including the indexes defined here, and      and returns reported in the Financial
   add additional risk, such as high rates      consequently, the performance of the         Highlights.
   of inflation or sharply devalued             Fund may deviate significantly from the
   currencies against the U.S. dollar.          performance of the indexes.               o  Industry classifications used in this
   Transaction costs are often higher, and                                                   report are generally according to the
   there may be delays in settlement         o  A direct investment cannot be made in        Global Industry Classification
   procedures.                                  an index. Unless otherwise indicated,        Standard, which was developed by and is
                                                index results include reinvested             the exclusive property and a service
o  Prices of equity securities change in        dividends, and they do not reflect           mark of MSCI Inc. and Standard &
   response to many factors, including the      sales charges. Performance of an index       Poor's.
   historical and prospective earnings of       of funds reflects fund expenses;
   the issuer, the value of its assets,         performance of a market index does not.
   general economic conditions, interest
   rates, investor perceptions and market
   liquidity.

o  Foreign securities have additional
   risks, including exchange rate changes,
   political and economic upheaval,
   relative lack of information,
   relatively low market liquidity, and
   the potential lack of strict financial
   and accounting controls and standards.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       IBVAX
=======================================================================================   Class B Shares                       IBVBX
                                                                                          Class C Shares                       IBVCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       IIBRX
                                                                                          Class Y Shares                       IBVYX
                                                                                          Investor Class Shares                IIBCX
                                                                                          ==========================================


8               AIM INTERNATIONAL CORE EQUITY FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                       SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-95.44%

AUSTRALIA-1.23%

BHP Billiton Ltd.                                       197,680    $  3,797,436
===============================================================================


BRAZIL-0.84%

Companhia Energetica de Minas Gerais S.A.-ADR            39,447         599,989
-------------------------------------------------------------------------------
Companhia Vale do Rio Doce-ADR                           35,080         460,250
-------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica S.A.-ADR               23,800         497,896
-------------------------------------------------------------------------------
Natura Cosmeticos S.A.                                   52,600         455,590
-------------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR                             21,765         585,261
===============================================================================
                                                                      2,598,986
===============================================================================


CANADA-1.11%

EnCana Corp.                                             67,500       3,416,174
===============================================================================


CHINA-0.28%

China COSCO Holdings Co. Ltd.-Class H                   430,000         234,723
-------------------------------------------------------------------------------
CNOOC Ltd.                                              775,800         635,400
===============================================================================
                                                                        870,123
===============================================================================


DENMARK-0.91%

Danske Bank A.S.                                        189,290       2,807,937
===============================================================================


EGYPT-0.10%

Orascom Telecom Holding S.A.E.-GDR                        9,858         308,725
===============================================================================


FINLAND-2.20%

Nokia Oyj                                               446,228       6,805,536
===============================================================================


FRANCE-8.71%

Credit Agricole S.A.                                    263,991       3,848,513
-------------------------------------------------------------------------------
Publicis Groupe(b)                                      175,888       3,956,277
-------------------------------------------------------------------------------
Sanofi-Aventis                                          147,121       9,267,680
-------------------------------------------------------------------------------
Societe Generale-ADR(b)                                 329,900       3,562,920
-------------------------------------------------------------------------------
Total S.A.-ADR                                          113,100       6,270,264
===============================================================================
                                                                     26,905,654
===============================================================================


GERMANY-4.52%

BASF S.E.                                               151,306       5,083,866
-------------------------------------------------------------------------------
Bayerische Motoren Werke AG                             127,995       3,312,800
-------------------------------------------------------------------------------
Commerzbank AG(b)                                       284,259       3,053,849
-------------------------------------------------------------------------------
E.ON AG                                                  65,528       2,500,694
===============================================================================
                                                                     13,951,209
===============================================================================


HONG KONG-2.24%

Cheung Kong (Holdings) Ltd.                             216,000       2,103,414
-------------------------------------------------------------------------------
Denway Motors Ltd.                                    2,064,000         504,256
-------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                  786,100       4,303,015
===============================================================================
                                                                      6,910,685
===============================================================================


HUNGARY-0.03%

OTP Bank Nyrt.(b)(c)                                      6,413         106,976
===============================================================================

INDIA-0.24%

Reliance Communications Ltd.                             57,200         258,830
-------------------------------------------------------------------------------
State Bank of India-GDR(b)                               10,650         489,900
===============================================================================
                                                                        748,730
===============================================================================


INDONESIA-0.20%

PT Astra International Tbk                              282,000         241,752
-------------------------------------------------------------------------------
PT Telekomunikasi Indonesia                             785,500         389,976
===============================================================================
                                                                        631,728
===============================================================================


ISRAEL-0.34%

Makhteshim-Agan Industries Ltd.                          89,400         338,905
-------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR                  16,600         711,808
===============================================================================
                                                                      1,050,713
===============================================================================


ITALY-1.62%

Eni S.p.A.-ADR(b)                                       103,900       4,992,395
===============================================================================


JAPAN-23.31%

Canon Inc.                                              194,500       6,692,533
-------------------------------------------------------------------------------
East Japan Railway Co.                                      445       3,161,962
-------------------------------------------------------------------------------
FUJIFILM Holdings Corp.                                 264,800       5,864,166
-------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.                  1,068,900       6,581,770
-------------------------------------------------------------------------------
Murata Manufacturing Co., Ltd.(b)                       134,000       4,643,545
-------------------------------------------------------------------------------
Nippon Telegraph and Telephone Corp.                        973       3,993,138
-------------------------------------------------------------------------------
Nissan Motor Co., Ltd.                                  553,900       2,897,033
-------------------------------------------------------------------------------
NOK Corp.(b)                                            247,300       2,404,394
-------------------------------------------------------------------------------
NTT DoCoMo, Inc.                                          3,400       5,393,885
-------------------------------------------------------------------------------
Seven & I Holdings Co., Ltd.                            132,600       3,713,493
-------------------------------------------------------------------------------
SMC Corp.(b)                                             79,800       7,621,302
-------------------------------------------------------------------------------
Sony Corp.-ADR                                          162,600       3,778,824
-------------------------------------------------------------------------------
Sumitomo Chemical Co., Ltd.                           1,248,000       3,782,595
-------------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.                           94,000       4,737,016
-------------------------------------------------------------------------------
Tokyo Electron Ltd.                                      92,700       3,064,408
-------------------------------------------------------------------------------
Toyota Motor Corp.                                       92,200       3,634,409
===============================================================================
                                                                     71,964,473
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INTERNATIONAL CORE EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------
MEXICO-0.24%

Cemex S.A.B. de C.V.-CPO(d)                             494,100    $    370,569
-------------------------------------------------------------------------------
Fomento Economico Mexicano, S.A.B. de C.V.-ADR           14,000         354,060
===============================================================================
                                                                        724,629
===============================================================================


NETHERLANDS-7.89%

Heineken N.V.(b)                                        245,922       8,297,534
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.             85,211       1,573,015
-------------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.-New
  York Shares                                           116,200       2,149,700
-------------------------------------------------------------------------------
TNT N.V.                                                245,968       5,149,048
-------------------------------------------------------------------------------
Unilever N.V.                                           298,928       7,205,657
===============================================================================
                                                                     24,374,954
===============================================================================


NORWAY-0.99%

StatoilHydro A.S.A.                                     153,300       3,065,594
===============================================================================


RUSSIA-0.39%

Evraz Group S.A.-GDR, REGS(e)                            14,550         226,796
-------------------------------------------------------------------------------
Gazprom-ADR                                              26,450         533,761
-------------------------------------------------------------------------------
LUKOIL-ADR                                               11,300         438,440
===============================================================================
                                                                      1,198,997
===============================================================================


SOUTH AFRICA-0.48%

Barloworld Ltd.                                          80,000         466,318
-------------------------------------------------------------------------------
Sasol Ltd.                                               12,500         374,331
-------------------------------------------------------------------------------
Standard Bank Group Ltd.                                 79,200         632,848
===============================================================================
                                                                      1,473,497
===============================================================================


SOUTH KOREA-0.90%

Daelim Industrial Co., Ltd.                              11,958         342,483
-------------------------------------------------------------------------------
Hyundai Motor Co.                                        11,538         530,142
-------------------------------------------------------------------------------
LG Electronics Inc.                                       5,640         417,254
-------------------------------------------------------------------------------
Lotte Shopping Co., Ltd.                                  2,400         331,716
-------------------------------------------------------------------------------
POSCO                                                     1,915         520,130
-------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                             1,514         632,894
===============================================================================
                                                                      2,774,619
===============================================================================


SPAIN-1.02%

Repsol YPF, S.A.-ADR                                    164,970       3,154,226
===============================================================================


SWEDEN-3.39%

Nordea Bank A.B.                                        271,693       2,178,011
-------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson-Class B               1,174,366       8,278,655
===============================================================================
                                                                     10,456,666
===============================================================================


SWITZERLAND-9.59%

Credit Suisse Group AG                                  157,700       6,016,923
-------------------------------------------------------------------------------
Holcim Ltd.(b)                                           57,921       3,301,098
-------------------------------------------------------------------------------
Novartis AG                                             107,755       5,449,422
-------------------------------------------------------------------------------
Swisscom AG                                              22,980       7,025,765
-------------------------------------------------------------------------------
Zurich Financial Services AG                             38,653       7,815,992
===============================================================================
                                                                     29,609,200
===============================================================================


TAIWAN-0.56%

AU Optronics Corp.-ADR                                   66,643         459,837
-------------------------------------------------------------------------------
Chinatrust Financial Holding Co. Ltd.                   982,113         284,187
-------------------------------------------------------------------------------
HTC Corp.                                                53,300         636,025
-------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-ADR          43,464         359,012
===============================================================================
                                                                      1,739,061
===============================================================================


THAILAND-0.22%

PTT PCL(f)                                              145,300         673,491
===============================================================================


TURKEY-0.10%

Turkiye Is Bankasi-Class C                              105,407         296,413
===============================================================================


UNITED KINGDOM-21.79%

BAE Systems PLC                                         463,940       2,602,941
-------------------------------------------------------------------------------
Barclays PLC                                          1,917,398       5,644,725
-------------------------------------------------------------------------------
BP PLC                                                  945,636       7,811,911
-------------------------------------------------------------------------------
Centrica PLC                                          1,021,678       5,020,509
-------------------------------------------------------------------------------
Diageo PLC                                              256,813       3,929,034
-------------------------------------------------------------------------------
GlaxoSmithKline PLC                                     365,440       7,037,178
-------------------------------------------------------------------------------
HSBC Holdings PLC-ADR                                   127,645       7,531,055
-------------------------------------------------------------------------------
Kingfisher PLC                                        2,034,568       3,731,345
-------------------------------------------------------------------------------
Morrison (William) Supermarkets PLC                     722,979       3,087,821
-------------------------------------------------------------------------------
National Grid PLC                                       641,269       7,278,633
-------------------------------------------------------------------------------
Reed Elsevier PLC                                             1               8
-------------------------------------------------------------------------------
Royal Dutch Shell PLC-ADR                               111,050       6,197,700
-------------------------------------------------------------------------------
Vodafone Group PLC                                    3,849,621       7,412,241
===============================================================================
                                                                     67,285,101
===============================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $389,354,351)                                          294,693,928
===============================================================================



PREFERRED STOCKS-0.10%

BRAZIL-0.10%

Banco Bradesco S.A., Pfd. (Cost $350,340)                24,996         290,482
===============================================================================



MONEY MARKET FUNDS-1.99%

Liquid Assets Portfolio-Institutional Class(g)        3,074,002       3,074,002
-------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(g)              3,074,003       3,074,003
===============================================================================
     Total Money Market Funds (Cost $6,148,005)                       6,148,005
===============================================================================
TOTAL INVESTMENTS (excluding investments purchased
  with cash collateral from securities on
  loan)-97.53% (Cost $395,852,696)                                  301,132,415
===============================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INTERNATIONAL CORE EQUITY FUND

                                                       SHARES          VALUE
-------------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES ON
  LOAN


MONEY MARKET FUNDS-3.61%

Liquid Assets Portfolio-Institutional Class (Cost
  $11,153,038)(g)(h)                                 11,153,038    $ 11,153,038
===============================================================================
TOTAL INVESTMENTS-101.14% (Cost $407,005,734)(i)                    312,285,453
===============================================================================
OTHER ASSETS LESS LIABILITIES-(1.14)%                                (3,522,526)
===============================================================================
NET ASSETS-100.00%                                                 $308,762,927
_______________________________________________________________________________
===============================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
CPO    - Certificates of Ordinary Participation
GDR    - Global Depositary Receipt
Pfd.   - Preferred
REGS   - Regulation S


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   All or a portion of this security was out on loan at October 31, 2008.
(c)   Non-income producing security.
(d)   Each unit represents two Series A shares and one Series B share.
(e) Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2008 represented 0.07% of the Fund's Net Assets.
(f) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at October 31, 2008 represented 0.22% of the Fund's Net Assets. See Note 1A.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 1J.
(i) A majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INTERNATIONAL CORE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $389,704,691)*                          $294,984,410
------------------------------------------------------
Investments in affiliated money market
  funds, at value and cost                  17,301,043
======================================================
     Total investments (Cost
       $407,005,734)                       312,285,453
======================================================
Foreign currencies, at value (Cost
  $3,050,732)                                2,968,368
------------------------------------------------------
Receivables for:
  Investments sold                          15,293,939
------------------------------------------------------
  Fund shares sold                           1,190,455
------------------------------------------------------
  Dividends                                  1,452,238
------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans             32,403
------------------------------------------------------
Other assets                                    30,854
======================================================
     Total assets                          333,253,710
______________________________________________________
======================================================


LIABILITIES:

Payables for:
  Investments purchased                      2,765,446
------------------------------------------------------
  Fund shares reacquired                    10,244,361
------------------------------------------------------
  Collateral upon return of securities
     loaned                                 11,153,038
------------------------------------------------------
  Accrued fees to affiliates                   118,048
------------------------------------------------------
  Accrued other operating expenses             146,407
------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              63,483
======================================================
     Total liabilities                      24,490,783
======================================================
Net assets applicable to shares
  outstanding                             $308,762,927
______________________________________________________
======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest             $420,311,758
------------------------------------------------------
Undistributed net investment income         11,480,157
------------------------------------------------------
Undistributed net realized gain (loss)     (28,118,945)
------------------------------------------------------
Unrealized appreciation (depreciation)     (94,910,043)
======================================================
                                          $308,762,927
______________________________________________________
======================================================



NET ASSETS:

Class A                                   $ 45,099,892
______________________________________________________
======================================================
Class B                                   $ 10,873,456
______________________________________________________
======================================================
Class C                                   $ 21,323,364
______________________________________________________
======================================================
Class R                                   $  2,076,755
______________________________________________________
======================================================
Class Y                                   $    185,081
______________________________________________________
======================================================
Investor Class                            $ 19,710,111
______________________________________________________
======================================================
Institutional Class                       $209,494,268
______________________________________________________
======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      5,223,417
______________________________________________________
======================================================
Class B                                      1,273,955
______________________________________________________
======================================================
Class C                                      2,561,144
______________________________________________________
======================================================
Class R                                        241,272
______________________________________________________
======================================================
Class Y                                         21,147
______________________________________________________
======================================================
Investor Class                               2,251,576
______________________________________________________
======================================================
Institutional Class                         24,077,919
______________________________________________________
======================================================
Class A:
  Net asset value per share               $       8.63
------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $8.63 divided
       by 94.50%)                         $       9.13
______________________________________________________
======================================================
Class B:
  Net asset value and offering price
     per share                            $       8.54
______________________________________________________
======================================================
Class C:
  Net asset value and offering price
     per share                            $       8.33
______________________________________________________
======================================================
Class R:
  Net asset value and offering price
     per share                            $       8.61
______________________________________________________
======================================================
Class Y:
  Net asset value and offering price
     per share                            $       8.75
______________________________________________________
======================================================
Investor Class:
  Net asset value and offering price
     per share                            $       8.75
______________________________________________________
======================================================
Institutional Class:
  Net asset value and offering price
     per share                            $       8.70
______________________________________________________
======================================================



* At October 31, 2008, securities with an aggregate value of $10,983,389 were on loan to brokers.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INTERNATIONAL CORE EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $1,760,036)                         $  17,757,372
------------------------------------------------------------------------------------------------
Dividends from affiliated money market funds (includes securities lending income
  of $471,334)                                                                           911,232
================================================================================================
     Total investment income                                                          18,668,604
================================================================================================


EXPENSES:

Advisory fees                                                                          3,887,442
------------------------------------------------------------------------------------------------
Administrative services fees                                                             170,574
------------------------------------------------------------------------------------------------
Custodian fees                                                                           187,709
------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                193,460
------------------------------------------------------------------------------------------------
  Class B                                                                                231,020
------------------------------------------------------------------------------------------------
  Class C                                                                                390,066
------------------------------------------------------------------------------------------------
  Class R                                                                                 17,133
------------------------------------------------------------------------------------------------
  Investor Class                                                                          81,972
------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R, Y and Investor                                        570,050
------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       6,918
------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                 29,943
------------------------------------------------------------------------------------------------
Other                                                                                    298,961
================================================================================================
     Total expenses                                                                    6,065,248
================================================================================================
Less:  Fees waived, expenses reimbursed and expense offset arrangement(s)                (38,432)
================================================================================================
     Net expenses                                                                      6,026,816
================================================================================================
Net investment income                                                                 12,641,788
================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities (net of foreign taxes of $68,708)                            (24,605,884)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                  (1,006,806)
================================================================================================
                                                                                     (25,612,690)
================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities (net of foreign taxes on holdings of $238,062)              (249,202,614)
------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (181,823)
================================================================================================
                                                                                    (249,384,437)
================================================================================================
Net realized and unrealized gain (loss)                                             (274,997,127)
================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(262,355,339)
________________________________________________________________________________________________
================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INTERNATIONAL CORE EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                 2008            2007
---------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                     $  12,641,788    $  8,874,996
---------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (25,612,690)     48,137,852
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                       (249,384,437)     46,550,005
=========================================================================================================
     Net increase (decrease) in net assets resulting from operations         (262,355,339)    103,562,853
=========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                      (1,010,463)     (1,798,478)
---------------------------------------------------------------------------------------------------------
  Class B                                                                        (116,149)       (254,290)
---------------------------------------------------------------------------------------------------------
  Class C                                                                        (190,541)       (355,963)
---------------------------------------------------------------------------------------------------------
  Class R                                                                         (35,689)        (47,445)
---------------------------------------------------------------------------------------------------------
  Investor Class                                                                 (445,058)       (650,769)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (6,488,116)     (4,195,321)
=========================================================================================================
     Total distributions from net investment income                            (8,286,016)     (7,302,266)
=========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                      (7,093,976)     (3,441,389)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (2,367,978)       (918,917)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (3,884,583)     (1,286,326)
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (320,786)       (107,574)
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               (3,124,071)     (1,245,248)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (30,160,311)     (5,950,013)
=========================================================================================================
     Total distributions from net realized gains                              (46,951,705)    (12,949,467)
=========================================================================================================
Share transactions-net:
  Class A                                                                      (4,997,804)    (36,808,747)
---------------------------------------------------------------------------------------------------------
  Class B                                                                      (7,914,020)     (3,979,276)
---------------------------------------------------------------------------------------------------------
  Class C                                                                      (5,450,831)        483,898
---------------------------------------------------------------------------------------------------------
  Class R                                                                        (127,497)        136,060
---------------------------------------------------------------------------------------------------------
  Class Y                                                                         220,834              --
---------------------------------------------------------------------------------------------------------
  Investor Class                                                               (4,636,476)     (6,878,996)
---------------------------------------------------------------------------------------------------------
  Institutional Class                                                          15,254,153     161,884,459
=========================================================================================================
     Net increase (decrease) in net assets resulting from share
       transactions                                                            (7,651,641)    114,837,398
=========================================================================================================
     Net increase (decrease) in net assets                                   (325,244,701)    198,148,518
_________________________________________________________________________________________________________
=========================================================================================================


NET ASSETS:

Beginning of year                                                             634,007,628     435,859,110
=========================================================================================================
End of year (includes undistributed net investment income of $11,480,157
  and $8,208,638, respectively)                                             $ 308,762,927    $634,007,628
_________________________________________________________________________________________________________
=========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM INTERNATIONAL CORE EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Core Equity Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is total return.

  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.



A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.


15        AIM INTERNATIONAL CORE EQUITY FUND

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.


16        AIM INTERNATIONAL CORE EQUITY FUND

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and
      (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                           0.75%
-------------------------------------------------------------------
Next $500 million                                            0.65%
-------------------------------------------------------------------
From $1 billion                                              0.55%
-------------------------------------------------------------------
From $2 billion                                              0.45%
-------------------------------------------------------------------
From $4 billion                                              0.40%
-------------------------------------------------------------------
From $6 billion                                              0.375%
-------------------------------------------------------------------
Over $8 billion                                              0.35%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  The Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $17,270. At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $7,216.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with

17        AIM INTERNATIONAL CORE EQUITY FUND
respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $28,866 in front-end sales commissions from the sale of Class A shares and $19, $25,907, $2,253 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $13,946.

NOTE 4--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund. During the year ended October 31, 2008, the Fund paid legal fees of $3,966 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                 2008            2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                              $13,490,254     $ 7,302,266
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                        41,747,467      12,949,467
========================================================================================================
Total distributions                                                          $55,237,721     $20,251,733
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $  11,550,263
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                           (102,356,527)
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                         (189,763)
------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (70,106)
------------------------------------------------------------------------------------------------
Capital loss carryforward                                                            (20,482,698)
------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                        420,311,758
================================================================================================
Total net assets                                                                   $ 308,762,927
________________________________________________________________________________________________
================================================================================================





18        AIM INTERNATIONAL CORE EQUITY FUND

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                   $20,482,698
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $193,702,777 and $238,846,227, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $  15,488,838
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (117,845,365)
================================================================================================
Net unrealized appreciation (depreciation)of investment securities                 $(102,356,527)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $414,641,980.


NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, foreign currency transactions, distributions and foreign capital gain tax reclassification on October 31, 2008, undistributed net investment income was decreased by $1,084,253, undistributed net realized gain (loss) was increased by $1,093,805 and shares of beneficial interest decreased by $9,552. This reclassification had no effect on the net assets of the Fund.


19        AIM INTERNATIONAL CORE EQUITY FUND

NOTE 9--SHARE INFORMATION


                                                Summary of Share Activity
------------------------------------------------------------------------------------------------------------------------
                                                                                Year ended October 31,
                                                             -----------------------------------------------------------
                                                                       2008(a)                           2007
                                                             ---------------------------     ---------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,258,513     $ 15,391,387      1,666,371     $ 25,586,988
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       195,522        2,626,561        417,879        6,375,636
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       413,950        5,368,044        609,993        9,091,270
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        87,512        1,134,582         90,603        1,370,606
------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                     21,147          220,834             --               --
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                221,379        3,011,516        503,651        7,714,028
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         2,334,532       31,993,859     10,754,022      164,159,007
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       540,511        7,691,470        347,103        5,005,221
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       165,714        2,346,512         76,591        1,099,843
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       266,194        3,676,142        104,895        1,471,676
------------------------------------------------------------------------------------------------------------------------
  Class R                                                        25,086          356,475         10,757          155,018
------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                243,237        3,507,479        127,008        1,854,317
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         2,570,016       36,648,427        701,614       10,145,334
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       348,838        4,453,923        240,372        3,684,068
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (351,740)      (4,453,923)      (242,298)      (3,684,068)
========================================================================================================================
Reacquired:(c)
  Class A(b)                                                 (2,707,360)     (32,534,584)    (4,707,002)     (71,085,024)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (700,875)      (8,433,170)      (512,615)      (7,770,687)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                    (1,218,068)     (14,495,017)      (683,859)     (10,079,048)
------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (127,697)      (1,618,554)       (92,184)      (1,389,564)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (830,023)     (11,155,471)    (1,070,467)     (16,447,341)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        (4,833,881)     (53,388,133)      (785,070)     (12,419,882)
========================================================================================================================
  Net increase (decrease) in share activity                  (2,077,493)    $ (7,651,641)     7,557,364     $114,837,398
________________________________________________________________________________________________________________________
========================================================================================================================



(a) 67% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

CLASS                                                                         SHARES       AMOUNT
--------------------------------------------------------------------------------------------------
  Class Y                                                                     20,128     $ 210,334
--------------------------------------------------------------------------------------------------
  Class A                                                                     (8,830)      (91,033)
--------------------------------------------------------------------------------------------------
  Investor Class                                                             (11,416)     (119,301)
__________________________________________________________________________________________________
==================================================================================================




(c) Net of redemption fees of $3,240 and $10,733 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


20        AIM INTERNATIONAL CORE EQUITY FUND

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                  NET GAINS
                                                   (LOSSES)
                         NET ASSET              ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                           VALUE,       NET         (BOTH      TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                         BEGINNING  INVESTMENT   REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                         OF PERIOD   INCOME(a)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(b)
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08        $16.77      $0.28        $(7.01)      $(6.73)     $(0.18)       $(1.23)        $(1.41)       $ 8.63
Year ended 10/31/07         14.44       0.22          2.75         2.97       (0.22)        (0.42)         (0.64)        16.77
Year ended 10/31/06         11.90       0.25          2.77         3.02       (0.10)        (0.38)         (0.48)        14.44
Year ended 10/31/05         10.52       0.14          1.32         1.46       (0.08)           --          (0.08)        11.90
Year ended 10/31/04          8.74       0.09          1.72         1.81       (0.03)           --          (0.03)        10.52
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08         16.58       0.18         (6.93)       (6.75)      (0.06)        (1.23)         (1.29)         8.54
Year ended 10/31/07         14.30       0.11          2.71         2.82       (0.12)        (0.42)         (0.54)        16.58
Year ended 10/31/06         11.79       0.14          2.76         2.90       (0.01)        (0.38)         (0.39)        14.30
Year ended 10/31/05         10.43       0.06          1.31         1.37       (0.01)           --          (0.01)        11.79
Year ended 10/31/04          8.72       0.02          1.71         1.73       (0.02)           --          (0.02)        10.43
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08         16.21       0.18         (6.77)       (6.59)      (0.06)        (1.23)         (1.29)         8.33
Year ended 10/31/07         13.98       0.11          2.66         2.77       (0.12)        (0.42)         (0.54)        16.21
Year ended 10/31/06         11.54       0.14          2.69         2.83       (0.01)        (0.38)         (0.39)        13.98
Year ended 10/31/05         10.22       0.06          1.28         1.34       (0.02)           --          (0.02)        11.54
Year ended 10/31/04          8.53       0.04          1.67         1.71       (0.02)           --          (0.02)        10.22
---------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08         16.72       0.24         (6.98)       (6.74)      (0.14)        (1.23)         (1.37)         8.61
Year ended 10/31/07         14.40       0.18          2.74         2.92       (0.18)        (0.42)         (0.60)        16.72
Year ended 10/31/06         11.87       0.21          2.77         2.98       (0.07)        (0.38)         (0.45)        14.40
Year ended 10/31/05         10.51       0.12          1.31         1.43       (0.07)           --          (0.07)        11.87
Year ended 10/31/04(f)       8.90       0.08          1.56         1.64       (0.03)           --          (0.03)        10.51
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)      10.45       0.01         (1.71)       (1.70)         --            --             --          8.75
---------------------------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08         16.98       0.28         (7.10)       (6.82)      (0.18)        (1.23)         (1.41)         8.75
Year ended 10/31/07         14.61       0.23          2.78         3.01       (0.22)        (0.42)         (0.64)        16.98
Year ended 10/31/06         12.04       0.25          2.80         3.05       (0.10)        (0.38)         (0.48)        14.61
Year ended 10/31/05         10.64       0.15          1.33         1.48       (0.08)           --          (0.08)        12.04
Year ended 10/31/04          8.83       0.09          1.75         1.84       (0.03)           --          (0.03)        10.64
---------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08         16.89       0.35         (7.05)       (6.70)      (0.26)        (1.23)         (1.49)         8.70
Year ended 10/31/07         14.54       0.31          2.75         3.06       (0.29)        (0.42)         (0.71)        16.89
Year ended 10/31/06         11.97       0.33          2.78         3.11       (0.16)        (0.38)         (0.54)        14.54
Year ended 10/31/05         10.56       0.21          1.32         1.53       (0.12)           --          (0.12)        11.97
Year ended 10/31/04(f)       9.78       0.09          0.69         0.78          --            --             --         10.56
_________________________________________________________________________________________________________________________________
=================================================================================================================================

                                                        RATIO OF          RATIO OF
                                                        EXPENSES          EXPENSES     RATIO OF NET
                                                       TO AVERAGE      TO AVERAGE NET   INVESTMENT
                                                       NET ASSETS      ASSETS WITHOUT     INCOME
                                      NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS     TO AVERAGE
                           TOTAL     END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES       NET       PORTFOLIO
                         RETURN(c)  (000S OMITTED)      ABSORBED          ABSORBED        ASSETS     TURNOVER(d)
----------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08        (43.45)%    $ 45,100           1.45%(e)          1.45%(e)       2.13%(e)       38%
Year ended 10/31/07         21.26        96,961           1.41              1.41           1.46           27
Year ended 10/31/06         26.12       118,943           1.52              1.52           1.88           21
Year ended 10/31/05         13.89        90,022           1.56              1.56           1.20           21
Year ended 10/31/04         20.78        60,603           1.84              1.86           0.94           69
----------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08        (43.79)       10,873           2.20(e)           2.20(e)        1.38(e)        38
Year ended 10/31/07         20.25        32,592           2.16              2.16           0.71           27
Year ended 10/31/06         25.28        31,818           2.27              2.27           1.13           21
Year ended 10/31/05         13.11        28,785           2.25              2.25           0.51           21
Year ended 10/31/04         19.92        23,812           2.53              2.57           0.25           69
----------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08        (43.80)       21,323           2.20(e)           2.20(e)        1.38(e)        38
Year ended 10/31/07         20.36        50,234           2.16              2.16           0.71           27
Year ended 10/31/06         25.22        42,906           2.27              2.27           1.13           21
Year ended 10/31/05         13.11        38,108           2.25              2.25           0.51           21
Year ended 10/31/04         20.13        36,490           2.41              2.46           0.37           69
----------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08        (43.55)        2,077           1.70(e)           1.70(e)        1.88(e)        38
Year ended 10/31/07         20.97         4,286           1.66              1.66           1.21           27
Year ended 10/31/06         25.86         3,560           1.77              1.77           1.63           21
Year ended 10/31/05         13.64         2,622           1.75              1.75           1.01           21
Year ended 10/31/04(f)      18.49         2,118           1.91(g)           1.93(g)        0.87(g)        69
----------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended 10/31/08(f)     (16.27)          185           1.30(e)(g)        1.30(e)(g)     2.28(e)(g)     38
----------------------------------------------------------------------------------------------------------------
INVESTOR CLASS
Year ended 10/31/08        (43.44)       19,710           1.45(e)           1.45(e)        2.13(e)        38
Year ended 10/31/07         21.29        44,428           1.41              1.41           1.46           27
Year ended 10/31/06         26.11        44,674           1.52              1.52           1.88           21
Year ended 10/31/05         13.92        46,988           1.50              1.50           1.26           21
Year ended 10/31/04         20.84        44,345           1.84              1.89           0.94           69
----------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08        (43.08)      209,494           0.87(e)           0.87(e)        2.71(e)        38
Year ended 10/31/07         21.89       405,507           0.88              0.88           1.99           27
Year ended 10/31/06         26.86       193,959           0.95              0.95           2.45           21
Year ended 10/31/05         14.53        73,018           0.98              0.98           1.78           21
Year ended 10/31/04(f)       7.97        16,421           1.07(g)           1.07(g)        1.71(g)        69
________________________________________________________________________________________________________________
================================================================================================================




(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $77,384, $23,102, $39,007, $3,427, $184, $32,789 and $345,424 for Class A, Class B,
     Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f) Class R, Class Y and Institutional Class shares commenced on November 24, 2003, October 3, 2008 and April 30, 2004, respectively.
(g)  Annualized.


21        AIM INTERNATIONAL CORE EQUITY FUND

NOTE 11 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES



  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


22        AIM INTERNATIONAL CORE EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Core Equity Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




23        AIM INTERNATIONAL CORE EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
     Class A        $1,000.00       $627.60        $6.01       $1,017.75       $ 7.46       1.47%
---------------------------------------------------------------------------------------------------
     Class B         1,000.00        626.10         9.07        1,013.98        11.24       2.22
---------------------------------------------------------------------------------------------------
     Class C         1,000.00        625.80         9.07        1,013.98        11.24       2.22
---------------------------------------------------------------------------------------------------
     Class R         1,000.00        627.50         7.04        1,016.49         8.72       1.72
---------------------------------------------------------------------------------------------------
     Class Y         1,000.00        837.30         0.95        1,018.60         6.60       1.30
---------------------------------------------------------------------------------------------------
 Investor Class      1,000.00        627.70         6.01        1,017.75         7.46       1.47
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 3, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


24        AIM INTERNATIONAL CORE EQUITY FUND

Supplement to Annual Report dated 10/31/08

AIM INTERNATIONAL CORE EQUITY FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    A redemption fee of 2% will be imposed
                                             For periods ended 10/31/08                   on certain redemptions or exchanges out of
The following information has been                                                        the Fund within 31 days of purchase.
prepared to provide Institutional Class      Inception (4/30/04)                  1.90%   Exceptions to the redemption fee are
shareholders with a performance overview      1 Year                            -43.08    listed in the Fund's prospectus.
specific to their holdings. Institutional    ==========================================
Class shares are offered exclusively to                                                      Please note that past performance is
institutional investors, including defined   ==========================================   not indicative of future results. More
contribution plans that meet certain         AVERAGE ANNUAL TOTAL RETURNS                 recent returns may be more or less than
criteria.                                    For periods ended 9/30/08, most recent       those shown. All returns assume
                                             calendar quarter-end                         reinvestment of distributions at NAV.
                                                                                          Investment return and principal value will
                                             Inception (4/30/04)                  7.07%   fluctuate so your shares, when redeemed,
                                              1 Year                            -26.77    may be worth more or less than their
                                             ==========================================   original cost. See full report for
                                                                                          information on comparative benchmarks.
                                             Institutional Class shares have no sales     Please consult your Fund prospectus for
                                             charge; therefore, performance is at net     more information. For the most current
                                             asset value (NAV). Performance of            month-end performance, please call 800 451
                                             Institutional Class shares will differ       4246 or visit invescoaim.com.
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating expense
                                             ratio set forth in the most recent Fund
                                             prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 0.87%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

==========================================
NASDAQ SYMBOL                        IBVIX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                  [INVESCO AIM LOGO]
invescoaim.com   I-ICE-INS-1   Invesco Aim Distributors, Inc.                                                     -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $630.00        $3.61       $1,020.71       $4.47        0.88%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INTERNATIONAL CORE EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     regarding the AIM Funds prepared by an       the result of years of review and
International Mutual Funds is required       independent company, Lipper, Inc.            negotiation between the Trustees and
under the Investment Company Act of 1940     (Lipper), under the direction and            Invesco Aim, that the Trustees may focus
to approve annually the renewal of the AIM   supervision of the independent Senior        to a greater extent on certain aspects of
International Core Equity Fund's (the        Officer who also prepares a separate         these arrangements in some years than in
Fund) investment advisory agreement with     analysis of this information for the         others, and that the Trustees'
Invesco Aim Advisors, Inc. (Invesco Aim).    Trustees. Each Sub-Committee then makes      deliberations and conclusions in a
During contract renewal meetings held on     recommendations to the Investments           particular year may be based in part on
June 18-19, 2008, the Board as a whole and   Committee regarding the performance, fees    their deliberations and conclusions of
the disinterested or "independent"           and expenses of their assigned funds. The    these same arrangements throughout the
Trustees, voting separately, approved the    Investments Committee considers each         year and in prior years.
continuance of the Fund's investment         Sub-Committee's recommendations and makes
advisory agreement for another year,         its own recommendations regarding the        FACTORS AND CONCLUSIONS AND SUMMARY OF
effective July 1, 2008. In doing so, the     performance, fees and expenses of the AIM    INDEPENDENT WRITTEN FEE EVALUATION
Board determined that the Fund's             Funds to the full Board. The Investments
investment advisory agreement is in the      Committee also considers each                   The discussion below serves as a
best interests of the Fund and its           SubCommittee's recommendations in making     summary of the Senior Officer's
shareholders and that the compensation to    its annual recommendation to the Board       independent written evaluation with
Invesco Aim under the Fund's investment      whether to approve the continuance of each   respect to the Fund's investment advisory
advisory agreement is fair and reasonable.   AIM Fund's investment advisory agreement     agreement as well as a discussion of the
                                             and sub-advisory agreements for another      material factors and related conclusions
   The independent Trustees met separately   year.                                        that formed the basis for the Board's
during their evaluation of the Fund's                                                     approval of the Fund's investment advisory
investment advisory agreement with              The independent Trustees are assisted     agreement and sub-advisory agreements.
independent legal counsel from whom they     in their annual evaluation of the Fund's     Unless otherwise stated, information set
received independent legal advice, and the   investment advisory agreement by the         forth below is as of June 19, 2008 and
independent Trustees also received           independent Senior Officer. One              does not reflect any changes that may have
assistance during their deliberations from   responsibility of the Senior Officer is to   occurred since that date, including but
the independent Senior Officer, a            manage the process by which the AIM Funds'   not limited to changes to the Fund's
full-time officer of the AIM Funds who       proposed management fees are negotiated      performance, advisory fees, expense
reports directly to the independent          during the annual contract renewal process   limitations and/or fee waivers.
Trustees.                                    to ensure that they are negotiated in a
                                             manner that is at arms' length and           I. Investment Advisory Agreement
THE BOARD'S FUND EVALUATION PROCESS          reasonable. Accordingly, the Senior
                                             Officer must either supervise a                 A. Nature, Extent and Quality of
The Board's Investments Committee has        competitive bidding process or prepare an          Services Provided by Invesco Aim
established three Sub-Committees that are    independent written evaluation. The Senior
responsible for overseeing the management    Officer has recommended that an              The Board reviewed the advisory services
of a number of the series portfolios of      independent written evaluation be provided   provided to the Fund by Invesco Aim under
the AIM Funds. This Sub-Committee            and, at the direction of the Board, has      the Fund's investment advisory agreement,
structure permits the Trustees to focus on   prepared an independent written              the performance of Invesco Aim in
the performance of the AIM Funds that have   evaluation.                                  providing these services, and the
been assigned to them. The Sub-Committees                                                 credentials and experience of the officers
meet throughout the year to review the          During the annual contract renewal        and employees of Invesco Aim who provide
performance of their assigned funds, and     process, the Board considered the factors    these services. The Board's review of the
the Sub-Committees review monthly and        discussed below under the heading "Factors   qualifications of Invesco Aim to provide
quarterly comparative performance            and Conclusions and Summary of Independent   these services included the Board's
information and periodic asset flow data     Written Fee Evaluation" in evaluating the    consideration of Invesco Aim's portfolio
for their assigned funds. These materials    fairness and reasonableness of the Fund's    and product review process, various back
are prepared under the direction and         investment advisory agreement and            office support functions provided by
supervision of the independent Senior        sub-advisory agreements at the contract      Invesco Aim and its affiliates, and
Officer. Over the course of each year, the   renewal meetings and at their meetings       Invesco Aim's equity and fixed income
Sub-Committees meet with portfolio           throughout the year as part of their         trading operations. The Board concluded
managers for their assigned funds and        ongoing oversight of the Fund. The Fund's    that the nature, extent and quality of the
other members of management and review       investment advisory agreement and            advisory services provided to the Fund by
with these individuals the performance,      sub-advisory agreements were considered      Invesco Aim were appropriate and that
investment objective(s), policies,           separately, although the Board also          Invesco Aim currently is providing
strategies and limitations of these funds.   considered the common interests of all of    satisfactory advisory services in
                                             the AIM Funds in their deliberations. The    accordance with the terms of the Fund's
   In addition to their meetings             Board considered all of the information      investment advisory agreement. In
throughout the year, the Sub-Committees      provided to them and did not identify any    addition, based on their ongoing meetings
meet at designated contract renewal          particular factor that was controlling.      throughout the year with the Fund's
meetings each year to conduct an in-depth    Each Trustee may have evaluated the          portfolio manager or managers, the Board
review of the performance, fees and          information provided differently from one    concluded that these individuals are
expenses of their assigned funds. During     another and attributed different weight to   competent and able to continue to carry
the contract renewal process, the Trustees   the various factors. The Trustees            out their responsibilities under the
receive comparative performance and fee      recognized that the advisory arrangements    Fund's investment advisory agreement.
data                                         and resulting advisory fees for the Fund
                                             and the other AIM Funds are                     In determining whether to continue the
                                                                                          Fund's investment advisory agreement, the
                                                                                          Board considered the prior relationship
                                                                                          between Invesco Aim and the

                                                                                                                           continued


25              AIM INTERNATIONAL CORE EQUITY FUND

Fund, as well as the Board's knowledge of    change their conclusions.                       D. Economies of Scale and Breakpoints
Invesco Aim's operations, and concluded
that it was beneficial to maintain the          C. Advisory Fees and Fee Waivers          The Board considered the extent to which
current relationship, in part, because of                                                 there are economies of scale in Invesco
such knowledge. The Board also considered    The Board compared the Fund's contractual    Aim's provision of advisory services to
the steps that Invesco Aim and its           advisory fee rate to the contractual         the Fund. The Board also considered
affiliates have taken over the last          advisory fee rates of funds in the Fund's    whether the Fund benefits from such
several years to improve the quality and     Lipper expense group that are not managed    economies of scale through contractual
efficiency of the services they provide to   by Invesco Aim, at a common asset level      breakpoints in the Fund's advisory fee
the AIM Funds in the areas of investment     and as of the end of the past calendar       schedule or through advisory fee waivers
performance, product line diversification,   year. The Board noted that the Fund's        or expense limitations. The Board noted
distribution, fund operations, shareholder   contractual advisory fee rate was below      that the Fund's contractual advisory fee
services and compliance. The Board           the median contractual advisory fee rate     schedule includes six breakpoints and that
concluded that the quality and efficiency    of funds in its expense group. The Board     the level of the Fund's advisory fees, as
of the services Invesco Aim and its          also reviewed the methodology used by        a percentage of the Fund's net assets, has
affiliates provide to the AIM Funds in       Lipper in determining contractual fee        decreased as net assets increased because
each of these areas generally have           rates.                                       of the breakpoint. Based on this
improved, and support the Board's approval                                                information, the Board concluded that the
of the continuance of the Fund's                The Board also compared the Fund's        Fund's advisory fees appropriately reflect
investment advisory agreement.               effective fee rate (the advisory fee after   economies of scale at current asset
                                             any advisory fee waivers and before any      levels. The Board also noted that the Fund
   B. Fund Performance                       expense limitations/waivers) to the          shares directly in economies of scale
                                             advisory fees fee rates of other clients     through lower fees charged by third party
The Board compared the Fund's performance    of Invesco Aim and its affiliates with       service providers based on the combined
during the past one, three and five          investment strategies comparable to those    size of all of the AIM Funds and
calendar years to the performance of funds   of the Fund, including one mutual fund       affiliates.
in the Fund's performance group that are     sub-advised by an Invesco Aim affiliate.
not managed by Invesco Aim, and against      The Board noted that the Fund's rate was        E. Profitability and Financial
the performance of all funds in the Lipper   above the sub-advisory fee rate for the            Resources of Invesco Aim
International Large-Cap Core Funds Index.    sub-advised mutual fund.
The Board also reviewed the criteria used                                                 The Board reviewed information from
by Invesco Aim to identify the funds in         Additionally, the Board compared the      Invesco Aim concerning the costs of the
the Fund's performance group for inclusion   Fund's effective fee rate to the total       advisory and other services that Invesco
in the Lipper reports. The Board noted       advisory fees paid by numerous separately    Aim and its affiliates provide to the Fund
that the Fund's performance was in the       managed accounts/wrap accounts advised by    and the profitability of Invesco Aim and
fifth quintile of its performance group      Invesco Aim affiliates. The Board noted      its affiliates in providing these
for the one and three year periods and the   that the Fund's rate was generally above     services. The Board also reviewed
fourth quintile for the five year period     the rates for the separately managed         information concerning the financial
(the first quintile being the best           accounts/wrap accounts. The Board            condition of Invesco Aim and its
performing funds and the fifth quin-tile     considered that management of the            affiliates. The Board also reviewed with
being the worst performing funds). The       separately managed accounts/wrap accounts    Invesco Aim the methodology used to
Board noted that the Fund's performance      by the Invesco Aim affiliates involves       prepare the profitability information. The
was below the performance of the Index for   different levels of services and different   Board considered the overall profitability
the one, three and five year periods. The    operational and regulatory requirements      of Invesco Aim, as well as the
Board also noted that Invesco Aim            than Invesco Aim's management of the Fund.   profitability of Invesco Aim in connection
acknowledges the Fund's underperformance     The Board concluded that these differences   with managing the Fund. The Board noted
and is focused on the longer term and        are appropriately reflected in the fee       that Invesco Aim continues to operate at a
business issues that affect the Fund's       structure for the Fund.                      net profit, although increased expenses in
performance. The Board also considered the                                                recent years have reduced the
steps Invesco Aim has taken over the last       The Board noted that Invesco Aim has      profitability of Invesco Aim and its
several years to improve the quality and     not proposed any advisory fee waivers or     affiliates. The Board concluded that the
efficiency of the services that Invesco      expense limitations for the Fund. The        Fund's fees were fair and reasonable, and
Aim provides to the AIM Funds. The Board     Board concluded that it was not necessary    that the level of profits realized by
concluded that Invesco Aim continues to be   at this time to discuss with Invesco Aim     Invesco Aim and its affiliates from
responsive to the Board's focus on fund      whether to implement any such waivers or     providing services to the Fund was not
performance. However, due to the Fund's      expense limitations because the Fund's       excessive in light of the nature, quality
underperformance, the Board also             contractual advisory fee was below the       and extent of the services provided. The
concluded that it would be appropriate for   median contractual advisory fee and, other   Board considered whether In-vesco Aim is
the Board to continue to monitor more        than transfer agent fees, the total          financially sound and has the resources
closely the performance of the Fund.         expenses for most classes of the Fund were   necessary to perform its obligations under
Although the independent written             below the median total expenses of the       the Fund's investment advisory agreement,
evaluation of the Fund's Senior Officer      funds in the Fund's Lipper expense group     and concluded that Invesco Aim has the
only considered Fund performance through     that are not managed by Invesco Aim.         financial resources necessary to fulfill
the most recent calendar year, the Board                                                  these obligations.
also reviewed more recent Fund performance      After taking account of the Fund's
and this review did not                      contractual advisory fee rate, as well as       F. Independent Written Evaluation of
                                             the comparative advisory fee information           the Fund's Senior Officer
                                             discussed above, the Board concluded that
                                             the Fund's advisory fees were fair and       The Board noted that, at their direction,
                                             reasonable.                                  the Senior Officer of the Fund, who is
                                                                                          independent of Invesco Aim and Invesco
                                                                                          Aim's affiliates, had prepared an
                                                                                          inde-

                                                                                                                           continued


26            AIM INTERNATIONAL CORE EQUITY FUND

pendent written evaluation to assist the     advised by Invesco Aim pursuant to           a relevant factor in considering whether
Board in determining the reasonableness of   procedures approved by the Board. The        to approve the sub-advisory agreements for
the proposed management fees of the AIM      Board noted that Invesco Aim will receive    the Fund, as one of the Affiliated
Funds, including the Fund. The Board noted   advisory fees from these affiliated money    Sub-Advisers currently manages the Fund's
that they had relied upon the Senior         market funds attributable to such            assets. The Board compared the Fund's
Officer's written evaluation instead of a    investments, although Invesco Aim has        performance during the past one, three and
competitive bidding process. In              contractually agreed to waive through at     five calendar years to the performance of
determining whether to continue the Fund's   least June 30, 2009, the advisory fees       funds in the Fund's performance group that
investment advisory agreement, the Board     payable by the Fund in an amount equal to    are not managed by Invesco Aim, and
considered the Senior Officer's written      100% of the net advisory fees Invesco Aim    against the performance of all funds in
evaluation.                                  receives from the affiliated money market    the Lipper International Large-Cap Core
                                             funds with respect to the Fund's             Funds Index. The Board also reviewed the
   G. Collateral Benefits to Invesco Aim     investment of uninvested cash, but not       criteria used by Invesco Aim to identify
      and its Affiliates                     cash collateral. The Board considered the    the funds in the Fund's performance group
                                             contractual nature of this fee waiver and    for inclusion in the Lipper reports. The
The Board considered various other           noted that it remains in effect until at     Board noted that the Fund's performance
benefits received by Invesco Aim and its     least June 30, 2009. The Board concluded     was in the fifth quintile of its
affiliates resulting from Invesco Aim's      that the Fund's investment of uninvested     performance group for the one and three
relationship with the Fund, including the    cash and cash collateral from any            year periods and the fourth quintile for
fees received by Invesco Aim and its         securities lending arrangements in the       the five year period (the first quintile
affiliates for their provision of            affiliated money market funds is in the      being the best performing funds and the
administrative, transfer agency and          best interests of the Fund and its           fifth quintile being the worst performing
distribution services to the Fund. The       shareholders.                                funds). The Board noted that the Fund's
Board considered the performance of                                                       performance was below the performance of
Invesco Aim and its affiliates in            II. Sub-Advisory Agreements                  the Index for the one, three and five year
providing these services and the                                                          periods. The Board also considered the
organizational structure employed by            A. Nature, Extent and Quality of          steps Invesco Aim has taken over the last
Invesco Aim and its affiliates to provide          Services Provided by Affiliated        several years to improve the quality and
these services. The Board also considered          Sub-Advisers                           efficiency of the services that Invesco
that these services are provided to the                                                   Aim provides to the AIM Funds. The Board
Fund pursuant to written contracts which     The Board reviewed the services to be        concluded that Invesco Aim continues to be
are reviewed and approved on an annual       provided by Invesco Trimark Ltd., Invesco    responsive to the Board's focus on fund
basis by the Board. The Board concluded      Asset Management Deutschland, GmbH,          performance.
that Invesco Aim and its affiliates were     Invesco Asset Management Limited, Invesco
providing these services in a satisfactory   Asset Management (Japan) Limited, Invesco       C. Sub-Advisory Fees
manner and in accordance with the terms of   Australia Limited, Invesco Global Asset
their contracts, and were qualified to       Management (N.A.), Inc., Invesco Hong Kong   The Board considered the services to be
continue to provide these services to the    Limited, Invesco Institutional (N.A.),       provided by the Affiliated Sub-Advisers
Fund.                                        Inc. and Invesco Senior Secured              pursuant to the sub-advisory agreements
                                             Management, Inc. (collectively, the          and the services to be provided by Invesco
   The Board considered the benefits         "Affiliated Sub-Advisers") under the         Aim pursuant to the Fund's investment
realized by Invesco Aim as a result of       sub-advisory agreements and the              advisory agreement, as well as the
portfolio brokerage transactions executed    credentials and experience of the officers   allocation of fees between Invesco Aim and
through "soft dollar" arrangements. Under    and employees of the Affiliated              the Affiliated Sub-Advisers pursuant to
these arrangements, portfolio brokerage      Sub-Advisers who will provide these          the sub-advisory agreements. The Board
commissions paid by the Fund and/or other    services. The Board concluded that the       noted that the sub-advisory fees have no
funds advised by Invesco Aim are used to     nature, extent and quality of the services   direct effect on the Fund or its
pay for research and execution services.     to be provided by the Affiliated             shareholders, as they are paid by Invesco
The Board noted that soft dollar             Sub-Advisers were appropriate. The Board     Aim to the Affiliated Sub-Advisers, and
arrangements shift the payment obligation    noted that the Affiliated Sub-Advisers,      that Invesco Aim and the Affiliated
for the research and execution services      which have offices and personnel that are    Sub-Advisers are affiliates. After taking
from Invesco Aim to the funds and            geographically dispersed in financial        account of the Fund's contractual
therefore may reduce Invesco Aim's           centers around the world, have been formed   sub-advisory fee rate, as well as other
expenses. The Board also noted that          in part for the purpose of researching and   relevant factors, the Board concluded that
research obtained through soft dollar        compiling information and making             the Fund's sub-advisory fees were fair and
arrangements may be used by Invesco Aim in   recommendations on the markets and           reasonable.
making investment decisions for the Fund     economies of various countries and
and may therefore benefit Fund               securities of companies located in such         D. Financial Resources of the
shareholders. The Board concluded that       countries or on various types of                   Affiliated Sub-Advisers
Invesco Aim's soft dollar arrangements       investments and investment techniques, and
were appropriate. The Board also concluded   providing investment advisory services.      The Board considered whether each
that, based on their review and              The Board concluded that the sub-advisory    Affiliated Sub-Adviser is financially
representations made by Invesco Aim, these   agreements will benefit the Fund and its     sound and has the resources necessary to
arrangements were consistent with            shareholders by permitting Invesco Aim to    perform its obligations under its
regulatory requirements.                     utilize the additional resources and         respective sub-advisory agreement, and
                                             talent of the Affiliated Sub-Advisers in     concluded that each Affiliated Sub-Adviser
   The Board considered the fact that the    managing the Fund.                           has the financial resources necessary to
Fund's uninvested cash and cash collateral                                                fulfill these obligations.
from any securities lending arrangements        B. Fund Performance
may be invested in money market funds
                                             The Board did view Fund performance as


27              AIM INTERNATIONAL CORE EQUITY FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                 $      41,747,467
     Qualified Dividend Income*                                  80.27%
     Corporate Dividends Received
       Deduction*                                                    0%
     U.S. Treasury Obligations*                                      0%
     Foreign Taxes                                     0.0450 per share
     Foreign Source Income                             0.2903 per share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.95%, 99.95%, 99.99%, and 98.99%, respectively.


28        AIM INTERNATIONAL CORE EQUITY FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




29        AIM INTERNATIONAL CORE EQUITY FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR         DISTRIBUTOR                AUDITORS
11 Greenway Plaza         Invesco Aim Advisors,      Invesco Aim Distributors,  PricewaterhouseCoopers
Suite 100                 Inc.                       Inc.                       LLP
Houston, TX 77046-1173    11 Greenway Plaza          11 Greenway Plaza          1201 Louisiana Street
                          Suite 100                  Suite 100                  Suite 2900
                          Houston, TX 77046-1173     Houston, TX 77046-1173     Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE             TRANSFER AGENT             CUSTODIAN
Stradley Ronon Stevens    INDEPENDENT TRUSTEES       Invesco Aim Investment     State Street Bank and
& Young, LLP              Kramer, Levin, Naftalis &  Services, Inc.             Trust Company
2600 One Commerce Square  Frankel LLP                P.O. Box 4739              225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the         Houston, TX 77210-4739     Boston, MA 02110-2801
                          Americas
                          New York, NY 10036-2714






30        AIM INTERNATIONAL CORE EQUITY FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents
   trees used to produce paper.                                        will be sent via email as soon as they're  available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home
   expenses and put more capital back in your fund's returns.          computer with a few clicks of your mouse.

 This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim. com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   I-ICE-AR-1   Invesco Aim Distributors, Inc.

[INVESCO AIM LOGO]      AIM INTERNATIONAL GROWTH FUND
-- SERVICE MARK --      Annual Report to Shareholders o October 31, 2008

                                        [MOUNTAIN GRAPHIC]

                        2    Letters to Shareholders
                        4    Performance Summary
                        4    Management Discussion
                        6    Long-Term Fund Performance
                        8    Supplemental Information
                        9    Schedule of Investments
                        11   Financial Statements
                        14   Notes to Financial Statements
                        20   Financial Highlights
                        22   Auditor's Report
                        23   Fund Expenses
                        24   Approval of Investment Advisory Agreement
                        27   Tax Information
                        28   Trustees and Officers

                   Dear Shareholder:
                   In previous reports, I've talked with you about short-term market volatility. I'd like to take this opportunity to update you on recent market developments and provide some perspective and encouragement to my fellow long-term investors.
      [TAYLOR
        PHOTO]     MARKET OVERVIEW

                   At the start of the fiscal year in November 2007, we saw warning signs of increasing economic ills -- a weakening housing market, rising inflation and slowing job growth, among others. In response, the U.S. Federal Reserve Board
   Philip Taylor   (the Fed) repeatedly cut short-term interest rate targets to stimulate economic growth and expand market liquidity.(1) Also, Congress and the president worked together to enact an economic stimulus plan that included billions of dollars in rebates to taxpayers.

                      These actions helped the economy and the U.S. stock market until the spring of
2008, when other factors came to the forefront -- triggering a severe correction that eventually drove major stock-market indexes to multi-year lows.(2)

HOW WE GOT HERE

The cause of this correction was years of lax lending associated with the recent housing boom.
Mortgage loans of questionable quality were bundled into hard-to-value securities that were bought by, and traded among, financial institutions. As the value of those securities declined, financial institutions sought to unload them -- but there were few buyers. With the value of their assets falling and access to credit tightening, a number of well-established financial firms faced severe difficulties, and investor uncertainty and market volatility spiked.

   In October 2008, the administration and Congress enacted a plan, the Troubled Assets Relief
Program, authorizing the U.S. Department of the Treasury to purchase up to $700 billion in troubled mortgage-related assets -- the largest and most direct effort to resolve a credit crisis in the last half century. The Fed, in concert with other central banks, cut short-term interest rate targets and undertook other initiatives intended to restore investor confidence, expand lending and mitigate the effects of the global credit crisis.

   The recent volatility in the stock, fixed-income and credit markets has driven home the importance of three timeless investing principles.

INVESTING IN VOLATILE MARKETS

Through up markets and down, we believe history shows investors should:

   o  INVEST FOR THE LONG TERM. Short-term fluctuations have always been a reality of the markets.
      We urge you to stick to your investment plan and stay focused on your long-term goals.

   o  DIVERSIFY. Although diversification doesn't eliminate the risk of loss or guarantee a profit, a careful selection of complementary asset classes may cushion your portfolio against excessive volatility.

   o  STAY FULLY INVESTED. Trying to time the market is a gamble, not an investment strategy. A sound investment strategy includes viewing market volatility as a matter of course, not a reason to panic.

   A trusted financial advisor can explain more fully the potential value of following these principles. An experienced advisor who knows your individual investment goals, financial situation and risk tolerance can be your most valuable asset during times of market volatility. Your advisor can provide guidance and can monitor your investments to ensure they're on course.

   It's also helpful to remember that many of history's significant buying opportunities resulted from short-term economic crises that, in their time, were considered unprecedented. We believe current market uncertainty may represent a buying opportunity for patient, long-term investors. Rest assured that Invesco Aim's portfolio managers are working diligently on your behalf to capitalize on this situation.

MANAGING MONEY IS OUR FOCUS

As 2008 draws to a close, I believe Invesco Aim is uniquely positioned to navigate current uncertain markets. Our parent company, Invesco Ltd., is one of the world's largest and most diversified global investment managers. Invesco provides clients with diversified investment strategies from distinct management teams around the globe and a range of investment products. Invesco's single focus is asset management -- which means we focus on doing one thing well: managing your money. That can be reassuring in uncertain times.

   While market conditions change often, commitment to putting shareholders first, helping clients achieve their investment goals and providing excellent customer service remains constant.

   If you have questions about this report or your account, please contact one of our client service representatives at 800 959 4246.

   Thank you for your continued confidence, and we look forward to serving you.

Sincerely,


/S/ PHILIP TAYLOR

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

(1) U.S. Federal Reserve;

(2) Lipper Inc.


2               AIM INTERNATIONAL GROWTH FUND

                   Dear Fellow Shareholders:
                   As I write this letter, turbulent financial markets are causing considerable investor anxiety, reminding us again that markets are cyclical and the correction of excess is often painful, at least in the short term. Your Board of Trustees
     [CROCKETT     believes in the wisdom of a long-term perspective and consistent investment
       PHOTO]      discipline. We continue to put your interests first in the effort to improve investment performance, contain shareholder costs and uphold the highest ethical standards.

                      We remain enthusiastic about the global reach and investment expertise that
                   Invesco, a leading independent global investment management company, brings to
  Bruce Crockett   the management of AIM Funds as the parent company of the advisors. The diverse investment strategies deployed throughout the worldwide network of Invesco investment centers has helped strengthen the management of many AIM Funds. The rebranding of the Funds' management company as Invesco Aim was followed by the launch of an upgraded, investor-friendly website (invescoaim.com); a new mountain logo using a
Himalayan peak to symbolize stability, endurance, strength and longevity; and a new ad campaign.
Emphasizing Invesco Aim's focus and investment quality, the ads will appear in financial publications such as Barron's and Investment News through the end of 2008.

   At its June meeting, your Board reviewed and renewed the investment advisory contracts between the AIM Funds and Invesco Aim Advisors, Inc. You can find the results of this rigorous annual process at invescoaim.com. Go to "Products & Performance" and click on "Investment Advisory
Agreement Renewals."

   We have recently completed another active proxy voting season during which we acted on your behalf to double the number of votes in favor of separating the roles of chairman and CEO at the companies whose shares your Funds hold. We also continued to support the movement for shareholders to have a bigger role in approving executive compensation, initiatives known as "say on pay." Like virtually all other mutual fund complexes, AIM Funds abstain from voting on social issues as a matter of policy, and I would be interested to hear your thoughts on this policy.

   As always, you are welcome to email your questions or comments to me at bruce@brucecrockett.com.
The dialogue that has been established in this way has been instructive for your Board, and we want it to continue. Although the production schedule for Fund annual reports and prospectuses allows me to write these letters of general report and response just twice a year, please be assured that your comments are received, welcomed and heard in the interim.

   We look forward to hearing from you and to representing you.

Sincerely,


/S/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3               AIM INTERNATIONAL GROWTH FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=======================================================================================
PERFORMANCE SUMMARY                                                                       MARKET CONDITIONS AND YOUR FUND

The performance of global equity markets over the 12-months ended October 31, 2008 was    Many factors contributed to the negative
extremely turbulent, with most markets registering double-digit losses as global growth   performance of most major market indexes
slowed and a number of financial institutions worldwide fell victim to the broadening     for the fiscal year ended October 31,
scope of the credit crisis. For the fiscal year ended October 31, 2008, Class A shares    2008.(1) The chief catalyst was the
of AIM International Growth Fund, at net asset value, delivered a return of -44.62%.      ongoing sub-prime loan crisis and its
This is compared with the MSCI EAFE Growth Index and the MSCI EAFE Index, which           far-reaching effects on overall credit
returned -44.85% and -46.62%, respectively.(triangle) Stock selection across the          availability. Additionally, record high
consumer discretionary sector was a key driver of both absolute and relative results.     crude oil prices, falling home values and
                                                                                          the weak U.S. dollar placed significant
   Your Fund's long-term performance appears later in this report.                        pressure on the purchasing power of the
                                                                                          U.S. consumer.
FUND VS. INDEXES
                                                                                             European equities remained under
Total returns, 10/31/07 to 10/31/08, at net asset value (NAV). Performance shown does     pressure over the fiscal year as further
not include applicable contingent deferred sales charges (CDSC) or front-end sales        weakness in the macroeconomic outlook
charges, which would have reduced performance.                                            manifested itself and financial sector
                                                                                          turmoil continued. Asian equities were
Class A Shares                                                                  -44.62%   volatile as well, falling sharply toward
Class B Shares                                                                  -45.05    the end of the period.(1) While there were
Class C Shares                                                                  -45.07    sporadic attempts to rally, the dominant
Class R Shares                                                                  -44.78    trend during a volatile 12 months remained
Class Y Shares*                                                                 -44.62    one of weakness.
MSCI EAFE Index(triangle) (Broad Market Index)                                  -46.62
MSCI EAFE Growth Index(triangle) (Style-Specific Index)                         -44.85       Emerging markets stocks tumbled from
Lipper International Multi-Cap Growth Funds Index(triangle)                               record highs(1) as global recession
   (Peer Group Index)                                                           -49.72    concerns deepened and commodity prices
                                                                                          fell sharply.(2) There were mounting
(triangle)Lipper Inc.                                                                     concerns that some countries could start
*  Share class incepted during the fiscal year. See page 7 for a detailed explanation     to default on their foreign debt loans.
   of Fund performance.
=======================================================================================      AIM International Growth Fund did not
                                                                                          go unscathed by this global downturn,
HOW WE INVEST                                investments for the Fund by using a          delivering double-digit declines over the
                                             bottom-up investment approach, which means   12-months ending October 31, 2008.
When selecting stocks for your Fund, we      that we construct the Fund primarily on a    However, the Fund fared better than both
employ a disciplined investment strategy     stock-by-stock basis. We focus on the        its style-specific and broad market
that emphasizes fundamental research,        strengths of individual companies rather     benchmarks, the MSCI EAFE Growth Index and
supported by both quantitative analysis      than sectors, countries or market-cap        the MSCI EAFE Index.(1)
and portfolio construction techniques. Our   trends.
EQV (Earnings, Quality, Valuation)                                                           The Fund's relative results suffered
strategy focuses primarily on identifying       We believe disciplined sell decisions     earlier in the fiscal year due to its
quality companies that have experienced,     are key to successful investing. We          significant underweight in the materials
or exhibit the potential for, accelerating   consider selling a stock for one of the      sector versus the MSCI EAFE Growth Index,
or above average earnings growth but whose   following reasons:                           the Fund's style-specific index. In our
stock prices do not fully reflect these                                                   view, underlying assumptions used to
attributes.                                  o  A company's fundamentals deteriorate,     justify the sector's dramatic price
                                                or it posts disappointing earnings.       appreciation over the last several years
   While research responsibilities within
the portfolio management team are focused    o  A stock's price seems overvalued.
by geographic region, we select
                                             o  A more attractive opportunity becomes
                                                available.
==========================================   ==========================================   ==========================================

PORTFOLIO COMPOSITION                        TOP FIVE COUNTRIES                           TOP 10 EQUITY HOLDINGS*
By sector
                                                                                           1. Roche Holding AG                  3.6%
Health Care                          15.1%   1. United Kingdom                    16.8%    2. Nestle S.A.                       3.0
Consumer Discretionary               14.1    2. United States                     10.0     3. Teva Pharmaceutical Industries
Consumer Staples                     13.3    3. Switzerland                        9.9           Ltd.- ADR                      2.9
Information Technology               10.5    4. Japan                              8.7     4. Imperial Tobacco Group PLC        2.9
Industrials                           9.5    5. Germany                            8.5     5. Infosys Technologies Ltd.         2.2
Financials                            7.1    ==========================================    6. Telefonica S.A.                   2.1
Telecommunication Services            6.8                                                  7. BNP Paribas                       1.9
Energy                                6.6                                                  8. Total S.A.                        1.9
Materials                             4.1    ==========================================    9. Syngenta AG                       1.9
Utilities                             0.9    Total Net Assets             $2.2 billion    10. Bayer AG                          1.9.
Money Market Funds Plus                      Total Number of Holdings*              77    ==========================================
Other Assets Less Liabilities        12.0
==========================================   ==========================================
The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*  Excluding money market fund holdings.

4               AIM INTERNATIONAL GROWTH FUND

were unreasonably optimistic and did not     sectors, where we were underweight on a                   CLAS OLSSON
support extreme valuations. The latter       relative basis, saw a significant                         Senior portfolio manager and
part of the fiscal year, however, brought    reduction.                                     [OLSSON    head of Invesco Aim's
a dramatic reversal of this upward trend,                                                    PHOTO]    International Investment
as the sector declined sharply as a result      From a regional perspective, we added                  Management Unit, is lead
of falling commodity prices. Our limited     to our exposure in Europe, where we were     manager of AIM International Growth Fund
exposure to this volatile sector,            underweight on a relative basis, as we       with respect to the Fund's investments in
particularly to the metals and mining        found attractive stock selections in the     Europe and Canada. Mr. Olsson joined
industry, contributed favorably to           U.K. We reduced our weighting in emerging    Invesco Aim in 1994. He became a
relative results.                            Asia by selling holdings in South Korea,     commissioned naval officer at the Royal
                                             Taiwan and India as valuations became        Swedish Naval Academy in 1988. Mr.
   Being underweight in the financials       stretched. We trimmed back our exposure in   Olsson also earned a B.B.A. from The
sector versus the style-specific index       Japan as well. Japan's economic growth       University of Texas at Austin.
toward the end of the fiscal year,           record since the start of 2007 has been
particularly in the weak banking industry,   rather poor, and we believe prospects for                 BARRETT SIDES
was beneficial to relative performance.      any near-term improvement are relatively                  Senior portfolio manager, is
Severe declines in the markets made          bleak. The Fund's overall emerging markets     [SIDES     lead manager of AIM
positive stock performers few and far        exposure saw a modest increase over the         PHOTO]    International  Growth Fund
between.                                     period.                                                   with  respect to the Fund's
                                                                                          investments in the Asia Pacific Region and
   Although positive performers were few        Volatile markets can test an investor's   Latin America. Mr. Sides joined Invesco
and far between, we did have exposure to a   resolve, and 2008 has so far been one of     Aim in 1990. He graduated with a B.S. in
few stocks that held up well over the        the most turbulent periods in many years.    economics from Bucknell University. Mr.
period such as UK-based tobacco company      However, it's always worth remembering       Sides also earned an M.B.A. in
BRITISH AMERICAN TOBACCO and French luxury   that market turbulence can create            international business from the University
goods manufacturer RICHEMONT. A 12% cash     investment opportunities. We welcome any     of St. Thomas.
position in a declining market contributed   new investors who have joined the Fund
favorably as well. The current level of      during the fiscal year, and to all of our                 SHUXIN CAO
cash should not be seen as a new defensive   shareholders we would like to express our                 Chartered Financial
long-term position.                          appreciation for your continued investment      [CAO      Analyst, senior portfolio
                                             in AIM International Growth Fund.              PHOTO]     manager, is manager of AIM
   Holding back returns was our stock                                                                  International Growth Fund.
selection across the consumer                (1) Lipper Inc.                                           Mr. Cao joined Invesco Aim
discretionary and consumer staples                                                        in 1997. He graduated from Tianjin Foreign
sectors. Fund holdings such as German        (2) Bloomberg L.P.                           Language Institute with a B.A. in English.
automobile company PORSCHE, sports apparel                                                Mr. Cao also earned an M.B.A. from Texas
manufacturer PUMA, and Belgium brewer        The views and opinions expressed in          A&M University and is a certified public
INBEV all disappointed over the period.      management's discussion of Fund              accountant.
The Fund's lack of exposure to Volkswagen    performance are those of Invesco Aim
(not a Fund holding) was a drag on           Advisors, Inc. These views and opinions                   MATTHEW DENNIS
relative results as well. Volkswagen rose    are subject to change at any time based on                Chartered Financial
by about 130% over the period, strongly      factors such as market and economic            [DENNIS    Analyst, portfolio manager,
outperforming the declining European         conditions. These views and opinions may        PHOTO]    is manager of AIM
market. We believe this strong performance   not be relied upon as investment advice or                International Growth Fund.
was not supported by fundamental factors.    recommendations, or as an offer for a        Mr. Dennis joined Invesco Aim in 2000. He
We are active, long-term investors, and      particular security. The information is      graduated with a B.A. in economics from
therefore we do not focus on the index       not a complete analysis of every aspect of   The University of Texas at Austin. Mr.
weightings of individual stocks.             any market, country, industry, security or   Dennis also earned an M.S. in finance from
                                             the Fund. Statements of fact are from        Texas A&M University.
   Elsewhere, Singapore marine rig           sources considered reliable, but Invesco
manufacture KEPPEL CORP and oil and gas      Aim Advisors, Inc. makes no representation                JASON HOLZER
company PETROLEUM GEO SERVICES               or warranty as to their completeness or                   Chartered Financial
disappointed as well. We believe these       accuracy. Although historical performance      [HOLZER    Analyst, senior portfolio
stocks were hit disproportionately hard as   is no guarantee of future results, these        PHOTO]    manager, is manager of AIM
they offered concerned investors better      insights may help you understand our                      International Growth Fund.
levels of liquidity during periods of        investment management philosophy.                         Mr. Holzer joined Invesco
market stress.                                                                            Aim in 1996. He earned a B.A. in
                                             See important Fund and index disclosures     quantitative economics and an M.S. in
   Our overall "EQV" focused strategy        later in this report.                        engineering economic systems from Stanford
remained the same, despite the volatile                                                   University.
nature of markets. Over the fiscal year,
our exposure to the telecommunication                                                     Assisted by the Asia Pacific/Latin America
services and health care sectors, where we                                                and Europe/Canada Teams
were overweight on a relative basis,
increased markedly as stocks with robust
growth and reasonable valuations were
added to the portfolio. In contrast, our
exposure to the financials and industrials


5               AIM INTERNATIONAL GROWTH FUND

YOUR FUND'S LONG-TERM PERFORMANCE

Past performance cannot guarantee            shown in the chart and table(s) does not     one that indicates the dollar value of an
comparable future results.                   reflect deduction of taxes a shareholder     investment, is constructed with each
                                             would pay on Fund distributions or sale of   segment representing a percent change in
   The data shown in the chart include       Fund shares.                                 the value of the investment. In this
reinvested distributions, applicable sales                                                chart, each segment represents a doubling,
charges and Fund expenses including             This chart, which is a logarithmic        or 100% change, in the value of the
management fees. Index results include       chart, presents the fluctuations in the      investment. In other words, the space
reinvested dividends, but they do not        value of the Fund and its indexes. We        between $5,000 and $10,000 is the same
reflect sales charges. Performance of an     believe that a logarithmic chart is more     size as the space between $10,000 and
index of funds reflects fund expenses and    effective than other types of charts in      $20,000, and so on.
management fees; performance of a market     illustrating changes in value during the
index does not. Performance                  early years shown in the chart. The
                                             vertical axis, the


6               AIM INTERNATIONAL GROWTH FUND

====================================================================================================================================
                                                          [MOUNTAIN CHART]

RESULTS OF A $10,000 INVESTMENT -- CLASS A SHARES (OLDEST SHARE CLASS)
Index data from 3/31/92, Fund data from 4/7/92

           AIM International
           Growth Fund-Class                             MSCI EAFE
  Date          A Shares        MSCI EAFE Index(1)    Growth Index(1)

3/31/92                               $10000               $10000
   4/92          $ 9710                10047                 9777
   5/92           10293                10720                10508
   6/92           10185                10211                10042
   7/92            9796                 9950                 9884
   8/92            9959                10574                10658
   9/92            9775                10365                10437
  10/92            9602                 9822                 9895
  11/92            9634                 9914                10034
  12/92            9702                 9965                10046
   1/93            9723                 9964                 9955
   2/93            9940                10265                10239
   3/93           10524                11160                10966
   4/93           11034                12219                11852
   5/93           11369                12477                12201
   6/93           11142                12282                12091
   7/93           11445                12712                12444
   8/93           12289                13399                13079
   9/93           12420                13097                12760
  10/93           13189                13501                13163
  11/93           12810                12320                11872
  12/93           14144                13210                12572
   1/94           14739                14327                13517
   2/94           14284                14287                13415
   3/94           13525                13672                12755
   4/94           13981                14252                13281
   5/94           13851                14170                13126
   6/94           13633                14370                13251
   7/94           14154                14509                13367
   8/94           14555                14852                13670
   9/94           14197                14384                13213
  10/94           14630                14863                13584
  11/94           13762                14149                12973
  12/94           13670                14238                13140
   1/95           12892                13691                12636
   2/95           13220                13651                12632
   3/95           13705                14503                13426
   4/95           14134                15048                14020
   5/95           14460                14869                13859
   6/95           14709                14608                13572
   7/95           15521                15518                14437
   8/95           15204                14926                13830
   9/95           15486                15217                14146
  10/95           15396                14808                13764
  11/95           15453                15220                14143
  12/95           15913                15833                14635
   1/96           16295                15898                14645
   2/96           16631                15952                14696
   3/96           16920                16291                15049
   4/96           17465                16764                15413
   5/96           17545                16456                15091
====================================================================================================================================

(1) Lipper Inc.

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   6/96           17905                16549                15144
   7/96           17024                16065                14654
   8/96           17419                16100                14668
   9/96           17895                16528                15070
  10/96           17825                16359                14945
  11/96           18659                17010                15423
  12/96           18929                16791                15142
   1/97           18882                16203                14511
   2/97           19097                16468                14735
   3/97           18943                16528                14823
   4/97           18895                16615                14971
   5/97           20029                17697                15851
   6/97           21069                18673                16773
   7/97           21892                18975                17174
   8/97           20007                17558                15849
   9/97           21726                18541                16897
  10/97           19864                17116                15298
  11/97           19876                16942                15265
  12/97           20011                17089                15461
   1/98           20203                17871                16160
   2/98           21581                19018                17232
   3/98           22960                19603                17465
   4/98           23295                19758                17640
   5/98           23715                19662                17516
   6/98           23739                19811                17758
   7/98           24147                20012                17838
   8/98           20802                17533                15922
   9/98           20264                16995                15474
  10/98           21078                18767                17044
  11/98           21953                19728                17868
  12/98           22697                20507                18894
   1/99           22965                20446                18993
   2/99           21916                19959                18376
   3/99           22282                20792                18625
   4/99           23001                21634                18815
   5/99           22159                20520                17998
   6/99           23573                21320                18695
   7/99           24049                21954                19054
   8/99           24073                22034                19161
   9/99           24598                22256                19465
  10/99           26502                23090                20508
  11/99           30003                23892                22010
  12/99           35200                26036                24460
   1/00           32771                24382                23084
   2/00           36074                25038                24364
   3/00           34959                26009                24821
   4/00           32138                24640                23181
   5/00           30200                24038                21745
   6/00           31580                24978                22521
   7/00           30794                23931                21110
   8/00           31998                24139                21334
   9/00           29352                22963                19922
  10/00           27338                22421                19001
  11/00           25034                21580                18124
  12/00           26153                22347                18464
   1/01           26535                22336                18412
   2/01           23536                20661                16542
   3/01           21886                19284                15397
   4/01           23140                20624                16452
   5/01           22800                19896                15789
   6/01           22554                19083                15022
   7/01           22035                18735                14658
   8/01           21244                18261                13989
   9/01           19228                16411                12665
  10/01           19691                16831                13169
  11/01           19910                17452                13845
  12/01           20304                17555                13926
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   1/02           19486                16623                13175
   2/02           19732                16739                13352
   3/02           20562                17726                13922
   4/02           20589                17762                13933
   5/02           20820                17987                13961
   6/02           20384                17271                13601
   7/02           18395                15566                12151
   8/02           18408                15530                12057
   9/02           16473                13863                11008
  10/02           17290                14608                11630
  11/02           17589                15271                11972
  12/02           17412                14757                11694
   1/03           16745                14141                11115
   2/03           16514                13816                10876
   3/03           16268                13545                10761
   4/03           17236                14873                11693
   5/03           18258                15774                12297
   6/03           18639                16155                12511
   7/03           18747                16546                12675
   8/03           19047                16946                12907
   9/03           19483                17468                13344
  10/03           20750                18557                14111
  11/03           21132                18969                14441
  12/03           22252                20451                15435
   1/04           22962                20740                15736
   2/04           23588                21219                16034
   3/04           23520                21339                16047
   4/04           23014                20856                15648
   5/04           23191                20926                15608
   6/04           23532                21385                15817
   7/04           22782                20691                15174
   8/04           22959                20782                15191
   9/04           23846                21325                15566
  10/04           24788                22052                16087
  11/04           26314                23559                17195
  12/04           27459                24592                17924
   1/05           27009                24141                17510
   2/05           28222                25184                18212
   3/05           27581                24551                17765
   4/05           26748                23974                17422
   5/05           26967                23986                17474
   6/05           27636                24304                17614
   7/05           28808                25049                18151
   8/05           29776                25682                18672
   9/05           30484                26826                19458
  10/05           29503                26042                18926
  11/05           30580                26679                19283
  12/05           32268                27921                20303
   1/06           34739                29635                21554
   2/06           34479                29569                21309
   3/06           35482                30544                22133
   4/06           37090                32003                23140
   5/06           35205                30760                22161
   6/06           35149                30758                22190
   7/06           35494                31062                22293
   8/06           36633                31916                22831
   9/06           36812                31966                22703
  10/06           38270                33209                23476
  11/06           39824                34201                24159
  12/06           41270                35275                24837
   1/07           41604                35514                25036
   2/07           41034                35800                25229
   3/07           42700                36713                26065
   4/07           44865                38343                27186
   5/07           46152                39016                27731
   6/07           46568                39064                27802
   7/07           46000                38489                27576
====================================================================================================================================

====================================================================================================================================
                                                          [MOUNTAIN CHART]

   8/07           45848                37887                27305
   9/07           48301                39914                29005
  10/07           50740                41482                30171
  11/07           48101                40118                29552
  12/07           47279                39215                28923
   1/08           43057                35593                26262
   2/08           43354                36103                26976
   3/08           43146                35723                26563
   4/08           44591                37662                27873
   5/08           45166                38028                28516
   6/08           41494                34918                26568
   7/08           40507                33797                25641
   8/08           38988                32428                24422
   9/08           34855                27739                20744
  10/08           28115                22142                16640
====================================================================================================================================

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS
As of 10/31/08, including maximum            As of 9/30/08, the most recent calendar
applicable sales charges                     quarter-end, including maximum applicable
                                             sales charges

CLASS A SHARES                               CLASS A SHARES
Inception (4/7/92)                   6.44%   Inception (4/7/92)                   7.87%
10 Years                             2.35    10 Years                             4.99
 5 Years                             5.06     5 Years                            11.09
 1 Year                            -47.67     1 Year                            -31.81

CLASS B SHARES                               CLASS B SHARES
Inception (9/15/94)                  4.33%   Inception (9/15/94)                  5.97%
10 Years                             2.33    10 Years                             4.97
 5 Years                             5.16     5 Years                            11.28
 1 Year                            -47.63     1 Year                            -31.74

CLASS C SHARES                               CLASS C SHARES
Inception (8/4/97)                   1.67%   Inception (8/4/97)                   3.68%
10 Years                             2.17    10 Years                             4.82
 5 Years                             5.48     5 Years                            11.54
 1 Year                            -45.58     1 Year                            -29.05

CLASS R SHARES                               CLASS R SHARES
10 Years                             2.66%   10 Years                             5.31%
 5 Years                             5.99     5 Years                            12.04
 1 Year                            -44.78     1 Year                            -28.03
                                             ==========================================
CLASS Y SHARES
10 Years                             2.92%
 5 Years                             6.26
 1 Year                            -44.62
==========================================
                                             GUARANTEE COMPARABLE FUTURE RESULTS;         DEFERRED SALES CHARGE (CDSC) FOR THE
CLASS R SHARES' INCEPTION DATE IS JUNE 3,    CURRENT PERFORMANCE MAY BE LOWER OR          PERIOD INVOLVED. THE CDSC ON CLASS B
2002. RETURNS SINCE THAT DATE ARE            HIGHER. PLEASE VISIT INVESCOAIM.COM FOR      SHARES DECLINES FROM 5% BEGINNING AT THE
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    THE MOST RECENT MONTH-END PERFORMANCE.       TIME OF PURCHASE TO 0% AT THE BEGINNING OF
BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE FIGURES REFLECT REINVESTED       THE SEVENTH YEAR. THE CDSC ON CLASS C
SHARE PERFORMANCE AND RESTATED CLASS A       DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    SHARES IS 1% FOR THE FIRST YEAR AFTER
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      AND THE EFFECT OF THE MAXIMUM SALES CHARGE   PURCHASE. CLASS R SHARES DO NOT HAVE A
THE INCEPTION DATE OF CLASS R SHARES) AT     UNLESS OTHERWISE STATED. INVESTMENT RETURN   FRONT-END SALES CHARGE; RETURNS SHOWN ARE
NET ASSET VALUE, ADJUSTED TO REFLECT THE     AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT   AT NET ASSET VALUE AND DO NOT REFLECT A
HIGHER RULE 12B-1 FEES APPLICABLE TO CLASS   YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL    0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
R SHARES. CLASS A SHARES' INCEPTION DATE     SHARES.                                      REDEMPTION OF RETIREMENT PLAN ASSETS
IS APRIL 7, 1992.                                                                         WITHIN THE FIRST YEAR. CLASS Y SHARES DO
                                                THE TOTAL ANNUAL FUND OPERATING EXPENSE   NOT HAVE A FRONT-END SALES CHARGE OR A
   CLASS Y SHARES' INCEPTION DATE IS         RATIO SET FORTH IN THE MOST RECENT FUND      CDSC; THEREFORE, PERFORMANCE IS AT NET
OCTOBER 3, 2008; RETURNS SINCE THAT DATE     PROSPECTUS AS OF THE DATE OF THIS REPORT     ASSET VALUE.
ARE ACTUAL RETURNS. ALL OTHER RETURNS ARE    FOR CLASS A, CLASS B, CLASS C, CLASS R AND
BLENDED RETURNS OF ACTUAL CLASS Y SHARE      CLASS Y SHARES WAS 1.45%, 2.20%, 2.20%,         THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE AND RESTATED CLASS A SHARE       1.70% AND 1.20%, RESPECTIVELY. THE EXPENSE   CLASSES WILL DIFFER PRIMARILY DUE TO
PERFORMANCE (FOR PERIODS PRIOR TO THE        RATIOS PRESENTED ABOVE MAY VARY FROM THE     DIFFERENT SALES CHARGE STRUCTURES AND
INCEPTION DATE OF CLASS Y SHARES) AT NET     EXPENSE RATIOS PRESENTED IN OTHER SECTIONS   CLASS EXPENSES.
ASSET VALUE. THE RESTATED CLASS A SHARE      OF THIS REPORT THAT ARE BASED ON EXPENSES
PERFORMANCE REFLECTS THE RULE 12B-1 FEES     INCURRED DURING THE PERIOD COVERED BY THIS      A REDEMPTION FEE OF 2% WILL BE IMPOSED
APPLICABLE TO CLASS A SHARES AS WELL AS      REPORT.                                      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS                                                 THE FUND WITHIN 31 DAYS OF PURCHASE.
RECEIVED BY CLASS A SHARES. CLASS A SHARES      CLASS A SHARE PERFORMANCE REFLECTS THE    EXCEPTIONS TO THE REDEMPTION FEE ARE
INCEPTION DATE IS APRIL 7, 1992.             MAXIMUM 5.50% SALES CHARGE, AND CLASS B      LISTED IN THE FUND'S PROSPECTUS.
                                             AND CLASS C SHARE PERFORMANCE REFLECTS THE
   THE PERFORMANCE DATA QUOTED REPRESENT     APPLICABLE CONTINGENT
PAST PERFORMANCE AND CANNOT


7               AIM INTERNATIONAL GROWTH FUND

AIM INTERNATIONAL GROWTH FUND'S INVESTMENT OBJECTIVE IS LONG-TERM GROWTH OF CAPITAL.

o  Unless otherwise stated, information presented in this report is as of October 31, 2008, and is based on total net assets.

o  Unless otherwise noted, all data provided by Invesco Aim.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            OTHER INFORMATION

o  Effective September 30, 2003, only        o  The MSCI EAFE--REGISTERED TRADEMARK--     o  The Chartered Financial Analyst
   previously established qualified plans       INDEX is a free float-adjusted market        --REGISTERED TRADEMARK-- (CFA
   are eligible to purchase Class B shares      capitalization index that is designed        --REGISTERED TRADEMARK--) designation
   of any AIM fund.                             to measure developed market equity           is a globally recognized standard for
                                                performance, excluding the U.S. and          measuring the competence and integrity
o  Class R shares are available only to         Canada.                                      of investment professionals.
   certain retirement plans. Please see
   the prospectus for more information.      o  The MSCI EAFE--REGISTERED TRADEMARK--     o  The returns shown in management's
                                                GROWTH INDEX is an unmanaged index           discussion of Fund performance are
o  Class Y shares are available only to         considered representative of growth          based on net asset values calculated
   certain investors. Please see the            stocks of Europe, Australasia and the        for shareholder transactions. Generally
   prospectus for more information.             Far East.                                    accepted accounting principles require
                                                                                             adjustments to be made to the net
PRINCIPAL RISKS OF INVESTING IN THE FUND     o  The LIPPER INTERNATIONAL MULTI-CAP           assets of the Fund at period end for
                                                GROWTH FUNDS INDEX is an equally             financial reporting purposes, and as
o  Investing in developing countries can        weighted representation of the largest       such, the net asset values for
   add additional risk, such as high rates      funds in the Lipper International            shareholder transactions and the
   of inflation or sharply devalued             Multi-Cap Growth Funds category. These       returns based on those net asset values
   currencies against the U.S. dollar.          funds typically have an above-average        may differ from the net asset values
   Transaction costs are often higher, and      price-to-cash flow ratio, price-to-book      and returns reported in the Financial
   there may be delays in settlement            ratio, and three-year sales-per-share        Highlights.
   procedures.                                  growth value, compared to the
                                                S&P/Citigroup World ex-U.S. BMI.          o  Industry classifications used in this
o  Prices of equity securities change in                                                     report are generally according to the
   response to many factors, including the   o  The Fund is not managed to track the         Global Industry Classification
   historical and prospective earnings of       performance of any particular index,         Standard, which was developed by and is
   the issuer, the value of its assets,         including the indexes defined here, and      the exclusive property and a service
   general economic conditions, interest        consequently, the performance of the         mark of MSCI Inc. and Standard &
   rates, investor perceptions and market       Fund may deviate significantly from the      Poor's.
   liquidity.                                   performance of the indexes.

o  Foreign securities have additional        o  A direct investment cannot be made in
   risks, including exchange rate changes,      an index. Unless otherwise indicated,
   political and economic upheaval,             index results include reinvested
   relative lack of information,                dividends, and they do not reflect
   relatively low market liquidity, and         sales charges. Performance of an index
   the potential lack of strict financial       of funds reflects fund expenses;
   and accounting controls and standards.       performance of a market index does not.

o  The prices of securities held by the
   Fund may decline in response to market
   risks.

=======================================================================================   ==========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AIIEX
=======================================================================================   Class B Shares                       AIEBX
                                                                                          Class C Shares                       AIECX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     Class R Shares                       AIERX
                                                                                          Class Y Shares                       AIIYX
                                                                                          ==========================================


8               AIM INTERNATIONAL GROWTH FUND

SCHEDULE OF INVESTMENTS(a)

October 31, 2008





                                                        SHARES           VALUE
----------------------------------------------------------------------------------

COMMON STOCKS & OTHER EQUITY INTERESTS-84.75%

AUSTRALIA-2.56%

BHP Billiton Ltd.                                      1,611,179    $   30,950,772
----------------------------------------------------------------------------------
Cochlear Ltd.                                            681,139        25,918,673
==================================================================================
                                                                        56,869,445
==================================================================================


BELGIUM-1.41%

InBev N.V.                                               696,197        28,065,888
----------------------------------------------------------------------------------
KBC Groep N.V.                                            76,355         3,305,868
==================================================================================
                                                                        31,371,756
==================================================================================


CANADA-2.93%

Canadian National Railway Co.                            545,600        23,583,025
----------------------------------------------------------------------------------
Canadian Natural Resources Ltd.                          391,700        19,626,307
----------------------------------------------------------------------------------
Suncor Energy, Inc.                                      913,800        21,850,178
==================================================================================
                                                                        65,059,510
==================================================================================


CHINA-0.90%

China Mobile Ltd.                                      2,269,350        19,912,055
==================================================================================


DENMARK-1.72%

Novo Nordisk A.S.-Class B                                713,612        38,194,481
==================================================================================


FINLAND-0.96%

Nokia Oyj                                              1,392,452        21,236,637
==================================================================================


FRANCE-5.55%

Axa                                                    1,204,171        23,202,040
----------------------------------------------------------------------------------
BNP Paribas                                              594,941        43,182,678
----------------------------------------------------------------------------------
Cap Gemini S.A.                                          420,184        13,528,465
----------------------------------------------------------------------------------
Total S.A.                                               785,273        43,125,871
==================================================================================
                                                                       123,039,054
==================================================================================


GERMANY-6.00%

Bayer AG                                                 763,361        41,987,224
----------------------------------------------------------------------------------
Deutsche Boerse AG                                       158,244        12,634,199
----------------------------------------------------------------------------------
Merck KGaA                                               380,760        33,763,037
----------------------------------------------------------------------------------
Puma AG Rudolf Dassler Sport                             128,530        21,465,709
----------------------------------------------------------------------------------
Siemens AG                                               389,407        23,295,185
==================================================================================
                                                                       133,145,354
==================================================================================


GREECE-0.48%

OPAP S.A.                                                483,355        10,589,613
==================================================================================


HONG KONG-3.09%

Esprit Holdings Ltd.                                   3,793,400        21,296,284
----------------------------------------------------------------------------------
Hutchison Whampoa Ltd.                                 5,753,000        31,491,217
----------------------------------------------------------------------------------
Li & Fung Ltd.                                         7,840,000        15,764,561
==================================================================================
                                                                        68,552,062
==================================================================================


INDIA-2.89%

Bharat Heavy Electricals Ltd.                            606,648        16,091,489
----------------------------------------------------------------------------------
Infosys Technologies Ltd.                              1,689,518        48,104,705
==================================================================================
                                                                        64,196,194
==================================================================================


INDONESIA-0.46%

PT Telekomunikasi Indonesia                           20,647,500        10,250,847
==================================================================================


IRELAND-0.75%

CRH PLC                                                  744,506        16,600,301
==================================================================================


ISRAEL-2.92%

Teva Pharmaceutical Industries Ltd.-ADR                1,512,906        64,873,409
==================================================================================


ITALY-2.77%

Eni S.p.A.                                             1,663,601        39,636,379
----------------------------------------------------------------------------------
Finmeccanica S.p.A.                                    1,703,521        21,125,585
----------------------------------------------------------------------------------
Finmeccanica S.p.A.-Rts. expiring 11/11/08(b)          1,451,325           591,862
==================================================================================
                                                                        61,353,826
==================================================================================


JAPAN-8.74%

Denso Corp.                                              171,000         3,376,614
----------------------------------------------------------------------------------
Fanuc Ltd.                                               460,600        31,259,286
----------------------------------------------------------------------------------
Hoya Corp.                                             1,223,100        22,670,085
----------------------------------------------------------------------------------
Keyence Corp.                                            175,100        33,811,443
----------------------------------------------------------------------------------
Nidec Corp.                                              719,900        37,040,181
----------------------------------------------------------------------------------
Nintendo Co., Ltd.                                        52,200        16,462,477
----------------------------------------------------------------------------------
Suzuki Motor Corp.                                       926,500        13,419,346
----------------------------------------------------------------------------------
Toyota Motor Corp.                                       908,200        35,800,114
==================================================================================
                                                                       193,839,546
==================================================================================


LUXEMBOURG-0.04%

Reinet Investments S.C.A.(b)                              79,012           813,594
==================================================================================


MEXICO-3.95%

America Movil S.A.B. de C.V.-Series L-ADR              1,234,799        38,204,681
----------------------------------------------------------------------------------
Desarrolladora Homex S.A. de C.V.-ADR(b)(c)              583,842        13,591,842
----------------------------------------------------------------------------------
Grupo Televisa S.A.-ADR                                1,681,764        29,699,952
----------------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.(b)             4,113,400         6,163,617
==================================================================================
                                                                        87,660,092
==================================================================================




See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM INTERNATIONAL GROWTH FUND

                                                        SHARES           VALUE
----------------------------------------------------------------------------------
NETHERLANDS-2.13%

Heineken Holding N.V.                                    780,295    $   23,693,507
----------------------------------------------------------------------------------
TNT N.V.                                               1,124,250        23,534,839
==================================================================================
                                                                        47,228,346
==================================================================================


NORWAY-0.34%

Petroleum Geo-Services A.S.A.(b)                       1,486,138         7,474,732
==================================================================================


SINGAPORE-2.18%

Keppel Corp. Ltd.                                      4,606,000        14,188,296
----------------------------------------------------------------------------------
Singapore Technologies Engineering Ltd.                  641,000         1,014,638
----------------------------------------------------------------------------------
United Overseas Bank Ltd.                              3,729,000        33,211,180
==================================================================================
                                                                        48,414,114
==================================================================================


SOUTH AFRICA-0.16%

Standard Bank Group Ltd.                                 452,692         3,617,240
==================================================================================


SPAIN-2.72%

Banco Santander S.A.                                   1,243,802        13,452,018
----------------------------------------------------------------------------------
Telefonica S.A.                                        2,539,705        46,971,872
==================================================================================
                                                                        60,423,890
==================================================================================


SWITZERLAND-9.88%

Compagnie Financiere Richemont S.A.-Class A              577,203        12,268,740
----------------------------------------------------------------------------------
Nestle S.A.                                            1,689,454        65,832,774
----------------------------------------------------------------------------------
Roche Holding AG                                         515,527        78,884,102
----------------------------------------------------------------------------------
Sonova Holding AG                                        478,244        20,094,920
----------------------------------------------------------------------------------
Syngenta AG                                              226,733        42,216,555
==================================================================================
                                                                       219,297,091
==================================================================================


TAIWAN-1.84%

Hon Hai Precision Industry Co., Ltd.                   5,880,051        14,265,044
----------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.           18,014,548        26,660,692
==================================================================================
                                                                        40,925,736
==================================================================================


TURKEY-0.55%

Akbank T.A.S.                                          3,575,363        12,283,091
==================================================================================


UNITED KINGDOM-16.83%

Aviva PLC                                              2,286,416        13,705,354
----------------------------------------------------------------------------------
British American Tobacco PLC                             352,868         9,687,058
----------------------------------------------------------------------------------
Capita Group PLC                                       2,303,993        23,715,494
----------------------------------------------------------------------------------
Compass Group PLC                                      6,860,394        32,082,151
----------------------------------------------------------------------------------
Imperial Tobacco Group PLC                             2,393,737        64,346,111
----------------------------------------------------------------------------------
Informa PLC                                            3,652,069        12,352,739
----------------------------------------------------------------------------------
International Power PLC                                5,519,871        19,750,785
----------------------------------------------------------------------------------
Reckitt Benckiser Group PLC                              970,628        40,755,067
----------------------------------------------------------------------------------
Reed Elsevier PLC                                      3,469,532        30,419,753
----------------------------------------------------------------------------------
Shire PLC                                              2,420,877        31,990,223
----------------------------------------------------------------------------------
Tesco PLC                                              7,544,730        41,194,936
----------------------------------------------------------------------------------
Vodafone Group PLC                                    18,150,913        34,948,619
----------------------------------------------------------------------------------
WPP Group PLC                                          3,086,436        18,619,878
==================================================================================
                                                                       373,568,168
==================================================================================
     Total Common Stocks & Other Equity Interests
       (Cost $2,131,517,743)                                         1,880,790,184
==================================================================================



PREFERRED STOCKS-3.21%

BRAZIL-0.70%

Petroleo Brasileiro S.A.-Pfd.-ADR                        703,566        15,527,702
==================================================================================
GERMANY-2.51%

Henkel AG & Co. KGaA-Pfd.                                710,926        20,573,559
----------------------------------------------------------------------------------
Porsche Automobile Holding S.E.-Pfd.                     399,002        35,162,475
==================================================================================
                                                                        55,736,034
==================================================================================
     Total Preferred Stocks (Cost $73,622,898)                          71,263,736
==================================================================================



MONEY MARKET FUNDS-10.03%

Liquid Assets Portfolio-Institutional Class(d)       111,267,309       111,267,309
----------------------------------------------------------------------------------
Premier Portfolio-Institutional Class(d)             111,267,309       111,267,309
==================================================================================
     Total Money Market Funds (Cost $222,534,618)                      222,534,618
==================================================================================
TOTAL INVESTMENTS-97.99% (Cost $2,427,675,259)(e)                    2,174,588,538
==================================================================================
OTHER ASSETS LESS LIABILITIES-2.01%                                     44,520,625
==================================================================================
NET ASSETS-100.00%                                                  $2,219,109,163
__________________________________________________________________________________
==================================================================================



Investment Abbreviations:

ADR    - American Depositary Receipt
Pfd.   - Preferred
Rts.   - Rights


Notes to Schedule of Investments:

(a) Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor's.
(b)   Non-income producing security.
(c) Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2008 represented 0.61% of the Fund's Net Assets. See Note 3.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) A majority of foreign securities were fair valued using adjusted closing market prices.


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2008




ASSETS:

Investments, at value (Cost
  $2,170,631,636)                        $1,938,462,078
-------------------------------------------------------
Investments in affiliates, at value
  (Cost $257,043,623)                       236,126,460
=======================================================
     Total investments (Cost
       $2,427,675,259)                    2,174,588,538
=======================================================
Foreign currencies, at value (Cost
  $53,953,264)                               52,766,400
-------------------------------------------------------
Receivables for:
  Investments sold                           23,148,228
-------------------------------------------------------
  Fund shares sold                            3,614,184
-------------------------------------------------------
  Dividends                                   5,170,370
-------------------------------------------------------
Investment for trustee deferred
  compensation and retirement plans              68,719
-------------------------------------------------------
Other assets                                    115,737
=======================================================
     Total assets                         2,259,472,176
_______________________________________________________
=======================================================


LIABILITIES:

Payables for:
  Investments purchased                      23,663,379
-------------------------------------------------------
  Fund shares reacquired                     13,357,662
-------------------------------------------------------
  Accrued fees to affiliates                  1,952,109
-------------------------------------------------------
  Accrued other operating expenses            1,079,997
-------------------------------------------------------
Trustee deferred compensation and
  retirement plans                              309,866
=======================================================
     Total liabilities                       40,363,013
=======================================================
Net assets applicable to shares
  outstanding                            $2,219,109,163
_______________________________________________________
=======================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest            $2,459,730,508
-------------------------------------------------------
Undistributed net investment income          46,623,805
-------------------------------------------------------
Undistributed net realized gain (loss)      (32,930,631)
-------------------------------------------------------
Unrealized appreciation (depreciation)     (254,314,519)
=======================================================
                                         $2,219,109,163
_______________________________________________________
=======================================================



NET ASSETS:

Class A                                  $1,452,468,925
_______________________________________________________
=======================================================
Class B                                  $   77,464,809
_______________________________________________________
=======================================================
Class C                                  $  125,171,717
_______________________________________________________
=======================================================
Class R                                  $   34,820,537
_______________________________________________________
=======================================================
Class Y                                  $    2,536,672
_______________________________________________________
=======================================================
Institutional Class                      $  526,646,503
_______________________________________________________
=======================================================


SHARES OUTSTANDING, $0.001 PAR VALUE PER SHARE,
  UNLIMITED NUMBER OF SHARES AUTHORIZED:

Class A                                      76,301,876
_______________________________________________________
=======================================================
Class B                                       4,421,997
_______________________________________________________
=======================================================
Class C                                       7,139,386
_______________________________________________________
=======================================================
Class R                                       1,851,807
_______________________________________________________
=======================================================
Class Y                                         133,256
_______________________________________________________
=======================================================
Institutional Class                          27,204,749
_______________________________________________________
=======================================================
Class A:
  Net asset value per share              $        19.04
-------------------------------------------------------
  Maximum offering price per share
     (Net asset value of $19.04
     divided by 94.50%)                  $        20.15
_______________________________________________________
=======================================================
Class B:
  Net asset value and offering price
     per share                           $        17.52
_______________________________________________________
=======================================================
Class C:
  Net asset value and offering price
     per share                           $        17.53
_______________________________________________________
=======================================================
Class R:
  Net asset value and offering price
     per share                           $        18.80
_______________________________________________________
=======================================================
Class Y:
  Net asset value and offering price
     per share                           $        19.04
_______________________________________________________
=======================================================
Institutional Class:
  Net asset value and offering price
     per share                           $        19.36
_______________________________________________________
=======================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS

For the year ended October 31, 2008




INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $8,301,439)                         $    88,118,516
--------------------------------------------------------------------------------------------------
Dividends from affiliates (includes securities lending income of $1,427,710)            12,032,603
==================================================================================================
     Total investment income                                                           100,151,119
==================================================================================================


EXPENSES:

Advisory fees                                                                           30,690,247
--------------------------------------------------------------------------------------------------
Administrative services fees                                                               597,157
--------------------------------------------------------------------------------------------------
Custodian fees                                                                           2,061,924
--------------------------------------------------------------------------------------------------
Distribution fees:
  Class A                                                                                5,895,983
--------------------------------------------------------------------------------------------------
  Class B                                                                                1,671,272
--------------------------------------------------------------------------------------------------
  Class C                                                                                2,186,115
--------------------------------------------------------------------------------------------------
  Class R                                                                                  239,996
--------------------------------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Y                                                  6,274,211
--------------------------------------------------------------------------------------------------
Transfer agent fees -- Institutional                                                       455,850
--------------------------------------------------------------------------------------------------
Trustees' and officers' fees and benefits                                                  113,709
--------------------------------------------------------------------------------------------------
Other                                                                                    1,250,491
==================================================================================================
     Total expenses                                                                     51,436,955
==================================================================================================
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)                  (542,276)
==================================================================================================
     Net expenses                                                                       50,894,679
==================================================================================================
Net investment income                                                                   49,256,440
==================================================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM:

Net realized gain (loss) from:
  Investment securities                                                                (21,331,894)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (1,466,493)
==================================================================================================
                                                                                       (22,798,387)
==================================================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                                             (1,916,233,892)
--------------------------------------------------------------------------------------------------
  Foreign currencies                                                                    (1,296,686)
==================================================================================================
                                                                                    (1,917,530,578)
==================================================================================================
Net realized and unrealized gain (loss)                                             (1,940,328,965)
==================================================================================================
Net increase (decrease) in net assets resulting from operations                    $(1,891,072,525)
__________________________________________________________________________________________________
==================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM INTERNATIONAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 2008 and 2007



                                                                                2008              2007
-----------------------------------------------------------------------------------------------------------

OPERATIONS:

  Net investment income                                                   $    49,256,440    $   27,424,794
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                                    (22,798,387)      222,458,752
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)                     (1,917,530,578)      684,346,483
===========================================================================================================
     Net increase (decrease) in net assets resulting from operations       (1,891,072,525)      934,230,029
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                     (13,953,858)      (12,740,974)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                        (166,196)         (100,532)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                          (6,882,893)       (3,274,673)
===========================================================================================================
     Total distributions from net investment income                           (21,002,947)      (16,116,179)
===========================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                    (147,126,696)       (6,281,149)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (13,395,707)         (852,746)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (15,052,389)         (647,599)
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      (2,583,518)          (66,584)
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         (42,444,892)       (1,013,220)
===========================================================================================================
     Total distributions from net realized gains                             (220,603,202)       (8,861,298)
===========================================================================================================
Share transactions-net:
  Class A                                                                     (35,569,162)      356,453,495
-----------------------------------------------------------------------------------------------------------
  Class B                                                                     (76,697,974)      (63,077,874)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                     (17,905,343)       30,168,251
-----------------------------------------------------------------------------------------------------------
  Class R                                                                      15,737,049        20,631,701
-----------------------------------------------------------------------------------------------------------
  Class Y                                                                       2,980,628                --
-----------------------------------------------------------------------------------------------------------
  Institutional Class                                                         154,809,196       407,775,574
===========================================================================================================
     Net increase in net assets resulting from share transactions              43,354,394       751,951,147
===========================================================================================================
     Net increase (decrease) in net assets                                 (2,089,324,280)    1,661,203,699
===========================================================================================================


NET ASSETS:

  Beginning of year                                                         4,308,433,443     2,647,229,744
===========================================================================================================
  End of year (includes undistributed net investment income of
     $46,623,805 and $15,135,779, respectively)                           $ 2,219,109,163    $4,308,433,443
___________________________________________________________________________________________________________
===========================================================================================================





See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

October 31, 2008


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Growth Fund (the "Fund") is a series portfolio of AIM International Mutual Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

  The Fund's investment objective is long-term growth of capital.

  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges ("CDSC"). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

        A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

        Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

        Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

        Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

        Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

        Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

        Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer's assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.


14        AIM INTERNATIONAL GROWTH FUND

        The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.

        Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
      (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

        The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment advisor may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund's taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

        The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

J. SECURITIES LENDING -- The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.

K. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated

15        AIM INTERNATIONAL GROWTH FUND
      into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

        The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. Fluctuations in the value of these contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed. When these contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. The Fund could be exposed to risk, which may be in excess of the amount reflected in the Statement of Assets and Liabilities, if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with Invesco Aim Advisors, Inc. (the "Advisor" or "Invesco Aim"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                           0.935%
-------------------------------------------------------------------
Next $250 million                                            0.91%
-------------------------------------------------------------------
Next $500 million                                            0.885%
-------------------------------------------------------------------
Next $1.5 billion                                            0.86%
-------------------------------------------------------------------
Next $2.5 billion                                            0.835%
-------------------------------------------------------------------
Next $2.5 billion                                            0.81%
-------------------------------------------------------------------
Next $2.5 billion                                            0.785%
-------------------------------------------------------------------
Over $10 billion                                             0.76%
___________________________________________________________________
===================================================================




  Under the terms of a master sub-advisory agreement approved by shareholders of the Fund, effective May 1, 2008, between the Advisor and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the "Affiliated Sub-Advisors") the Advisor, not the Fund, may pay 40% of the fees paid to the Advisor to any such Affiliated Sub-Advisor(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Advisor(s).

  Further, the Advisor has contractually agreed, through at least June 30, 2009, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Advisor receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

  For the year ended October 31, 2008, the Advisor waived advisory fees of $434,176.

  At the request of the Trustees of the Trust, Invesco Ltd. ("Invesco") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2008, Invesco reimbursed expenses of the Fund in the amount of $29,040.

  The Trust has entered into a master administrative services agreement with Invesco Aim pursuant to which the Fund has agreed to pay Invesco Aim for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.

  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. ("IAIS") pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust's Board of Trustees. For the year ended October 31, 2008, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.

  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. ("IADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of

16        AIM INTERNATIONAL GROWTH FUND

0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority ("FINRA") impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2008, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

  Front-end sales commissions and CDSC (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2008, IADI advised the Fund that IADI retained $173,692 in front-end sales commissions from the sale of Class A shares and $11,777, $203,541, $53,830 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of Invesco Aim, IAIS and/or IADI.

NOTE 3--INVESTMENTS IN OTHER AFFILIATES

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended October 31, 2008.

                                                                             CHANGE IN
                                                                            UNREALIZED
                                    VALUE       PURCHASES     PROCEEDS     APPRECIATION       VALUE      DIVIDEND     REALIZED
                                   10/31/07      AT COST     FROM SALES   (DEPRECIATION)     10/31/08     INCOME    GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------------------------
Desarrolladora Homex S.A. de
  C.V-ADR                        $17,333,990   $15,866,453       $--       $(19,608,601)   $13,591,842      $--         $--
_______________________________________________________________________________________________________________________________
===============================================================================================================================



NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2008, the Fund engaged in securities purchases of $75,114.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2008, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $79,060.

NOTE 6--TRUSTEES' AND OFFICERS' FEES AND BENEFITS

"Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officers' Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officers' Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended October 31, 2008, the Fund paid legal fees of $10,880 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.


17        AIM INTERNATIONAL GROWTH FUND

NOTE 7--CASH BALANCES

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either
(i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco Aim, not to exceed the contractually agreed upon rate.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS PAID DURING THE YEARS ENDED OCTOBER 31, 2008 AND 2007:

                                                                                2008             2007
--------------------------------------------------------------------------------------------------------
Ordinary income                                                             $ 21,012,881     $16,116,179
--------------------------------------------------------------------------------------------------------
Long-term capital gain                                                       220,593,268       8,861,298
========================================================================================================
Total distributions                                                         $241,606,149     $24,977,477
________________________________________________________________________________________________________
========================================================================================================



TAX COMPONENTS OF NET ASSETS AT PERIOD-END:

                                                                                        2008
-------------------------------------------------------------------------------------------------
Undistributed ordinary income                                                      $   46,960,527
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- investments                            (256,770,550)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) -- other investments                        (1,227,799)
-------------------------------------------------------------------------------------------------
Temporary book/tax differences                                                           (336,722)
-------------------------------------------------------------------------------------------------
Capital loss carryforward                                                             (29,246,801)
-------------------------------------------------------------------------------------------------
Shares of beneficial interest                                                       2,459,730,508
=================================================================================================
Total net assets                                                                   $2,219,109,163
_________________________________________________________________________________________________
=================================================================================================




  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $29,246,801 of capital loss carryforward in the fiscal year ended October 31, 2009.

  The Fund has a capital loss carryforward as of October 31, 2008 which expires as follows:

                                                                                   CAPITAL LOSS
EXPIRATION                                                                        CARRYFORWARD*
-----------------------------------------------------------------------------------------------
October 31, 2009                                                                   $ 5,995,076
-----------------------------------------------------------------------------------------------
October 31, 2016                                                                    23,251,725
===============================================================================================
Total capital loss carryforward                                                    $29,246,801
_______________________________________________________________________________________________
===============================================================================================




* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2008 was $1,215,516,681 and $1,262,436,284, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

         UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                         $ 224,137,247
------------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                        (480,907,797)
================================================================================================
Net unrealized appreciation (depreciation) of investment securities                $(256,770,550)
________________________________________________________________________________________________
================================================================================================
Cost of investments for tax purposes is $2,431,359,088




18        AIM INTERNATIONAL GROWTH FUND

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of proxy costs, foreign currency transactions and passive foreign investment companies, on October 31, 2008, undistributed net investment income was increased by $3,234,533, undistributed net realized gain (loss) was decreased by $3,086,193 and shares of beneficial interest decreased by $148,340. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION


                                                                              SUMMARY OF SHARE ACTIVITY
                                                           ---------------------------------------------------------------
                                                                     YEAR ENDED                        YEAR ENDED
                                                                OCTOBER 31, 2008(a)                 OCTOBER 31, 2007
                                                           -----------------------------     -----------------------------
                                                              SHARES           AMOUNT           SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                   19,910,599     $ 565,878,754      27,708,568     $ 890,397,567
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      709,506        18,970,270       1,297,473        38,416,797
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                    1,508,599        41,270,149       2,814,402        83,803,226
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                    1,103,116        31,288,523       1,036,987        33,005,271
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                   134,135         2,998,043              --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       10,030,019       289,520,256      14,835,547       493,838,031
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                    4,687,277       147,930,456         606,077        17,824,739
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      426,643        12,470,766          29,097           797,850
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      477,714        13,977,906          22,276           611,267
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                       87,982         2,748,565           5,731           167,060
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                        1,506,370        48,158,659         143,556         4,270,787
==========================================================================================================================
Automatic conversion of Class B shares to Class A
  shares:
  Class A                                                    2,175,520        61,688,875       1,444,005        45,912,636
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (2,356,007)      (61,688,875)     (1,553,917)      (45,912,636)
==========================================================================================================================
Reacquired:(c)
  Class A(b)                                               (29,755,552)     (811,067,247)    (18,995,511)     (597,681,447)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                   (1,802,439)      (46,450,135)     (1,924,093)      (56,379,885)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                   (2,935,314)      (73,153,398)     (1,838,519)      (54,246,242)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                     (675,005)      (18,300,039)       (398,545)      (12,540,630)
--------------------------------------------------------------------------------------------------------------------------
  Class Y(b)                                                      (879)          (17,415)             --                --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                       (6,783,940)     (182,869,719)     (2,731,045)      (90,333,244)
==========================================================================================================================
     Net increase in share activity                         (1,551,656)    $  43,354,394      22,502,089     $ 751,951,147
__________________________________________________________________________________________________________________________
==========================================================================================================================




(a) There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 31% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco Aim and/or Invesco Aim affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco Aim and/or Invesco Aim affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
       In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco Aim.
(b) Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund:

CLASS                                                                        SHARES         AMOUNT
----------------------------------------------------------------------------------------------------
Class Y                                                                      133,308     $ 2,980,767
----------------------------------------------------------------------------------------------------
Class A                                                                     (133,308)     (2,980,767)
____________________________________________________________________________________________________
====================================================================================================



(c) Net of redemption fees of $146,051 and $221,782 which were allocated among the classes based on relative net assets of each class for the years ended October 31, 2008 and 2007, respectively.


19        AIM INTERNATIONAL GROWTH FUND

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                    NET GAINS
                                                     (LOSSES)
                     NET ASSET                    ON SECURITIES               DIVIDENDS  DISTRIBUTIONS
                       VALUE,          NET            (BOTH      TOTAL FROM   FROM NET      FROM NET                     NET ASSET
                     BEGINNING     INVESTMENT      REALIZED AND  INVESTMENT  INVESTMENT     REALIZED        TOTAL       VALUE, END
                     OF PERIOD  INCOME (LOSS)(A)   UNREALIZED)   OPERATIONS    INCOME        GAINS      DISTRIBUTIONS  OF PERIOD(B)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08    $36.57        $ 0.40          $(15.91)      $(15.51)    $(0.18)       $(1.84)        $(2.02)       $19.04
Year ended 10/31/07     27.85          0.28             8.72          9.00      (0.19)        (0.09)         (0.28)        36.57
Year ended 10/31/06     21.63          0.14             6.26          6.40      (0.18)           --          (0.18)        27.85
Year ended 10/31/05     18.16          0.11             3.36          3.47         --            --             --         21.63
Year ended 10/31/04     15.23          0.05             2.90          2.95      (0.02)           --          (0.02)        18.16
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08     33.88          0.17           (14.69)       (14.52)        --         (1.84)         (1.84)        17.52
Year ended 10/31/07     25.84          0.03             8.10          8.13         --         (0.09)         (0.09)        33.88
Year ended 10/31/06     20.08         (0.05)            5.83          5.78      (0.02)           --          (0.02)        25.84
Year ended 10/31/05     16.99         (0.03)            3.12          3.09         --            --             --         20.08
Year ended 10/31/04     14.32         (0.07)            2.74          2.67         --            --             --         16.99
-----------------------------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08     33.91          0.17           (14.71)       (14.54)        --         (1.84)         (1.84)        17.53
Year ended 10/31/07     25.86          0.03             8.11          8.14         --         (0.09)         (0.09)        33.91
Year ended 10/31/06     20.10         (0.05)            5.83          5.78      (0.02)           --          (0.02)        25.86
Year ended 10/31/05     17.00         (0.03)            3.13          3.10         --            --             --         20.10
Year ended 10/31/04     14.33         (0.07)            2.74          2.67         --            --             --         17.00
-----------------------------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08     36.18          0.32           (15.74)       (15.42)     (0.12)        (1.84)         (1.96)        18.80
Year ended 10/31/07     27.58          0.20             8.63          8.83      (0.14)        (0.09)         (0.23)        36.18
Year ended 10/31/06     21.43          0.07             6.21          6.28      (0.13)           --          (0.13)        27.58
Year ended 10/31/05     18.04          0.07             3.32          3.39         --            --             --         21.43
Year ended 10/31/04     15.14          0.01             2.89          2.90         --            --             --         18.04
-----------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)           22.36          0.02            (3.34)        (3.32)        --            --             --         19.04
-----------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08     37.14          0.52           (16.17)       (15.65)     (0.29)        (1.84)         (2.13)        19.36
Year ended 10/31/07     28.26          0.42             8.84          9.26      (0.29)        (0.09)         (0.38)        37.14
Year ended 10/31/06     21.97          0.25             6.35          6.60      (0.31)           --          (0.31)        28.26
Year ended 10/31/05     18.34          0.25             3.38          3.63         --            --             --         21.97
Year ended 10/31/04     15.37          0.15             2.93          3.08      (0.11)           --          (0.11)        18.34
___________________________________________________________________________________________________________________________________
===================================================================================================================================

                                                     RATIO OF          RATIO OF
                                                     EXPENSES          EXPENSES
                                                    TO AVERAGE      TO AVERAGE NET   RATIO OF NET
                                                    NET ASSETS      ASSETS WITHOUT    INVESTMENT
                                   NET ASSETS,   WITH FEE WAIVERS    FEE WAIVERS    INCOME (LOSS)
                       TOTAL      END OF PERIOD   AND/OR EXPENSES  AND/OR EXPENSES    TO AVERAGE    PORTFOLIO
                     RETURN(C)   (000S OMITTED)      ABSORBED          ABSORBED       NET ASSETS   TURNOVER(D)
--------------------------------------------------------------------------------------------------------------
CLASS A
Year ended 10/31/08    (47.34)%    $1,452,469          1.44%(e)          1.45%(e)        1.38%(e)       38%
Year ended 10/31/07     32.55       2,899,666          1.44              1.47            0.87           22
Year ended 10/31/06     29.73       1,908,453          1.54              1.58            0.53           37
Year ended 10/31/05     19.11       1,447,049          1.69              1.74            0.54           37
Year ended 10/31/04     19.40       1,288,548          1.70              1.74            0.27           54
--------------------------------------------------------------------------------------------------------------
CLASS B
Year ended 10/31/08    (45.03)         77,465          2.19(e)           2.20(e)         0.63(e)        38
Year ended 10/31/07     31.55         252,203          2.19              2.22            0.12           22
Year ended 10/31/06     28.80         247,939          2.29              2.33           (0.22)          37
Year ended 10/31/05     18.19         250,056          2.41              2.46           (0.18)          37
Year ended 10/31/04     18.64         301,380          2.40              2.44           (0.43)          54
--------------------------------------------------------------------------------------------------------------
CLASS C
Year ended 10/31/08    (45.05)        125,172          2.19(e)           2.20(e)         0.63(e)        38
Year ended 10/31/07     31.57         274,266          2.19              2.22            0.12           22
Year ended 10/31/06     28.78         183,360          2.29              2.33           (0.22)          37
Year ended 10/31/05     18.24         132,387          2.41              2.46           (0.18)          37
Year ended 10/31/04     18.63         116,136          2.40              2.44           (0.43)          54
--------------------------------------------------------------------------------------------------------------
CLASS R
Year ended 10/31/08    (44.78)         34,821          1.69(e)           1.70(e)         1.13(e)        38
Year ended 10/31/07     32.21          48,321          1.69              1.72            0.62           22
Year ended 10/31/06     29.41          19,070          1.79              1.83            0.28           37
Year ended 10/31/05     18.79           8,700          1.91              1.96            0.32           37
Year ended 10/31/04     19.15           2,450          1.90              1.94            0.07           54
--------------------------------------------------------------------------------------------------------------
CLASS Y
Year ended
  10/31/08(f)          (14.85)          2,537          1.25(e)(g)        1.27(e)(g)      1.57(e)(g)     38
--------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS
Year ended 10/31/08    (44.38)        526,647          1.03(e)           1.04(e)         1.79(e)        38
Year ended 10/31/07     33.13         833,977          1.02              1.05            1.30           22
Year ended 10/31/06     30.32         288,408          1.08              1.12            0.99           37
Year ended 10/31/05     19.79          98,912          1.07              1.12            1.16           37
Year ended 10/31/04     20.15          13,345          1.13              1.17            0.84           54
______________________________________________________________________________________________________________
==============================================================================================================



(a)  Calculated using average shares outstanding.
(b) Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d) Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e) Ratios are based on average daily net assets (000's omitted) of $2,358,393, $167,127, $218,611, $47,999, $2,503 and $755,924 for Class A, Class B,
     Class C, Class R, Class Y and Institutional Class shares, respectively.
(f)  Commencement date of October 3, 2008.
(g)  Annualized.


20        AIM INTERNATIONAL GROWTH FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING


  On May 23, 2008, the Securities and Exchange Commission ("SEC") publicly posted its final approval of the Distribution Plans ("Distribution Plans") for the distribution of monies placed into two separate Fair Funds created pursuant to a settlement reached on October 8, 2004 between Invesco Funds Group, Inc. ("IFG"), Invesco Aim Advisors, Inc. ("Invesco Aim") and Invesco Aim Distributors, Inc. ("IADI") and the SEC (the "Order"). One of the Fair Funds consists of $325 million, plus interest and any contributions by other settling parties, for distribution to shareholders of certain mutual funds formerly advised by IFG who may have been harmed by market timing and related activity. The second Fair Fund consists of $50 million, plus interest and any contributions by other settling parties, for distribution to shareholders of mutual funds advised by Invesco Aim who may have been harmed by market timing and related activity. The Distribution Plans provide for the distribution to all eligible investors to compensate such investors for injury they may have suffered as a result of market timing in the affected funds. The Distribution Plans include a provision for any residual amounts in the Fair Funds to be distributed in the future to the affected funds. Because the distribution of the Fair Funds has not yet commenced, management of Invesco Aim and the Fund are unable to estimate the amount of distribution to be made to the Fund, if any.

  At the request of the trustees of the AIM Funds, Invesco Ltd. ("Invesco"), the parent company of IFG and Invesco Aim, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

PENDING LITIGATION AND REGULATORY INQUIRIES


  On August 30, 2005, the West Virginia Office of the State
Auditor -- Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to Invesco Aim and IADI (Order No. 05-
1318). The WVASC makes findings of fact that Invesco Aim and IADI entered into certain arrangements permitting market timing of the AIM Funds and failed to disclose these arrangements in the prospectuses for such Funds, and conclusions of law to the effect that Invesco Aim and IADI violated the West Virginia securities laws. The WVASC orders Invesco Aim and IADI to cease any further violations and seeks to impose monetary sanctions, including restitution to affected investors, disgorgement of fees, reimbursement of investigatory, administrative and legal costs and an "administrative assessment," to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. By agreement with the Commissioner of Securities, Invesco Aim's time to respond to that Order has been indefinitely suspended.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, Invesco Aim, IADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds; and

  - that certain AIM Funds inadequately employed fair value pricing.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid. The case pending in Illinois State Court regarding fair value pricing was dismissed with prejudice on May 6, 2008.

  All lawsuits based on allegations of market timing, late trading and related issues have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various Invesco Aim- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of ERISA purportedly brought on behalf of participants in the Invesco 401(k) plan. Based on orders issued by the MDL Court, all claims asserted against the AIM Funds that have been transferred to the MDL Court have been dismissed, although certain Funds remain nominal defendants in the Consolidated Amended Fund Derivative Complaint. On September 15, 2006, the MDL Court granted the Invesco defendants' motion to dismiss the Amended Class Action Complaint for Violations of ERISA and dismissed such Complaint. Plaintiff appealed this ruling. On June 16, 2008, the Fourth Circuit Court of Appeals reversed the dismissal and remanded this lawsuit back to the MDL Court for further proceedings.

  IFG, Invesco Aim, IADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost security holders. IFG, Invesco Aim and IADI have advised the Fund that they are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, Invesco Aim and/or related entities and individuals in the future.

  At the present time, management of Invesco Aim and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on Invesco Aim, IADI or the Fund.


21        AIM INTERNATIONAL GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of AIM International Mutual Funds and Shareholders of AIM International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Growth Fund (one of the funds constituting AIM International Mutual Funds, hereafter referred to as the "Fund") at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

December 16, 2008
Houston, Texas




22        AIM INTERNATIONAL GROWTH FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class Y Shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008. The actual ending account and expenses of the Class Y shares in the below example are based on an investment of $1,000 invested as of close of business October 3, 2008 (commencement date) and held through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period (as of close of business October 3, 2008 through October 31, 2008 for the Class Y shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class Y shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


---------------------------------------------------------------------------------------------------
                                                                    HYPOTHETICAL
                                                              (5% ANNUAL RETURN BEFORE
                                           ACTUAL                     EXPENSES)
                                 ------------------------------------------------------
                    BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                  ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
      CLASS         (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)   PERIOD(2,3)     RATIO
---------------------------------------------------------------------------------------------------
        A           $1,000.00       $630.10        $6.02       $1,017.75       $ 7.46       1.47%
---------------------------------------------------------------------------------------------------
        B            1,000.00        627.70         9.08        1,013.98        11.24       2.22
---------------------------------------------------------------------------------------------------
        C            1,000.00        627.40         9.08        1,013.98        11.24       2.22
---------------------------------------------------------------------------------------------------
        R            1,000.00        629.20         7.04        1,016.49         8.72       1.72
---------------------------------------------------------------------------------------------------
        Y            1,000.00        851.50         0.92        1,018.85         6.34       1.25
---------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008 (as of close of business October 3, 2008, through October 31, 2008 for the Class Y shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. For the Class Y shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 29 (as of close of business October 31, 2008, through October 31, 2008)/366. Because the Class Y shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class Y shares of the Fund and other funds because such data is based on a full six month period.


23        AIM INTERNATIONAL GROWTH FUND

Supplement to Annual Report dated 10/31/08

AIM INTERNATIONAL GROWTH FUND

                                             ==========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                    Please note that past performance
                                             For periods ended 10/31/08                   is not indicative of future results.
The following information has been                                                        More recent returns may be more or less
prepared to provide Institutional Class      Inception (3/15/02)                  5.37%   than those shown. All returns assume
shareholders with a performance overview      5 Years                             6.79    reinvestment of distributions at NAV.
specific to their holdings. Institutional     1 Year                            -44.40    Investment return and principal value
Class shares are offered exclusively to      ==========================================   will fluctuate so your shares, when
institutional investors, including defined                                                redeemed, may be worth more or less than
contribution plans that meet certain         ==========================================   their original cost. See full report for
criteria.                                                                                 information on comparative benchmarks.
                                             AVERAGE ANNUAL TOTAL RETURNS                 Please consult your Fund prospectus for
                                             For periods ended 9/30/08, most recent       more information. For the most current
                                             calendar quarter-end                         month-end performance, please call 800
                                                                                          451 4246 or visit invescoaim.com.
                                             Inception (3/15/02)                  8.97%
                                              5 Years                            12.92
                                              1 Year                            -27.53
                                             ==========================================

                                             Institutional Class shares have no sales
                                             charge; therefore, performance is at net
                                             asset value (NAV). Performance of
                                             Institutional Class shares will differ
                                             from performance of other share classes
                                             primarily due to differing sales charges
                                             and class expenses.

                                                The total annual Fund operating
                                             expense ratio set forth in the most recent
                                             Fund prospectus as of the date of this
                                             supplement for Institutional Class shares
                                             was 1.03%. The expense ratios presented
                                             above may vary from the expense ratios
                                             presented in other sections of the actual
                                             report that are based on expenses incurred
                                             during the period covered by the report.

                                                A redemption fee of 2% will be
                                             imposed on certain redemptions or
                                             exchanges out of the Fund within 31 days
                                             of purchase. Exceptions to the redemption
                                             fee are listed in the Fund's prospectus.

==========================================
NASDAQ SYMBOL                        AIEVX
==========================================

Over for information on your Fund's expenses.

THIS SUPPLEMENT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                                                                                [INVESCO AIM LOGO]
invescoaim.com   IGR-INS-1   Invesco Aim Distributors, Inc.                                                     -- SERVICE MARK --

CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008, through October 31, 2008.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


-----------------------------------------------------------------------------------------------------------
                                                                            HYPOTHETICAL
                                                                      (5% ANNUAL RETURN BEFORE
                                                   ACTUAL                     EXPENSES)
                                         ------------------------------------------------------
                            BEGINNING        ENDING       EXPENSES       ENDING       EXPENSES   ANNUALIZED
                          ACCOUNT VALUE  ACCOUNT VALUE  PAID DURING  ACCOUNT VALUE  PAID DURING    EXPENSE
          CLASS             (05/01/08)   (10/31/08)(1)   PERIOD(2)     (10/31/08)    PERIOD(2)      RATIO
-----------------------------------------------------------------------------------------------------------
      Institutional         $1,000.00       $631.40        $4.26       $1,019.91       $5.28        1.04%
-----------------------------------------------------------------------------------------------------------



(1) The actual ending account value is based on the actual total return of the Fund for the period May 1, 2008, through October 31, 2008, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.


AIM INTERNATIONAL GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the Board) of AIM     their assigned funds. During the contract    ated the information provided differently
International Mutual Funds is required       renewal process, the Trustees receive        from one another and attributed different
under the Investment Company Act of 1940     comparative performance and fee data         weight to the various factors. The
to approve annually the renewal of the AIM   regarding the AIM Funds prepared by an       Trustees recognized that the advisory
International Growth Fund's (the Fund)       independent company, Lipper, Inc.            arrangements and resulting advisory fees
investment advisory agreement with Invesco   (Lipper), under the direction and            for the Fund and the other AIM Funds are
Aim Advisors, Inc. (Invesco Aim). During     supervision of the independent Senior        the result of years of review and
contract renewal meetings held on June       Officer who also prepares a separate         negotiation between the Trustees and
18-19, 2008, the Board as a whole and the    analysis of this information for the         Invesco Aim, that the Trustees may focus
disinterested or "independent" Trustees,     Trustees. Each Sub-Committee then makes      to a greater extent on certain aspects of
voting separately, approved the              recommendations to the Investments           these arrangements in some years than in
continuance of the Fund's investment         Committee regarding the performance, fees    others, and that the Trustees'
advisory agreement for another year,         and expenses of their assigned funds. The    deliberations and conclusions in a
effective July 1, 2008. In doing so, the     Investments Committee considers each         particular year may be based in part on
Board determined that the Fund's             Sub-Committee's recommendations and makes    their deliberations and conclusions of
investment advisory agreement is in the      its own recommendations regarding the        these same arrangements throughout the
best interests of the Fund and its           performance, fees and expenses of the AIM    year and in prior years.
shareholders and that the compensation to    Funds to the full Board. The Investments
Invesco Aim under the Fund's investment      Committee also considers each                FACTORS AND CONCLUSIONS AND SUMMARY OF
advisory agreement is fair and reasonable.   Sub-Committee's recommendations in making    INDEPENDENT WRITTEN FEE EVALUATION
                                             its annual recommendation to the Board       The discussion below serves as a summary
   The independent Trustees met separately   whether to approve the continuance of each   of the Senior Officer's independent
during their evaluation of the Fund's        AIM Fund's investment advisory agreement     written evaluation with respect to the
investment advisory agreement with           and sub-advisory agreements for another      Fund's investment advisory agreement as
independent legal counsel from whom they     year.                                        well as a discussion of the material
received independent legal advice, and the                                                factors and related conclusions that
independent Trustees also received              The independent Trustees are assisted     formed the basis for the Board's approval
assistance during their deliberations from   in their annual evaluation of the Fund's     of the Fund's investment advisory
the independent Senior Officer, a            investment advisory agreement by the         agreement and sub-advisory agreements.
full-time officer of the AIM Funds who       independent Senior Officer. One              Unless otherwise stated, information set
reports directly to the independent          responsibility of the Senior Officer is to   forth below is as of June 19, 2008 and
Trustees.                                    manage the process by which the AIM Funds'   does not reflect any changes that may have
                                             proposed management fees are negotiated      occurred since that date, including but
THE BOARD'S FUND EVALUATION PROCESS          during the annual contract renewal process   not limited to changes to the Fund's
                                             to ensure that they are negotiated in a      performance, advisory fees, expense
The Board's Investments Committee has        manner that is at arms' length and           limitations and/or fee waivers.
established three Sub-Committees that are    reasonable. Accordingly, the Senior
responsible for overseeing the management    Officer must either supervise a              I. Investment Advisory Agreement
of a number of the series portfolios of      competitive bidding process or prepare an
the AIM Funds. This Sub-Committee            independent written evaluation. The Senior      A. Nature, Extent and Quality of
structure permits the Trustees to focus on   Officer has recommended that an                    Services Provided by Invesco Aim
the performance of the AIM Funds that have   independent written evaluation be provided
been assigned to them. The Sub-Committees    and, at the direction of the Board, has      The Board reviewed the advisory services
meet throughout the year to review the       prepared an independent written              provided to the Fund by Invesco Aim under
performance of their assigned funds, and     evaluation.                                  the Fund's investment advisory agreement,
the Sub-Committees review monthly and                                                     the performance of Invesco Aim in
quarterly comparative performance               During the annual contract renewal        providing these services, and the
information and periodic asset flow data     process, the Board considered the factors    credentials and experience of the officers
for their assigned funds. These materials    discussed below under the heading "Factors   and employees of Invesco Aim who provide
are prepared under the direction and         and Conclusions and Summary of Independent   these services. The Board's review of the
supervision of the independent Senior        Written Fee Evaluation" in evaluating the    qualifications of Invesco Aim to provide
Officer. Over the course of each year, the   fairness and reasonableness of the Fund's    these services included the Board's
Sub-Committees meet with portfolio           investment advisory agreement and the        consideration of Invesco Aim's portfolio
managers for their assigned funds and        sub-advisory agreements at the contract      and product review process, various back
other members of management and review       renewal meetings and at their meetings       office support functions provided by
with these individuals the performance,      throughout the year as part of their         Invesco Aim, and Invesco Aim's equity and
investment objective(s), policies,           ongoing oversight of the Fund. The Fund's    fixed income trading operations. The Board
strategies and limitations of these funds.   investment advisory agreement and            concluded that the nature, extent and
                                             sub-advisory agreements were considered      quality of the advisory services provided
   In addition to their meetings             separately, although the Board also          to the Fund by Invesco Aim were
throughout the year, the Sub-Committees      considered the common interests of all of    appropriate and that Invesco Aim currently
meet at designated contract renewal          the AIM Funds in their deliberations. The    is providing satisfactory advisory
meetings each year to conduct an in-depth    Board considered all of the information      services in accordance with the terms of
review of the performance, fees and          provided to them and did not identify any    the Fund's investment advisory agreement.
expenses of                                  particular factor that was controlling.      In addition, based on their ongoing
                                             Each Trustee may have evalu-                 meetings throughout the year with the

                                                                                                                           continued


24              AIM INTERNATIONAL GROWTH FUND

Fund's portfolio manager or managers, the    ity and efficiency of the services that      implement any fee waivers or expense
Board concluded that these individuals are   Invesco Aim provides to the AIM Funds. The   limitations for the Fund.
competent and able to continue to carry      Board concluded that Invesco Aim continues
out their responsibilities under the         to be responsive to the Board's focus on        After taking account of the Fund's
Fund's investment advisory agreement.        fund performance. Although the independent   contractual advisory fee rate, as well as
                                             written evaluation of the Fund's Senior      the comparative advisory fee information
   In determining whether to continue the    Officer only considered Fund performance     discussed above, the Board concluded that
Fund's investment advisory agreement, the    through the most recent calendar year, the   the Fund's advisory fees were fair and
Board considered the prior relationship      Board also reviewed more recent Fund         reasonable.
between Invesco Aim and the Fund, as well    performance and this review did not change
as the Board's knowledge of Invesco Aim's    their conclusions.                              D. Economies of Scale and Breakpoints
operations, and concluded that it was
beneficial to maintain the current              C. Advisory Fees and Fee Waivers          The Board considered the extent to which
relationship, in part, because of such                                                    there are economies of scale in Invesco
knowledge. The Board also considered the     The Board compared the Fund's contractual    Aim's provision of advisory services to
steps that Invesco Aim and its affiliates    advisory fee rate to the contractual         the Fund. The Board also considered
have taken over the last several years to    advisory fee rates of funds in the Fund's    whether the Fund benefits from such
improve the quality and efficiency of the    expense group that are not managed by        economies of scale through contractual
services they provide to the AIM Funds in    Invesco Aim, at a common asset level and     breakpoints in the Fund's advisory fee
the areas of investment performance,         as of the end of the past calendar year.     schedule or through advisory fee waivers
product line diversification,                The Board noted that the Fund's              or expense limitations. The Board noted
distribution, fund operations, shareholder   contractual advisory fee rate was above      that the Fund's contractual advisory fee
services and compliance. The Board           the median contractual advisory fee rate     schedule includes seven breakpoints and
concluded that the quality and efficiency    of funds in its expense group. The Board     that the level of the Fund's advisory
of the services Invesco Aim and its          also reviewed the methodology used by        fees, as a percentage of the Fund's net
affiliates provide to the AIM Funds in       Lipper in determining contractual fee        assets, has decreased as net assets
each of these areas have generally           rates.                                       increased because of the breakpoints.
improved, and support the Board's approval                                                Based on this information, the Board
of the continuance of the Fund's                The Board also compared the Fund's        concluded that the Fund's advisory fees
investment advisory agreement.               effective fee rate (the advisory fee after   appropriately reflect economies of scale
                                             any advisory fee waivers and before any      at current asset levels. The Board also
   B. Fund Performance                       expense limitations/waivers) to the          noted that the Fund shares directly in
                                             advisory fee rates of other clients of       economies of scale through lower fees
The Board compared the Fund's performance    Invesco Aim and its affiliates with          charged by third party service providers
during the past one, three and five          investment strategies comparable to those    based on the combined size of all of the
calendar years to the performance of funds   of the Fund, including four mutual funds     AIM Funds and affiliates.
in the Fund's performance group that are     sub-advised by an Invesco Aim affiliate.
not managed by Invesco Aim, and against      The Board noted that the Fund's rate was        E. Profitability and Financial
the performance of all funds in the Lipper   above the sub-advisory fee rates for the           Resources of Invesco Aim
International Multi-Cap Growth Funds Index   sub-advised funds.
and the Lipper International Large-Cap                                                    The Board reviewed information from
Growth Funds Index. The Board also              Additionally, the Board compared the      Invesco Aim concerning the costs of the
reviewed the criteria used by Invesco Aim    Fund's effective fee rate to the total       advisory and other services that Invesco
to identify the funds in the Fund's          advisory fees paid by numerous separately    Aim and its affiliates provide to the Fund
performance group for inclusion in the       managed accounts/wrap accounts advised by    and the profitability of Invesco Aim and
Lipper reports. The Board noted that the     an Invesco Aim affiliate. The Board noted    its affiliates in providing these
Fund's performance was in the third          that the Fund's rate was above the rates     services. The Board also reviewed
quintile of its performance group for the    for the separately managed accounts/wrap     information concerning the financial
one and five year periods and the second     accounts. The Board considered that          condition of Invesco Aim and its
quintile of performance for the three year   management of the separately managed         affiliates. The Board also reviewed with
period (the first quintile being the best    accounts/ wrap accounts by the Invesco Aim   Invesco Aim the methodology used to
performing funds and the fifth quintile      affiliate involves different levels of       prepare the profitability information. The
being the worst performing funds). The       services and different operational and       Board considered the overall profitability
Board noted that the Fund's performance      regulatory requirements than Invesco Aim's   of Invesco Aim, as well as the
was above the level of performance of the    management of the Fund. The Board            profitability of Invesco Aim in connection
Lipper International Large-Cap Growth        concluded that these differences are         with managing the Fund. The Board noted
Funds Index for the one, three and five      appropriately reflected in the fee           that Invesco Aim continues to operate at a
year periods. The Board also noted that      structure for the Fund.                      net profit, although increased expenses in
the Fund's performance was below the                                                      recent years have reduced the
performance of the Lipper International         Based upon amendments to the Fund's       profitability of Invesco Aim and its
Multi-Cap Growth Funds Index for the one,    contractual advisory fee schedule in         affiliates. The Board concluded that the
three and five year periods. The Board       recent years, the Board concluded that it    Fund's fees were fair and reasonable, and
also considered the steps Invesco Aim has    was not necessary at this time to discuss    that the level of profits realized by
taken over the last several years to         with Invesco Aim whether to amend the        Invesco Aim and its affiliates from
improve the qual-                            contractual advisory fee schedule or         providing services to the Fund was not
                                                                                          excessive in light of the nature, quality
                                                                                          and extent of the services provided. The
                                                                                          Board considered whether Invesco Aim is

                                                                                                                           continued


25              AIM INTERNATIONAL GROWTH FUND

financially sound and has the resources      research obtained through soft dollar        have offices and personnel that are
necessary to perform its obligations under   arrangements may be used by Invesco Aim in   geographically dispersed in financial
the Fund's investment advisory agreement,    making investment decisions for the Fund     centers around the world, have been formed
and concluded that Invesco Aim has the       and may therefore benefit Fund               in part for the purpose of researching and
financial resources necessary to fulfill     shareholders. The Board concluded that       compiling information and making
these obligations.                           Invesco Aim's soft dollar arrangements       recommendations on the markets and
                                             were appropriate. The Board also concluded   economies of various countries and
   F. Independent Written Evaluation of      that, based on their review and              securities of companies located in such
      the Fund's Senior Officer              representations made by Invesco Aim, these   countries or on various types of
                                             arrangements were consistent with            investments and investment techniques, and
The Board noted that, at their direction,    regulatory requirements.                     providing investment advisory services.
the Senior Officer of the Fund, who is                                                    The Board concluded that the sub-advisory
independent of Invesco Aim and Invesco          The Board considered the fact that the    agreements will benefit the Fund and its
Aim's affiliates, had prepared an            Fund's uninvested cash and cash collateral   shareholders by permitting Invesco Aim to
independent written evaluation to assist     from any securities lending arrangements     utilize the additional resources and
the Board in determining the                 may be invested in money market funds        talent of the Affiliated Sub-Advisers in
reasonableness of the proposed management    advised by Invesco Aim pursuant to           managing the Fund.
fees of the AIM Funds, including the Fund.   procedures approved by the Board. The
The Board noted that they had relied upon    Board noted that Invesco Aim will receive       B. Fund Performance
the Senior Officer's written evaluation      advisory fees from these affiliated money
instead of a competitive bidding process.    market funds attributable to such            The Board did not view Fund performance as
In determining whether to continue the       investments, although Invesco Aim has        a relevant factor in considering whether
Fund's investment advisory agreement, the    contractually agreed to waive through at     to approve the sub-advisory agreements for
Board considered the Senior Officer's        least June 30, 2009, the advisory fees       the Fund, as no Affiliated Sub-Adviser
written evaluation.                          payable by the Fund in an amount equal to    currently manages any portion of the
                                             100% of the net advisory fees Invesco Aim    Fund's assets.
   G. Collateral Benefits to Invesco Aim     receives from the affiliated money market
      and its Affiliates                     funds with respect to the Fund's                C. Sub-Advisory Fees
                                             investment of uninvested cash, but not
The Board considered various other           cash collateral. The Board considered the    The Board considered the services to be
benefits received by Invesco Aim and its     contractual nature of this fee waiver and    provided by the Affiliated Sub-Advisers
affiliates resulting from Invesco Aim's      noted that it remains in effect until at     pursuant to the sub-advisory agreements
relationship with the Fund, including the    least June 30, 2009. The Board concluded     and the services to be provided by Invesco
fees received by Invesco Aim and its         that the Fund's investment of uninvested     Aim pursuant to the Fund's investment
affiliates for their provision of            cash and cash collateral from any            advisory agreement, as well as the
administrative, transfer agency and          securities lending arrangements in the       allocation of fees between Invesco Aim and
distribution services to the Fund. The       affiliated money market funds is in the      the Affiliated Sub-Advisers pursuant to
Board considered the performance of          best interests of the Fund and its           the sub-advisory agreements. The Board
Invesco Aim and its affiliates in            shareholders.                                noted that the sub-advisory fees have no
providing these services and the                                                          direct effect on the Fund or its
organizational structure employed by         II. Sub-Advisory Agreements                  shareholders, as they are paid by Invesco
Invesco Aim and its affiliates to provide                                                 Aim to the Affili-ated Sub-Advisers, and
these services. The Board also considered       A. Nature, Extent and Quality of          that Invesco Aim and the Affiliated
that these services are provided to the            Services Provided by Affiliated        Sub-Advisers are affiliates. After taking
Fund pursuant to written contracts which           Sub-Advisers                           account of the Fund's contractual
are reviewed and approved on an annual                                                    sub-advisory fee rate, as well as other
basis by the Board. The Board concluded      The Board reviewed the services to be        relevant factors, the Board concluded that
that Invesco Aim and its affiliates were     provided by Invesco Trimark Ltd., Invesco    the Fund's sub-advisory fees were fair and
providing these services in a satisfactory   Asset Management Deutschland, GmbH,          reasonable.
manner and in accordance with the terms of   Invesco Asset Management Limited, Invesco
their contracts, and were qualified to       Asset Management (Japan) Limited, Invesco       D. Financial Resources of the
continue to provide these services to the    Australia Limited, Invesco Global Asset            Affiliated Sub-Advisers
Fund.                                        Management (N.A.), Inc., Invesco Hong Kong
                                             Limited, Invesco Institutional (N.A.),       The Board considered whether each
   The Board considered the benefits         Inc. and Invesco Senior Secured              Affiliated Sub-Adviser is financially
realized by Invesco Aim as a result of       Management, Inc. (collectively, the          sound and has the resources necessary to
portfolio brokerage transactions executed    "Affiliated Sub-Advisers") under the         perform its obligations under its
through "soft dollar" arrangements. Under    sub-advisory agreements and the              respective sub-advisory agreement, and
these arrangements, portfolio brokerage      credentials and experience of the officers   concluded that each Affiliated Sub-Adviser
commissions paid by the Fund and/or other    and employees of the Affiliated              has the financial resources necessary to
funds advised by Invesco Aim are used to     Sub-Advisers who will provide these          fulfill these obligations.
pay for research and execution services.     services. The Board concluded that the
The Board noted that soft dollar             nature, extent and quality of the services
arrangements shift the payment obligation    to be provided by the Affiliated
for the research and execution services      Sub-Advisers were appropriate. The Board
from Invesco Aim to the funds and            noted that the Affiliated Sub-Advisers,
therefore may reduce Invesco Aim's           which
expenses. The Board also noted that


26              AIM INTERNATIONAL GROWTH FUND

TAX INFORMATION

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state's requirement.

  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2008:

     FEDERAL AND STATE INCOME TAX
     ----------------------------
     Long-Term Capital Gain Dividends                    $220,593,268
     Qualified Dividend Income*                                  100%
     Corporate Dividends Received Deduction*                       0%
     Foreign Taxes                                             0.0414 Per Share
     Foreign Source Income                                     0.8563 Per Share



     * The above percentages are based on ordinary income dividends paid to shareholders during the Fund's fiscal year.

NON-RESIDENT ALIEN SHAREHOLDER INFORMATION

The percentages of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2008, April 30, 2008, July 31, 2008 and October 31, 2008 were 99.82%, 99.87%, 99.93%, and 99.89%, respectively.


27        AIM INTERNATIONAL GROWTH FUND

TRUSTEES AND OFFICERS


The address of each trustee and officer of AIM International Mutual Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 103 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.



NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                       DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                           HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------------------

 Martin L.                      2007          Executive Director, Chief Executive Officer and President,    None
 Flanagan(1) -- 1960                          Invesco Ltd. (ultimate parent of Invesco Aim and a global
 Trustee                                      investment management firm); Chairman, Invesco Aim Advisors,
                                              Inc. (registered investment advisor); Director, Chairman,
                                              Chief Executive Officer and President, IVZ Inc. (holding
                                              company); INVESCO North American Holdings, Inc. (holding
                                              company); and, INVESCO Group Services, Inc. (service
                                              provider); Trustee, The AIM Family of Funds--Registered
                                              Trademark--; Vice Chairman, Investment Company Institute;
                                              and Member of Executive Board, SMU Cox School of Business

                                              Formerly: Director, Chief Executive Officer and President,
                                              Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Chairman, Investment
                                              Company Institute; President, Co-Chief Executive Officer,
                                              Co-President, Chief Operating Officer and Chief Financial
                                              Officer, Franklin Resources, Inc. (global investment
                                              management organization)
--------------------------------------------------------------------------------------------------------------------------------

 Philip A. Taylor(2) -- 1954    2006          Head of North American Retail and Senior Managing Director,   None
 Trustee, President and                       Invesco Ltd.; Director, Chief Executive Officer and
 Principal                                    President, Invesco Trimark Dealer Inc. (formerly AIM Mutual
 Executive Officer                            Fund Dealer Inc.) (registered broker dealer), Invesco Aim
                                              Advisors, Inc., and 1371 Preferred Inc. (holding company);
                                              Director, Chairman, Chief Executive Officer and President,
                                              Invesco Aim Management Group, Inc. (financial services
                                              holding company) and Invesco Aim Capital Management, Inc.
                                              (registered investment advisor); Director and President,
                                              INVESCO Funds Group, Inc. (registered investment advisor and register transfer agent) and AIM GP Canada Inc. (general
                                              partner for a limited partnership); Director, Invesco Aim
                                              Distributors, Inc. (registered broker dealer); Director and
                                              Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, IVZ Callco
                                              Inc. (holding company), INVESCO Inc. (holding company) and
                                              Invesco Canada Holdings Inc. (formerly AIM Canada Holdings
                                              Inc.) (holding company); Chief Executive Officer, AIM
                                              Trimark Corporate Class Inc. (formerly AIM Trimark Global
                                              Fund Inc.) (corporate mutual fund company) and AIM Trimark
                                              Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco
                                              Trimark Ltee (formerly AIM Funds Management Inc. d/b/a
                                              INVESCO Enterprise Services) (registered investment advisor and registered transfer agent) and Invesco Trimark Dealer
                                              Inc. (formerly AIM Mutual Fund Dealer Inc.) (registered
                                              broker dealer); Trustee, President and Principal Executive
                                              Officer of The AIM Family of Funds--Registered Trademark--
                                              (other than AIM Treasurer's Series Trust and Short-Term
                                              Investments Trust); Trustee and Executive Vice President,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust and Short-Term Investments Trust
                                              only); and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: President, Invesco Trimark Dealer Inc.; Director
                                              and President, AIM Trimark Corporate Class Inc. and AIM
                                              Trimark Canada Fund Inc.; Director and President, Invesco
                                              Trimark Ltd./Invesco Trimark Ltee (formerly AIM Funds
                                              Management Inc. d/b/a INVESCO Enterprise Services); Senior
                                              Managing Director, Invesco Holding Company Limited; Trustee
                                              and Executive Vice President, Tax-Free Investments Trust;
                                              Director and Chairman, Fund Management Company (registered broker dealer); President and Principal Executive Officer,
                                              The AIM Family of Funds--Registered Trademark-- (AIM
                                              Treasurer's Series Trust, Short-Term Investments Trust and
                                              Tax-Free Investments Trust only); President, AIM Trimark
                                              Global Fund Inc. and AIM Trimark Canada Fund Inc.; and
                                              Director, Trimark Trust (federally regulated Canadian Trust
                                              Company)

--------------------------------------------------------------------------------------------------------------------------------

 INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

 Bruce L. Crockett -- 1944      1992          Chairman, Crockett Technology Associates (technology          ACE Limited
 Trustee and Chair                            consulting company)                                           (insurance company);
                                                                                                            Captaris, Inc.
                                                                                                            (unified messaging
                                                                                                            provider); and
                                                                                                            Investment Company
                                                                                                            Institute
--------------------------------------------------------------------------------------------------------------------------------

 Bob R. Baker -- 1936           2003          Retired                                                       None
 Trustee
--------------------------------------------------------------------------------------------------------------------------------

 Frank S. Bayley -- 1939        2001          Retired
 Trustee
                                              Formerly: Partner, law firm of Baker & McKenzie; and          None
                                              Director, Badgley Funds, Inc. (registered investment
                                              company) (2 portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 James T. Bunch -- 1942         2003          Founder, Green, Manning & Bunch Ltd., (investment banking     Director, Policy
 Trustee                                      firm)                                                         Studies, Inc. and
                                                                                                            Van Gilder Insurance
                                                                                                            Corporation

--------------------------------------------------------------------------------------------------------------------------------


 Albert R. Dowden -- 1941       2000          Director of a number of public and private business           None
 Trustee                                      corporations, including the Boss Group Ltd. (private
                                              investment and management); Continental Energy Services, LLC
                                              (oil and gas pipeline service); Reich & Tang Funds
                                              (registered investment company); Annuity and Life Re
                                              (Holdings), Ltd. (reinsurance company), and Homeowners of
                                              America Holding Corporation/Homeowners of America Insurance
                                              Company (property casualty company)

                                              Formerly: Director, CompuDyne Corporation (provider of
                                              product and services to the public security market);
                                              Director, President and Chief Executive Officer, Volvo Group
                                              North America, Inc.; Senior Vice President, AB Volvo;
                                              Director of various public and private corporations

--------------------------------------------------------------------------------------------------------------------------------


 Jack M. Fields -- 1952         1997          Chief Executive Officer, Twenty First Century Group, Inc.     Administaff
 Trustee                                      (government affairs company); and Owner and Chief Executive
                                              Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment)

                                              Formerly: Chief Executive Officer, Texana Timber LP
                                              (sustainable forestry company); and Discovery Global
                                              Education Fund (non-profit)

--------------------------------------------------------------------------------------------------------------------------------


 Carl Frischling -- 1937        1991          Partner, law firm of Kramer Levin Naftalis and Frankel LLP    Director, Reich &
 Trustee                                                                                                    Tang Funds) (15
                                                                                                            portfolios)

--------------------------------------------------------------------------------------------------------------------------------


 Prema Mathai-Davis -- 1950     1998          Formerly: Chief Executive Officer, YWCA of the USA            None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Lewis F. Pennock -- 1942       1991          Partner, law firm of Pennock & Cooper                         None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Larry Soll -- 1942             2003          Retired                                                       None
 Trustee

--------------------------------------------------------------------------------------------------------------------------------


 Raymond Stickel, Jr. -- 1944   2005          Retired
 Trustee
                                              Formerly: Partner, Deloitte & Touche; and Director, Mainstay  None
                                              VP Series Funds, Inc. (25 portfolios)

--------------------------------------------------------------------------------------------------------------------------------



(1) Mr. Flanagan is considered an interested person of the Trust because he is an officer of the advisor to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the advisor to the Trust.
(2) Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.




28        AIM INTERNATIONAL GROWTH FUND

NAME, YEAR OF BIRTH AND         TRUSTEE AND/                                                                     OTHER
POSITION(S) HELD WITH THE       OR OFFICER    PRINCIPAL OCCUPATION(S)                                            DIRECTORSHIP(S)
TRUST                           SINCE         DURING PAST 5 YEARS                                                HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------

 OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

 Russell C. Burk -- 1958        2005          Senior Vice President and Senior Officer of The AIM Family of      N/A
 Senior Vice President and                    Funds--Registered Trademark--
 Senior Officer
                                              Formerly: Director of Compliance and Assistant General Counsel,
                                              ICON Advisers, Inc.; Financial Consultant, Merrill Lynch; General
                                              Counsel and Director of Compliance, ALPS Mutual Funds, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 John M. Zerr -- 1962           2006          Director, Senior Vice President, Secretary and General Counsel,    N/A
 Senior Vice President, Chief                 Invesco Aim Management Group, Inc., Invesco Aim Advisors, Inc.
 Legal Officer and Secretary                  and Invesco Aim Capital Management, Inc.; Director, Senior Vice
                                              President and Secretary, Invesco Aim Distributors, Inc.;
                                              Director, Vice President and Secretary, Invesco Aim Investment
                                              Services, Inc. and INVESCO Distributors, Inc.; Director and Vice
                                              President, INVESCO Funds Group Inc.; Senior Vice President, Chief
                                              Legal Officer and Secretary, The AIM Family of Funds--Registered
                                              Trademark--; and Manager, Invesco PowerShares Capital Management
                                              LLC

                                              Formerly: Director, Vice President and Secretary, Fund Management
                                              Company; Vice President, Invesco Aim Capital Management, Inc.;
                                              Chief Operating Officer, Senior Vice President, General Counsel
                                              and Secretary, Liberty Ridge Capital, Inc. (an investment
                                              adviser); Vice President and Secretary, PBHG Funds (an investment company); Vice President and Secretary, PBHG Insurance Series
                                              Fund (an investment company); Chief Operating Officer, General
                                              Counsel and Secretary, Old Mutual Investment Partners (a broker-
                                              dealer); General Counsel and Secretary, Old Mutual Fund Services
                                              (an administrator); General Counsel and Secretary, Old Mutual
                                              Shareholder Services (a shareholder servicing center); Executive
                                              Vice President, General Counsel and Secretary, Old Mutual
                                              Capital, Inc. (an investment adviser); and Vice President and
                                              Secretary, Old Mutual Advisors Funds (an investment company)

--------------------------------------------------------------------------------------------------------------------------------

 Lisa O. Brinkley -- 1959       2004          Global Compliance Director, Invesco Ltd.; and Vice President, The  N/A
 Vice President                               AIM Family of Funds--Registered Trademark--

                                              Formerly: Senior Vice President, Invesco Aim Management Group,
                                              Inc.; Senior Vice President and Chief Compliance Officer, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark--; Vice President and Chief Compliance Officer, Invesco
                                              Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.;
                                              Vice President, Invesco Aim Investment Services, Inc. and Fund
                                              Management Company; and Senior Vice President and Compliance
                                              Director, Delaware Investments Family of Funds

--------------------------------------------------------------------------------------------------------------------------------

 Kevin M. Carome -- 1956        2003          General Counsel, Secretary and Senior Managing Director, Invesco   N/A
 Vice President                               Ltd.; Director and Secretary, Invesco Holding Company Limited,
                                              IVZ, Inc. and INVESCO Group Services, Inc.; Director, INVESCO
                                              Funds Group, Inc.; Secretary, INVESCO North American Holdings,
                                              Inc.; and Vice President, The AIM Family of Funds--Registered
                                              Trademark--

                                              Formerly: Director, Senior Vice President, Secretary and General
                                              Counsel, Invesco Aim Management Group, Inc. and Invesco Aim
                                              Advisors, Inc.; Senior Vice President, Invesco Aim Distributors,
                                              Inc.; Director, General Counsel and Vice President, Fund
                                              Management Company; Vice President, Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Investment Services, Inc.;
                                              Senior Vice President, Chief Legal Officer and Secretary, The AIM
                                              Family of Funds--Registered Trademark--; Director and Vice
                                              President, INVESCO Distributors, Inc. and Chief Executive Officer
                                              and President, INVESCO Funds Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Sheri Morris -- 1964           1999          Vice President, Treasurer and Principal Financial Officer, The     N/A
 Vice President, Treasurer                    AIM Family of Funds--Registered Trademark--; and Vice President,
 and Principal Financial                      Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc.
 Officer                                      and Invesco Aim Private Asset Management Inc.

                                              Formerly: Assistant Vice President and Assistant Treasurer, The
                                              AIM Family of Funds--Registered Trademark-- and Assistant Vice
                                              President, Invesco Aim Advisors, Inc., Invesco Aim Capital
                                              Management, Inc. and Invesco Aim Private Asset Management, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Karen Dunn Kelley -- 1960      2004          Head of Invesco's World Wide Fixed Income and Cash Management      N/A
 Vice President                               Group; Director of Cash Management and Senior Vice President,
                                              Invesco Aim Advisors, Inc. and Invesco Aim Capital Management,
                                              Inc; Executive Vice President, Invesco Aim Distributors, Inc.;
                                              Senior Vice President, Invesco Aim Management Group, Inc.; Vice
                                              President, The AIM Family of Funds--Registered Trademark-- (other than AIM Treasurer's Series Trust and Short-Term Investments
                                              Trust); and President and Principal Executive Officer, The AIM
                                              Family of Funds--Registered Trademark-- (AIM Treasurer's Series
                                              Trust and Short-Term Investments Trust only)

                                              Formerly President and Principal Executive Officer, Tax-Free
                                              Investments Trust; Director and President, Fund Management
                                              Company; Chief Cash Management Officer and Managing Director,
                                              Invesco Aim Capital Management, Inc.; and Vice President, Invesco
                                              Aim Advisors, Inc. and The AIM Family of Funds--Registered
                                              Trademark-- (AIM Treasurer's Series Trust, Short-Term Investments
                                              Trust and Tax-Free Investments Trust only)

--------------------------------------------------------------------------------------------------------------------------------

 Lance A. Rejsek -- 1967        2005          Anti-Money Laundering Compliance Officer, Invesco Aim Advisors,    N/A
 Anti-Money Laundering                        Inc., Invesco Aim Capital Management, Inc., Invesco Aim
 Compliance Officer                           Distributors, Inc., Invesco Aim Investment Services, Inc.,
                                              Invesco Aim Private Asset Management, Inc. and The AIM Family of
                                              Funds--Registered Trademark--

                                              Formerly: Anti-Money Laundering Compliance Officer, Fund
                                              Management Company; and Manager of the Fraud Prevention
                                              Department, Invesco Aim Investment Services, Inc.

--------------------------------------------------------------------------------------------------------------------------------

 Todd L. Spillane -- 1958       2006          Senior Vice President, Invesco Aim Management Group, Inc.; Senior  N/A
 Chief Compliance Officer                     Vice President and Chief Compliance Officer, Invesco Aim
                                              Advisors, Inc. and Invesco Aim Capital Management, Inc.; Chief
                                              Compliance Officer, The AIM Family of Funds--Registered
                                              Trademark--, Invesco Global Asset Management (N.A.), Inc.
                                              (registered investment advisor), Invesco Institutional (N.A.),
                                              Inc., (registered investment advisor), INVESCO Private Capital
                                              Investments, Inc. (holding company), Invesco Private Capital,
                                              Inc. (registered investment advisor) and Invesco Senior Secured
                                              Management, Inc. (registered investment advisor); and Vice
                                              President, Invesco Aim Distributors, Inc. and Invesco Aim
                                              Investment Services, Inc.

                                              Formerly: Vice President, Invesco Aim Capital Management, Inc.
                                              and Fund Management Company; and Global Head of Product
                                              Development, AIG-Global Investment Group, Inc.

--------------------------------------------------------------------------------------------------------------------------------



The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund's prospectus for information on the Fund's sub-advisors.



OFFICE OF THE FUND        INVESTMENT ADVISOR              DISTRIBUTOR                      AUDITORS
11 Greenway Plaza         Invesco Aim Advisors, Inc.      Invesco Aim Distributors, Inc.   PricewaterhouseCoopers LLP
Suite 100                 11 Greenway Plaza               11 Greenway Plaza                1201 Louisiana Street
Houston, TX 77046-1173    Suite 100                       Suite 100                        Suite 2900
                          Houston, TX 77046-1173          Houston, TX 77046-1173           Houston, TX 77002-5678


COUNSEL TO THE FUND       COUNSEL TO THE INDEPENDENT      TRANSFER AGENT                   CUSTODIAN
Stradley Ronon Stevens    TRUSTEES                        Invesco Aim Investment           State Street Bank and Trust
& Young, LLP              Kramer, Levin, Naftalis &       Services, Inc.                   Company
2600 One Commerce Square  Frankel LLP                     P.O. Box 4739                    225 Franklin Street
Philadelphia, PA 19103    1177 Avenue of the Americas     Houston, TX 77210-4739           Boston, MA 02110-2801
                          New York, NY 10036-2714






29        AIM INTERNATIONAL GROWTH FUND

[GO PAPERLESS
   GRAPHIC]

====================================================================================================================================
GO PAPERLESS WITH EDELIVERY

Visit invescoaim.com/edelivery to receive quarterly statements, tax forms, fund reports and prospectuses with a service that's all about eeees:

o  ENVIRONMENTALLY FRIENDLY. Go green by reducing the number of     o  EFFICIENT. Stop waiting for regular mail. Your documents will
   trees used to produce paper.                                        be sent via email as soon as they're available.

o  ECONOMICAL. Help reduce your fund's printing and delivery        o  EASY. Download, save and print files using your home computer
   expenses and put more capital back in your fund's returns.          with a few clicks of your mouse.

This service is provided by Invesco Aim Investment Services, Inc.
====================================================================================================================================

FUND HOLDINGS AND PROXY VOTING INFORMATION

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund's semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. From our home page, click on Products & Performance, then Mutual Funds, then Fund Overview. Select your
Fund from the drop-down menu and click on Complete Quarterly Holdings. Shareholders can also look up the Fund's Forms N-Q on the SEC website at sec.gov. Copies of the Fund's Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C.
You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 942 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-06463 and 033-44611.

   A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website,
invescoaim.com. On the home page, scroll down and click on Proxy Policy. The information is also available on the SEC website,
sec.gov.

   Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2008, is available at our website. Go to invescoaim.com, access the About Us tab, click on Required Notices and then click on Proxy Voting
Activity. Next, select the Fund from the drop-down menu. The information is also available on the SEC website, sec.gov.

If used after January 20, 2009, this report must be accompanied by a Fund fact sheet or Invesco Aim
Quarterly Performance Review for the most recent quarter-end. Invesco Aim--SERVICE MARK-- is a service mark of Invesco Aim Management Group, Inc. Invesco Aim Advisors, Inc., Invesco Aim Capital Management,
Inc., Invesco Aim Private Asset Management, Inc. and Invesco PowerShares Capital Management LLC are the        [INVESCO AIM LOGO]
investment advisors for the products and services represented by Invesco Aim; they each provide                -- SERVICE MARK --
investment advisory services to individual and institutional clients and do not sell securities. Please refer to each fund's prospectus for information on the fund's subadvisors. Invesco Aim Distributors, Inc.
is the U.S. distributor for the retail mutual funds, exchange-traded funds and institutional money market funds and the subdistributor for the STIC Global Funds represented by Invesco Aim. All entities are indirect, wholly owned subsidiaries of Invesco Ltd.

                                               invescoaim.com   IGR-AR-1   Invesco Aim Distributors, Inc.

ITEM 2. CODE OF ETHICS.

          As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

          The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                                                                                  Percentage of
                                                                                                                   Fees Billed
                                                   Percentage of Fees Billed                                 Applicable to Non-Audit
                                                    Applicable to Non-Audit                                   Services Provided for
                                                     Services Provided for                                     fiscal year end 2007
                      Fees Billed for Services        fiscal year end 2008       Fees Billed for Services     Pursuant to Waiver of
                     Rendered to the Registrant      Pursuant to Waiver of      Rendered to the Registrant         Pre-Approval
                      for fiscal year end 2008    Pre-Approval Requirement(1)    for fiscal year end 2007         Requirement(1)
                     --------------------------   ---------------------------   --------------------------   -----------------------
Audit Fees                    $251,425                       N/A                         $233,535                      N/A
Audit-Related Fees            $      0                         0%                        $      0                        0%
Tax Fees(2)                   $ 49,217                         0%                        $ 48,845                        0%
All Other Fees                $      0                         0%                        $      0                        0%
                              --------                                                   --------
Total Fees                    $300,642                         0%                        $282,380                        0%

PWC billed the Registrant aggregate non-audit fees of $49,217 for the fiscal year ended 2008, and $48,845 for the fiscal year ended 2007, for non-audit services rendered to the Registrant.

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Tax Fees for the fiscal year end October 31, 2008 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end October 31, 2007 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO INVESCO AIM AND INVESCO AIM AFFILIATES

     PWC billed Invesco Aim Advisors, Inc. ("Invesco Aim"), the Registrant's adviser, and any entity controlling, controlled by or under common control with Invesco Aim that provides ongoing services to the Registrant ("Invesco Aim Affiliates") aggregate fees for pre-approved non-audit services rendered to Invesco Aim and Invesco Aim Affiliates for the last two fiscal years as follows:

                        Fees Billed for                                Fees Billed for
                       Non-Audit Services                            Non-Audit Services
                      Rendered to Invesco     Percentage of Fees     Rendered to Invesco     Percentage of Fees
                      Aim and Invesco Aim    Billed Applicable to    Aim and Invesco Aim    Billed Applicable to
                     Affiliates for fiscal    Non-Audit Services       Affiliates for        Non-Audit Services
                       year end 2008 That     Provided8for fiscal   fiscal year end 2007    Provided for fiscal
                         Were Required           year end 2008       That Were Required        year end 2007
                       to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                      by the Registrant's       of Pre-Approval      by the Registrant's        Pre-Approval
                        Audit Committee         Requirement(1)         Audit Committee         Requirement(1)
                     ---------------------   --------------------   --------------------   ---------------------
Audit-Related Fees            $ 0                     0%                    $ 0                      0%
Tax Fees                      $ 0                     0%                    $ 0                      0%
All Other Fees                $ 0                     0%                    $ 0                      0%
                              ---                                           ---
Total Fees(2)                 $ 0                     0%                    $ 0                      0%

----------
(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco Aim and Invesco Aim Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant's Audit Committee and approved by the Registrant's Audit Committee prior to the completion of the audit.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed Invesco Aim and Invesco Aim Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2008, and $0 for the fiscal year ended 2007, for non-audit services rendered to Invesco Aim and Invesco Aim Affiliates.

     The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

               a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

               b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

     - Bookkeeping or other services related to the accounting records or financial statements of the audit client

     -    Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -    Actuarial services

     -    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

     -    Management functions

     -    Human resources

     -    Broker-dealer, investment adviser, or investment banking services

     -    Legal services

     -    Expert services unrelated to the audit

     -    Any service or product provided for a contingent fee or a commission

     - Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

     - Tax services for persons in financial reporting oversight roles at the Fund

     - Any other service that the Public Company Oversight Board determines by regulation is impermissible.

     PwC advised the Funds' Audit Committee that PwC had identified two matters that required further consideration under the SEC's auditor independence rules.

     First, PwC was engaged to perform services to an affiliate of INVESCO PLC, including (a) consulting with respect to the acquisition by the affiliate of certain assets from a third party; and (b) providing expert testimony in connection with any arbitration proceeding or litigation arising from or relating to the transaction. SEC rules provide that an accountant is not independent if, at any point during the audit and professional engagement period, the accountant provides expert services unrelated to the audit to an audit client. Specifically, PwC would not be permitted to provide expert testimony nor perform other services in support of the client or its counsel in connection with a proceeding. Within days of being engaged to provide the services it was determined that some of the services contemplated in the engagement terms would be inconsistent with the SEC's auditor independence rules. A review of the services performed pursuant to the original agreement was conducted. It was concluded that the services performed were not inconsistent with the SEC's independence rules. Following the review, the initial engagement terms were modified to limit PwC's services to those permitted under the rules.

     Second, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies or trusts since 2001. Some of these companies held shares of INVESCO Nippon Warrants Fund (the "Investment."), an affiliate of INVESCO PLC, formerly known as AMVESCAP PLC (the "Company"). The investment, which consisted of 2,070 shares, was initially entered into during July 1, 2001 - December 31, 2005.

     PwC informed the Audit Committee that the second matter could have constituted an investment in an affiliate of an audit client in violation of Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that it believes its independence had not been adversely affected as it related to the audits of the Funds. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment, as it relates to the second matter, and that PwC did not believe either of these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the

     Funds' independent auditor. Based upon PwC's review and discussion, the audit committee concurred with PwC's conclusions in relation to its independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

          Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

          Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

          Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

          Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

          None

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of December 16, 2008, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2008, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a)(1)  Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)  Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM International Mutual Funds


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 8, 2009

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By: /s/ PHILIP A. TAYLOR
    ---------------------------------
    Philip A. Taylor
    Principal Executive Officer

Date: January 8, 2009


By: /s/ SHERI MORRIS
    ---------------------------------
    Sheri Morris
    Principal Financial Officer

Date: January 8, 2009

                                  EXHIBIT INDEX

12(a)(1)   Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.